DIVERSIFIED INVESTORS PORTFOLIOS


SEMI-ANNUAL REPORT
JUNE 30, 2002




INTERNATIONAL EQUITY PORTFOLIO

HIGH YIELD BOND PORTFOLIO

AGGRESSIVE EQUITY PORTFOLIO

SMALL-CAP GROWTH PORTFOLIO

SPECIAL EQUITY PORTFOLIO

SMALL-CAP VALUE PORTFOLIO

MID-CAP GROWTH PORTFOLIO

MID-CAP VALUE PORTFOLIO

EQUITY GROWTH PORTFOLIO

GROWTH AND INCOME PORTFOLIO

VALUE & INCOME PORTFOLIO

BALANCED PORTFOLIO

CORE BOND PORTFOLIO

INTERMEDIATE GOVERNMENT
BOND PORTFOLIO

HIGH QUALITY BOND PORTFOLIO

MONEY MARKET PORTFOLIO


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DIVERSIFIED
INVESTMENT
ADVISORS

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Economic and Market Review..................................    2
Statements of Assets and Liabilities........................    8
Statements of Operations....................................   10
Statements of Changes in Net Assets -- June 30, 2002........   12
Statements of Changes in Net Assets -- December 31, 2001....   14

PORTFOLIO OF INVESTMENTS:
Money Market Portfolio......................................   16
High Quality Bond Portfolio.................................   18
Intermediate Government Bond Portfolio......................   23
Core Bond Portfolio.........................................   26
Balanced Portfolio..........................................   36
Value & Income Portfolio....................................   51
Growth & Income Portfolio...................................   56
Equity Growth Portfolio.....................................   64
Mid-Cap Value Portfolio.....................................   68
Mid-Cap Growth Portfolio....................................   71
Small-Cap Value Portfolio...................................   74
Special Equity Portfolio....................................   76
Small-Cap Growth Portfolio..................................   87
Aggressive Equity Portfolio.................................   89
High Yield Bond Portfolio...................................   92
International Equity Portfolio..............................  100
Notes to Financial Statements...............................  107

                              SECOND QUARTER 2002

                            ANNUAL ECONOMIC OVERVIEW

The second quarter of 2002 was marked by declining markets accompanied by scandal, with companies such as WorldCom and ImClone coming under fire for shaky business practices. This did not bode well for stock investors as market values continued to decline across the major stock indices as news of more corporate debacles broke. In addition, terrorist threats continued unrest in the Middle East, and escalating tension between India and Pakistan eroded investor confidence.

The US economy continues to show signs of recovery from the slowdown of 2001, but the recovery appears to be slower than originally forecasted. The first quarter Gross Domestic Product revealed that the economy grew at an annualized pace of 6.1%. The first quarter's growth was primarily driven from inventory liquidation, which was larger than originally estimated. The present inventory liquidation cycle should remain a positive factor to economic growth for a number of quarters to come. We are estimating that GDP growth will be in the 2.4% range for the second quarter. Inflation, as measured by the Consumer and Producer Prices indices, is well under control, thus keeping the threat of rising interest rates at bay.

The Federal Reserve Board maintained their neutral bias by leaving the Fed Funds Rate at 1.75%, the lowest level in forty years. We believe that the Fed will not raise rates at least until early 2003. The Fed wants to be sure that a sustainable economic recovery is in place.

                               FINANCIAL MARKETS

After rising in the first quarter, interest rates declined across the yield curve in the second quarter as concerns about the pace of the economic recovery, corporate profits and accounting scandals caused investors to become risk averse. The 10-year Government Bond began the quarter at 5.42% and declined by 0.64% to 4.78%. As a result, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7%. Among sectors, the relatively higher quality securities outperformed lower quality. The Government bond sector performed the best with a return of 4.4%. Investment grade corporate securities lagged the Government bonds, by returning 2.9%. The worst performing sector was high yield bonds, which was down 6.4%.

The falling rates favored portfolios with a relatively longer duration. For example, the Lehman Brothers Government/Corporate Index, which has a duration of
5.34 years, returned 3.8%, while the Lehman Brothers Long Government/Corporate Index, with a duration of 10.43 years returned 4.3%. But how much of the interest rate declines reflected long-term fundamentals, versus the short-term sentiment of the stock market's sell-off?

Corporate governance, scandals, accounting issues, business transparency, debt problems and future possible terrorist attacks have replaced the direction of the economy and earnings, at least temporarily, as the key drivers impacting the stock market. As a result, the S&P 500 Index declined 13% in the second quarter and the technology heavy NASDAQ Market was down 21%. Small capitalization stocks, as measured by the Russell 3000 Index, declined less that their large capitalization counterparts by declining 8%. Over the past year, the Russell 2000 Index has fallen 8.6% versus a decline of 18.0% for the S&P 500 Index.

Like the prior quarters, growth stocks sold-off more than value stocks. The Russell 1000 Value Index was down 9%, versus a 19% loss for the Russell 1000 Growth Index. This pattern would remain the same among mid- and small-capitalization styles. International stocks, as measured by the MSCI non-US Index also fell by 9.1%.

                                    OUTLOOK

We believe that the economy will gain momentum in the second half of the year. Our forecasts for GDP growth is 3.2% in the third quarter and 3.4% in the fourth quarter. Although these estimates are slightly lower than originally planned, the overall tone of the data being released has been fairly positive, and more importantly looks fairly broad. We also believe that corporate earnings have bottomed and will improve over the next few quarters. Our estimate for earnings on the S&P 500 Index for 2002 is $50.00, versus the $45.17 achieved in 2001. In addition, the stronger economic growth in the second half of the year could begin to exert pressure on interest rates and bring an end to the bond market rally.

However, it is important to note that the valuation picture has improved as a result of low interest rates, declining stock prices and improved earnings. From a valuation perspective, we believe that the market is undervalued by approximately 20%, and from a technical viewpoint, the market is very much in an oversold condition.

                                  MONEY MARKET

The second quarter reflected a reassessment of the US economic picture and the resulting timing and degree of Federal Reserve response through interest rate changes. While consumer spending and the housing markets maintained their resilience, other indicators of economic health began to flag as the second quarter ended. The labor markets remain soft. Consumer confidence has fallen to levels not seen since last September. The US dollar's relative strength has disappeared. Projections for US government deficits grow by the week. In addition, whatever the causes, the US equity markets' marked weakness has also been added to the mix. In short, given little inflationary pressure, Fed Chairman Alan Greenspan and his fellow governors can afford to bide their time and delay the inevitable upward ratcheting of the overnight federal-funds rate which currently stands at 1.75%. With such a gloomy atmosphere prevailing over the first part of the summer, it appears the Fed may indeed be on hold until well after the November election, perhaps waiting until 2003 to tighten monetary policy. Over the past few weeks, the money market has begun pricing in a Fed increase in the fourth quarter at the earliest. Based on our view of the behavior of the equity and corporate bond markets recently, we cannot rule out a possible ease by the Fed! Certainly, money market rates in the one-year area have fallen dramatically in the past 1 1/2 months. In hindsight, we should have been more aggressive in extending into one-year fixed-rate money market instruments, but we do not think anyone predicted such a rapid retrenchment in short-term rates. The average maturity of the Money Market Portfolio increased during the second quarter to capture selective opportunities for yield pick-up for investments extending into the second half of 2002 and into 2003. Going forward, we will likely maintain a high degree of liquidity in the money market portfolio by keeping a healthy portion of the portfolio short and in floating-rate securities while seizing on opportunities to extend into longer maturing/attractive yielding investments. We think such a strategy best positions the portfolio in the current environment.

Going forward, the average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat out through six months with only a modest yield pick-up extending into the one-year area. The average maturity of the portfolio at quarter end was 70.8 days, longer than the 51.7 days at the end of the first quarter.

The portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income.

                               HIGH QUALITY BOND

The portfolio was active during the quarter with approximately $36 million in purchases and $24 million in sales. The activity was spread across all sectors of the portfolio. The allocations to the U.S. Government and Agency, and asset-backed sectors were reduced during the quarter by 1.7% and 1%, respectively. The allocation to the corporate, international and mortgage-backed sectors was increased by 2.3%, 1.2%, and 1%, respectively. Some of the activity in the corporate sector involved duration extension trades to pick up yield by extending out on the yield curve. Given the current steepness in the yield curve, extension trades remain an attractive way to enhance yield. The net result was a modest reduction in the overall credit quality of the portfolio from "AA+" to AA. The portfolio duration was modestly lengthened from
1.65 years to 1.67 years, which compares to a duration of 1.65 years for the index at quarter end.

                          INTERMEDIATE GOVERNMENT BOND

Most indications of the strength of the economic recovery look positive. Real-time data confirmed the monetary easing and fiscal stimulus is having its desired effect. Yet this nascent recovery seems threatened by the crisis in confidence in Corporate America, and an acceleration of investor's turn against common stocks. The result in the capital markets has been a shift out of equities, and into high-quality, shorter maturity bonds. Whether seeking security of principal, or anticipating a deeper leg down in economic recession, investors have pushed bond yields down to new lows for the year.

At this point, we see the equity markets reflecting a valuation adjustment. We believe growth will continue, albeit more subdued, through year-end. The Fed looks to be on hold for the remainder of the year. Treasury yields remain low by historical valuations, but we see little upward pressure over the next few quarters. We continue to hold slightly short portfolio duration, and are adding to our exposure in agency-guaranteed mortgage securities.

                                   CORE BOND

The second quarter witnessed massive unwinding of Fed tightening expectations as signs of an economic rebound dissipated. As a result, interest rates were lower across the yield curve. Agencies, asset and mortgage-backed securities outperformed Treasuries, but by less than in the first quarter. Corporates, high yield and emerging markets underperformed Treasuries. The degree of distress in the high-grade corporate market was near historic levels as there were no less than $80 billion of large cap issues moving from investment grade to high yield/distressed categories. The most visible examples include Tyco, WorldCom and Qwest. The fallen angel migration from the corporate index caused the sector to post one of the worst quarters on record losing over 10% in excess return. Looking ahead, the manager remains comfortable with the fund's strategy.

                                HIGH YIELD BOND

After two quarters of good performance, the high yield market generated negative returns in the second quarter. Accounting irregularities decimated the overall marketplace, driving investors away from credit risk. As a result, lower rated bonds were the hardest hit, falling significantly in the later weeks of the quarter. Optimism for corporate profits and the economy tempered during the second quarter. Investor sentiment shifted to a decidedly pessimistic viewpoint as the reality set in that the United States is in the throes of the worst corporate recession in the post war period. The High Yield portfolio continues to overweight the gaming, energy and service sectors. All three are generating free cash flow for debt reduction.

Third quarter activity is likely to be dominated by investor aversion to credit risk. New issuance is expected to be modest, at least during the summer months, as issuers seem reluctant to pay abnormally high credit risk premiums on their borrowing rates. Industry sectors that were especially hurt by credit concerns, namely utilities, cable and wireless communications, are likely to remain out of favor.

                                    BALANCED

The Equity portion outperformed the S&P 500 Index during the quarter due to successful individual security selection. The fundamental factors were all effective as investors renewed their focus on earnings and earnings quality. The defensive mood of investors was reflected in sector performance: higher growth sectors such as Information Technology and Telecommunication Services were the worst performers in the quarter. The best performing sectors were the Materials and Energy sectors.

Effective security selection was responsible for the outperformance during the quarter. Good individual security selection occurred primarily within the Information Technology, Consumer Discretionary and Industrials sectors. Industrials sectors respectively added to the outperformance during the period.

The fixed income portion returned 79 basis points under the benchmark. Agencies, asset and mortgage-backed securities outperformed Treasuries, but by less than in the first quarter. Corporates, high yield and emerging markets underperformed Treasuries. The degree of distress in the high-grade corporate market was near historic levels as there were no less than $80 billion of large cap issues moving from investment grade to high yield/distressed categories. The most visible examples include Tyco, WorldCom and Qwest. The fallen angel migration from the corporate index caused the sector to post one of the worst quarters on record losing over 10% in excess return.

                                 VALUE & INCOME

The economic recovery continues, albeit at a more moderate pace; the stock market's weakness, however, also continues. The market has become an increasingly important component of both consumer and business confidence. Consumer confidence has held up relatively well, although it faded a bit recently. Business confidence has been negatively impacted by earnings, ratings and credit problems.

Much of the Portfolio's premium for the quarter resulted from outperformance by "old economy" holdings, which remained strong thanks to investors' belief that these companies are relatively insulated from the abuses now being disclosed at many of the bubble market darlings. Stock selection in the consumer discretionary sector, particularly retail and department store holdings added to performance. Emphasis on major regional banks over capital-markets sensitive brokerage and investment banking shares boosted returns. The portfolio continues to have an emphasis on cyclical stocks, in anticipation of economic expansion and a recovery in corporate earnings.

                                GROWTH & INCOME

The US equity markets were whipsawed in the second quarter as news of accounting irregularities and corporate improprieties struck investor confidence. The S&P 500 fell 13.4%, which was near the lows set in late September 2001. Volatility in the equity markets was high at the end of the quarter, as investors became increasingly skittish and reacted violently to daily news flow as well as the daily rumors that hit many sectors and stocks. Every sector in the S&P 500 lost in the quarter with technology and telecommunications leading the decline. The best performing sectors were materials and consumer staples, as investors flocked to those companies with solid cash flow and earnings growth. The fund outperformed primarily due to strong stock selection in almost all major sectors, including technology, healthcare, industrials and financials. In addition, overweight positions to the strong-performing materials and consumer staples sectors also contributed positively to the outperformance.

                                 EQUITY GROWTH

The second quarter was yet another ugly quarter for the stock market. While there were encouraging economic developments (strong GDP, low inflation, robust housing and auto sales), these factors were overwhelmed by a plethora of negative news including corporate accounting scandals, escalating violence in the Middle East and a valuation reversal in the US dollar. Stock selection was the primary driver as the portfolio owned better-performing stocks than the benchmark. Sector selection helped as well as the portfolio benefited from underweighting technology and telecommunications. The fund remains conservatively positioned as the portfolio managers maintain their cautious outlook for the market and economy as a whole.

                                 MID-CAP VALUE

For Mid Cap Value, Wellpoint Health Networks continued to add value through strategic acquisitions of Blue Cross/Blue Shield plans across the country. Anthem, another "Blue plan" consolidator, benefited from the same trends. Willis Group Holdings, led by a new and energetic CEO, is enjoying an impressive pricing cycle for insurance and improved operating efficiencies. Hollywood Entertainment, Dollar Tree Stores, Dollar General and North Fork Bancorp also made strong contributions to the portfolio. North Fork Bancorp continues to open new branches in New York City and is gaining market share from the money center banks. We do not think that investors fully understand the growth and returns that will be generated by this aggressive strategy.

Some of the worst performers for the quarter included cable television related investments; Gemstar, Rainbow Media and EchoStar.

Should the economy continue to improve, as is generally anticipated, investors will once again focus on companies' underlying values and prospects. Our holdings should benefit greatly at that time.

                                 MID-CAP GROWTH

Reasonable fundamentals for the economy and mid-cap companies were overshadowed by concerns about corporate governance and global political tensions. Mid-caps outperformed large-caps, although value beat growth across the board. The Portfolio outperformed its benchmark, due principally to underweight positions in technology, notably software. The lack of exposure to food, beverage and tobacco stocks and weakness in media stocks hurt returns. Our largest sector underweight was materials, followed by technology. Healthcare made up almost 22% of the Fund. Pharmaceuticals and biotechnology were especially weak.

Mid-cap equities are often an over-looked segment of the market. We believe they are well positioned in the current low inflation, slow growth environment. Faster earnings growth prospects and frustration with high profile mega-caps are two themes favoring mid-caps. Aggressive reforms that restore faith in corporate America could do much to restore investor confidence, especially if this coincides with stronger earnings later in the year.

                                SMALL-CAP VALUE

The Small-Cap Value Portfolio underperformed the Russell 2000 Value Index in the months of May and June. Stock selection in healthcare and financials had a negative impact on the relative performance. The manager's unique valuation on intrinsic value led the portfolio to underweight the rich financials sector and overweight the less expensive information technology sector. These allocations contributed negatively to performance during the two-month period. However, the portfolio is well positioned to capture the market rebound as the economy is starting to recover from recession.

                                 SPECIAL EQUITY

During the second quarter, Special Equity outperformed the Russell 2000 Index. Stock selection was the primary driver of outperformance while sector allocations contributed negatively. Stock selection was especially strong in the healthcare and industrials sectors, where the portfolio earned -2.1% and -3.7%, respectively, compared to the benchmark's returns of -17.5% and -7.1% for the same sectors. However, the portfolio's underweight position to the strongest performing financials sector, and overweight positions to the weak performing sectors, such as information technology and healthcare, offset partial gains from strong stock selection. Information technology and healthcare both registered double-digit negative returns, while financials generated a positive gain for the Russell 2000 Index. Among the five managers, INVESCO, Wellington and RS Investments led the outperformance. Husic was flat relative to the Russell 2000 Growth Index, its style benchmark. Westport, however, slightly trailed its benchmark, the Russell 2000 Value Index.

                                SMALL-CAP GROWTH

Despite a short history of only two months as of June, the Small-Cap Growth Portfolio outperformed the Russell 2000 Growth Index. The strong relative performance was primarily driven by stock selection in almost all major sectors, including industrials, telecommunications, consumer staples, healthcare, energy, materials and financials. In addition, a significant overweight to the strong performing consumer discretionary and consumer staples sectors also benefited performance.

                               AGGRESSIVE EQUITY

Equity markets declined sharply in the second quarter. A strong earnings season amid signs of economic recovery was offset by spreading uncertainty and overwhelmed by the WorldCom disclosure. Reported earnings were strong across all sectors although forward guidance in technology continues to be mixed. Our holdings in consumer staples and basic materials were slightly overweight relative to the benchmark and had a positive contribution on performance. Our best performers included Trigon Healthcare, Constellation Brands and Pepsi Bottling Group. Technology holdings had a negative contribution due to continued uncertainty and earnings disappointments and led to the sale of several names including Photronics and Cytyc. We are slightly underweight in industrials and technology, due to weakening quantitative numbers. Our models continue to lead us toward the smaller capitalized issues that continue to demonstrate the best potential for future growth. This had a positive impact on our returns for the quarter.

                              INTERNATIONAL EQUITY

The portfolio remains positioned for a cyclical recovery. The manager took profits on some strong-performing cyclical companies, and remained overweight in paper, metals and mining, autos, media, and defense-related companies. Holdings in domestically focused Japanese real estate and financial services companies were beneficial, however, not having more of these companies detracted from performance, as did large holdings among the exporters when the yen strengthened. Market selling in industries such as pharmaceuticals and insurance was also a drag on returns, while stock selection was strong in areas such as beverages.

The portfolio's top holdings in the wireless telecommunication operators and equipment and technology areas detracted from performance. In the area of wireless equipment, while the long-term outlook for the top holdings remains positive, several short-term issues developed during the quarter that led the manager to trim positions in this area. Also diversified telecommunication services became more interesting as valuations improved. The portfolio moved to an overweight position over the quarter, while avoiding the heavily indebted companies and focusing on those with good cash generation.

The global economy is on the mend, albeit not without some bumps along the way. Investors remain wary of equity markets.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

                                  (UNAUDITED)

                                                                    INTERMEDIATE
                                         MONEY           HIGH        GOVERNMENT         CORE                          VALUE &
                                         MARKET      QUALITY BOND       BOND            BOND          BALANCED         INCOME
                                      ------------   ------------   ------------   --------------   ------------   --------------
ASSETS:
Securities, at cost.................  $709,925,239   $339,244,390   $324,191,441   $1,124,469,709   $484,834,846   $1,703,694,813
                                      ============   ============   ============   ==============   ============   ==============
Securities, at value................  $709,925,239   $345,367,823   $331,959,694   $1,126,734,645   $463,994,865   $1,730,793,504
Repurchase agreements (cost equals
  market)...........................            --      3,554,311             --        5,739,952      2,438,450       51,452,287
Cash................................        68,660             --         15,485               --             --            6,501
Foreign currency holdings, at value
  (Cost $46,050)....................            --             --             --               --             --               --
Receivable for securities sold......            --          3,011             --      101,108,098     34,277,672        4,103,414
Unrealized appreciation on foreign
  currency forward contracts........            --             --             --           20,655          8,818               --
Variation margin....................            --             --             --           48,596          7,625               --
Interest receivable.................     1,792,222      3,052,785      3,371,170       10,437,597      2,126,788            5,629
Dividends receivable................            --             --             --               --        316,636        3,330,680
Receivable from Advisor.............            --             --             --               --             --               --
Receivable from securities
  lending...........................            --         12,311             --           14,609          3,383           11,408
                                      ------------   ------------   ------------   --------------   ------------   --------------
Total assets........................   711,786,121    351,990,241    335,346,349    1,244,104,152    503,174,237    1,789,703,423
                                      ------------   ------------   ------------   --------------   ------------   --------------
LIABILITIES:
Deposit for securities loaned.......            --             --     48,919,145      181,317,293     34,502,430       91,380,085
Payable for securities purchased....            --      1,164,929             --      116,388,706     41,881,319           35,375
Securities sold short, at value
  (proceeds $96,001,932 and
  $18,591,101, respectively)........            --             --             --       95,837,462     18,571,147               --
Outstanding call options written, at
  value (premiums received $150,797
  and $30,159, respectively)........            --             --             --          128,906         25,782               --
Unrealized depreciation on foreign
  currency forward contracts........            --             --             --          642,076        162,497               --
Investment advisory fees............       149,091         94,876         79,491          238,938        127,016          574,162
Accrued expenses....................        51,812         28,102         28,159           81,301         98,366          104,440
                                      ------------   ------------   ------------   --------------   ------------   --------------
Total liabilities...................       200,903      1,287,907     49,026,795      394,634,682     95,368,557       92,094,062
                                      ------------   ------------   ------------   --------------   ------------   --------------
NET ASSETS..........................  $711,585,218   $350,702,334   $286,319,554   $  849,469,470   $407,805,680   $1,697,609,361
                                      ============   ============   ============   ==============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................  $711,585,218   $344,578,901   $278,551,301   $  848,771,773   $429,020,271   $1,670,510,670
Net unrealized appreciation
  (depreciation) on securities......            --      6,123,433      7,768,253        2,264,936    (20,839,981)      27,098,691
Net unrealized appreciation
  (depreciation) on futures, options
  and short sales...................            --             --             --         (999,004)      (233,159)              --
Net unrealized appreciation
  (depreciation) on translation of
  assets and liabilities in foreign
  currencies........................            --             --             --         (568,235)      (141,451)              --
                                      ------------   ------------   ------------   --------------   ------------   --------------
NET ASSETS..........................  $711,585,218   $350,702,334   $286,319,554   $  849,469,470   $407,805,680   $1,697,609,361
                                      ============   ============   ============   ==============   ============   ==============

                       See notes to financial statements.

             GROWTH &          EQUITY         MID-CAP       MID-CAP     SMALL-CAP       SPECIAL       SMALL-CAP     AGGRESSIVE
              INCOME           GROWTH          VALUE        GROWTH        VALUE          EQUITY         GROWTH        EQUITY
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
          $1,013,188,536   $1,452,255,889   $28,960,770   $39,988,154   $4,917,125   $1,300,911,094   $4,857,362   $373,780,315
          ==============   ==============   ===========   ===========   ==========   ==============   ==========   ============
          $  932,466,515   $1,277,087,491   $28,499,571   $37,870,231   $4,478,776   $1,374,817,900   $4,416,994   $384,034,364
              23,139,811       36,568,572     1,308,815       983,166       89,087       51,332,437       67,637      6,912,404
                      --               --            --            --           --        2,000,000           --             --
                      --               --            --            --           --               --           --             --
              30,895,971        4,846,062     1,145,788       849,217           --       44,515,135           --      2,906,856
                      --               --            --            --           --               --           --             --
                      --               --            --            --           --           34,800           --             --
                   3,451            6,062           186           407            3            9,817            2          2,388
                 859,285          783,193        10,466         1,639        4,938        1,115,525           --         56,900
                      --               --        17,899        11,160           --               --           --             --
                  29,901           11,496           528           455           --           32,100           --          4,523
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
             987,394,934    1,319,302,876    30,983,253    39,716,275    4,572,804    1,473,857,714    4,484,633    393,917,435
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
              57,366,356      102,042,547     3,054,064     7,790,839           --      172,243,970           --     45,076,806
              32,633,053        6,837,357       644,542     1,031,271           --       43,174,307        2,403      6,320,751
                      --               --            --            --           --               --           --             --
                      --               --            --            --           --               --           --             --
                      --               --            --            --           --               --           --             --
                 314,478          586,775            --            --          568          772,814          759        254,909
                  33,200           83,598        16,684        22,071        8,187           45,940        8,006         24,776
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
              90,347,087      109,550,277     3,715,290     8,844,181        8,755      216,237,031       11,168     51,677,242
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
          $  897,047,847   $1,209,752,599   $27,267,963   $30,872,094   $4,564,049   $1,257,620,683   $4,473,465   $342,240,193
          ==============   ==============   ===========   ===========   ==========   ==============   ==========   ============
          $  977,769,868   $1,384,920,751   $27,729,162   $32,990,017   $5,002,398   $1,183,705,045   $4,913,833   $331,986,144
             (80,722,021)    (175,168,398)     (461,199)   (2,117,923)    (438,349)      73,906,806     (440,368)    10,254,049
                      --               --            --            --           --            8,832           --             --
                      --              246            --            --           --               --           --             --
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
          $  897,047,847   $1,209,752,599   $27,267,963   $30,872,094   $4,564,049   $1,257,620,683   $4,473,465   $342,240,193
          ==============   ==============   ===========   ===========   ==========   ==============   ==========   ============

            HIGH YIELD    INTERNATIONAL
               BOND          EQUITY
           ------------   -------------
           $194,437,059   $781,011,823
           ============   ============
           $184,600,922   $697,608,094
             10,193,655     75,290,427
                     --             --
                     --         50,388
              1,271,324        423,720
                     --      2,821,259
                     --             --
              4,533,054         22,675
                 34,766      1,263,801
                     --             --
                    742         30,074
           ------------   ------------
            200,634,463    777,510,438
           ------------   ------------
              2,985,140     66,613,246
                272,552      3,081,890
                     --             --
                     --             --
                     --        529,368
                 87,458        381,612
                 11,967        146,246
           ------------   ------------
              3,357,117     70,752,362
           ------------   ------------
           $197,277,346   $706,758,076
           ============   ============
           $207,113,483   $787,825,420
             (9,836,137)   (83,403,729)
                     --             --
                     --      2,336,385
           ------------   ------------
           $197,277,346   $706,758,076
           ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS

                       FOR THE PERIOD ENDED JUNE 30, 2002

                                  (UNAUDITED)

                                                                        INTERMEDIATE
                                              MONEY          HIGH        GOVERNMENT       CORE                         VALUE &
                                              MARKET     QUALITY BOND       BOND          BOND         BALANCED        INCOME
                                            ----------   ------------   ------------   -----------   ------------   -------------
INVESTMENT INCOME:
Interest income...........................  $7,422,676    $8,843,580     $6,274,100    $22,267,956   $  4,964,892   $     753,743
Securities lending income.................          --         5,951         38,327         90,324         22,773          83,191
Dividend income...........................          --            --             --             --      2,002,377      18,567,814
Less: withholding taxes...................          --            --             --             --        (10,085)        (22,338)
                                            ----------    ----------     ----------    -----------   ------------   -------------
Total income..............................   7,422,676     8,849,531      6,312,427     22,358,280      6,979,957      19,382,410
                                            ----------    ----------     ----------    -----------   ------------   -------------
EXPENSES:
Investment advisory fees..................     937,784       604,045        484,201      1,442,529      1,018,922       3,856,204
Custody fees..............................      75,618        42,849         33,536        125,752        128,373         169,242
Professional fees.........................      15,567        11,975         13,473         20,635         22,039          32,120
Reports to shareholders...................       7,213         3,350          2,637          7,929          4,672          16,284
Miscellaneous fees........................       1,394           628            311          1,475            990           3,158
                                            ----------    ----------     ----------    -----------   ------------   -------------
Total expenses............................   1,037,576       662,847        534,158      1,598,320      1,174,996       4,077,008
Expenses reimbursed by the advisor........          --           (14)            --           (354)       (44,090)             --
                                            ----------    ----------     ----------    -----------   ------------   -------------
Net expenses..............................   1,037,576       662,833        534,158      1,597,966      1,130,906       4,077,008
                                            ----------    ----------     ----------    -----------   ------------   -------------
Net investment income (loss)..............   6,385,100     8,186,698      5,778,269     20,760,314      5,849,051      15,305,402
                                            ----------    ----------     ----------    -----------   ------------   -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON SECURITIES, FUTURES, OPTIONS, SHORT
  SALES AND FOREIGN CURRENCIES:
Net realized gains (losses) on
  securities..............................      (3,325)    1,022,589        398,442        844,909    (16,013,559)     14,847,715
Net realized losses on futures, options
  and short sales.........................          --            --             --     (1,071,282)       (16,079)             --
Net realized gains (losses) on foreign
  currency transactions...................          --            --             --        101,434         26,008              --
Net change in unrealized appreciation
  (depreciation) on securities............          --       768,914      3,430,851      3,501,894    (19,192,702)   (110,151,553)
Net change in unrealized depreciation on
  futures, options and short sales........          --            --             --       (999,005)      (314,666)             --
Net change in unrealized appreciation
  (depreciation) on translation of assets
  and liabilities in foreign currencies...          --            --             --       (575,920)      (143,377)             --
                                            ----------    ----------     ----------    -----------   ------------   -------------
Net realized and unrealized gains (losses)
  on securities, futures, options, short
  sales and foreign currencies............      (3,325)    1,791,503      3,829,293      1,802,030    (35,654,375)    (95,303,838)
                                            ----------    ----------     ----------    -----------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............  $6,381,775    $9,978,201     $9,607,562    $22,562,344   $(29,805,324)  $ (79,998,436)
                                            ==========    ==========     ==========    ===========   ============   =============

---------------

(1) Commencement of Operations, April 15, 2002.

                       See notes to financial statements.

            GROWTH &         EQUITY         MID-CAP       MID-CAP     SMALL-CAP      SPECIAL      SMALL-CAP    AGGRESSIVE
             INCOME          GROWTH          VALUE        GROWTH      VALUE(1)       EQUITY       GROWTH(1)      EQUITY
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
          $      64,688   $     163,276   $     5,793   $     6,454   $     453   $     290,648   $     371   $     23,706
                 38,700          70,718         2,742         1,846          --         272,213          --         76,380
              6,240,261       5,240,165        89,954        26,835      10,048       4,370,578         989        461,316
                (18,764)        (84,165)         (537)           --          --            (514)        (66)            --
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
              6,324,885       5,389,994        97,952        35,135      10,501       4,932,925       1,294        561,402
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
              2,842,379       3,957,030        75,509       118,917       8,073       5,156,081       8,565      1,758,773
                121,731         138,551        38,539        28,977       3,795         170,067       3,795         39,167
                 23,229          21,659        10,535        10,549       5,246          21,844       5,245          8,855
                 48,847          12,178           172           266          56          20,365          56          3,099
                  1,881           2,358            31            32          64           2,377          64            342
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
              3,038,067       4,131,776       124,786       158,741      17,234       5,370,734      17,725      1,810,236
                   (691)           (130)      (45,620)      (34,467)     (8,679)             --      (8,679)          (147)
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
              3,037,376       4,131,646        79,166       124,274       8,555       5,370,734       9,046      1,810,089
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
              3,287,509       1,258,348        18,786       (89,139)      1,946        (437,809)     (7,752)    (1,248,687)
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
            (59,767,004)   (104,514,180)      657,867    (4,066,587)         70      13,742,571     (78,796)   (53,022,426)
                     --              --            --            --          --         (63,568)         --             --
                     --           4,215            --            --          --          (3,662)         --             --
            (74,018,344)    (99,184,781)   (1,785,919)   (2,576,664)   (438,349)   (107,666,283)   (440,368)   (13,112,800)
                     --              --            --            --          --        (342,600)         --             --
                     --             246            --            --          --              --          --             --
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
           (133,785,348)   (203,694,500)   (1,128,052)   (6,643,251)   (438,279)    (94,333,542)   (519,164)   (66,135,226)
          -------------   -------------   -----------   -----------   ---------   -------------   ---------   ------------
          $(130,497,839)  $(202,436,152)  $(1,109,266)  $(6,732,390)  $(436,333)  $ (94,771,351)  $(526,916)  $(67,383,913)
          =============   =============   ===========   ===========   =========   =============   =========   ============

           HIGH YIELD    INTERNATIONAL
              BOND          EQUITY
           -----------   -------------
           $ 8,897,746   $    151,268
                14,163        246,864
                97,589      7,701,613
                    --       (943,511)
           -----------   ------------
             9,009,498      7,156,234
           -----------   ------------
               522,479      2,521,033
                36,992        367,268
                11,872         20,639
                 1,735          6,229
                   352          1,233
           -----------   ------------
               573,430      2,916,402
                (3,034)            --
           -----------   ------------
               570,396      2,916,402
           -----------   ------------
             8,439,102      4,239,832
           -----------   ------------
            (4,498,625)   (12,588,586)
                    --             --
                    --      4,733,177
            (7,756,570)   (12,977,817)
                    --             --
                    --     (1,726,630)
           -----------   ------------
           (12,255,195)   (22,559,856)
           -----------   ------------
           $(3,816,093)  $(18,320,024)
           ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                       FOR THE PERIOD ENDED JUNE 30, 2002

                                  (UNAUDITED)

                                                                    INTERMEDIATE
                                       MONEY            HIGH         GOVERNMENT        CORE                           VALUE &
                                      MARKET        QUALITY BOND        BOND           BOND          BALANCED          INCOME
                                  ---------------   -------------   ------------   -------------   -------------   --------------
FROM OPERATIONS:
Net investment income (loss)....  $     6,385,100   $   8,186,698   $  5,778,269   $  20,760,314   $   5,849,051   $   15,305,402
Net realized gains (losses) on
  securities....................           (3,325)      1,022,589        398,442         844,909     (16,013,559)      14,847,715
Net realized losses on futures,
  options and short sales.......               --              --             --      (1,071,282)        (16,079)              --
Net realized gains (losses) on
  foreign currency
  transactions..................               --              --             --         101,434          26,008               --
Net change in unrealized
  appreciation (depreciation) on
  securities....................               --         768,914      3,430,851       3,501,894     (19,192,702)    (110,151,553)
Net change in unrealized
  depreciation on futures,
  options and short sales.......               --              --             --        (999,005)       (314,666)              --
Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities in foreign
  currencies....................               --              --             --        (575,920)       (143,377)              --
                                  ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in net
  assets resulting from
  operations....................        6,381,775       9,978,201      9,607,562      22,562,344     (29,805,324)     (79,998,436)
                                  ---------------   -------------   ------------   -------------   -------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from capital
  invested......................    2,263,766,580     130,154,673     61,572,807     246,254,116      56,215,409      433,701,020
Value of capital withdrawn......   (2,263,140,328)   (119,933,496)   (45,655,932)   (180,820,129)   (116,441,002)    (309,795,269)
                                  ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in net
  assets resulting from capital
  transactions..................          626,252      10,221,177     15,916,875      65,433,987     (60,225,593)     123,905,751
                                  ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in net
  assets........................        7,008,027      20,199,378     25,524,437      87,996,331     (90,030,917)      43,907,315
NET ASSETS:
Beginning of period.............      704,577,191     330,502,956    260,795,117     761,473,139     497,836,597    1,653,702,046
                                  ---------------   -------------   ------------   -------------   -------------   --------------
End of period...................  $   711,585,218   $ 350,702,334   $286,319,554   $ 849,469,470   $ 407,805,680   $1,697,609,361
                                  ===============   =============   ============   =============   =============   ==============

---------------

(1) Commencement of Operations, April 15, 2002.

                       See notes to financial statements.

             GROWTH &          EQUITY         MID-CAP       MID-CAP     SMALL-CAP       SPECIAL       SMALL-CAP     AGGRESSIVE
              INCOME           GROWTH          VALUE        GROWTH       VALUE(1)        EQUITY       GROWTH(1)       EQUITY
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
          $    3,287,509   $    1,258,348   $    18,786   $   (89,139)  $    1,946   $     (437,809)  $   (7,752)  $ (1,248,687)
             (59,767,004)    (104,514,180)      657,867    (4,066,587)          70       13,742,571      (78,796)   (53,022,426)
                      --               --            --            --           --          (63,568)          --             --
                      --            4,215            --            --           --           (3,662)          --             --
             (74,018,344)     (99,184,781)   (1,785,919)   (2,576,664)    (438,349)    (107,666,283)    (440,368)   (13,112,800)
                      --               --            --            --           --         (342,600)          --             --
                      --              246            --            --           --               --           --             --
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
            (130,497,839)    (202,436,152)   (1,109,266)   (6,732,390)    (436,333)     (94,771,351)    (526,916)   (67,383,913)
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
             243,400,526      421,962,552    17,997,039    31,431,608    5,000,382      687,610,556    5,000,381    154,642,466
            (184,620,607)    (240,718,134)   (3,252,104)   (9,390,072)          --     (658,442,362)          --   (117,597,493)
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
              58,779,919      181,244,418    14,744,935    22,041,536    5,000,382       29,168,194    5,000,381     37,044,973
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
             (71,717,920)     (21,191,734)   13,635,669    15,309,146    4,564,049      (65,603,157)   4,473,465    (30,338,940)
             968,765,767    1,230,944,333    13,632,294    15,562,948           --    1,323,223,840           --    372,579,133
          --------------   --------------   -----------   -----------   ----------   --------------   ----------   ------------
          $  897,047,847   $1,209,752,599   $27,267,963   $30,872,094   $4,564,049   $1,257,620,683   $4,473,465   $342,240,193
          ==============   ==============   ===========   ===========   ==========   ==============   ==========   ============

            HIGH YIELD    INTERNATIONAL
               BOND          EQUITY
           ------------   -------------
           $  8,439,102   $  4,239,832
             (4,498,625)   (12,588,586)
                     --             --
                     --      4,733,177
             (7,756,570)   (12,977,817)
                     --             --
                     --     (1,726,630)
           ------------   ------------
             (3,816,093)   (18,320,024)
           ------------   ------------
             46,992,977    943,227,527
            (19,919,003)  (851,038,152)
           ------------   ------------
             27,073,974     92,189,375
           ------------   ------------
             23,257,881     73,869,351
            174,019,465    632,888,725
           ------------   ------------
           $197,277,346   $706,758,076
           ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                    INTERMEDIATE
                                       MONEY            HIGH         GOVERNMENT        CORE                           VALUE &
                                      MARKET        QUALITY BOND        BOND           BOND          BALANCED          INCOME
                                  ---------------   -------------   ------------   -------------   -------------   --------------
FROM OPERATIONS:
Net investment income (loss)....  $    25,070,814   $  16,006,556   $ 12,602,401   $  38,304,217   $  14,444,039   $   32,786,737
Net realized gains (losses) on
  securities....................           38,244       1,509,971        937,332      26,280,505     (50,787,372)      26,181,299
Net realized gains (losses) on
  futures.......................               --              --             --              --       1,011,489               --
Net realized gains (losses) on
  foreign currency
  transactions..................               --              --             --         364,577         121,761               --
Net change in unrealized
  appreciation (depreciation) on
  securities....................               --       3,851,867      1,735,637     (17,607,962)      6,225,403      (91,326,535)
Net change in unrealized
  appreciation on futures.......               --              --             --              --          81,507               --
Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities in foreign
  currencies....................               --              --             --         139,684          45,805               --
                                  ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in net
  assets resulting from
  operations....................       25,109,058      21,368,394     15,275,370      47,481,021     (28,857,368)     (32,358,499)
                                  ---------------   -------------   ------------   -------------   -------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from capital
  invested......................    4,452,321,585     239,303,789    120,522,894     344,421,117     150,019,088      902,171,390
Value of capital withdrawn......   (4,264,989,828)   (158,560,692)   (83,110,049)   (272,332,353)   (136,000,605)    (746,870,869)
                                  ---------------   -------------   ------------   -------------   -------------   --------------
Net increase in net assets
  resulting from capital
  transactions..................      187,331,757      80,743,097     37,412,845      72,088,764      14,018,483      155,300,521
                                  ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in net
  assets........................      212,440,815     102,111,491     52,688,215     119,569,785     (14,838,885)     122,942,022
NET ASSETS:
Beginning of year...............      492,136,376     228,391,465    208,106,902     641,903,354     512,675,482    1,530,760,024
                                  ---------------   -------------   ------------   -------------   -------------   --------------
End of year.....................  $   704,577,191   $ 330,502,956   $260,795,117   $ 761,473,139   $ 497,836,597   $1,653,702,046
                                  ===============   =============   ============   =============   =============   ==============

---------------

(1) Commencement of Operations, April 27, 2001.

                       See notes to financial statements.

             GROWTH &          EQUITY         MID-CAP       MID-CAP         SPECIAL        AGGRESSIVE      HIGH YIELD
              INCOME           GROWTH        VALUE(1)      GROWTH(1)        EQUITY           EQUITY           BOND
          --------------   --------------   -----------   -----------   ---------------   -------------   ------------
          $    5,057,900   $    1,064,577   $    33,256   $   (15,125)  $      (212,577)  $  (2,701,276)  $ 15,538,166
            (159,594,632)    (185,719,867)     (261,532)     (551,394)       (7,241,812)    (80,211,276)   (15,778,942)
                      --               --            --            --        (3,830,984)             --             --
                      --             (616)           --            --                --              --             --
            (114,146,229)     (94,453,357)    1,324,720       458,741       (25,356,287)    (59,693,544)     8,103,386
                      --               --            --            --           351,432              --             --
                      --               --            --            --                --              --             --
          --------------   --------------   -----------   -----------   ---------------   -------------   ------------
            (268,682,961)    (279,109,263)    1,096,444      (107,778)      (36,290,228)   (142,606,096)     7,862,610
          --------------   --------------   -----------   -----------   ---------------   -------------   ------------
             683,937,937      760,774,143    13,338,075    16,467,601     1,249,488,541     412,225,272    114,625,072
            (618,583,179)    (476,812,541)     (802,225)     (796,875)   (1,201,497,990)   (332,800,658)   (88,454,810)
          --------------   --------------   -----------   -----------   ---------------   -------------   ------------
              65,354,758      283,961,602    12,535,850    15,670,726        47,990,551      79,424,614     26,170,262
          --------------   --------------   -----------   -----------   ---------------   -------------   ------------
            (203,328,203)       4,852,339    13,632,294    15,562,948        11,700,323     (63,181,482)    34,032,872
           1,172,093,970    1,226,091,994            --            --     1,311,523,517     435,760,615    139,986,593
          --------------   --------------   -----------   -----------   ---------------   -------------   ------------
          $  968,765,767   $1,230,944,333   $13,632,294   $15,562,948   $ 1,323,223,840   $ 372,579,133   $174,019,465
          ==============   ==============   ===========   ===========   ===============   =============   ============

            INTERNATIONAL
               EQUITY
           ---------------
           $     4,204,341
               (17,824,583)
                        --
                 6,293,194
              (111,534,815)
                        --
                (1,386,063)
           ---------------
              (120,247,926)
           ---------------
             1,663,120,976
            (1,560,518,418)
           ---------------
               102,602,558
           ---------------
               (17,645,368)
               650,534,093
           ---------------
           $   632,888,725
           ===============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 75.63%
$29,800,000   Bank-One Australia, Ltd.,
                1.80%, 09/30/02..............  $ 29,661,430
 20,159,000   Barclays U.S. Funding,
                1.81%, 08/13/02..............    20,113,390
  2,116,000   Baxter International,
                1.80%, 07/19/02..............     2,113,884
 20,000,000   Baxter International,
                1.81%, 08/20/02..............    19,947,711
 10,000,000   Boeing Company,
                6.75%, 09/15/02..............    10,083,279
  8,230,000   Central Fidelity Bank,
                8.15%, 11/15/02..............     8,392,673
  7,000,000   DaimlerChrysler North,
                1.95%, 07/29/02..............     6,988,625
  7,000,000   Delphi Auto System Corp.,
                2.00%, 07/02/02..............     6,998,833
 12,000,000   Dow Chemical Company,
                1.92%, 07/15/02..............    11,989,760
  3,000,000   Dow Chemical Company,
                7.375%, 07/15/02.............     3,004,145
  2,200,000   Dow Chemical Company,
                7.375%, 07/15/02.............     2,202,242
 21,000,000   Duke Capital Corp.,
                1.87%, 07/22/02..............    20,974,911
 30,000,000   Executive Jet,
                1.79%, 07/09/02..............    29,985,084
 17,598,000   FPL Group Capital,
                2.00%, 07/12/02..............    17,585,291
 22,367,000   Golden Funding Corp.,
                1.81%, 09/20/02..............    22,273,661
 18,400,000   Goldman Sachs Group, L.P.,
                3.15%, 04/02/03..............    18,400,000
 12,444,000   Governor & Company of Bank One,
                1.86%, 12/17/02..............    12,334,057
 10,000,000   Harley-Davidson Funding,
                1.77%, 07/16/02..............     9,991,642
  6,560,000   Household Finance Corp.,
                6.125%, 07/15/02.............     6,568,265
 21,891,000   Household International, Inc.,
                1.85%, 08/05/02..............    21,849,377
  7,000,000   Houston Industries Finance,
                2.65%, 07/02/02..............     6,998,454
 17,838,000   Lockhart Funding LLC,
                1.89%, 08/23/02..............    17,786,493
  8,162,000   Lockhart Funding LLC,
                1.96%, 08/29/02..............     8,134,893
 25,108,000   Montauk Funding Corp.,
                1.80%, 07/11/02..............    25,092,935

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$ 5,351,000   National Rural Utilities,
                1.80%, 08/06/02..............  $  5,340,833
 14,895,000   National Rural Utilities,
                7.375%, 02/10/03.............    15,308,140
 21,501,000   Omnicom Capital, Inc.,
                2.10%, 07/22/02..............    21,472,153
  7,000,000   Progress Energy, Inc.,
                2.15%, 07/16/02..............     6,992,893
  9,800,000   SBC Communications, Inc.,
                2.76%, 06/05/03..............     9,938,616
  7,000,000   Sears Roebuck Acceptance Corp.,
                2.02%, 07/15/02..............     6,993,716
 13,143,000   Starfish Global Funding LLC,
                1.80%, 07/23/02..............    13,127,229
  8,536,000   Stellar Funding Group,
                1.79%, 07/03/02..............     8,534,302
 16,130,000   Summit Bancorp,
                8.625%, 12/10/02.............    16,565,275
 25,000,000   Thunder Bay Funding, Inc.,
                1.80%, 07/15/02..............    24,980,000
 18,887,000   Toronto Dominion Holdings,
                1.781%, 07/01/02.............    18,885,131
 10,000,000   United Healthcare Corp.,
                1.80%, 07/17/02..............     9,991,000
 10,000,000   United Healthcare Corp.,
                1.83%, 09/20/02..............     9,957,808
 30,000,000   Verizon Network Funding,
                1.80%, 07/09/02..............    29,985,000
    631,000   Windmill Funding Corp.,
                1.77%, 07/16/02..............       630,473
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
                $538,173,604)................   538,173,604
                                               ------------
              CERTIFICATES OF DEPOSIT -- 4.91%
 15,000,000   Union BanCal Corp.,
                1.84%, 08/01/02..............    14,974,700
 20,000,000   United States Trust Company,
                2.75%, 06/03/03..............    19,974,366
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
                (Cost $34,949,066)...........    34,949,066
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 4.78%
 16,000,000   Federal Home Loan Bank,
                2.00%, 02/14/03..............    16,000,000
 18,000,000   Freddie Mac,
                2.25%, 02/14/03..............    18,000,000
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $34,000,000).................    34,000,000
                                               ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              SHORT TERM CORPORATE NOTES -- 14.45%
$21,000,000   American Express Credit,
                Floating Rate,
                1.84%(+), 03/25/03...........  $ 21,000,000
    700,000   Banc One Corp., Floating Rate,
                1.94%(+), 07/05/02...........       700,000
  4,007,000   Capital One Funding Corp.,
                Floating Rate,
                1.94%(+), 07/05/02...........     4,007,000
  9,000,000   Goldman Sachs Group, Floating
                Rate,
                2.137%(+), 07/15/03..........     9,000,000
 25,000,000   International Lease Finance,
                Floating Rate,
                2.115%(+), 02/11/03..........    25,000,000
  4,500,000   Lehman Brothers Holdings, Inc.,
                Floating Rate,
                2.023%(+), 07/15/02..........     4,501,528
  8,100,000   National Rural Utilities,
                Floating Rate,
                2.036%(+), 12/02/02..........     8,093,822
 13,000,000   Syndicated Loan Fund Trust,
                Floating Rate,
                2.00%(+), 12/09/02...........    13,000,219

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$17,500,000   Wyeth, Floating Rate,
                1.889%(+), 12/20/02..........  $ 17,500,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $102,802,569)....   102,802,569
                                               ------------
              TOTAL SECURITIES (Cost
                $709,925,239)................   709,925,239
                                               ------------
              Total Investments -- 99.77%
                (Cost $709,925,239)..........   709,925,239
              Other assets less
                liabilities -- 0.23%.........     1,659,979
                                               ------------
              NET ASSETS -- 100.00%..........  $711,585,218
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $709,925,239.
---------------

(+) Variable rate security. Interest rate is subject to change weekly. The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES -- 90.29%
             BANKS -- 11.43%
$1,000,000   Abbey National PLC, Series EMTN,
               6.69%, 10/17/05...............  $  1,065,093
 2,000,000   ABN Amro Bank NV,
               7.25%, 05/31/05...............     2,171,598
 5,000,000   Bank of America Corp.,
               6.50%, 08/15/03...............     5,207,820
 2,000,000   Bank of America Corp.,
               5.25%, 02/01/07...............     2,041,640
 3,000,000   Bank of Montreal,
               7.80%, 04/01/07...............     3,329,190
 5,000,000   Bank One Corp.,
               7.625%, 08/01/05..............     5,479,815
 1,000,000   First Bank, Minnesota,
               7.55%, 06/15/04...............     1,072,721
 5,000,000   LB Baden -- Wuerttemberg,
               7.875%, 04/15/04..............     5,407,485
 3,430,000   Midland Bank PLC,
               8.625%, 12/15/04..............     3,805,811
 1,500,000   National Bank of Canada, Series
               B,
               8.125%, 08/15/04..............     1,631,097
 5,000,000   RBSG Capital Corp.,
               10.125%, 03/01/04.............     5,471,185
 3,000,000   Svenska Handelsbanken,
               8.125%, 08/15/07..............     3,416,949
                                               ------------
                                                 40,100,404
                                               ------------
             BROKERAGE -- 2.14%
 2,000,000   Bear Stearns & Company, Inc.,
               Series MTNB, Floating Rate,
               2.21%, 12/01/03(a)............     2,002,184
 5,000,000   Morgan Stanley,
               7.75%, 06/15/05...............     5,487,040
                                               ------------
                                                  7,489,224
                                               ------------
             FINANCIAL SERVICES -- 19.74%
 3,000,000   American General Finance, Series
               MTNF,
               2.21%, 01/09/04(a)............     3,001,239
 4,000,000   Associates Corp. N.A.,
               7.80%, 09/15/04...............     4,341,848
 4,000,000   Associates Corp. N.A.,
               7.625%, 04/27/05..............     4,384,292
 4,860,825   Copelco Capital Funding Corp.,
               Series 1999-B, Class A4,
               6.90%, 12/18/04...............     5,041,837
 2,500,000   Countrywide Home Loan, Series
               IBC, Floating Rate,
               2.03%, 01/23/03(a)............     2,502,233

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
$2,000,000   Ford Motor Credit Corp.,
               5.75%, 02/23/04...............  $  2,028,678
 1,000,000   General Electric Capital Corp.,
               8.70%, 03/01/07...............     1,160,100
 2,000,000   General Motors Acceptance Corp.,
               Series MTN,
               5.80%, 03/12/03...............     2,042,962
 2,500,000   General Motors Acceptance Corp.,
               5.75%, 11/10/03...............     2,562,930
 7,000,000   Heller Financial, Inc.,
               8.00%, 06/15/05...............     7,759,913
 6,000,000   Household Finance Corp.,
               8.00%, 05/09/05...............     6,463,008
 2,000,000   Household Finance Corp., Series
               MTN, Floating Rate,
               2.25%, 05/28/04(a)............     1,979,816
 2,000,000   International Lease Finance
               Corp., Series MTNG,
               8.15%, 10/01/04...............     2,175,312
 2,000,000   International Lease Finance
               Corp., Series MTNM,
               4.75%, 01/18/05...............     2,024,712
 2,000,000   International Lease Finance
               Corp.,
               5.65%, 08/15/06...............     2,033,138
 2,750,000   John Deere Capital Corp., Series
               MTND,
               5.52%, 04/30/04...............     2,833,564
 1,360,000   Lehman Brothers Holdings, Inc.,
               6.125%, 07/15/03..............     1,405,000
 1,905,000   Lehman Brothers Holdings, Inc.,
               7.25%, 10/15/03...............     2,006,331
 2,500,000   Lehman Brothers Holdings, Inc.,
               7.75%, 01/15/05...............     2,687,515
 1,118,593   Morgan Stanley Capital, Series
               1999-RM1, Class A1,
               6.37%, 12/15/31...............     1,179,252
 1,035,077   Morgan Stanley Capital, Series
               1999-CAM1, Class A1,
               6.54%, 03/15/32...............     1,077,280
 1,000,000   Wells Fargo & Company,
               6.625%, 07/15/04..............     1,066,741
 5,000,000   Wells Fargo & Company,
               6.75%, 06/01/05...............     5,371,425
 2,000,000   Wells Fargo Financial,
               6.125%, 02/15/06..............     2,108,572
                                               ------------
                                                 69,237,698
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             INSURANCE -- 1.44%
$5,000,000   Florida Windstorm
               Underwriting -- 144A,
               6.50%, 08/25/02...............  $  5,033,195
                                               ------------
             MACHINERY -- 0.58%
 2,000,000   Ingersoll-Rand Company,
               5.75%, 02/14/03...............     2,037,570
                                               ------------
             OIL, COAL & GAS -- 1.17%
 3,000,000   Conoco, Inc., Floating Rate,
               2.83%, 04/15/03(a)............     3,011,283
 1,000,000   Tosco Corp.,
               7.25%, 01/01/07...............     1,089,568
                                               ------------
                                                  4,100,851
                                               ------------
             PHARMACEUTICALS -- 1.47%
 5,000,000   Abbott Laboratories,
               5.125%, 07/01/04..............     5,169,315
                                               ------------
             PRIVATE ASSET BACKED: CREDIT CARDS -- 4.21%
 1,000,000   Dayton Hudson Credit Card Master
               Trust, Series 97-1A,
               6.25%, 08/25/05...............     1,013,883
 5,500,000   J.C. Penney Master Credit Card
               Trust, Series E, Class A,
               5.50%, 06/15/07...............     5,707,476
 5,000,000   MBNA Master Credit Card Trust,
               Series 2000-B, Class A,
               Floating Rate,
               1.96%(+), 07/15/05............     5,000,810
 1,670,000   Sears Credit Account Master
               Trust, Series 1996-3, Class A,
               7.00%, 07/15/08...............     1,751,264
 1,260,000   Travelers Bank Credit Card
               Master Trust, Series 1998-1,
               Class A,
               6.00%, 01/18/05...............     1,290,866
                                               ------------
                                                 14,764,299
                                               ------------
             PRIVATE ASSET BACKED: FINANCE -- 7.59%
 5,500,000   BMW Vehicle Lease Trust, Series
               2000-A, Class A4,
               6.67%, 10/25/03...............     5,755,514
 5,000,000   Capital One Auto Finance Trust,
               Series 2001-A, Class A4,
               5.40%, 05/15/08...............     5,215,900
 3,000,000   Caterpillar Financial Asset
               Trust, Series 2001-A, Class
               A3,
               4.85%, 04/25/07...............     3,077,427
   549,619   Copelco Capital Funding Corp.,
               Series 1998-A, Class A4,
               5.92%, 07/15/03...............       553,269

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: FINANCE (CONTINUED)
$4,406,435   FNF Funding LLC, Series 1, Class
               A,
               5.65%, 01/20/07...............  $  4,531,743
     9,254   Freddie Mac, Series MH1, Class
               A,
               10.15%, 04/15/06..............         9,289
 3,000,000   Marshall & Ilsley Auto Loan
               Trust, Series 2001-1, Class
               A4,
               4.97%, 03/20/07...............     3,100,212
 1,468,887   Nations Credit Grantor Trust,
               Series 1997, Class A,
               6.75%, 08/15/13...............     1,554,308
   768,734   Navistar Financial Corp. Owner
               Trust, Series 2000-A, Class
               A3,
               7.20%, 05/17/04...............       774,688
 2,000,000   Navistar Financial Corp. Owner
               Trust, Series 2001-A, Class
               A3,
               4.99%, 08/15/05...............     2,041,450
                                               ------------
                                                 26,613,800
                                               ------------
             PRIVATE ASSET BACKED: INSURANCE -- 0.25%
   815,100   Travelers Mortgage Securities
               Corp., Series 1, Class Z2,
               12.00%, 03/01/14..............       894,562
                                               ------------
             PRIVATE ASSET BACKED: MORTGAGE AND HOME
               EQUITY -- 9.98%
 2,500,000   Bank Boston Home Equity Loan
               Trust, Series 1998-1, Class
               A4,
               6.42%, 01/25/21...............     2,581,450
   982,449   Bear Stearns Commercial Mortgage
               Securities, Inc., Series
               2001-4, Class A1,
               5.06%, 11/15/16...............       984,944
 2,012,643   Bear Stearns Commercial Mortgage
               Securities, Inc., Series
               1998-C1, Class A1,
               6.34%, 06/16/30...............     2,120,374
 1,114,547   Bear Stearns Commercial Mortgage
               Securities, Inc., Series
               1999-C1, Class A1,
               5.91%, 02/14/31...............     1,162,246
   975,335   Chase Commercial Mortgage
               Securities Corp., Series
               1997-1, Class A2,
               7.37%, 06/19/29...............     1,056,997
 3,000,000   Contimortgage Home Equity Loan
               Trust, Series 1998-2, Class
               A7,
               6.57%, 03/15/23...............     3,158,571
   820,693   Credit Suisse First Boston
               Mortgage Securities Corp.,
               Series 2001-CF2, Class A1,
               5.257%, 02/15/34..............       846,946

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: MORTGAGE AND HOME EQUITY
               (CONTINUED)
$  973,142   DLJ Commercial Mortgage Corp.,
               Series 1998-CG1, Class A1A,
               6.11%, 06/10/31...............  $  1,021,095
 1,381,073   EQCC Home Equity Loan Trust,
               Series 1998-1, Class A6F,
               6.252%, 12/15/07..............     1,430,448
 2,019,457   First Union-Lehman Brothers
               Commercial Mortgage, Series
               1997-C1, Class A2,
               7.30%, 04/18/29...............     2,164,460
 1,559,767   Fleet Mortgage Securities,
               Series 2001-1, Class A1,
               6.00%, 07/28/29...............     1,586,651
 1,819,920   General Electric Capital
               Commercial Mortgage Corp.,
               Series 2001-2, Class A1,
               5.26%, 08/11/33...............     1,875,191
   977,652   General Electric Capital
               Commercial Mortgage Corp.,
               Series 2002-1A, Class A1,
               5.03%, 12/10/35...............     1,001,523
   978,748   General Electric Capital
               Commercial Mortgage Corp.,
               Series 2001-3, Class A1,
               5.56%, 06/10/38...............     1,001,344
 3,219,820   IMC Home Equity Loan Trust,
               Series 1997-3, Class A7,
               7.08%, 08/20/28...............     3,359,612
 4,156,187   Residential Funding Mortgage
               Securities, Series 2000-HI2,
               Class AI3,
               7.90%, 02/25/15...............     4,274,281
 1,629,834   Residential Funding Mortgage
               Securities, Series 2001-HI3,
               Class AII,
               6.63%, 07/25/26...............     1,712,374
 3,500,000   Vendee Mortgage Trust, Series
               1996-1, Class K,
               6.75%, 11/15/12...............     3,661,315
                                               ------------
                                                 34,999,822
                                               ------------
             PRIVATE ASSET BACKED: OTHER -- 11.37%
 3,500,000   ANRC Auto Owner Trust, Series
               2000-A, Class A4,
               7.15%, 02/15/07...............     3,650,958
 2,000,000   Asset Securitization Corp.,
               Series 1997-D4, Class A1C,
               7.42%, 04/14/29...............     2,159,516
 5,400,000   California Infrastructure,
               Series 1997-1, Class A6,
               6.38%, 09/25/08...............     5,737,106

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: OTHER (CONTINUED)
$5,000,000   CIT Equipment Collateral, Series
               2002-VT1, Class A3,
               4.03%, 01/20/06...............  $  5,070,440
 3,042,117   CNH Equipment Trust, Series
               2000-B, Class A3,
               6.88%, 03/15/05...............     3,080,542
 3,000,000   CNH Equipment Trust, Series
               2000-A, Class A4,
               7.34%, 02/15/07...............     3,139,008
 1,908,546   Countrywide Asset Backed
               Certificates, Series 2, Class
               AF2,
               8.21%, 08/25/25...............     1,951,763
 1,500,000   Household Automotive Trust,
               Series 2001-2, Class A3,
               4.83%, 03/17/06...............     1,540,039
 3,500,000   Household Automotive Trust,
               Series 2002-1, Class A3,
               3.75%, 09/18/06...............     3,529,344
 3,000,000   John Deere Owner Trust, Series
               2001-A, Class A3,
               3.26%, 10/17/05...............     3,018,174
 1,000,000   Midstate Trust, Series 2, Class
               A4,
               9.625%, 04/01/03..............     1,020,720
 5,716,981   PBG Equipment Trust, Series 1A,
               Class A,
               6.27%, 01/20/12...............     5,980,917
                                               ------------
                                                 39,878,527
                                               ------------
             PRIVATE ASSET BACKED: PHARMACEUTICALS -- 0.43%
 1,455,709   Upjohn Company, Series A,
               9.79%, 02/01/04...............     1,505,334
                                               ------------
             PRIVATE ASSET BACKED: RECEIVABLES -- 8.00%
 2,450,924   Associates Automobile
               Receivables Trust, Series
               2000-1, Class A3,
               7.30%, 01/15/04...............     2,501,732
 4,000,000   Chevy Chase Auto Receivables
               Trust, Series 2001-2, Class
               A4,
               4.44%, 04/16/07...............     4,060,608
 2,000,000   Chevy Chase Auto Receivables
               Trust, Series 2001-2, Class
               A3,
               3.80%, 11/15/05...............     2,030,412
 5,000,000   CSXT Trade Receivables Trust,
               Series 1998-1, Class A,
               6.00%, 07/26/04...............     5,155,600
 3,460,549   Dealer Auto Receivable Trust,
               Series 2000-1, Class A3,
               7.07%, 05/17/04...............     3,511,925
 1,677,572   First Security Auto Owner Trust,
               Series 2000-2, Class A3,
               6.83%, 07/15/04...............     1,706,962

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: RECEIVABLES (CONTINUED)
$2,836,979   First Sierra Receivables, Series
               1999-1, Class A4,
               5.73%, 09/15/04...............  $  2,896,845
 1,110,003   Textron Financial Corp.
               Receivables Trust, Series
               1998-A, Class A2,
               5.89%, 01/15/05...............     1,110,003
 5,000,000   World Omni Auto Receivables
               Trust, Series 2001-B, Class
               A3,
               3.79%, 11/21/05...............     5,072,000
                                               ------------
                                                 28,046,087
                                               ------------
             PRIVATE ASSET BACKED: TRANSPORTATION -- 2.74%
 9,160,496   Railcar Trust, Series 1992-1,
               Class A,
               7.75%, 06/01/04...............     9,605,421
                                               ------------
             REAL ESTATE -- 1.09%
 2,000,000   EOP Operating LP,
               6.375%, 02/15/03..............     2,041,306
 1,725,000   EOP Operating LP,
               6.50%, 01/15/04...............     1,785,634
                                               ------------
                                                  3,826,940
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS -- 3.25%
   500,000   AvalonBay Communities,
               6.50%, 07/15/03...............       516,112
 3,000,000   AvalonBay Communities, Series
               MTN,
               6.58%, 02/15/04...............     3,124,995
 2,500,000   Duke Realty Corp.,
               7.30%, 06/30/03...............     2,595,967
 3,000,000   HRPT Properties Trust, Class A,
               6.75%, 12/18/02...............     3,041,040
 1,000,000   Kimco Realty Corp.,
               6.50%, 10/01/03...............     1,036,161
 1,000,000   Kimco Realty Corp., Series MTNB,
               7.62%, 10/20/04...............     1,070,508
                                               ------------
                                                 11,384,783
                                               ------------
             RETAIL: SUPERMARKET -- 0.87%
 3,000,000   Supervalu, Inc.,
               7.80%, 11/15/02...............     3,042,054
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             SPECIAL PURPOSE ENTITY -- 1.20%
$4,000,000   First Union Corp.,
               9.375%, 04/15/03..............  $  4,206,732
                                               ------------
             UTILITIES -- 1.34%
 4,395,000   PG&E Corp., Series 1997-1, Class
               A8,
               6.48%, 12/26/09...............     4,708,157
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $311,017,482)...........   316,644,775
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 5.77%
             FANNIE MAE -- 2.06%
 2,095,109   PL# 50903, 6.00%, 09/01/08......     2,139,368
 2,363,500   PL# 609771, 6.00%, 09/01/08.....     2,467,785
 2,575,795   PL# 50973, 6.00%, 01/01/09......     2,630,209
                                               ------------
                                                  7,237,362
                                               ------------
             FEDERAL HOME LOAN BANK -- 2.49%
 8,500,000   Series 306,
               4.625%, 04/15/05..............     8,733,418
                                               ------------
             FREDDIE MAC -- 1.22%
   161,328   PL# 850082, 9.00%, 10/01/05.....       169,083
    58,478   PL# D06777, 7.50%, 03/01/08.....        61,443
 1,543,019   PL# E00532, 6.50%, 02/01/13.....     1,601,172
 2,312,793   PL# E00542, 6.50%, 04/01/13.....     2,399,957
    30,318   PL# 306816, 7.00%, 01/01/18.....        30,329
                                               ------------
                                                  4,261,984
                                               ------------
             TOTAL US GOVERNMENT AGENCY
               SECURITIES (Cost
               $19,964,205)..................    20,232,764
                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 2.42%
 3,000,000   Hydro Quebec,
               7.49%, 07/30/03...............     3,148,434
 5,000,000   Hydro Quebec, Series MTNB,
               6.52%, 02/23/06...............     5,341,850
                                               ------------
             TOTAL FOREIGN GOVERNMENT
               OBLIGATIONS (Cost
               $8,262,703)...................     8,490,284
                                               ------------
             TOTAL SECURITIES (Cost
               $339,244,390).................   345,367,823
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENT -- 1.01%
$3,554,311   With Investors Bank & Trust,
               dated 06/28/02, 1.03%, due
               07/01/02, repurchase proceeds
               at maturity $3,554,616
               (Collateralized by Fannie Mae,
               6.50%, due 09/25/29, with a
               value of $3,732,027) (Cost
               $3,554,311)...................  $  3,554,311
                                               ------------
             Total Investments -- 99.49%
               (Cost $342,798,701)...........   348,922,134
             Other assets less
               liabilities -- 0.51%..........     1,780,200
                                               ------------
             NET ASSETS -- 100.00%...........  $350,702,334
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $342,798,701.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $6,531,938
    Gross unrealized depreciation............    (408,505)
                                               ----------
    Net unrealized appreciation..............  $6,123,433
                                               ==========

---------------

(a) Quarterly reset provision. The rate shown was in effect at June 30, 2002.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 34.37%
              US TREASURY BOND -- 1.48%
$ 4,000,000   6.125%, 08/15/29(a)............  $  4,248,236
                                               ------------
              US TREASURY INFLATION INDEX -- 4.07%
 11,123,200   3.625%, 01/15/08...............    11,644,600
                                               ------------
              US TREASURY NOTES -- 28.82%
  5,000,000   5.625%, 12/31/02...............     5,095,840
  5,000,000   5.50%, 03/31/03................     5,135,800
  5,000,000   3.625%, 08/31/03...............     5,081,840
 30,000,000   3.00%, 01/31/04................    30,195,630
 11,000,000   6.50%, 10/15/06................    12,109,526
 20,000,000   3.50%, 11/15/06(a).............    19,643,760
  2,000,000   4.75%, 11/15/08(a).............     2,036,590
  3,000,000   5.75%, 08/15/10(a).............     3,209,064
                                               ------------
                                                 82,508,050
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $95,913,823)...........    98,400,886
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 42.19%
              FANNIE MAE -- 13.94%
 10,000,000   5.125%, 02/13/04...............    10,375,960
 10,000,000   5.00%, 01/20/07................    10,230,310
  5,000,000   5.00%, 05/14/07(a).............     5,087,860
  4,000,000   6.25%, 07/19/11................     4,126,376
 10,000,000   6.00%, 01/18/12(a).............    10,098,910
                                               ------------
                                                 39,919,416
                                               ------------
              FEDERAL HOME LOAN BANK -- 0.71%
  2,000,000   5.50%, 01/21/03................     2,038,432
                                               ------------
              FEDERAL FARM CREDIT BANK -- 1.79%
  5,000,000   4.375%, 04/15/05...............     5,116,550
                                               ------------
              FREDDIE MAC -- 14.24%
  7,000,000   5.625%, 03/20/06...............     7,169,218
  6,000,000   5.75%, 04/15/08................     6,328,134
  5,000,000   6.625%, 09/15/09...............     5,484,300
  6,000,000   6.875%, 09/15/10...............     6,666,948
  5,000,000   6.375%, 08/01/11(a)............     5,212,570
  3,000,000   CMO, Series 1574,
                6.50%, 02/15/21..............     3,109,557
  5,300,000   CMO, Series 1500,
                7.00%, 06/15/22..............     5,634,801
     98,361   CMO, Series 31, Floating Rate,
                2.28%(+), 08/25/23...........        98,506
    722,000   6.75%, 03/15/31................       775,877

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC (CONTINUED)
$   304,000   6.25%, 07/15/32................  $    305,640
                                               ------------
                                                 40,785,551
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 5.19%
      9,132   PL# 328000, 7.50%, 06/15/07....         9,702
      2,046   PL# 328084, 7.50%, 07/15/07....         2,174
     13,767   PL# 322072, 7.50%, 08/15/07....        14,627
     36,124   PL# 323189, 7.50%, 08/15/07....        38,379
     62,850   PL# 328188, 7.50%, 08/15/07....        66,774
     79,177   PL# 328192, 7.50%, 08/15/07....        84,120
     28,414   PL# 328200, 7.50%, 08/15/07....        30,188
    109,813   PL# 329060, 7.50%, 08/15/07....       116,668
    108,831   PL# 332267, 7.50%, 08/15/07....       115,625
      3,983   PL# 335542, 7.50%, 08/15/07....         4,232
     42,856   PL# 335995, 7.50%, 08/15/07....        45,531
     94,049   PL# 297619, 7.50%, 09/15/07....        99,920
     72,690   PL# 332704, 7.50%, 09/15/07....        77,227
     28,031   PL# 333320, 7.50%, 09/15/07....        29,781
     42,075   PL# 333709, 7.50%, 09/15/07....        44,701
     93,514   PL# 369749, 6.50%, 09/15/08....        97,535
    119,808   PL# 345975, 6.50%, 10/15/08....       124,959
    272,849   PL# 374726, 6.50%, 10/15/08....       284,582
     81,225   PL# 345973, 6.50%, 11/15/08....        84,718
     58,368   PL# 363874, 6.50%, 11/15/08....        60,877
    125,724   PL# 366531, 6.50%, 11/15/08....       131,130
    134,621   PL# 370448, 6.50%, 11/15/08....       140,410
    157,856   PL# 371094, 6.50%, 11/15/08....       164,644
  1,929,694   PL# 2483, 7.00%, 09/20/27......     2,000,496
  6,262,117   PL# 2631, 7.00%, 08/20/28......     6,491,880
  4,333,218   PL# 2645, 7.00%, 09/20/28......     4,492,208
                                               ------------
                                                 14,853,088
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 1.75%
  5,000,000   Series 97-A, 6.23%, 08/01/02...     5,017,680
                                               ------------
              SMALL BUSINESS ADMINISTRATION -- 1.40%
  4,000,000   5.886%, 09/10/11...............     4,017,500
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.02%
  2,500,000   Series A, 6.375%,
                06/15/05(a)..................     2,686,228
  3,000,000   Series G, 5.375%, 11/13/08.....     3,083,481
                                               ------------
                                                  5,769,709
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              US GOVERNMENT GUARANTEED BOND -- 1.15%
$ 3,159,220   6.12%, 04/01/08................  $  3,298,289
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $116,762,745)................   120,816,215
                                               ------------
              CORPORATE BONDS AND NOTES -- 8.87%
              CONSUMER GOODS AND SERVICES -- 0.36%
  1,000,000   Eastman Kodak Company,
                6.375%, 06/15/06(a)..........     1,021,536
                                               ------------
              FINANCIAL SERVICES -- 1.46%
  2,000,000   Ford Motor Credit Company,
                7.50%, 03/15/05..............     2,091,610
  2,000,000   General Electric Capital Corp.,
                Series MTNA,
                6.75%, 09/11/03..............     2,096,426
                                               ------------
                                                  4,188,036
                                               ------------
              SHIPBUILDING -- 0.69%
  1,748,000   Sulphur Carriers, Series 2009,
                8.30%, 10/15/09..............     1,981,008
                                               ------------
              SPECIAL PURPOSE ENTITY -- 6.36%
  5,112,711   Overseas Private Invest,
                5.14%, 08/15/07..............     5,137,856
  3,863,635   Overseas Private Invest,
                7.45%, 12/15/10..............     4,240,765
  8,214,286   Overseas Private Invest, Series
                1997,
                7.05%, 11/15/13..............     8,823,375
                                               ------------
                                                 18,201,996
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $24,233,445)...........    25,392,576
                                               ------------
              FOREIGN GOVERNMENT OBLIGATION -- 0.72%
  2,000,000   Republic of Italy,
                5.25%, 04/05/06 (Cost
                $1,992,323)..................     2,060,912
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 11.24%
              FANNIE MAE -- 0.17%
    500,000   1.72%, 07/17/02................       499,570
                                               ------------
              FEDERAL HOME LOAN BANK -- 0.35%
  1,000,000   1.70%, 07/24/02................       998,819
                                               ------------
              FREDDIE MAC -- 10.72%
  1,000,000   1.71%, 07/02/02................       999,857
  2,102,000   1.71%, 07/03/02................     2,101,601
    700,000   1.71%, 07/16/02................       699,435
  4,300,000   1.71%, 07/16/02................     4,296,528
  7,100,000   1.72%, 07/18/02................     7,093,555

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              FREDDIE MAC (CONTINUED)
$15,500,000   1.71%, 07/19/02................  $ 15,485,275
                                               ------------
                                                 30,676,251
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES
                (Cost $32,174,640)...........    32,174,640
                                               ------------
              COMMERCIAL PAPER -- 1.89%
  1,500,000   General Motors Acceptance
                Corp.,
                2.05%, 07/31/02..............     1,497,267
  1,000,000   Houston Industries Finance
                Company,
                2.65%, 07/02/02..............       999,779
  1,700,000   Progress Energy, Inc.,
                2.15%, 07/16/02..............     1,698,274
  1,228,612   Morgan Stanley,
                2.08%, 11/08/02(b)...........     1,228,612
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
                $5,423,932)..................     5,423,932
                                               ------------
              TIME DEPOSITS -- 7.78%
  2,480,051   American Express Centurion
                Bank,
                1.79%, 07/08/02(b)...........     2,480,051
    992,021   American Express Centurion
                Bank,
                1.79%, 07/22/02(b)...........       992,021
    496,010   Bank of Montreal,
                1.77%, 07/08/02(b)...........       496,010
  1,984,041   Bank of Nova Scotia,
                1.80%, 07/15/02(b)...........     1,984,041
    248,005   Bayerische HypoVereinsbank,
                1.93%, 07/03/02(b)...........       248,005
  1,736,036   Bayerische HypoVereinsbank,
                1.80%, 08/08/02(b)...........     1,736,036
    744,015   Bayerische HypoVereinsbank,
                1.80%, 09/19/02(b)...........       744,015
    744,015   Credit Agricole,
                1.94%, 07/01/02(b)...........       744,015
  6,200,128   Den Danske Bank,
                1.78%, 07/30/02(b)...........     6,200,128
    496,010   Harris Trust and Savings Bank,
                1.80%, 09/18/02(b)...........       496,010
  3,174,465   Royal Bank of Canada,
                1.94%, 07/01/02(b)...........     3,174,465
  2,976,062   Toronto Dominion,
                1.83%, 08/29/02(b)...........     2,976,062
                                               ------------
              TOTAL TIME DEPOSITS (Cost
                $22,270,859).................    22,270,859
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 8.18%
$ 1,113,379   American Honda Finance,
                Floating Rate,
                1.82%(+), 04/08/03(b)........  $  1,113,379
    614,307   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.79%(+), 11/04/02(b)........       614,307
  2,390,255   Fleet National Bank, Floating
                Rate,
                2.00%(+), 07/03/02(b)........     2,390,255
  2,603,166   Goldman Sachs, Floating Rate,
                1.98%(+), 07/08/02(b)........     2,603,166
    730,116   Goldman Sachs, Floating Rate,
                2.12%(+), 08/05/02(b)........       730,116
  1,228,612   Merrill Lynch & Company,
                Floating Rate,
                1.91%(+), 11/26/02(b)........     1,228,612
  3,992,989   Merrill Lynch & Company,
                Floating Rate,
                1.92%(+), 04/16/03(b)........     3,992,989
  4,607,295   Morgan Stanley, Floating Rate,
                2.05%(+), 07/02/02(b)........     4,607,295
  6,143,060   Morgan Stanley, Floating Rate,
                2.05%(+), 03/25/03(b)........     6,143,060
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $23,423,179).....    23,423,179
                                               ------------
  SHARES                                          VALUE
  ------                                       ------------
              REGULATED INVESTMENT COMPANY -- 0.70%
  1,996,495   Merrimac Cash Fund -- Premium
                Class(b) (Cost $1,996,495)...  $  1,996,495
                                               ------------
              Total Investments -- 115.94%
                (Cost $324,191,441)..........   331,959,694
              Liabilities less other
                assets -- (15.94)%...........   (45,640,140)
                                               ------------
              NET ASSETS -- 100.00%..........  $286,319,554
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $324,191,441.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $7,860,120
    Gross unrealized depreciation............     (91,867)
                                               ----------
    Net unrealized appreciation..............  $7,768,253
                                               ==========

---------------

(a) All or part of this security is on loan.

(b) Collateral for securities on loan.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              US TREASURY SECURITIES -- 23.52%
              US TREASURY BONDS -- 17.78%
$ 8,405,000   10.375%, 11/15/12(a)..........  $   10,802,719
  4,880,000   9.25%, 02/15/16(a)............       6,706,345
 13,600,000   8.875%, 08/15/17(a)...........      18,343,870
 18,860,000   8.125%, 08/15/19(a)...........      24,157,698
 31,320,000   8.50%, 02/15/20(a)............      41,503,667
 25,850,000   8.00%, 11/15/21(a)............      33,063,753
 15,090,000   6.125%, 11/15/27(a)...........      15,957,162
    515,000   5.375%, 02/15/31..............         504,298
                                              --------------
                                                 151,039,512
                                              --------------
              US TREASURY NOTES -- 3.18%
 24,910,000   6.00%, 07/31/02(a)............      25,005,530
  2,025,000   4.875%, 02/15/12..............       2,032,594
                                              --------------
                                                  27,038,124
                                              --------------
              US TREASURY STRIPS -- 2.56%
 33,380,000   Zero coupon, 05/15/17.........      14,139,401
 24,125,000   Zero coupon, 11/15/21.........       7,632,161
                                              --------------
                                                  21,771,562
                                              --------------
              TOTAL US TREASURY SECURITIES
                (Cost $196,242,786).........     199,849,198
                                              --------------
              US GOVERNMENT AGENCY SECURITIES -- 44.90%
              FANNIE MAE -- 31.59%
     46,804   PL# 323250, 6.00%, 08/01/13...          47,793
    347,325   PL# 535103, 7.00%, 01/01/15...         365,017
  5,387,302   PL# 535675, 7.00%,
                01/01/16*...................       5,661,720
    143,965   PL# 253698, 6.00%, 02/01/16...         147,006
    281,921   PL# 549659, 7.00%, 02/01/16...         296,281
    344,751   PL# 550440, 7.00%, 02/01/16...         362,312
  1,315,322   PL# 568409, 6.00%, 03/01/16...       1,343,108
  1,011,837   PL# 572658, 6.00%, 04/01/16...       1,033,212
  1,897,705   PL# 574004, 6.00%,
                04/01/16*...................       1,937,794
  1,878,056   PL# 574896, 6.00%,
                04/01/16*...................       1,917,729
  1,801,070   PL# 576105, 6.00%, 04/01/16...       1,839,118
  1,657,259   PL# 579224, 6.00%, 04/01/16...       1,692,269
  1,166,530   PL# 579710, 6.00%, 04/01/16...       1,191,173
  1,026,185   PL# 357120, 6.00%, 05/01/16...       1,047,863
  1,105,246   PL# 576381, 6.00%, 05/01/16...       1,128,594
  1,857,942   PL# 577525, 6.00%, 05/01/16...       1,897,191
  1,451,222   PL# 578769, 6.00%, 05/01/16...       1,481,879
  1,864,755   PL# 578771, 6.00%,
                05/01/16*...................       1,904,148
  1,151,069   PL# 580607, 6.00%, 05/01/16...       1,175,385
  1,778,045   PL# 580969, 6.00%, 05/01/16...       1,815,607

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 1,495,845   PL# 583058, 6.00%, 05/01/16...  $    1,527,445
  1,646,251   PL# 583244, 6.00%, 05/01/16...       1,681,028
  1,249,063   PL# 586040, 6.00%, 06/01/16...       1,275,449
  1,469,917   PL# 253883, 6.00%, 08/01/16...       1,500,969
     23,289   PL# 595718, 6.00%, 08/01/16...          23,781
    296,580   PL# 253990, 7.00%, 09/01/16...         311,687
  1,242,515   PL# 595688, 6.00%, 09/01/16...       1,268,763
    207,970   PL# 598125, 7.00%, 09/01/16...         218,563
     22,755   PL# 618807, 6.00%, 09/01/16...          23,236
    216,093   PL# 580179, 7.00%, 10/01/16...         227,100
  1,298,468   PL# 611322, 6.00%, 10/01/16...       1,325,898
    163,838   PL# 611323, 7.00%, 10/01/16...         172,183
  1,048,581   PL# 613320, 6.00%, 11/01/16...       1,070,733
  1,926,505   PL# 254088, 5.50%, 12/01/16...       1,930,117
  1,542,057   PL# 254089, 6.00%, 12/01/16...       1,574,633
  1,952,395   PL# 566869, 5.50%, 12/01/16...       1,956,056
  2,881,915   PL# 593484, 5.50%, 12/01/16...       2,887,318
  3,821,410   PL# 601438, 5.50%, 12/01/16...       3,828,575
  3,312,952   PL# 611695, 5.50%, 12/01/16...       3,319,163
  2,917,832   PL# 611884, 5.50%, 12/01/16...       2,923,303
  1,956,232   PL# 613910, 5.50%, 12/01/16...       1,959,900
  2,908,438   PL# 614211, 5.50%, 12/01/16...       2,913,891
  3,902,570   PL# 614215, 5.50%, 12/01/16...       3,909,887
  1,950,103   PL# 614748, 5.50%, 12/01/16...       1,953,759
    456,070   PL# 616422, 5.50%, 12/01/16...         456,925
  2,908,639   PL# 616425, 5.50%, 12/01/16...       2,914,093
  1,941,892   PL# 617102, 5.50%, 12/01/16...       1,945,533
  1,946,172   PL# 617109, 5.50%, 12/01/16...       1,949,821
  2,918,054   PL# 618454, 5.50%, 12/01/16...       2,923,525
  3,161,957   PL# 618464, 5.50%, 12/01/16...       3,167,885
  1,954,543   PL# 620979, 5.50%, 12/01/16...       1,958,207
  2,897,637   PL# 622080, 5.50%, 12/01/16...       2,903,070
    150,656   PL# 622461, 5.50%, 12/01/16...         150,939
  1,632,382   PL# 622526, 6.00%, 12/01/16...       1,666,866
  2,276,381   PL# 622578, 5.50%, 12/01/16...       2,280,649
  1,344,615   PL# 647572, 6.00%, 12/01/16...       1,373,020
  1,949,372   PL# 566870, 5.50%, 01/01/17...       1,953,027
  2,906,179   PL# 612847, 5.50%, 01/01/17...       2,911,628
  1,950,435   PL# 615179, 5.50%, 01/01/17...       1,954,092
  1,945,130   PL# 621055, 5.50%, 01/01/17...       1,948,777
  4,572,657   PL# 625805, 5.50%, 01/01/17...       4,581,231
  1,380,413   PL# 625988, 6.00%, 01/01/17...       1,409,575
    307,777   PL# 609699, 5.50%, 02/01/17...         308,354

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 1,347,576   PL# 623880, 6.00%, 02/01/17...  $    1,376,044
    504,095   PL# 254235, 6.00%, 03/01/17...         514,744
  1,902,387   PL# 631326, 6.00%,
                03/01/17*...................       1,942,575
  1,080,676   PL# 634761, 6.00%, 03/01/17...       1,103,505
  1,029,324   PL# 637066, 6.00%, 03/01/17...       1,051,069
  1,038,166   PL# 643276, 6.00%, 03/01/17...       1,060,097
  1,688,452   PL# 626802, 6.00%, 04/01/17...       1,724,121
    493,703   PL# 632863, 6.00%, 04/01/17...         504,132
  1,831,975   PL# 638109, 6.00%, 04/01/17...       1,870,676
    541,505   PL# 640175, 5.50%, 04/01/17...         542,520
  1,090,342   PL# 642460, 6.00%, 04/01/17...       1,113,376
    326,551   PL# 642729, 6.00%, 04/01/17...         333,450
  1,049,182   PL# 598438, 6.00%, 05/01/17...       1,071,346
    107,204   PL# 598942, 6.00%, 05/01/17...         109,468
  5,720,272   PL# 619100, 6.00%,
                05/01/17*...................       5,841,113
    394,511   PL# 626806, 6.00%, 05/01/17...         402,845
    463,933   PL# 632367, 6.00%, 05/01/17...         473,734
    381,445   PL# 633631, 6.00%, 05/01/17...         389,503
  1,991,854   PL# 634700, 6.00%,
                05/01/17*...................       2,033,932
  1,624,997   PL# 641062, 6.00%, 05/01/17...       1,659,325
  2,987,880   PL# 641791, 6.00%,
                05/01/17*...................       3,050,999
    386,446   PL# 643145, 6.00%, 05/01/17...         394,610
    517,193   PL# 643516, 5.50%, 05/01/17...         518,162
    171,589   PL# 643930, 6.00%, 05/01/17...         175,214
  1,811,793   PL# 644762, 6.00%, 05/01/17...       1,850,067
    428,863   PL# 644984, 6.00%, 05/01/17...         437,923
  1,295,275   PL# 644987, 6.00%, 05/01/17...       1,322,638
  1,461,041   PL# 647533, 6.00%, 05/01/17...       1,491,906
  1,387,489   PL# 647726, 6.00%, 05/01/17...       1,416,800
  1,558,380   PL# 647730, 6.00%, 05/01/17...       1,591,301
 19,924,871   PL# 254342, 6.00%,
                06/01/17*...................      20,345,783
    499,950   PL# 598443, 6.00%, 06/01/17...         510,511
    511,047   PL# 598946, 6.00%, 06/01/17...         521,843
    564,282   PL# 633375, 6.00%, 06/01/17...         576,203
  1,000,000   PL# 635017, 6.00%, 06/01/17...       1,021,125
    499,950   PL# 638811, 6.00%, 06/01/17...         510,511
    499,950   PL# 642503, 6.00%, 06/01/17...         510,511
    318,155   PL# 643446, 5.50%, 06/01/17...         318,752
  1,000,000   PL# 645147, 6.00%, 06/01/17...       1,021,125
    537,335   PL# 646999, 6.00%, 06/01/17...         548,686
    164,618   PL# 648419, 5.50%, 06/01/17...         164,927
    512,439   PL# 648466, 6.00%, 06/01/17...         523,264
    499,951   PL# 650683, 6.00%, 06/01/17...         510,512

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   364,900   PL# 254372, 6.00%, 07/01/17...  $      372,609
  1,000,000   PL# 635129, 6.00%, 07/01/17...       1,021,125
     55,995   PL# 492742, 7.00%, 05/01/29...          58,055
     27,773   PL# 503916, 7.50%, 06/01/29...          29,159
  3,686,321   PL# 252571, 7.00%,
                07/01/29*...................       3,821,893
     46,218   PL# 508415, 7.00%, 08/01/29...          47,917
     72,548   PL# 252716, 7.00%, 09/01/29...          75,217
    107,087   PL# 511202, 7.00%, 09/01/29...         111,025
    787,558   PL# 323967, 7.00%, 10/01/29...         816,522
    203,138   PL# 515946, 7.00%, 10/01/29...         210,609
     26,827   PL# 531092, 7.50%, 10/01/29...          28,166
    277,580   PL# 524164, 7.00%, 11/01/29...         287,789
    738,217   PL# 526053, 7.00%, 12/01/29...         765,367
    413,341   PL# 535030, 7.00%, 12/01/29...         428,545
    729,525   PL# 524657, 7.00%, 01/01/30...         756,354
     11,673   PL# 527717, 7.50%, 01/01/30...          12,256
     71,517   PL# 647556, 7.00%, 01/01/30...          74,148
    269,722   PL# 528107, 7.00%, 02/01/30...         279,642
    217,868   PL# 531497, 7.00%, 02/01/30...         225,880
    211,246   PL# 531735, 7.00%, 02/01/30...         219,015
    182,718   PL# 535159, 7.00%, 02/01/30...         189,438
    734,729   PL# 535195, 7.00%, 03/01/30...         761,750
    369,358   PL# 535277, 7.00%, 04/01/30...         382,942
      7,380   PL# 536337, 7.50%, 04/01/30...           7,749
     15,841   PL# 253264, 7.00%, 05/01/30...          16,424
     20,107   PL# 537176, 7.50%, 05/01/30...          21,111
     30,497   PL# 538314, 7.50%, 05/01/30...          32,020
    581,259   PL# 539934, 7.50%, 05/01/30...         610,288
     26,040   PL# 253346, 7.50%, 06/01/30...          27,341
     16,470   PL# 531225, 7.50%, 06/01/30...          17,292
     24,695   PL# 540211, 7.50%, 06/01/30...          25,928
      9,984   PL# 504915, 7.50%, 07/01/30...          10,483
     18,115   PL# 539183, 7.50%, 07/01/30...          19,020
    535,443   PL# 540226, 7.50%, 07/01/30...         562,183
     24,839   PL# 541401, 7.50%, 07/01/30...          26,080
     28,010   PL# 542999, 7.50%, 08/01/30...          29,409
     24,388   PL# 548026, 7.50%, 08/01/30...          25,606
  1,172,209   PL# 548822, 7.00%, 08/01/30...       1,215,319
     25,342   PL# 544583, 7.50%, 09/01/30...          26,607
     29,688   PL# 550544, 7.50%, 09/01/30...          31,170
     22,126   PL# 550901, 7.50%, 09/01/30...          23,230
      7,896   PL# 553230, 7.50%, 09/01/30...           8,290
    326,669   PL# 253479, 7.00%, 10/01/30...         338,683

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 1,845,360   PL# 253480, 7.50%, 10/01/30...  $    1,937,519
      6,109   PL# 511786, 7.50%, 10/01/30...           6,414
    306,530   PL# 549962, 7.00%, 10/01/30...         317,803
  1,115,100   PL# 549975, 7.00%, 10/01/30...       1,156,110
     87,923   PL# 552603, 7.00%, 10/01/30...          91,156
  1,135,348   PL# 554493, 7.00%, 10/01/30...       1,177,102
    261,783   PL# 559277, 7.00%, 10/01/30...         271,410
     23,110   PL# 560794, 7.50%, 10/01/30...          24,264
     27,112   PL# 558362, 7.50%, 11/01/30...          28,466
    640,507   PL# 558519, 7.50%, 11/01/30...         672,495
  1,170,493   PL# 560384, 7.00%, 11/01/30...       1,213,540
     16,849   PL# 561829, 7.50%, 11/01/30...          17,691
     32,424   PL# 259141, 7.50%, 12/01/30...          34,043
     25,963   PL# 533841, 7.50%, 12/01/30...          27,260
    785,895   PL# 559313, 7.00%, 12/01/30...         814,798
     18,295   PL# 561172, 7.50%, 12/01/30...          19,209
     26,525   PL# 561678, 7.50%, 12/01/30...          27,850
     18,151   PL# 562010, 7.50%, 12/01/30...          19,058
     24,960   PL# 564004, 7.50%, 12/01/30...          26,206
    726,890   PL# 564007, 7.50%, 12/01/30...         763,191
     25,453   PL# 564080, 7.50%, 12/01/30...          26,725
    267,599   PL# 564183, 7.00%, 12/01/30...         277,441
     36,112   PL# 564529, 7.50%, 12/01/30...          37,915
  1,899,743   PL# 567084, 7.50%, 12/01/30...       1,994,619
     71,439   PL# 253583, 7.00%, 01/01/31...          74,066
     25,697   PL# 559741, 7.50%, 01/01/31...          26,980
     29,619   PL# 560596, 7.50%, 01/01/31...          31,098
     18,630   PL# 561483, 7.50%, 01/01/31...          19,561
    182,008   PL# 566000, 7.00%, 01/01/31...         188,701
    287,048   PL# 566441, 7.00%, 01/01/31...         297,605
     38,811   PL# 568302, 7.50%, 01/01/31...          40,750
  2,191,631   PL# 568512, 7.50%, 01/01/31...       2,301,083
  1,715,823   PL# 572172, 7.50%, 01/01/31...       1,801,513
  2,432,510   PL# 253643, 7.50%, 02/01/31...       2,553,992
     21,913   PL# 535722, 7.00%, 02/01/31...          22,719
  1,144,774   PL# 566658, 7.00%, 02/01/31...       1,186,875
    205,533   PL# 567593, 7.00%, 02/01/31...         213,092
     38,250   PL# 569361, 7.50%, 02/01/31...          40,160
    543,353   PL# 570589, 7.50%, 02/01/31...         570,489
  3,245,587   PL# 571591, 7.50%, 02/01/31...       3,407,675
     31,347   PL# 575285, 7.50%, 03/01/31...          32,912
  1,124,520   PL# 253711, 7.00%, 04/01/31...       1,165,876
  3,554,524   PL# 535811, 6.50%,
                04/01/31*...................       3,629,052

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$    21,477   PL# 545078, 7.50%, 04/01/31...  $       22,550
     36,961   PL# 580377, 7.50%, 04/01/31...          38,807
    150,286   PL# 571939, 7.00%, 05/01/31...         155,813
     22,992   PL# 579794, 7.50%, 05/01/31...          24,140
    693,986   PL# 580822, 7.00%, 05/01/31...         719,509
     11,240   PL# 581402, 7.50%, 05/01/31...          11,801
     43,858   PL# 584923, 7.50%, 05/01/31...          46,048
     44,712   PL# 585087, 7.50%, 06/01/31...          46,945
     29,792   PL# 589405, 7.50%, 06/01/31...          31,280
    348,219   PL# 589893, 7.00%, 06/01/31...         361,025
     29,453   PL# 592129, 7.50%, 06/01/31...          30,924
     49,872   PL# 592923, 7.50%, 06/01/31...          52,363
     76,425   PL# 593841, 7.00%, 07/01/31...          79,236
    546,741   PL# 593988, 7.50%, 07/01/31...         574,046
    775,178   PL# 595172, 7.50%, 07/01/31...         813,891
     78,194   PL# 596248, 7.00%, 07/01/31...          81,070
    514,763   PL# 596285, 7.50%, 08/01/31...         540,471
    640,146   PL# 601295, 7.50%, 08/01/31...         672,115
     12,250   PL# 579534, 7.50%, 09/01/31...          12,861
    928,561   PL# 606552, 7.00%, 09/01/31...         962,711
    738,065   PL# 608291, 7.50%, 09/01/31...         774,925
  1,151,863   PL# 609496, 7.00%, 09/01/31...       1,194,225
    500,399   PL# 254008, 7.00%, 10/01/31...         518,802
    214,105   PL# 602875, 7.00%, 10/01/31...         221,979
    545,572   PL# 606361, 7.50%, 10/01/31...         572,818
    794,467   PL# 606600, 7.00%, 10/01/31...         823,685
    300,579   PL# 610128, 7.00%, 10/01/31...         311,633
  1,137,241   PL# 610652, 7.00%, 10/01/31...       1,179,066
  1,157,806   PL# 254051, 7.00%, 11/01/31...       1,200,386
    155,728   PL# 607531, 7.00%, 11/01/31...         161,455
    112,320   PL# 614903, 7.00%, 12/01/31...         116,450
     65,090   PL# 625083, 7.00%, 01/01/32...          67,483
     24,055   PL# 630567, 7.00%, 03/01/32...          24,940
    256,527   PL# 634306, 7.00%, 03/01/32...         265,961
    636,769   PL# 647985, 6.00%, 03/01/32...         635,899
    475,447   PL# 636595, 7.00%, 04/01/32...         492,932
    407,021   PL# 636815, 6.00%, 04/01/32...         406,465
    561,523   PL# 626300, 6.00%, 06/01/32...         560,755
    705,000   PL# 629779, 6.00%, 06/01/32...         704,036
  1,207,091   PL# 631409, 6.00%, 06/01/32...       1,205,441
    499,250   PL# 641707, 6.00%, 06/01/32...         498,569
    716,538   PL# 642815, 6.00%, 06/01/32...         715,559
    753,007   PL# 644894, 6.00%, 06/01/32...         751,978

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$    38,418   PL# 644912, 6.00%, 06/01/32...  $       38,365
    848,780   PL# 647041, 6.00%, 06/01/32...         847,620
    151,120   PL# 649040, 6.00%, 06/01/32...         150,914
    500,650   PL# 649804, 6.00%, 06/01/32...         499,966
    815,370   PL# 649811, 6.00%, 06/01/32...         814,255
    530,255   PL# 254377, 6.00%, 07/01/32...         529,530
    228,350   PL# 650397, 6.00%, 07/01/32...         228,038
 32,000,000   TBA, 6.50%, 07/01/32*.........      32,609,984
                                              --------------
                                                 268,314,661
                                              --------------
              FREDDIE MAC -- 1.27%
  9,625,000   7.00%, 03/15/10...............      10,770,991
                                              --------------
              FREDDIE MAC GOLD -- 6.98%
  1,827,857   PL# E88994, 6.00%, 04/01/17...       1,867,385
  4,963,058   PL# E89561, 6.00%, 04/01/17*..       5,070,384
  2,989,766   PL# E89913, 6.00%, 05/01/17*..       3,054,419
    668,875   PL# E90176, 5.50%, 06/01/17...         670,672
  4,172,141   PL# E90194, 6.00%, 06/01/17...       4,262,364
  1,336,397   PL# E90226, 5.50%, 06/01/17...       1,339,988
  1,004,873   PL# E90284, 5.50%, 06/01/17...       1,007,573
    991,846   PL# E90316, 5.50%, 07/01/17...         994,511
    997,514   PL# E90317, 5.50%, 07/01/17...       1,000,194
  9,000,000   TBA, 6.00%, 07/01/16..........       9,174,375
  7,000,000   TBA, 6.50%, 07/01/31*.........       7,137,816
  3,000,000   TBA, 6.00%, 07/01/32..........       2,991,564
 20,000,000   TBA, 7.00%, 07/01/32..........      20,706,240
                                              --------------
                                                  59,277,485
                                              --------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 4.96%
  4,449,224   PL# 780914, 6.00%, 11/15/28...       4,452,788
  2,026,755   PL# 3161, 6.50%, 11/20/31.....       2,063,168
 10,505,453   PL# 3173, 6.50%, 12/20/31.....      10,694,194
 25,000,000   TBA, 6.00%, 07/01/32..........      24,960,950
                                              --------------
                                                  42,171,100
                                              --------------
              RESOLUTION FUNDING STRIPS -- 0.10%
  1,200,000   Zero coupon, 07/15/18.........         445,115
  1,200,000   Zero coupon, 10/15/18.........         437,363
                                              --------------
                                                     882,478
                                              --------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $377,765,150)...............     381,416,715
                                              --------------

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES -- 36.58%
              AEROSPACE -- 1.17%
$   840,000   Lockheed Martin Corp.,
                7.25%, 05/15/06.............  $      912,686
  1,339,000   Lockheed Martin Corp.,
                8.20%, 12/01/09.............       1,549,741
  2,120,000   Lockheed Martin Corp.,
                7.20%, 05/01/36.............       2,316,925
  1,400,000   Northrop Grumman Corp.,
                7.125%, 02/15/11............       1,491,080
    340,000   Northrop Grumman Corp.,
                7.75%, 02/15/31.............         370,854
  1,750,000   Raytheon Company,
                8.20%, 03/01/06.............       1,929,832
  1,325,000   United Technologies Corp.,
                6.35%, 03/01/11.............       1,392,966
                                              --------------
                                                   9,964,084
                                              --------------
              AUTOMOBILES -- 0.14%
  1,245,000   Daimler Chrysler N.A. Holding,
                7.45%, 03/01/27.............       1,225,505
                                              --------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.01%
    115,000   Collins & Aikman
                Products -- 144A,
                10.75%, 12/31/11............         115,575
                                              --------------
              BANKS -- 2.79%
  1,930,000   Bank One Corp.,
                6.50%, 02/01/06.............       2,047,942
  2,800,000   Barclays Bank PLC -- 144A,
                8.55%, 09/15/49(a)..........       3,222,724
  5,050,000   European Investment Bank,
                5.625%, 01/24/06............       5,315,554
    990,000   First Union Corp.,
                7.70%, 02/15/05.............       1,075,974
  1,825,000   International Finance Corp.,
                Series DTC,
                7.125%, 04/06/05............       1,989,119
    620,000   JP Morgan Chase & Company,
                5.35%, 03/01/07.............         627,692
  4,100,000   JP Morgan Chase & Company,
                5.25%, 05/30/07.............       4,123,731
  5,125,000   KFW International Finance
                Corp.,
                5.25%, 06/28/06.............       5,284,536
                                              --------------
                                                  23,687,272
                                              --------------
              BROADCAST SERVICES/MEDIA -- 1.73%
    300,000   Adelphia Communications,
                7.875%, 05/01/09**..........         115,500
  1,025,000   Adelphia Communications,
                10.875%, 10/01/10(a)**......         404,875

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$ 1,785,000   AOL Time Warner, Inc.,
                5.625%, 05/01/05............  $    1,751,463
    560,000   AOL Time Warner, Inc.,
                6.15%, 05/01/07.............         534,941
    950,000   AOL Time Warner, Inc.,
                7.625%, 04/15/31(g).........         831,828
  1,345,000   AOL Time Warner, Inc.,
                7.70%, 05/01/32.............       1,193,151
  2,395,000   Charter Communications
                Holdings LLC,
                10.75%, 10/01/09............       1,682,488
    360,000   Charter Communications
                Holdings LLC,
                11.125%, 01/15/11...........         248,400
  1,605,000   Comcast Cable Communications,
                Inc.,
                6.375%, 01/30/06............       1,554,471
  1,055,000   Comcast Cable Communications,
                Inc.,
                6.875%, 06/15/09............         981,804
  1,650,000   Comcast Cable Communications,
                Inc.,
                6.75%, 01/30/11(a)..........       1,473,757
    530,000   Time Warner, Inc.,
                9.125%, 01/15/13............         586,629
    275,000   Time Warner, Inc.,
                6.95%, 01/15/28.............         224,295
  1,570,000   Time Warner, Inc.,
                6.625%, 05/15/29............       1,224,054
    500,000   Turner Broadcasting, Inc.,
                8.375%, 07/01/13............         516,121
  1,270,000   Viacom, Inc.,
                6.40%, 01/30/06.............       1,340,627
                                              --------------
                                                  14,664,404
                                              --------------
              BUILDING & CONSTRUCTION -- 0.21%
  1,800,000   Ryland Group,
                8.00%, 08/15/06.............       1,813,500
                                              --------------
              CHEMICALS -- 0.22%
  1,300,000   Dow Chemical Company,
                5.75%, 12/15/08.............       1,313,281
    600,000   Lyondell Chemical Company,
                Series A,
                9.625%, 05/01/07............         573,000
                                              --------------
                                                   1,886,281
                                              --------------

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              COMPUTER AND OFFICE EQUIPMENT -- 0.03%
$   260,000   Seagate Technology
                Holdings -- 144A,
                8.00%, 05/15/09.............  $      260,000
                                              --------------
              ELECTRONICS -- 0.03%
    250,000   L-3 Communications
                Corp. -- 144A,
                7.625%, 06/15/12............         250,625
                                              --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.23%
    740,000   Allied Waste North America,
                Series B,
                8.50%, 12/01/08.............         714,100
  1,235,000   Allied Waste North America,
                Series B,
                10.00%, 08/01/09............       1,213,486
                                              --------------
                                                   1,927,586
                                              --------------
              FINANCIAL SERVICES -- 5.82%
    750,000   Bear Stearns Companies, Inc.,
                6.50%, 05/01/06.............         791,388
  2,825,000   Citigroup, Inc.,
                6.75%, 12/01/05.............       3,036,903
  1,710,000   Citigroup, Inc.,
                5.75%, 05/10/06.............       1,778,983
  2,755,000   Citigroup, Inc.,
                7.25%, 10/01/10.............       2,998,795
    290,000   Credit Suisse First Boston,
                Inc.,
                5.75%, 04/15/07(a)..........         296,683
  1,200,000   Ford Motor Credit Company,
                7.50%, 03/15/05.............       1,254,966
  6,900,000   Ford Motor Credit Company,
                6.875%, 02/01/06............       7,059,155
  1,620,000   Ford Motor Credit Company,
                7.375%, 10/28/09............       1,677,029
    725,000   General Electric Capital
                Corp., Series MTNA,
                6.80%, 11/01/05.............         782,210
  3,275,000   General Electric Capital
                Corp., Series MTNA,
                5.35%, 03/30/06.............       3,362,013
  2,000,000   General Electric Capital
                Corp., Series MTNA,
                5.00%, 06/15/07.............       2,015,188
    915,000   General Electric Capital
                Corp., Series MTNA,
                6.125%, 02/22/11............         932,503
  3,300,000   General Electric Capital
                Corp., Series MTNA,
                6.00%, 06/15/12.............       3,284,348

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$   945,000   General Electric Capital
                Corp., Series MTNA,
                6.75%, 03/15/32.............  $      928,248
    805,000   General Motors Acceptance
                Corp.,
                6.75%, 01/15/06.............         835,759
    510,000   General Motors Acceptance
                Corp.,
                7.75%, 01/19/10(a)..........         539,629
  3,845,000   General Motors Acceptance
                Corp.,
                7.25%, 03/02/11.............       3,925,703
  4,100,000   General Motors Acceptance
                Corp.,
                6.875%, 09/15/11............       4,070,550
  1,820,000   Lehman Brothers Holdings,
                6.25%, 05/15/06.............       1,894,986
  1,270,000   Morgan Stanley,
                5.80%, 04/01/07.............       1,302,470
    445,000   Morgan Stanley,
                7.25%, 04/01/32.............         453,554
  1,230,000   Qwest Capital Funding Corp.,
                5.875%, 08/03/04............         799,500
    980,000   Qwest Capital Funding Corp.,
                7.75%, 08/15/06.............         597,800
  1,400,000   Qwest Capital Funding Corp.,
                7.00%, 08/03/09.............         777,000
    900,000   Verizon Global Funding Corp.,
                6.125%, 06/15/07............         895,613
  3,250,000   Verizon Global Funding Corp.,
                7.75%, 06/15/32.............       3,125,889
                                              --------------
                                                  49,416,865
                                              --------------
              FOOD AND BEVERAGE -- 1.46%
  1,515,000   Delhaize America, Inc.,
                8.125%, 04/15/11............       1,596,742
  1,200,000   General Mills, Inc.,
                5.125%, 02/15/07............       1,199,204
  1,280,000   General Mills, Inc.,
                6.00%, 02/15/12.............       1,267,949
  3,170,000   Kellogg Company, Series B,
                6.60%, 04/01/11.............       3,323,935
  1,965,000   Kraft Foods, Inc.,
                5.25%, 06/01/07.............       1,992,834
  2,005,000   Kraft Foods, Inc.,
                5.625%, 11/01/11............       1,986,919
    895,000   Kroger Company,
                7.80%, 08/15/07.............         988,409
                                              --------------
                                                  12,355,992
                                              --------------

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INSURANCE -- 0.69%
$ 1,850,000   Allstate Corp.,
                7.20%, 12/01/09.............  $    2,034,835
  1,460,000   Marsh & McLennan Companies,
                Inc. -- 144A,
                6.25%, 03/15/12.............       1,514,655
  1,600,000   MetLife, Inc.,
                6.125%, 12/01/11............       1,632,557
    605,000   Prudential Financial,
                8.30%, 07/01/25.............         664,023
                                              --------------
                                                   5,846,070
                                              --------------
              LEISURE AND RECREATION -- 0.01%
    100,000   Argosy Gaming Company,
                10.75%, 06/01/09............         107,500
                                              --------------
              MANUFACTURING -- 0.86%
  1,185,000   Dresser, Inc.,
                9.375%, 04/15/11(a).........       1,199,813
    210,000   Grey Wolf, Inc.,
                8.875%, 07/01/07............         215,250
  1,585,000   Honeywell International,
                7.50%, 03/01/10.............       1,762,455
    340,000   Tyco International Group SA,
                6.375%, 06/15/05(a).........         278,582
    526,000   Tyco International Group SA,
                6.375%, 02/15/06(a).........         425,876
  2,240,000   Tyco International Group SA,
                6.125%, 01/15/09............       1,723,344
  1,600,000   Tyco International Group SA,
                6.75%, 02/15/11.............       1,242,512
    620,000   Tyco International Group SA,
                6.375%, 10/15/11(a).........         474,616
                                              --------------
                                                   7,322,448
                                              --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.20%
  1,000,000   HealthSouth Corp.,
                10.75%, 10/01/08............       1,105,000
    190,000   HealthSouth Corp. -- 144A,
                7.625%, 06/01/12............         188,218
    425,000   Wellpoint Health Networks,
                Inc.,
                6.375%, 06/15/06............         447,462
                                              --------------
                                                   1,740,680
                                              --------------
              METALS AND MINING -- 0.08%
    680,000   AK Steel Corp. -- 144A,
                7.75%, 06/15/12(a)..........         673,200
                                              --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS -- 2.01%
$ 2,600,000   Amerada Hess Corp.,
                7.875%, 10/01/29............  $    2,840,942
  1,000,000   Amerada Hess Corp.,
                7.30%, 08/15/31.............       1,014,453
  1,710,000   Anadarko Petroleum Corp.,
                5.375%, 03/01/07............       1,733,391
  1,440,000   Coastal Corp.,
                7.75%, 06/15/10.............       1,425,247
  5,530,000   Conoco Funding Company,
                6.35%, 10/15/11.............       5,733,305
    800,000   Devon Energy Corp.,
                7.95%, 04/15/32.............         860,550
  1,475,000   Occidental Petroleum Corp.,
                6.75%, 01/15/12.............       1,550,489
  1,800,000   Pogo Producing Corp., Series
                B,
                10.375%, 02/15/09...........       1,935,000
                                              --------------
                                                  17,093,377
                                              --------------
              OIL AND GAS: PIPELINES -- 0.29%
    455,000   El Paso Corp. -- 144A,
                7.875%, 06/15/12(a).........         458,082
    830,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32(a)..........         769,692
    520,000   El Paso Natural Gas,
                7.50%, 11/15/26.............         485,929
    450,000   El Paso Natural Gas -- 144A,
                8.375%, 06/15/32............         462,795
    290,000   Tennessee Gas Pipeline,
                8.375%, 06/15/32............         299,902
                                              --------------
                                                   2,476,400
                                              --------------
              PAPER AND FOREST PRODUCTS -- 0.44%
    800,000   Norske Skog Canada -- 144A,
                8.625%, 06/15/11............         820,000
    550,000   Tembec Industries, Inc.,
                8.625%, 06/30/09............         566,500
  1,700,000   Weyerhaeuser Company,
                6.00%, 08/01/06.............       1,742,867
    580,000   Weyerhaeuser Company -- 144A,
                7.375%, 03/15/32............         588,697
                                              --------------
                                                   3,718,064
                                              --------------
              PHARMACEUTICALS -- 0.11%
    905,000   Bristol-Myers Squibb Company,
                5.75%, 10/01/11.............         900,426
                                              --------------
              PRIVATE ASSET BACKED: BANKS -- 0.29%
  2,433,176   Washington Mutual, Inc.,
                Series 00-A1, Class A1,
                Floating Rate,
                2.13% (+), 06/25/24.........       2,440,283
                                              --------------

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: CREDIT CARDS -- 2.28%
$ 7,350,000   Citibank Credit Card Issuance
                Trust, Series 2002-A2, Class
                A2,
                1.93%, 02/15/07.............  $    7,348,442
  6,000,000   Citibank Credit Card Issuance
                Trust, Series 2002-A3, Class
                A3,
                4.40%, 05/15/07.............       6,090,942
  5,900,000   First USA Credit Card Master
                Trust, Series 1996-6, Class
                A, Floating Rate,
                1.98% (+), 07/10/06.........       5,900,808
                                              --------------
                                                  19,340,192
                                              --------------
              PRIVATE ASSET BACKED: FINANCE -- 2.18%
  4,687,097   Fannie Mae, Series 00-40,
                Class F, Floating Rate,
                2.34% (+), 12/25/22.........       4,688,100
  8,007,186   First Union National Bank --
                Bank of America, Series
                01-C1, Class A1,
                5.71%, 03/15/33.............       8,232,548
  5,598,783   Medallion Trust, Series 00-1G,
                Class A1, Floating Rate,
                2.09% (+), 07/12/31.........       5,593,520
                                              --------------
                                                  18,514,168
                                              --------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 3.96%
  2,024,636   Bear Stearns Commercial
                Mortgage Securities, Series
                01, Class A1,
                6.08%, 02/15/35.............       2,114,779
  7,944,550   GMAC Commercial Mortgage
                Securities, Inc., Series
                01-C1, Class A1,
                5.99%, 04/15/34.............       8,262,332
 15,699,671   LB-UBS Commercial Mortgage
                Trust, Series 01-C2, Class
                A1,
                6.27%, 06/15/20.............      16,467,401
  6,553,928   PNC Mortgage Acceptance Corp.,
                Series 01-C1, Class A1,
                5.91%, 03/12/34.............       6,797,472
                                              --------------
                                                  33,641,984
                                              --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 3.19%
$ 6,575,000   Bank One Issuance Trust,
                Series 2002-A2, Class A2,
                4.16%, 01/15/08.............  $    6,634,570
  8,000,000   Daimler Chrysler Auto Trust,
                Series 2001-C, Class A4,
                4.63%, 12/06/06.............       8,204,688
  4,163,909   Provident Bank Equipment Lease
                Trust, Series 00-1A, Class
                C, Floating Rate,
                2.69%(c), 11/25/11..........       4,178,354
  8,108,376   Sallie Mae Student Loan Trust,
                Series 2002-1, Class A1,
                Floating Rate,
                1.97%(c), 10/25/10..........       8,105,944
                                              --------------
                                                  27,123,556
                                              --------------
              PRIVATE ASSET BACKED: UTILITIES -- 1.07%
  8,000,000   Peco Energy Transition Trust,
                Series 00-A, Class A4,
                7.65%, 03/01/10.............       9,090,288
                                              --------------
              REAL ESTATE -- 0.29%
  2,425,000   EOP Operating LP,
                7.875%, 07/15/31............       2,491,021
                                              --------------
              RETAIL -- 0.13%
  1,185,000   Sears Roebuck Acceptance
                Corp.,
                7.00%, 06/01/32.............       1,135,162
                                              --------------
              RETAIL: RESTAURANT -- 0.18%
  1,415,000   Tricon Global Restaurants,
                Inc.,
                8.875%, 04/15/11............       1,499,900
                                              --------------
              SPECIAL PURPOSE ENTITY -- 0.44%
  3,664,000   Trains -- 144A,
                5.89%, 01/25/07.............       3,717,861
                                              --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.85%
  2,060,000   AT & T Corp. -- 144A,
                7.30%, 11/15/11.............       1,709,800
  2,325,000   AT & T Corp. -- 144A,
                8.00%, 11/15/31(a)..........       1,825,125
  1,015,000   Citizens Communications
                Company,
                7.625%, 08/15/08............         927,492
    270,000   Citizens Communications
                Company,
                9.00%, 08/15/31.............         225,624
    425,000   Deutsche Telekom,
                8.00%, 06/15/10.............         423,156
  3,840,000   Dominion Resources, Inc.,
                Series B,
                7.625%, 07/15/05............       4,163,485

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$ 1,800,000   Echostar Broadband Corp.,
                10.375%, 10/01/07...........  $    1,719,000
    220,000   Nextel Communications, Inc.,
                9.50%, 02/01/11.............         108,350
    940,000   Panamsat Corp. -- 144A,
                8.50%, 02/01/12.............         864,800
    150,000   Triton PCS, Inc.,
                9.375%, 02/01/11............          96,000
  2,580,000   Vodafone Group PLC,
                7.75%, 02/15/10.............       2,743,224
  2,290,000   WorldCom, Inc.,
                6.40%, 08/15/05**...........         343,500
  1,620,000   WorldCom, Inc.,
                8.00%, 05/15/06**(a)........         243,000
    140,000   WorldCom, Inc.,
                7.50%, 05/15/11**...........          21,000
  1,960,000   WorldCom, Inc.,
                8.25%, 05/15/31**...........         294,000
                                              --------------
                                                  15,707,556
                                              --------------
              TRANSPORTATION -- 0.30%
  1,640,000   Canadian National Railway
                Company,
                6.90%, 07/15/28.............       1,676,009
    825,000   Norfolk Southern Corp.,
                7.05%, 05/01/37.............         869,072
                                              --------------
                                                   2,545,081
                                              --------------
              UTILITIES: ELECTRIC -- 1.89%
  1,410,000   AES Corp.,
                8.75%, 12/15/02(a)(g).......       1,311,300
  1,800,000   Calpine Corp.,
                7.875%, 04/01/08............       1,188,000
    900,000   CMS Energy Corp.,
                9.875%, 10/15/07............         675,000
  2,400,000   DTE Energy Corp.,
                6.45%, 06/01/06.............       2,500,498
  3,840,000   Exelon Generation Corp.
                LLC -- 144A,
                6.95%, 06/15/11(a)..........       3,975,424
  1,635,000   First Energy Corp., Series C,
                7.375%, 11/15/31............       1,551,514
    600,000   Oncor Electric Corp. -- 144A,
                6.375%, 05/01/12............         616,470
  1,005,000   Progress Energy, Inc.,
                7.10%, 03/01/11.............       1,061,697

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
$ 1,480,000   Progress Energy, Inc.,
                6.85%, 04/15/12.............  $    1,541,328
  1,535,000   Progress Energy, Inc.,
                7.75%, 03/01/31.............       1,646,383
                                              --------------
                                                  16,067,614
                                              --------------
              TOTAL CORPORATE BONDS AND
                NOTES (Cost $316,952,536)...     310,760,520
                                              --------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 6.29%
 15,000,000   Bundes Republic of
                Deutscheland Obligation,
                Series 139,
                4.00%, 02/16/07.............      14,504,745
  6,618,829   Federative Republic of Brazil,
                8.00%, 04/15/14.............       4,128,495
  1,715,000   Federative Republic of Brazil,
                11.50%, 03/12/08............       1,166,200
    700,000   Federative Republic of Brazil,
                12.75%, 01/15/20............         434,000
 17,120,000   Government of Canada,
                6.00%, 06/01/11(d)..........      11,707,923
 41,220,000   Government of Sweden, Series
                1044,
                3.50%, 04/20/06(e)..........       4,241,785
  7,600,000   New Zealand Government Bond,
                Series 1111,
                6.00%, 11/15/11(f)..........       3,519,408
  2,394,591   Republic of Colombia,
                9.75%, 04/09/11.............       2,454,455
  1,910,000   Republic of Panama,
                8.25%, 04/22/08.............       1,833,600
  2,150,000   Republic of Panama,
                9.625%, 02/08/11............       2,085,500
  1,470,000   Republic of Poland, Series
                PDIB,
                6.00%, 10/27/14.............       1,477,350
  4,880,000   United Mexican States,
                8.125%, 12/30/19............       4,753,120
  1,115,000   United Mexican States, Series
                MTN,
                8.30%, 08/15/31.............       1,084,338
                                              --------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS (Cost
                $52,191,944)................      53,390,919
                                              --------------
              COMMERCIAL PAPER -- 0.48%
  4,106,386   Morgan Stanley,
                2.08%, 11/08/02(b) (Cost
                $4,106,386).................       4,106,386
                                              --------------

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              TIME DEPOSITS -- 11.17%
$10,472,860   American Express Centurion
                Bank,
                1.79%, 07/08/02(b)..........  $   10,472,860
  4,109,091   American Express Centurion
                Bank,
                1.79%, 07/22/02(b)..........       4,109,091
  2,054,546   Bank of Montreal,
                1.77%, 07/08/02(b)..........       2,054,546
  8,218,183   Bank of Nova Scotia,
                1.80%, 07/15/02(b)..........       8,218,183
  1,027,272   Bayerische HypoVereinsbank,
                1.93%, 07/03/02(b)..........       1,027,272
  9,592,491   Bayerische HypoVereinsbank,
                1.80%, 08/08/02(b)..........       9,592,491
  3,081,818   Bayerische HypoVereinsbank,
                1.80%, 09/19/02(b)..........       3,081,818
  3,081,818   Credit Agricole,
                1.94%, 07/01/02(b)..........       3,081,818
 25,681,821   Den Danske Bank,
                1.78%, 07/30/02(b)..........      25,681,821
  2,054,546   Harris Trust and Savings Bank,
                1.80%, 09/18/02(b)..........       2,054,546
 13,149,093   Royal Bank of Canada,
                1.94%, 07/01/02(b)..........      13,149,093
 12,327,274   Toronto Dominion,
                1.83%, 08/29/02(b)..........      12,327,274
                                              --------------
              TOTAL TIME DEPOSITS (Cost
                $94,850,813)................      94,850,813
                                              --------------
              SHORT TERM CORPORATE NOTES -- 8.91%
  3,447,190   American Honda Finance,
                Floating Rate,
                1.82%(+), 04/08/03(b).......       3,447,190
  2,203,192   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.79%(+), 11/04/02(b).......       2,203,192
  5,085,783   Fleet National Bank, Floating
                Rate,
                2.00%(+), 07/03/02(b).......       5,085,783
  7,561,999   Goldman Sachs, Floating Rate,
                1.98%(+), 07/08/02(b).......       7,561,999
  4,006,036   Goldman Sachs, Floating Rate,
                2.12%(+), 08/05/02(b).......       4,006,036
  4,106,386   Merrill Lynch & Company,
                Floating Rate,
                1.91%(+), 11/26/02(b).......       4,106,386
 13,345,754   Merrill Lynch & Company,
                Floating Rate,
                1.92%(+), 04/16/03(b).......      13,345,754

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$15,398,947   Morgan Stanley, Floating Rate,
                2.05%(+), 07/02/02(b).......  $   15,398,947
 20,531,930   Morgan Stanley, Floating Rate,
                2.05%(+), 03/25/03(b).......      20,531,930
                                              --------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $75,687,217)....      75,687,217
                                              --------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANY -- 0.79%
  6,672,877   Merrimac Cash Fund -- Premium
                Class (b) (Cost
                $6,672,877).................       6,672,877
                                              --------------
              TOTAL SECURITIES (Cost
                $1,124,469,709).............   1,126,734,645
                                              --------------
 PRINCIPAL
 ---------
              REPURCHASE AGREEMENT -- 0.68%
$ 5,739,952   With Investors Bank & Trust,
                dated 06/28/02,
                1.01%, due 07/01/02,
                repurchase proceeds at
                maturity $5,740,435
                (Collateralized by US
                Treasury Strip, zero coupon,
                due 05/15/08, with a value
                of $5,855,354) (Cost
                $5,739,952).................       5,739,952
                                              --------------
              SECURITIES SOLD SHORT -- (11.28)%
 41,000,000   Fannie Mae TBA,
                6.00%, 07/01/17 (Proceeds
                $41,893,666)................     (41,781,542)
  4,000,000   Fannie Mae TBA,
                6.00%, 07/01/32 (Proceeds
                $3,996,833).................      (3,987,500)
  7,000,000   Fannie Mae TBA,
                6.50%, 07/01/32 (Proceeds
                $7,139,648).................      (7,137,816)
 34,000,000   Fannie Mae TBA,
                6.50%, 07/01/32 (Proceeds
                $34,686,257)................     (34,648,108)
  8,000,000   Fannie Mae TBA,
                7.00%, 07/01/32 (Proceeds
                $8,285,528).................      (8,282,496)
                                              --------------
              TOTAL SECURITIES SOLD SHORT...     (95,837,462)
                                              --------------
 CONTRACTS                                        VALUE
 ---------                                    --------------
              CALL OPTIONS WRITTEN -- (0.02)%
              US TREASURY NOTE (10 YEAR) SEPTEMBER FUTURE
         75   Expiring August 2002 @107.....  $     (105,469)
         25   Expiring August 2002 @108.....         (23,437)
                                              --------------
              TOTAL CALL OPTIONS WRITTEN
                (Premium $150,797)..........        (128,906)
                                              --------------
              Total Investments -- 122.02%
                (Cost $1,034,056,932).......   1,036,508,229
              Liabilities less other
                assets -- (22.02)%..........    (187,038,759)
                                              --------------
              NET ASSETS -- 100.00%.........  $  849,469,470
                                              ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $1,034,056,932.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 14,844,390
    Gross unrealized depreciation..........   (12,393,093)
                                             ------------
    Net unrealized appreciation............  $  2,451,297
                                             ============

---------------

*    Securities held as collateral by custodian for security sold short.

**   Bond is in default.

(a)  All or part of this security is on loan.

(b)  Collateral for securities on loan.

(c)  Quarterly reset provision. The rate shown was in effect at June 30, 2002.

(d) Principal amount shown for this debt security is denominated in Canadian dollars.

(e)  Principal amount shown for this debt security is denominated in Swedish
     Krona.

(f) Principal amount shown for this debt security is denominated in New Zealand dollars.

(g)  Security is fully segregated as collateral for written option.

(+) Variable Rate Security. Interest rate based on the Federal Funds Rate. The rate shown was in effect at June 30, 2002.

TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK -- 57.28%
             ADVERTISING -- 0.02%
     2,000   Omnicom Group, Inc. ............  $     91,600
                                               ------------
             AEROSPACE -- 0.48%
     2,150   General Dynamics Corp. .........       228,652
     2,800   Goodrich Corp. .................        76,496
     4,900   Lockheed Martin Corp. ..........       340,550
     1,200   Northrop Grumman Corp. .........       150,000
     4,200   Raytheon Company................       171,150
     4,750   Rockwell Collins, Inc. .........       130,245
    12,350   United Technologies Corp. ......       838,565
                                               ------------
                                                  1,935,658
                                               ------------
             AGRICULTURAL EQUIPMENT -- 0.08%
     6,700   Deere & Company.................       320,930
                                               ------------
             AIRLINES -- 0.03%
     8,250   Southwest Airlines Company,
               Inc. .........................       133,320
                                               ------------
             APPAREL: MANUFACTURING -- 0.24%
     5,450   Jones Apparel Group, Inc.(c)....       204,375
     3,100   Liz Claiborne, Inc. ............        98,580
     7,350   Nike, Inc. -- Class B(a)........       394,328
     2,200   Reebok International, Ltd.(c)...        64,900
     5,700   V.F. Corp. .....................       223,497
                                               ------------
                                                    985,680
                                               ------------
             APPAREL: RETAIL -- 0.21%
    23,650   Limited Brands..................       503,745
    23,700   The Gap, Inc.(a)................       336,540
                                               ------------
                                                    840,285
                                               ------------
             AUTOMOTIVE EQUIPMENT -- 0.35%
     4,700   AutoZone, Inc.(c)...............       363,310
     7,800   Dana Corp. .....................       144,534
    14,250   Delphi Automotive Systems
               Corp. ........................       188,100
     4,800   Genuine Parts Company...........       167,376
     3,200   Johnson Controls, Inc. .........       261,152
     4,500   TRW, Inc. ......................       256,410
     3,596   Visteon Corp. ..................        51,063
                                               ------------
                                                  1,431,945
                                               ------------
             BANKS -- 5.15%
     9,000   AmSouth Bancorp.................       201,420
    56,350   Bank of America Corp. ..........     3,964,786
    42,700   Bank One Corp. .................     1,643,096
    12,850   BB&T Corp. .....................       496,010
     6,427   Charter One Financial, Inc. ....       220,960

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             BANKS (CONTINUED)
     4,850   Comerica, Inc. .................  $    297,790
     6,200   Fifth Third Bancorp.............       413,230
     4,500   First Tennessee National
               Corp. ........................       172,350
    28,450   FleetBoston Financial Corp. ....       920,357
     7,250   Golden West Financial Corp. ....       498,655
     9,950   Huntington Bancshares, Inc. ....       193,229
    53,100   J.P. Morgan Chase & Company.....     1,801,152
    11,650   KeyCorp. .......................       318,045
     5,600   Marshall & Ilsley Corp. ........       173,208
    11,550   Mellon Financial Corp. .........       363,017
    22,000   National City Corp. ............       731,500
     2,400   Northern Trust Corp. ...........       105,744
     7,400   PNC Financial Services Group....       386,872
     6,000   Regions Financial Corp. ........       210,900
     9,900   SouthTrust Corp. ...............       258,588
     8,900   State Street Corp. .............       397,830
     7,800   SunTrust Banks, Inc. ...........       528,216
     7,350   Union Planters Corp. ...........       237,920
    53,082   U.S. Bancorp....................     1,239,465
    49,750   Wachovia Corp. .................     1,899,455
    25,650   Washington Mutual, Inc. ........       951,872
    44,900   Wells Fargo & Company...........     2,247,694
     2,600   Zions Bancorporation............       135,460
                                               ------------
                                                 21,008,821
                                               ------------
             BROADCAST SERVICES/MEDIA -- 1.04%
    15,400   Clear Channel
               Communications(c).............       493,108
    24,450   Comcast Corp. -- Class
               A(a)(c).......................       582,888
     7,200   Gannett Company, Inc. ..........       546,480
     5,200   McGraw-Hill Companies, Inc. ....       310,440
     1,400   Meredith Corp. .................        53,690
     6,200   Univision Communications(c).....       194,680
    46,050   Viacom, Inc. -- Class B(c)......     2,043,239
                                               ------------
                                                  4,224,525
                                               ------------
             BUSINESS SERVICES -- 0.41%
     4,700   Convergys Corp.(a)(c)...........        91,556
     3,700   Ecolab, Inc. ...................       171,051
    21,100   First Data Corp. ...............       784,920
     5,100   Fiserv, Inc.(c).................       187,221
     9,700   Paychex, Inc. ..................       303,513
     5,050   Robert Half International,
               Inc.(c).......................       117,665
                                               ------------
                                                  1,655,926
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             CHEMICALS -- 0.99%
     6,250   Air Products and Chemicals,
               Inc. .........................  $    315,437
     2,100   Ashland, Inc. ..................        85,050
    24,500   Dow Chemical Company............       842,310
     2,100   Eastman Chemical Company........        98,490
    35,850   E. I. du Pont de Nemours and
               Company.......................     1,591,740
     3,900   Engelhard Corp. ................       110,448
       400   Great Lakes Chemical Corp.(a)...        10,596
     2,200   Hercules, Inc.(c)...............        25,520
     2,500   International Flavors &
               Fragrances, Inc. .............        81,225
     4,850   PPG Industries, Inc. ...........       300,215
     5,900   Praxair, Inc. ..................       336,123
     5,950   Rohm and Haas Company...........       240,916
                                               ------------
                                                  4,038,070
                                               ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.17%
     9,000   Apple Computer, Inc.(c).........       159,480
     2,800   Avery Dennison Corp. ...........       175,700
   112,450   Dell Computer Corp.(c)..........     2,939,443
    77,687   Hewlett-Packard Company.........     1,187,057
    43,650   International Business Machines
               Corp. ........................     3,142,800
     3,500   Lexmark International Group,
               Inc.(c).......................       190,400
    11,300   Network Appliance, Inc.(c)......       140,572
     8,900   Pitney Bowes, Inc. .............       353,508
    85,250   Sun Microsystems, Inc.(c).......       427,103
    17,800   Xerox Corp.(a)(c)...............       124,066
                                               ------------
                                                  8,840,129
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 4.44%
     6,400   Adobe Systems, Inc. ............       182,400
     3,200   Autodesk, Inc.(a)...............        42,400
    22,500   Automatic Data Processing,
               Inc. .........................       979,875
     5,850   BMC Software, Inc.(c)...........        97,110
   186,900   Cisco Systems, Inc.(c)..........     2,607,255
     4,650   Citrix Systems, Inc.(a)(c)......        28,086
    15,800   Computer Associates
               International, Inc. ..........       251,062
     7,850   Computer Sciences Corp.(a)(c)...       375,230
     8,850   Compuware Corp.(a)(c)...........        53,719
    12,300   Electronic Data Systems
               Corp.(a)......................       456,945
    58,800   EMC Corp.(c)....................       443,940
     5,300   Intuit, Inc.(c).................       263,516

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     2,200   Mercury Interactive
               Corp.(a)(c)...................  $     50,512
   186,750   Microsoft Corp.(c)..............    10,215,225
     3,450   NVIDIA Corp.(a)(c)..............        59,271
   139,400   Oracle Corp.(c).................     1,320,118
    14,450   PeopleSoft, Inc.(c).............       215,016
     5,000   Rational Software Corp.(c)......        41,050
    12,300   Siebel Systems, Inc.(c).........       174,906
     3,500   Unisys Corp.(c).................        31,500
    10,900   VERITAS Software Corp.(c).......       215,711
                                               ------------
                                                 18,104,847
                                               ------------
             CONSTRUCTION SERVICES AND SUPPLIES -- 0.23%
     2,100   American Standard Companies,
               Inc.(c).......................       157,710
     1,800   Centex Corp. ...................       104,022
     1,400   KB HOME.........................        72,114
    22,700   Masco Corp. ....................       615,397
                                               ------------
                                                    949,243
                                               ------------
             CONSUMER GOODS AND SERVICES -- 4.86%
     1,600   Alberto-Culver Company -- Class
               B(a)..........................        76,480
     1,900   American Greetings
               Corp. -- Class A(a)(c)........        31,654
     6,300   Avon Products, Inc. ............       329,112
     2,050   Brunswick Corp. ................        57,400
     4,750   Cintas Corp. ...................       234,792
     8,550   Clorox Company..................       353,542
    15,300   Colgate-Palmolive Company.......       765,765
     8,100   Eastman Kodak Company(a)........       236,277
     8,100   FedEx Corp. ....................       432,540
     6,200   Fortune Brands, Inc. ...........       347,200
   264,250   General Electric Company........     7,676,462
    28,350   Gillette Company................       960,214
    14,400   Kimberly-Clark Corp. ...........       892,800
     7,800   Leggett & Platt, Inc. ..........       182,520
     2,850   Maytag Corp. ...................       121,553
     7,300   Newell Rubbermaid, Inc. ........       255,938
     7,800   Pactiv Corp.(c).................       185,640
    58,400   Procter & Gamble Company........     5,215,120
     5,100   Sabre Holdings Corp.(c).........       182,580
     4,150   Sherwin-Williams Company........       124,210

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             CONSUMER GOODS AND SERVICES (CONTINUED)
    15,900   Unilever N.V.(ADR)..............  $  1,030,320
     1,800   Whirlpool Corp. ................       117,648
                                               ------------
                                                 19,809,767
                                               ------------
             DISTRIBUTOR -- 0.04%
     3,450   W.W. Grainger, Inc. ............       172,845
                                               ------------
             EDUCATION -- 0.04%
     4,300   Apollo Group, Inc. -- Class
               A(c)..........................       169,463
                                               ------------
             ELECTRONICS -- 0.39%
    12,200   Agilent Technologies, Inc.(c)...       288,530
    10,800   Emerson Electric Company........       577,908
     8,650   Jabil Circuit, Inc.(c)..........       182,601
     5,050   Molex, Inc.(a)..................       169,327
    14,400   Sanmina-SCI Corp.(c)............        90,864
    37,250   Solectron Corp.(a)(c)...........       229,088
     2,400   Tektronix, Inc.(c)..............        44,904
       500   Thomas & Betts Corp.(c).........         9,300
                                               ------------
                                                  1,592,522
                                               ------------
             ENGINEERING -- 0.03%
     3,600   Fluor Corp. ....................       140,220
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 0.13%
    10,800   Allied Waste Industries,
               Inc.(c).......................       103,680
    17,000   Waste Management, Inc. .........       442,850
                                               ------------
                                                    546,530
                                               ------------
             FINANCIAL SERVICES -- 4.25%
    35,050   American Express Company........     1,273,016
     4,800   Bear Stearns Companies,
               Inc.(a).......................       293,760
     6,100   Capital One Financial Corp. ....       372,405
   136,099   Citigroup, Inc. ................     5,273,836
    13,500   Concord EFS, Inc.(c)............       406,890
     5,450   Countrywide Credit Industries,
               Inc. .........................       262,962
     3,050   Deluxe Corp. ...................       118,614
     5,400   Equifax, Inc. ..................       145,800
    35,800   Fannie Mae......................     2,640,250
    18,550   Freddie Mac.....................     1,135,260
     5,150   H & R Block, Inc. ..............       237,672
    16,600   Household International,
               Inc. .........................       825,020
     6,500   Lehman Brothers Holdings,
               Inc. .........................       406,380
    30,900   MBNA Corp. .....................     1,021,863
    22,250   Merrill Lynch & Company,
               Inc. .........................       901,125
     4,400   Moody's Corp. ..................       218,900

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
    29,050   Morgan Stanley..................  $  1,251,474
     4,150   SLM Corp. ......................       402,135
     2,350   Stilwell Financial, Inc. .......        42,770
     3,000   T. Rowe Price Group, Inc. ......        98,640
                                               ------------
                                                 17,328,772
                                               ------------
             FOOD AND BEVERAGE -- 3.48%
     1,500   Adolph Coors Company -- Class
               B.............................        93,450
    11,550   Albertson's, Inc.(a)............       351,813
    24,200   Anheuser-Busch Companies,
               Inc. .........................     1,210,000
    24,850   Archer-Daniels-Midland
               Company.......................       317,831
     2,000   Brown-Forman Corp. -- Class B...       138,000
    10,750   Campbell Soup Company...........       297,345
    65,050   Coca-Cola Company...............     3,642,800
    12,000   Coca-Cola Enterprises, Inc. ....       264,960
    19,750   ConAgra Foods, Inc. ............       546,087
    10,000   General Mills, Inc. ............       440,800
     3,800   Hershey Foods Corp. ............       237,500
     3,750   H.J. Heinz Company..............       154,125
    10,550   Kellogg Company.................       378,323
     7,100   Pepsi Bottling Group, Inc. .....       218,680
    45,800   PepsiCo, Inc. ..................     2,207,560
    57,350   Philip Morris Companies,
               Inc. .........................     2,505,048
    22,250   Sara Lee Corp. .................       459,240
    16,900   SYSCO Corp. ....................       460,018
     4,450   UST, Inc. ......................       151,300
     2,400   Wm. Wrigley Jr. Company.........       132,840
                                               ------------
                                                 14,207,720
                                               ------------
             INSURANCE -- 2.21%
     6,850   ACE, Ltd. ......................       216,460
     4,000   Aetna, Inc. ....................       191,880
    13,500   AFLAC, Inc. ....................       432,000
    19,650   Allstate Corp. .................       726,657
     3,100   Ambac Financial Group, Inc. ....       208,320
    27,953   American International Group,
               Inc. .........................     1,907,233
     7,500   Aon Corp. ......................       221,100
     4,750   Chubb Corp. ....................       336,300
     5,050   CIGNA Corp. ....................       491,971
     4,500   Cincinnati Financial Corp. .....       209,385
     2,600   Hartford Financial Services
               Group, Inc. ..................       154,622
     4,050   Jefferson-Pilot Corp. ..........       190,350

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             INSURANCE (CONTINUED)
     7,950   John Hancock Financial Services,
               Inc. .........................  $    279,840
     2,000   Lincoln National Corp. .........        84,000
     2,100   Loews Corp. ....................       111,279
     7,500   Marsh & McLennan Companies,
               Inc. .........................       724,500
     4,300   MBIA, Inc. .....................       243,079
    25,400   MetLife, Inc. ..................       731,520
     2,950   MGIC Investment Corp. ..........       200,010
     9,750   Progressive Corp. ..............       564,038
     3,100   SAFECO Corp. ...................        95,759
     2,200   St. Paul Companies, Inc. .......        85,624
     3,600   Torchmark Corp. ................       137,520
     6,900   UnumProvident Corp. ............       175,605
     3,600   XL Capital, Ltd. -- Class
               A(a)..........................       304,920
                                               ------------
                                                  9,023,972
                                               ------------
             INTERNET SERVICES -- 0.06%
    15,200   Yahoo!, Inc.(c).................       224,352
                                               ------------
             LEISURE AND RECREATION -- 0.25%
    15,700   Carnival Corp. .................       434,733
     2,800   Harrah's Entertainment,
               Inc.(c).......................       124,180
    10,100   Hilton Hotels Corp. ............       140,390
     2,300   International Game
               Technology(c).................       130,410
     2,500   Marriott International, Inc. --
               Class A.......................        95,125
     2,200   Starwood Hotels & Resorts
               Worldwide, Inc. ..............        72,358
                                               ------------
                                                    997,196
                                               ------------
             MACHINERY AND OTHER PRODUCTS -- 0.11%
     7,500   Dover Corp. ....................       262,500
     1,750   Ingersoll-Rand Company -- Class
               A.............................        79,905
     4,500   Rockwell Automation, Inc. ......        89,910
                                               ------------
                                                    432,315
                                               ------------
             MANUFACTURING -- 1.04%
     1,300   Ball Corp. .....................        53,924
     2,200   Bemis Company, Inc. ............       104,500
     2,800   Cooper Industries, Inc. -- Class
               A.............................       110,040
     2,200   Crane Company...................        55,836
     4,100   Danaher Corp.(a)................       272,035
     3,050   Eaton Corp.(a)..................       221,887
     8,500   Honeywell International,
               Inc. .........................       299,455
     8,300   Illinois Tool Works, Inc. ......       566,890

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             MANUFACTURING (CONTINUED)
     3,200   ITT Industries, Inc. ...........  $    225,920
     3,000   Parker-Hannifin Corp. ..........       143,370
       950   Sealed Air Corp.(c).............        38,257
     3,650   Textron, Inc. ..................       171,185
    10,350   3M Company......................     1,273,050
    53,000   Tyco International, Ltd. .......       716,030
                                               ------------
                                                  4,252,379
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 0.70%
     2,800   Health Management Associates,
               Inc.(a)(c)....................        56,420
    11,200   HEALTHSOUTH Corp.(c)............       143,248
     8,300   Humana, Inc.(c).................       129,729
     3,700   Manor Care, Inc.(c).............        85,100
     8,800   McKesson Corp. .................       287,760
     9,400   Tenet Healthcare Corp.(c).......       672,570
    11,000   UnitedHealth Group, Inc. .......     1,007,050
     6,300   Wellpoint Health Networks,
               Inc.(c).......................       490,203
                                               ------------
                                                  2,872,080
                                               ------------
             MEDICAL EQUIPMENT AND SUPPLIES -- 1.95%
     6,400   Baxter International, Inc. .....       284,480
     7,000   Becton, Dickinson & Company.....       241,150
     2,900   Biomet, Inc. ...................        78,648
    12,500   Boston Scientific Corp.(a)(c)...       366,500
     2,800   C.R. Bard, Inc. ................       158,424
     5,300   Genzyme Corp.(c)................       101,972
    13,900   Guidant Corp.(c)................       420,197
    81,784   Johnson & Johnson...............     4,274,032
    31,850   Medtronic, Inc. ................     1,364,773
     3,800   St. Jude Medical, Inc.(c).......       280,630
     5,450   Stryker Corp.(c)................       291,630
     2,240   Zimmer Holdings, Inc.(c)........        79,878
                                               ------------
                                                  7,942,314
                                               ------------
             METALS AND MINING -- 0.41%
     8,800   Alcan, Inc. ....................       330,176
     9,100   Alcoa, Inc. ....................       301,665
    15,400   Barrick Gold Corp.(a)...........       292,446
     3,500   Freeport-McMoRan Copper & Gold,
               Inc. -- Class B(a) (c)........        62,475
     1,800   Inco, Ltd.(c)...................        40,752
    10,250   Newmont Mining Corp.(a).........       269,883
     2,250   Nucor Corp. ....................       146,340
     2,100   Phelps Dodge Corp. .............        86,520

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             METALS AND MINING (CONTINUED)
     8,200   Placer Dome, Inc. ..............  $     91,922
     1,700   U.S. Steel Corp. ...............        33,813
                                               ------------
                                                  1,655,992
                                               ------------
             MOTOR VEHICLES -- 0.56%
    47,500   Ford Motor Company..............       760,000
    15,550   General Motors Corp.(a).........       831,147
     8,400   Harley-Davidson, Inc.(a)........       430,668
     1,400   Navistar International
               Corp.(c)......................        44,800
     5,250   PACCAR, Inc. ...................       233,048
                                               ------------
                                                  2,299,663
                                               ------------
             OIL, COAL AND GAS -- 3.78%
     2,500   Amerada Hess Corp. .............       206,250
     8,000   Apache Corp. ...................       459,840
     4,600   Baker Hughes, Inc. .............       153,134
     4,100   BJ Services Company(c)..........       138,908
     2,150   Burlington Resources, Inc. .....        81,700
    35,904   ChevronTexaco Corp. ............     3,177,504
    22,000   Conoco, Inc. ...................       611,600
     5,300   Devon Energy Corp. .............       261,184
    91,750   Exxon Mobil Corp. ..............     3,754,410
    15,050   Halliburton Company.............       239,897
    11,850   Marathon Oil Corp. .............       321,372
     5,000   Nabors Industries, Ltd.(c)......       176,500
     1,550   Noble Corp.(c)..................        59,830
    13,100   Occidental Petroleum Corp. .....       392,869
    13,110   Phillips Petroleum Company......       771,917
    71,550   Royal Dutch Petroleum Company...     3,954,569
     2,400   Sunoco, Inc. ...................        85,512
     9,700   Transocean, Inc. ...............       302,155
     7,450   Unocal Corp. ...................       275,203
                                               ------------
                                                 15,424,354
                                               ------------
             OIL AND GAS: PIPELINES -- 0.08%
     9,550   Dynegy, Inc. -- Class A.........        68,760
     5,400   El Paso Corp. ..................       111,294
     1,400   Kinder Morgan, Inc.(a)..........        53,228
    13,000   Williams Companies, Inc. .......        77,870
                                               ------------
                                                    311,152
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.27%
     1,600   Boise Cascade Corp. ............        55,248
     9,150   Georgia-Pacific Corp. ..........       224,907
    13,000   International Paper Company.....       566,540

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             PAPER AND FOREST PRODUCTS (CONTINUED)
     2,900   Louisiana-Pacific Corp.(c)......  $     30,711
     1,500   Temple-Inland, Inc. ............        86,790
     2,400   Weyerhaeuser Company............       153,240
                                               ------------
                                                  1,117,436
                                               ------------
             PHARMACEUTICALS -- 3.69%
    16,600   Abbott Laboratories.............       624,990
     3,800   Allergan, Inc. .................       253,650
     2,800   AmerisourceBergen Corp.(a)......       212,800
    51,150   Bristol-Myers Squibb Company....     1,314,555
    29,550   Eli Lilly & Company.............     1,666,620
     5,200   Forest Laboratories, Inc.(c)....       368,160
     9,300   King Pharmaceuticals, Inc.(c)...       206,925
    60,200   Merck & Company, Inc. ..........     3,048,528
   166,000   Pfizer, Inc. ...................     5,810,000
    13,750   Pharmacia Corp. ................       514,938
    38,000   Schering-Plough Corp. ..........       934,800
     2,900   Watson Pharmaceuticals,
               Inc.(c).......................        73,283
                                               ------------
                                                 15,029,249
                                               ------------
             PUBLISHING -- 0.22%
     3,900   Knight-Ridder, Inc. ............       245,505
     4,200   New York Times Company -- Class
               A.............................       216,300
     3,000   R.R. Donnelley & Sons Company...        82,650
     8,150   Tribune Company.................       354,525
                                               ------------
                                                    898,980
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS -- 0.22%
    11,400   Equity Office Properties
               Trust.........................       343,140
     7,600   Equity Residential Properties
               Trust.........................       218,500
     4,750   Plum Creek Timber Company,
               Inc. .........................       145,825
     4,600   Simon Property Group, Inc. .....       169,464
                                               ------------
                                                    876,929
                                               ------------
             RESEARCH AND DEVELOPMENT -- 0.66%
    27,350   Amgen, Inc.(c)..................     1,145,418
     1,450   Biogen, Inc.(c).................        60,073
     4,800   Chiron Corp.(c).................       169,680
    16,100   Immunex Corp.(c)................       359,674
     7,250   MedImmune, Inc.(c)..............       191,400
     3,400   Quintiles Transnational
               Corp.(c)......................        42,466
    13,700   Wyeth...........................       701,440
                                               ------------
                                                  2,670,151
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             RETAIL -- 4.65%
    13,200   Bed Bath & Beyond, Inc.(c)......  $    498,168
    14,725   Best Buy Company, Inc.(c).......       534,517
     4,000   Big Lots, Inc.(c)...............        78,720
    10,700   Circuit City Stores-Circuit City
               Group.........................       200,625
    12,200   Costco Wholesale Corp.(c).......       471,164
     3,150   Dillard's, Inc. -- Class A......        82,813
     8,650   Dollar General Corp. ...........       164,609
     4,300   Family Dollar Stores, Inc. .....       151,575
     5,250   Federated Department Stores,
               Inc.(c).......................       208,425
   106,800   Home Depot, Inc. ...............     3,922,764
    11,650   J.C. Penney Company, Inc.(a)....       256,533
     8,950   Kohl's Corp.(c).................       627,216
    35,700   Lowe's Companies, Inc. .........     1,620,780
     8,150   May Department Stores Company...       268,379
    14,900   Office Depot, Inc.(c)...........       250,320
     8,200   RadioShack Corp.(a).............       246,492
     9,050   Sears, Roebuck & Company........       491,415
    21,050   Staples, Inc.(c)................       414,685
    25,000   Target Corp. ...................       952,500
     4,000   Tiffany & Company...............       140,800
    25,100   TJX Companies, Inc. ............       492,211
    10,900   Walgreen Company................       421,067
   117,900   Wal-Mart Stores, Inc. ..........     6,485,679
                                               ------------
                                                 18,981,457
                                               ------------
             RETAIL: RESTAURANTS -- 0.46%
     7,950   Darden Restaurants, Inc.(a).....       196,365
    35,650   McDonald's Corp. ...............     1,014,243
    11,100   Starbucks Corp.(c)..............       275,835
     2,600   Wendy's International, Inc. ....       103,558
    10,500   Yum! Brands, Inc.(c)............       307,125
                                               ------------
                                                  1,897,126
                                               ------------
             RETAIL: SUPERMARKETS -- 0.12%
    21,150   Kroger Company(c)...............       420,885
     3,300   SUPERVALU, Inc. ................        80,949
                                               ------------
                                                    501,834
                                               ------------
             RUBBER PRODUCTS -- 0.03%
     2,250   Cooper Tire & Rubber Company....        46,237
     4,800   Goodyear Tire & Rubber
               Company(a)....................        89,808
                                               ------------
                                                    136,045
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.08%
     6,900   Applera Corp. -- Applied
               Biosystems Group..............  $    134,481
     5,200   Thermo Electron Corp.(c)........        85,800
     3,800   Waters Corp.(c).................       101,460
                                               ------------
                                                    321,741
                                               ------------
             SEMICONDUCTORS -- 1.89%
     9,700   Altera Corp.(c).................       131,920
    16,300   Analog Devices, Inc.(c).........       484,110
    56,800   Applied Materials, Inc.(c)......     1,080,336
     6,900   Applied Micro Circuits
               Corp.(c)......................        32,637
     6,900   Broadcom Corp. -- Class
               A(a)(c).......................       121,026
   170,450   Intel Corp. ....................     3,114,121
     4,700   KLA-Tencor Corp.(c).............       206,753
    10,600   Linear Technology Corp. ........       333,158
     9,850   LSI Logic Corp.(c)..............        86,187
    10,600   Maxim Integrated Products,
               Inc.(c).......................       406,298
     5,000   National Semiconductor
               Corp.(c)......................       145,850
     3,500   Novellus Systems, Inc.(a)(c)....       119,000
     3,500   PMC-Sierra, Inc.(a)(c)..........        32,445
     4,000   Qlogic Corp.(c).................       152,400
     1,950   Teradyne, Inc.(c)...............        45,825
    42,550   Texas Instruments, Inc. ........     1,008,435
     9,000   Xilinx, Inc.(c).................       201,870
                                               ------------
                                                  7,702,371
                                               ------------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 2.79%
     7,900   ALLTEL Corp. ...................       371,300
     2,700   Andrew Corp.(a)(c)..............        38,691
    99,250   AT&T Corp. .....................     1,061,975
    75,367   AT&T Wireless Services,
               Inc.(a)(c)....................       440,897
    67,250   BellSouth Corp. ................     2,118,375
     7,050   CenturyTel, Inc. ...............       207,975
     9,700   Ciena Corp.(c)..................        40,643
     3,100   Citizens Communications
               Company(a)(c).................        25,916
     4,100   Comverse Technology, Inc.(c)....        37,966
     9,200   Corning, Inc.(c)................        32,660

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND SERVICES
               (CONTINUED)
    56,900   Motorola, Inc. .................  $    820,498
     8,000   QUALCOMM, Inc.(c)...............       219,920
    87,350   SBC Communications, Inc. .......     2,664,175
     4,950   Scientific-Atlanta, Inc.(a).....        81,428
    24,850   Sprint Corp. (FON Group)........       263,659
    11,400   Sprint Corp. (PCS
               Group)(a)(c)..................        50,958
    10,400   Tellabs, Inc.(c)................        64,480
    70,900   Verizon Communications, Inc. ...     2,846,635
                                               ------------
                                                 11,388,151
                                               ------------
             TOOLS -- 0.06%
     1,900   Black & Decker Corp. ...........        91,580
     1,700   Snap-on, Inc. ..................        50,473
     2,650   Stanley Works...................       108,677
                                               ------------
                                                    250,730
                                               ------------
             TOYS -- 0.12%
     5,500   Hasbro, Inc. ...................        74,580
    15,250   Mattel, Inc. ...................       321,470
     5,500   Toys "R" Us, Inc.(c)............        96,085
                                               ------------
                                                    492,135
                                               ------------
             TRANSPORTATION -- 0.26%
    10,600   Burlington Northern Santa Fe
               Corp. ........................       318,000
     6,200   CSX Corp. ......................       217,310
     3,950   Norfolk Southern Corp. .........        92,351
     6,600   Union Pacific Corp. ............       417,648
                                               ------------
                                                  1,045,309
                                               ------------
             UTILITIES -- 1.48%
     4,700   Allegheny Energy, Inc. .........       121,025
     8,690   American Electric Power Company,
               Inc.(a).......................       347,774
     4,900   Cinergy Corp. ..................       176,351
     6,200   Consolidated Edison, Inc. ......       258,850
     4,300   Constellation Energy Group,
               Inc. .........................       126,162
     4,500   DTE Energy Company..............       200,880
     7,100   Dominion Resources, Inc. .......       470,020
    21,550   Duke Energy Corp. ..............       670,205
     5,600   Entergy Corp. ..................       237,664
     8,500   FirstEnergy Corp. ..............       283,730
     4,000   KeySpan Corp.(a)................       150,600
    13,827   Mirant Corp.(c).................       100,937

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             UTILITIES (CONTINUED)
     1,300   NICOR, Inc. ....................  $     59,475
     6,100   NiSource, Inc. .................       133,163
       650   Peoples Energy Corp. ...........        23,699
    19,150   PG&E Corp.(c)...................       342,594
     2,600   Pinnacle West Capital Corp. ....       102,700
     3,700   PPL Corp. ......................       122,396
     5,750   Progress Energy, Inc.(c)........       299,058
     3,800   Progress Energy, Inc. -- CVO....            --
     7,500   Public Service Enterprise Group,
               Inc. .........................       324,750
    14,600   Reliant Energy, Inc. ...........       246,740
     5,300   Sempra Energy...................       117,289
    17,950   Southern Company................       491,830
     4,050   TECO Energy, Inc.(a)............       100,238
     6,900   TXU Corp. ......................       355,695
     9,800   Xcel Energy, Inc. ..............       164,346
                                               ------------
                                                  6,028,171
                                               ------------
             UTILITIES: ELECTRIC -- 0.07%
     6,400   AES Corp.(c)....................        34,688
    15,650   Edison International(c).........       266,050
                                               ------------
                                                    300,738
                                               ------------
             TOTAL COMMON STOCK (Cost
               $255,039,180).................   233,603,140
                                               ------------
PRINCIPAL
---------
             CORPORATE BONDS AND NOTES -- 16.70%
             AEROSPACE -- 0.53%
$  175,000   Lockheed Martin Corp.,
               7.25%, 05/15/06...............       190,143
   270,000   Lockheed Martin Corp.,
               8.20%, 12/01/09...............       312,495
   430,000   Lockheed Martin Corp.,
               7.20%, 05/01/36...............       469,942
   375,000   Northrop Grumman Corp.,
               7.125%, 02/15/11..............       399,396
    20,000   Northrop Grumman Corp.,
               7.75%, 02/15/31...............        21,815
   425,000   Raytheon Company,
               8.20%, 03/01/06...............       468,673
   270,000   United Technologies Corp.,
               6.35%, 03/01/11...............       283,850
                                               ------------
                                                  2,146,314
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             AUTOMOTIVE -- 0.27%
$  245,000   DaimlerChrysler AG Corp.,
               7.45%, 03/01/27...............  $    241,164
   830,000   General Motors Corp.,
               6.75%, 01/15/06...............       861,714
                                               ------------
                                                  1,102,878
                                               ------------
             AUTOMOTIVE PARTS AND EQUIPMENT -- 0.01%
    50,000   Collins & Aikman
               Products -- 144A,
               10.75%, 12/31/11..............        50,250
                                               ------------
             BANKS -- 1.30%
   400,000   Bank One Corp.,
               6.50%, 02/01/06...............       424,444
   700,000   Barclays Bank PLC -- 144A,
               8.55%, 09/15/49(a)............       805,681
 1,170,000   European Investment Bank,
               5.625%, 01/24/06..............     1,231,524
   260,000   First Union Corp.,
               7.70%, 02/15/05...............       282,579
   425,000   International Finance Corp.,
               7.125%, 04/06/05..............       463,219
   130,000   J.P. Morgan Chase & Company,
               5.35%, 03/01/07...............       131,613
   830,000   J.P. Morgan Chase & Company,
               5.25%, 05/30/07...............       834,804
 1,100,000   KFW International Finance,
               5.25%, 06/28/06...............     1,134,242
                                               ------------
                                                  5,308,106
                                               ------------
             BROADCAST SERVICES/MEDIA -- 0.87%
   175,000   Adelphia Communications Corp.,
               10.875%, 10/01/10**...........        69,125
   355,000   AOL Time Warner, Inc.,
               5.625%, 05/01/05..............       348,330
   100,000   AOL Time Warner, Inc.,
               6.15%, 05/01/07...............        95,525
   270,000   AOL Time Warner, Inc.,
               7.625%, 04/15/31..............       236,414
    65,000   AOL Time Warner, Inc.,
               7.70%, 05/01/32...............        57,662
   325,000   Charter Communications Holdings
               LLC,
               10.75%, 10/01/09..............       228,313
    60,000   Charter Communications Holdings
               LLC,
               11.125%, 01/15/11.............        41,400
 1,220,000   Comcast Cable Communications,
               Inc.,
               6.875%, 06/15/09..............     1,135,356

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             BROADCAST SERVICES/MEDIA (CONTINUED)
$  500,000   Echostar Broadband Corp.,
               10.375%, 10/01/07.............  $    477,500
   160,000   Time Warner, Inc.,
               9.125%, 01/15/13..............       177,096
    55,000   Time Warner, Inc.,
               6.95%, 01/15/28...............        44,859
   390,000   Time Warner, Inc.,
               6.625%, 05/15/29..............       304,064
   100,000   Turner Broadcasting,
               8.375%, 07/01/13..............       103,224
   210,000   Viacom, Inc.,
               6.40%, 01/30/06...............       221,679
                                               ------------
                                                  3,540,547
                                               ------------
             BUILDING AND CONSTRUCTION -- 0.12%
   500,000   Ryland Group,
               8.00%, 08/15/06...............       503,750
                                               ------------
             CHEMICALS -- 0.10%
   325,000   Dow Chemical Company,
               5.75%, 12/15/08...............       328,320
   100,000   Lyondell Chemical Company,
               Series A,
               9.625%, 05/01/07..............        95,500
                                               ------------
                                                    423,820
                                               ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.01%
    55,000   Seagate Tech Holdings -- 144A,
               8.00%, 05/15/09...............        55,000
                                               ------------
             ELECTRONICS -- 0.01%
    50,000   L-3 Communications
               Corp. -- 144A,
               7.625%, 06/15/12..............        50,125
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 0.13%
   130,000   Allied Waste North America,
               Series B,
               8.50%, 12/01/08...............       125,450
   395,000   Allied Waste North America,
               Series B,
               10.00%, 08/01/09..............       388,119
                                               ------------
                                                    513,569
                                               ------------
             FINANCIAL SERVICES -- 2.17%
   180,000   Bear Stearns Company, Inc.,
               6.50%, 05/01/06...............       189,933
   675,000   Citigroup, Inc.,
               6.75%, 12/01/05...............       725,632
   375,000   Citigroup, Inc.,
               5.75%, 05/10/06...............       390,128

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
$  350,000   Citigroup, Inc.,
               7.25%, 10/01/10...............  $    380,972
    60,000   Credit Suisse First Boston
               Corp.,
               5.75%, 04/15/07...............        61,383
   300,000   Ford Motor Credit Company,
               7.50%, 03/15/05...............       313,742
 1,195,000   Ford Motor Credit Company,
               6.875%, 02/01/06..............     1,222,564
   440,000   Ford Motor Credit Company,
               7.375%, 10/28/09..............       455,489
   165,000   General Electric Capital Corp.,
               Series MTNA,
               6.80%, 11/01/05...............       178,020
   670,000   General Electric Capital Corp.,
               Series MTNA,
               5.35%, 03/30/06...............       687,801
   400,000   General Electric Capital Corp.,
               Series MTNA,
               5.00%, 06/15/07...............       403,038
   165,000   General Electric Capital Corp.,
               Series MTNA,
               6.125%, 02/22/11..............       168,156
   675,000   General Electric Capital Corp.,
               Series MTNA,
               6.00%, 06/15/12...............       671,798
   205,000   General Electric Capital Corp.,
               Series MTNA,
               6.75%, 03/15/32...............       201,366
   775,000   General Motors Acceptance Corp.,
               7.25%, 03/02/11...............       791,266
   380,000   General Motors Acceptance Corp.,
               6.875%, 09/15/11..............       377,270
   410,000   Lehman Brothers Holdings,
               6.25%, 05/15/06...............       426,892
   320,000   Morgan Stanley,
               5.80%, 04/01/07...............       328,181
    60,000   Morgan Stanley,
               7.25%, 04/01/32...............        61,153
   200,000   Verizon Global Funding Corp.,
               6.125%, 06/15/07..............       199,025
   660,000   Verizon Global Funding Corp.,
               7.75%, 06/15/32...............       634,796
                                               ------------
                                                  8,868,605
                                               ------------
             FOOD AND BEVERAGE -- 0.61%
   310,000   Delhaize America, Inc.,
               8.125%, 04/15/11..............       326,726
   250,000   General Mills, Inc.,
               5.125%, 02/15/07..............       249,834

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FOOD AND BEVERAGE (CONTINUED)
$  335,000   General Mills, Inc.,
               6.00%, 02/15/12...............  $    331,846
   730,000   Kellogg Company, Series B,
               6.60%, 04/01/11...............       765,449
   385,000   Kraft Foods, Inc.,
               5.25%, 06/01/07...............       390,454
   410,000   Kraft Foods, Inc.,
               5.625%, 11/01/11..............       406,303
                                               ------------
                                                  2,470,612
                                               ------------
             INSURANCE -- 0.35%
   475,000   Allstate Corp.,
               7.20%, 12/01/09...............       522,458
   340,000   Marsh & McLennan Companies,
               Inc. -- 144A,
               6.25%, 03/15/12...............       352,728
   400,000   Metlife, Inc.,
               6.125%, 12/01/11..............       408,139
   135,000   Prudential Insurance,
               8.30%, 07/01/25...............       148,170
                                               ------------
                                                  1,431,495
                                               ------------
             LEISURE AND RECREATION -- 0.01%
    55,000   Argosy Gaming Company,
               10.75%, 06/01/09..............        59,125
                                               ------------
             MANUFACTURING -- 0.35%
   260,000   Dresser, Inc.,
               9.375%, 04/15/11(a)...........       263,250
    50,000   Grey Wolf, Inc.,
               8.875%, 07/01/07..............        51,250
   220,000   Honeywell International, Inc.,
               7.50%, 03/01/10...............       244,631
    90,000   Tyco International Group SA,
               6.375%, 06/15/05..............        73,742
    44,000   Tyco International Group SA,
               6.375%, 02/15/06(a)...........        35,625
   230,000   Tyco International Group,
               5.80%, 08/01/06...............       181,548
   290,000   Tyco International Group,
               6.125%, 01/15/09..............       223,112
   200,000   Tyco International Group,
               6.75%, 02/15/11...............       155,314
   240,000   Tyco International Group SA,
               6.375%, 10/15/11(a)...........       183,722
                                               ------------
                                                  1,412,194
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 0.10%
   250,000   Healthsouth Corp.,
               10.75%, 10/01/08..............       276,250

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
$   40,000   Healthsouth Corp. -- 144A,
               7.625%, 06/01/12..............  $     39,625
    75,000   Wellpoint Health Networks, Inc.,
               6.375%, 06/15/06..............        78,964
                                               ------------
                                                    394,839
                                               ------------
             METALS AND MINING -- 0.03%
   140,000   AK Steel Corp. -- 144A,
               7.75%, 06/15/12...............       138,600
                                               ------------
             OIL, COAL & GAS -- 1.04%
   600,000   Amerada Hess Corp.,
               7.875%, 10/01/29..............       655,602
   210,000   Amerada Hess Corp.,
               7.30%, 08/15/31...............       213,035
   230,000   Anadarko Petroleum Corp.,
               5.375%, 03/01/07..............       233,146
   180,000   Anadarko Petroleum Corp.,
               6.125%, 03/15/12..............       180,565
   350,000   Coastal Corp.,
               7.75%, 06/15/10...............       346,414
 1,510,000   Conoco Funding Company,
               6.35%, 10/15/11...............     1,565,514
   160,000   Devon Energy Corp.,
               7.95%, 04/15/32...............       172,110
   325,000   Occidental Petroleum Corp.,
               6.75%, 01/15/12...............       341,633
   500,000   Pogo Producing Corp., Series B,
               10.375%, 02/15/09.............       537,500
                                               ------------
                                                  4,245,519
                                               ------------
             OIL AND GAS: PIPELINES -- 0.11%
    85,000   El Paso Corp. -- 144A,
               7.875%, 06/15/12(a)...........        85,576
   145,000   El Paso Corp.,
               7.75%, 01/15/32(a)............       134,464
    85,000   El Paso Natural Gas,
               7.50%, 11/15/26...............        79,431
   165,000   El Paso Natural Gas -- 144A,
               8.375%, 06/15/32..............       169,692
                                               ------------
                                                    469,163
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.14%
   100,000   Tembec Industries, Inc.,
               8.625%, 06/30/09..............       103,000

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PAPER AND FOREST PRODUCTS (CONTINUED)
$  350,000   Weyerhaeuser Company,
               6.00%, 08/01/06...............  $    358,826
   115,000   Weyerhaeuser Company,
               7.125%, 07/15/23..............       115,552
                                               ------------
                                                    577,378
                                               ------------
             PHARMACEUTICALS -- 0.05%
   185,000   Bristol-Myers Squibb Company,
               5.75%, 10/01/11...............       184,065
                                               ------------
             PRIVATE ASSET BACKED: AUTOMOTIVE -- 0.40%
 1,600,000   Daimler Chrysler Auto Trust,
               Series 01-C, Class A4,
               4.63%, 12/06/06...............     1,640,938
                                               ------------
             PRIVATE ASSET BACKED: BANKS -- 0.97%
 1,769,029   First Union National
               Bank -- Bank of America,
               Series 01-C1, Class A1,
               5.71%, 03/15/33...............     1,818,819
 1,181,921   Provident Bank Equipment Lease
               Trust, Series 00-1A, Class C,
               Floating Rate,
               2.96%, 11/25/11(d)............     1,186,021
   929,031   Washington Mutual, Inc., Series
               00-A1, Class A1, Floating
               Rate,
               2.22%(+), 06/25/24(d).........       931,744
                                               ------------
                                                  3,936,584
                                               ------------
             PRIVATE ASSET BACKED: CREDIT CARD -- 0.63%
 1,325,000   Bank One Issuance Trust, Series
               02-A2, Class A2,
               4.16%, 01/15/08...............     1,337,005
 1,200,000   Citibank Credit Card Issuance
               Trust, Series 02-A3, Class A3,
               4.40%, 05/15/07...............     1,218,188
                                               ------------
                                                  2,555,193
                                               ------------
             PRIVATE ASSET BACKED: FINANCE -- 1.50%
   878,831   Fannie Mae, Series 00-40, Class
               F, Floating Rate,
               2.34%(d), 12/25/22............       879,019
 2,239,513   Medallion Trust, Series 00-1G,
               Class A1, Floating Rate,
               2.21%(d), 07/12/31............     2,237,408

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: FINANCE (CONTINUED)
$1,685,449   SLM Student Loan Trust, Series
               02-1, Class A1, Floating Rate,
               1.97%(d), 10/25/10............  $  1,684,943
 1,316,737   SLM Student Loan Trust, Series
               01-3, Class A1L, Floating
               Rate,
               1.98%(d), 04/25/10............     1,316,326
                                               ------------
                                                  6,117,696
                                               ------------
             PRIVATE ASSET BACKED: MORTGAGE AND HOME
               EQUITY -- 2.00%
   385,645   Bear Stearns Commercial Mortgage
               Securities, Series 01, Class
               A1,
               6.08%, 02/15/35...............       402,815
 1,755,191   GMAC Commercial Mortgage
               Securities, Inc., Series
               01-C1,
               5.99%, 04/15/34...............     1,825,399
 4,186,579   LB-UBS Commercial Mortgage
               Trust, Series 01-C2, Class A1,
               6.27%, 06/15/20...............     4,391,307
 1,476,941   PNC Mortgage Acceptance Corp.,
               Series 01-C1, Class A1,
               5.91%, 03/12/34...............     1,531,825
                                               ------------
                                                  8,151,346
                                               ------------
             PRIVATE ASSET BACKED: UTILITIES -- 0.56%
 2,000,000   Peco Energy Transition Trust,
               Series 00-A, Class A4,
               7.65%, 03/01/10...............     2,272,572
                                               ------------
             REAL ESTATE -- 0.14%
   550,000   EOP Operating LP,
               7.875%, 07/15/31..............       564,974
                                               ------------
             RETAIL -- 0.06%
   270,000   Sears Roebuck Acceptance Corp.,
               7.00%, 06/01/32...............       258,645
                                               ------------
             RETAIL: RESTAURANT -- 0.06%
   220,000   Tricon Global Restaurants, Inc.,
               8.875%, 04/15/11..............       233,200
                                               ------------
             RETAIL: SUPERMARKET -- 0.05%
   185,000   Kroger Company,
               7.80%, 08/15/07...............       204,308
                                               ------------
             SPECIAL PURPOSE ENTITY -- 0.23%
   916,000   Trains -- 144A,
               5.89%, 01/25/07...............       929,465
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 0.71%
$  390,000   AT&T Corp. -- 144A,
               8.00%, 11/15/31(a)............  $    306,150
   195,000   Citizens Communications Company,
               7.625%, 08/15/08..............       178,188
    65,000   Citizens Communications Company,
               9.00%, 08/15/31...............        54,317
   100,000   Deutsche Telekom,
               8.00%, 06/15/10...............        99,566
   900,000   Dominion Resources, Inc., Series
               B,
               7.625%, 07/15/05..............       975,817
    55,000   Nextel Communications,
               9.50%, 02/01/11...............        27,088
   180,000   Panamsat Corp. -- 144A,
               8.50%, 02/01/12...............       165,600
   245,000   Qwest Capital Funding,
               7.75%, 08/15/06...............       149,450
   260,000   Qwest Capital Funding,
               7.00%, 08/03/09...............       144,300
    35,000   Triton PCS, Inc.,
               9.375%, 02/01/11..............        22,400
   520,000   Vodafone Group PLC,
               7.75%, 02/15/10...............       552,898
   630,000   WorldCom, Inc.,
               6.40%, 08/15/05**.............        94,500
   430,000   WorldCom, Inc.,
               8.00%, 05/15/06**(a)..........        64,500
    20,000   WorldCom, Inc.,
               8.25%, 05/15/10**.............         3,000
   260,000   WorldCom, Inc.,
               8.25%, 05/15/31**.............        39,000
                                               ------------
                                                  2,876,774
                                               ------------
             TRANSPORTATION -- 0.15%
   400,000   Canadian National Railway
               Company,
               6.90%, 07/15/28(h)............       408,783
   200,000   Norfolk Southern Corp.,
               7.05%, 05/01/37...............       210,684
                                               ------------
                                                    619,467
                                               ------------
             UTILITIES: ELECTRIC -- 0.93%
   340,000   AES Corp.,
               8.75%, 12/15/02...............       316,200
   500,000   Calpine Corp.,
               7.875%, 04/01/08(h)...........       330,000
   250,000   CMS Energy Corp.,
               9.875%, 10/15/07(h)...........       187,500

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             UTILITIES: ELECTRIC (CONTINUED)
$  625,000   DTE Energy Corp.,
               6.45%, 06/01/06...............  $    651,171
 1,020,000   Exelon Generation Company LLC,
               6.95%, 06/15/11(a)............     1,055,972
   275,000   FirstEnergy Corp., Series C,
               7.375%, 11/15/31..............       260,958
   120,000   Oncor Electric Delivery -- 144A,
               6.375%, 05/01/12..............       123,294
   755,000   Progress Energy, Inc.,
               7.10%, 03/01/11(a)............       797,593
    65,000   Progress Energy, Inc.,
               7.75%, 03/01/31...............        69,717
                                               ------------
                                                  3,792,405
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $69,171,305)............    68,099,521
                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 3.10%
 3,445,000   Bundes Republic of Deutscheland
               Obligation, Series 139,
               4.00%, 02/16/07...............     3,331,256
   345,000   Federative Republic of Brazil,
               11.50%, 03/12/08..............       234,600
 1,354,551   Federative Republic of Brazil,
               8.00%, 04/15/14...............       844,901
   140,000   Federative Republic of Brazil,
               12.75%, 01/15/20..............        86,800
 4,260,000   Government of Canada,
               6.00%, 06/01/11(e)............     2,913,303
 8,510,000   Government of Sweden, Series
               1044,
               3.50%, 04/20/06(f)............       875,730
 1,900,000   New Zealand Government, Series
               1111,
               6.00%, 11/15/11(g)............       879,852
   601,694   Republic of Colombia,
               9.75%, 04/09/11...............       616,736
   472,000   Republic of Panama,
               8.25%, 04/22/08...............       453,120
   538,000   Republic of Panama,
               9.625%, 02/08/11..............       521,860
   200,000   Republic of Philippines,
               9.50%, 10/21/24...............       214,000
   303,800   Republic of Poland, Series PDIB,
               6.00%, 10/27/14...............       305,319
   250,000   United Mexican States,
               9.875%, 02/01/10..............       280,000

PRINCIPAL                                         VALUE
---------                                      ------------
             FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$  250,000   United Mexican States,
               11.375%, 09/15/16.............  $    308,125
   802,000   United Mexican States,
               8.125%, 12/30/19..............       781,148
                                               ------------
             TOTAL FOREIGN GOVERNMENT
               OBLIGATIONS (Cost
               $12,274,379)..................    12,646,750
                                               ------------
             US GOVERNMENT SECURITIES -- 9.47%
             US TREASURY BONDS -- 6.61%
 1,400,000   10.375%, 11/15/12(a)............     1,799,382
 1,620,000   9.25%, 02/15/16.................     2,226,287
 2,760,000   8.875%, 08/15/17(a).............     3,722,727
 3,975,000   8.125%, 08/15/19(a).............     5,091,561
 3,040,000   8.50%, 02/15/20.................     4,028,453
 7,095,000   8.00%, 11/15/21(a)..............     9,074,945
   900,000   6.125%, 11/15/27(a).............       951,719
    40,000   5.375%, 02/15/31................        39,169
                                               ------------
                                                 26,934,243
                                               ------------
             US TREASURY NOTES -- 1.54%
 5,090,000   6.00%, 07/31/02(a)..............     5,109,520
   620,000   4.375%, 05/15/07(a).............       628,525
   525,000   4.875%, 02/15/12................       526,969
                                               ------------
                                                  6,265,014
                                               ------------
             US TREASURY STRIPS -- 1.32%
 9,850,000   Zero coupon, 05/15/17...........     4,172,352
 3,875,000   Zero coupon, 11/15/21...........     1,225,891
                                               ------------
                                                  5,398,243
                                               ------------
             TOTAL US GOVERNMENT SECURITIES
               (Cost $37,963,555)............    38,597,500
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 18.77%
             FANNIE MAE -- 13.48%
 1,619,958   PL# 535675, 7.00%, 01/01/16.....     1,702,475
   291,739   PL# 566031, 6.00%, 03/01/16*....       297,902
   304,689   PL# 572465, 6.00%, 03/01/16*....       311,125
   199,655   PL# 535833, 6.00%, 04/01/16*....       203,873
   134,914   PL# 575334, 6.00%, 04/01/16*....       137,764
   868,240   PL# 577855, 6.00%, 04/01/16*....       886,581
   749,425   PL# 579234, 6.00%, 04/01/16.....       765,257
   249,203   PL# 357125, 6.00%, 05/01/16*....       254,467
   281,788   PL# 577523, 6.00%, 05/01/16*....       287,741
   883,038   PL# 578769, 6.00%, 05/01/16*....       901,692
   730,879   PL# 578771, 6.00%, 05/01/16*....       746,319
   411,226   PL# 582491, 6.00%, 05/01/16.....       419,913

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$  766,209   PL# 583058, 6.00%, 05/01/16.....  $    782,396
   356,820   PL# 253845, 6.00%, 06/01/16*....       364,358
   676,829   PL# 582644, 6.00%, 06/01/16.....       691,127
   291,421   PL# 592657, 6.00%, 06/01/16*....       297,577
   501,118   PL# 581853, 6.00%, 07/01/16.....       511,704
   537,992   PL# 590778, 6.00%, 07/01/16.....       549,357
   391,229   PL# 592659, 6.00%, 07/01/16.....       399,493
   374,613   PL# 594917, 6.00%, 07/01/16.....       382,526
   132,958   PL# 594918, 6.00%, 07/01/16.....       135,767
   382,581   PL# 595972, 6.00%, 07/01/16.....       390,663
    33,613   PL# 596354, 6.00%, 07/01/16.....        34,323
   573,931   PL# 598252, 6.00%, 07/01/16.....       586,055
    37,616   PL# 618559, 6.00%, 09/01/16.....        38,411
   374,333   PL# 611322, 6.00%, 10/01/16.....       382,241
   321,581   PL# 612290, 6.00%, 10/01/16.....       328,375
   283,948   PL# 593481, 6.00%, 11/01/16.....       289,947
 1,651,312   PL# 614211, 5.50%, 12/01/16.....     1,654,408
 1,950,103   PL# 614748, 5.50%, 12/01/16.....     1,953,759
   510,303   PL# 614924, 7.00%, 12/01/16.....       536,296
 1,945,369   PL# 618454, 5.50%, 12/01/16.....     1,949,017
   330,718   PL# 620252, 6.00%, 12/01/16.....       337,705
 1,931,758   PL# 622080, 5.50%, 12/01/16.....     1,935,380
 1,937,453   PL# 612847, 5.50%, 01/01/17.....     1,941,086
   507,515   PL# 615179, 5.50%, 01/01/17.....       508,466
   365,069   PL# 623740, 6.00%, 01/01/17.....       372,781
 1,464,051   PL# 625805, 5.50%, 01/01/17.....     1,466,796
   323,138   PL# 626735, 6.00%, 01/01/17.....       329,964
   325,852   PL# 626796, 6.00%, 03/01/17.....       332,736
   324,242   PL# 630319, 6.00%, 03/01/17.....       331,091
   329,227   PL# 630294, 6.00%, 03/01/17.....       336,182
   331,854   PL# 630304, 6.00%, 03/01/17.....       338,864
   330,247   PL# 630327, 6.00%, 03/01/17.....       337,224
   317,203   PL# 634424, 6.00%, 03/01/17.....       323,903
   380,171   PL# 634776, 6.00%, 03/01/17.....       388,202
   330,746   PL# 637065, 6.00%, 03/01/17.....       337,733
   326,845   PL# 637172, 6.00%, 03/01/17.....       333,749
   329,663   PL# 637167, 6.00%, 03/01/17.....       336,627
   326,806   PL# 636830, 6.00%, 04/01/17.....       333,710
   444,452   PL# 638257, 6.00%, 04/01/17.....       453,841
   999,901   PL# 254342, 6.00%, 05/01/17*....     1,021,024
   337,785   PL# 598438, 6.00%, 05/01/17.....       344,921
 1,678,707   PL# 428865, 7.00%, 06/01/28.....     1,740,445
 3,230,786   PL# 406815, 7.00%, 07/01/28.....     3,349,605

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$   83,373   PL# 535041, 7.00%, 12/01/29.....  $     86,439
   363,290   PL# 535195, 7.00%, 03/01/30.....       376,651
   556,376   PL# 534021, 7.50%, 05/01/30.....       584,162
    30,049   PL# 540754, 7.50%, 05/01/30.....        31,550
   548,873   PL# 542576, 7.50%, 08/01/30.....       576,285
    24,451   PL# 548098, 7.50%, 08/01/30.....        25,672
    39,092   PL# 549906, 7.50%, 09/01/30.....        41,044
    32,177   PL# 552549, 7.50%, 09/01/30.....        33,784
   476,915   PL# 548190, 7.50%, 10/01/30.....       500,733
    38,064   PL# 558083, 7.50%, 10/01/30.....        39,965
   575,696   PL# 253515, 7.50%, 11/01/30.....       604,447
    59,455   PL# 561320, 7.50%, 11/01/30.....        62,424
    42,010   PL# 561844, 7.50%, 11/01/30.....        44,108
   479,663   PL# 559547, 7.50%, 12/01/30.....       503,617
    33,412   PL# 558384, 7.50%, 01/01/31.....        35,081
    39,559   PL# 568677, 7.50%, 01/01/31.....        41,535
    32,775   PL# 572762, 7.50%, 03/01/31.....        34,412
    50,248   PL# 582178, 7.50%, 06/01/31.....        52,757
    72,149   PL# 594316, 6.50%, 07/01/31*....        73,662
 2,000,200   PL# 545139, 7.00%, 08/01/31*....     2,073,761
 1,000,100   PL# 545195, 7.00%, 09/01/31.....     1,036,881
    24,254   PL# 602859, 6.50%, 10/01/31*....        24,762
 1,637,683   PL# 606361, 7.50%, 10/01/31.....     1,719,471
   175,843   PL# 611635, 7.00%, 11/01/31.....       182,310
    49,005   PL# 254091, 6.00%, 12/01/31*....        48,938
    25,038   PL# 620174, 6.50%, 12/01/31*....        25,563
    47,730   PL# 624978, 6.00%, 01/01/32.....        47,664
   351,683   PL# 631415, 6.50%, 02/01/32*....       359,057
   117,547   PL# 564462, 6.50%, 03/01/32*....       120,011
   648,317   PL# 627256, 6.50%, 03/01/32*....       661,910
   903,166   PL# 644912, 6.00%, 06/01/32.....       901,931
   199,981   PL# 648048, 6.00%, 06/01/32.....       199,708
 7,000,000   TBA, 6.50%, 07/01/32*...........     7,133,434
                                               ------------
                                                 54,988,673
                                               ------------
             FREDDIE MAC -- 0.52%
 1,875,000   7.00%, 03/15/10.................     2,098,245
                                               ------------
             FREDDIE MAC GOLD -- 2.56%
   162,957   PL# E88994, 6.00%, 04/01/17*....       166,481
   837,043   PL# E89456, 6.00%, 04/01/17*....       855,144
 1,993,244   PL# E89913, 6.00%, 05/01/17*....     2,036,348
   599,941   PL# E90176, 5.50%, 06/01/17.....       601,553
 2,000,000   TBA, 6.00%, 07/01/16............     2,038,750

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FREDDIE MAC GOLD (CONTINUED)
$  600,000   TBA, 6.00%, 07/01/32............  $    598,313
 4,000,000   TBA, 7.00%, 07/01/32............     4,141,248
                                               ------------
                                                 10,437,837
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION -- 2.17%
   296,615   PL# 780914, 6.00%, 11/15/28.....       296,853
 3,485,261   PL# 3161, 6.50%, 11/20/31.......     3,547,877
 5,000,000   TBA, 6.00%, 07/01/32............     4,992,190
                                               ------------
                                                  8,836,920
                                               ------------
             RESOLUTION FUNDING STRIPS -- 0.04%
   250,000   Zero coupon, 07/15/18...........        92,732
   250,000   Zero coupon, 10/15/18...........        91,117
                                               ------------
                                                    183,849
                                               ------------
             TOTAL US GOVERNMENT AGENCY
               SECURITIES (Cost
               $75,883,997)..................    76,545,524
                                               ------------
  SHARES
  ------
             REGULATED INVESTMENT COMPANY -- 0.30%
 1,239,431   Merrimac Cash Fund -- Money
               Market(b) (Cost $1,239,431)...     1,239,431
                                               ------------
PRINCIPAL
---------
             COMMERCIAL PAPER -- 0.19%
$  762,727   Morgan Stanley,
               2.08%, 11/08/02(b) (Cost
               $762,727).....................       762,727
                                               ------------
             TIME DEPOSITS -- 4.33%
 1,791,641   American Express Centurion Bank,
               1.79%, 07/08/02(b)............     1,791,641
   800,633   American Express Centurion Bank,
               1.79%, 07/22/02(b)............       800,633
   400,316   Bank of Montreal,
               1.77%, 07/08/02(b)............       400,316
 1,601,264   Bank of Nova Scotia,
               1.80%, 07/15/02(b)............     1,601,264
   200,157   Bayerische HypoVereinsbank,
               1.93%, 07/03/02(b)............       200,157
 1,396,871   Bayerische HypoVereinsbank,
               1.80%, 08/08/02(b)............     1,396,871

PRINCIPAL                                         VALUE
---------                                      ------------
             TIME DEPOSITS (CONTINUED)
$  495,504   Bayerische HypoVereinsbank,
               1.80%, 09/19/02(b)............  $    495,504
   600,474   Credit Agricole,
               1.94%, 07/01/02(b)............       600,474
 5,003,951   Den Danske Bank,
               1.78%, 07/30/02(b)............     5,003,951
   400,316   Harris Trust and Savings Bank,
               1.80%, 09/18/02(b)............       400,316
 2,562,023   Royal Bank of Canada,
               1.94%, 07/01/02(b)............     2,562,023
 2,401,897   Toronto Dominion,
               1.83%, 08/29/02(b)............     2,401,897
                                               ------------
             TOTAL TIME DEPOSITS (Cost
               $17,655,047)..................    17,655,047
                                               ------------
             SHORT TERM CORPORATE NOTES -- 3.64%
   146,887   American Honda Finance, Floating
               Rate,
               1.82%(+), 04/08/03(b).........       146,887
   381,363   Canadian Imperial Bank of
               Commerce, Floating Rate,
               1.79%(+), 11/04/02(b).........       381,363
 1,745,568   Fleet National Bank, Floating
               Rate,
               2.00%(+), 07/03/02(b).........     1,745,568
 2,529,481   Goldman Sachs, Floating Rate,
               1.98%(+), 07/08/02(b).........     2,529,481
   126,481   Goldman Sachs, Floating Rate,
               2.12%(+), 08/05/02(b).........       126,481
   762,727   Merrill Lynch & Company,
               Floating Rate,
               1.91%(+), 11/26/02(b).........       762,727
 2,478,861   Merrill Lynch & Company,
               Floating Rate,
               1.92%(+), 04/16/03(b).........     2,478,861
 2,860,225   Morgan Stanley, Floating Rate,
               2.05%(+), 07/02/02(b).........     2,860,225
 3,813,632   Morgan Stanley, Floating Rate,
               2.05%(+), 03/25/03(b).........     3,813,632
                                               ------------
             TOTAL SHORT TERM CORPORATE NOTES
               (Cost $14,845,225)............    14,845,225
                                               ------------
             TOTAL SECURITIES (Cost
               $484,834,846).................   463,994,865
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENTS -- 0.60%
$1,096,360   With Investors Bank & Trust,
               dated 06/28/02, 1.03%, due
               07/01/02, repurchase proceeds
               at maturity $1,096,454
               (Collateralized by Fannie Mae,
               5.991%, due 07/01/31, with a
               value of $1,151,178)..........  $  1,096,360
 1,342,090   With Investors Bank & Trust,
               dated 06/28/02, 1.03%, due
               07/01/02, repurchase proceeds
               at maturity $1,342,205
               (Collateralized by Fannie Mae
               Adjustable Rate Mortgage,
               5.167%, due 01/01/21, with a
               value of $1,409,225)..........     1,342,090
                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $2,438,450).............     2,438,450
                                               ------------
             SECURITIES SOLD SHORT -- (4.55)%
 8,000,000   Fannie Mae TBA,
               6.00%, 07/01/17 (Proceeds
               $8,170,792)...................    (8,152,496)
   300,000   Fannie Mae TBA,
               6.00%, 07/01/32 (Proceeds
               $299,762).....................      (299,062)
 8,000,000   Fannie Mae TBA,
               6.50%, 07/01/32 (Proceeds
               $8,154,441)...................    (8,152,496)
 1,900,000   Fannie Mae TBA,
               7.00%, 07/01/32 (Proceeds
               $1,966,016)...................    (1,967,093)
                                               ------------
             TOTAL SECURITIES SOLD SHORT.....   (18,571,147)
                                               ------------
CONTRACTS
---------
             CALL OPTIONS WRITTEN -- (0.01)%
             US TREASURY NOTE (10 YEAR) SEPTEMBER FUTURE
        15   Expiring August 2002 @107.......       (21,094)
         5   Expiring August 2002 @108.......        (4,687)
                                               ------------
             TOTAL CALL OPTIONS WRITTEN
               (Premium $30,159).............       (25,781)
                                               ------------
             Total Investments -- 109.82%
               (Cost $468,652,126)...........   447,836,387
             Liabilities less other
               assets -- (9.82)%.............   (40,030,707)
                                               ------------
             NET ASSETS -- 100.00%...........  $407,805,680
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $468,652,126.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 12,251,901
    Gross unrealized depreciation..........   (33,067,640)
                                             ------------
    Net unrealized depreciation............  $(20,815,739)
                                             ============

---------------

(a)  All or part of this security is on loan.

(b)  Collateral for securities on loan.

(c)  Non-income producing security.

(d)  Quarterly reset provision. The rate shown was in effect at June 30, 2002.

(e) Principal amount shown for this debt security is denominated in Canadian dollars.

(f)  Principal amount shown for this debt security is denominated in Swedish
     Krona.

(g) Principal amount shown for this debt security is denominated in New Zealand dollars.

(h)  Security is fully segregated as collateral for written option.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at June 30, 2002.

*    Security held as collateral by custodian for security sold short.

**   Bond is in default.

TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 94.34%
              AEROSPACE -- 2.41%
    105,000   Northrop Grumman Corp.(a)....  $   13,125,000
    210,000   Raytheon Company.............       8,557,500
    215,000   Textron, Inc. ...............      10,083,500
    135,000   United Technologies Corp. ...       9,166,500
                                             --------------
                                                 40,932,500
                                             --------------
              APPAREL:
                MANUFACTURING -- 1.16%
    255,800   Liz Claiborne, Inc. .........       8,134,440
    293,100   V.F. Corp. ..................      11,492,451
                                             --------------
                                                 19,626,891
                                             --------------
              APPAREL: RETAIL -- 0.44%
    381,800   TJX Companies, Inc. .........       7,487,098
                                             --------------
              AUTOMOBILES -- 0.81%
    290,001   Ford Motor Company...........       4,640,016
    170,000   General Motors Corp.(a)......       9,086,500
                                             --------------
                                                 13,726,516
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 2.81%
    165,000   Cummins, Inc.(a).............       5,461,500
    314,400   Dana Corp. ..................       5,825,832
    135,000   Johnson Controls, Inc. ......      11,017,350
     25,225   Lear Corp.(c)................       1,166,656
    153,900   Magna International,
                Inc.(a)....................      10,596,015
    240,000   TRW, Inc. ...................      13,675,200
                                             --------------
                                                 47,742,553
                                             --------------
              BANKS -- 13.37%
    582,100   Bank of America Corp. .......      40,956,556
    538,900   Bank One Corp. ..............      20,736,872
    235,000   Comerica, Inc. ..............      14,429,000
    560,280   FleetBoston Financial
                Corp. .....................      18,125,058
    196,400   Golden West Financial
                Corp. .....................      13,508,392
    241,400   Huntington Bancshares,
                Inc. ......................       4,687,988
    534,840   J.P. Morgan Chase & Company..      18,141,773
    507,800   National City Corp. .........      16,884,350
    386,900   Regions Financial Corp. .....      13,599,535
    605,200   Wachovia Corp. ..............      23,106,536
    540,150   Washington Mutual, Inc. .....      20,044,966
    454,200   Wells Fargo & Company........      22,737,252
                                             --------------
                                                226,958,278
                                             --------------
              BROADCAST SERVICES/MEDIA -- 0.58%
    165,000   McGraw-Hill Companies,
                Inc. ......................       9,850,500
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CHEMICALS -- 2.74%
    665,395   Dow Chemical Company.........  $   22,876,280
    186,600   Eastman Chemical Company.....       8,751,540
    230,000   E.I. du Pont de Nemours and
                Company....................      10,212,000
    138,000   Lubrizol Corp. ..............       4,623,000
                                             --------------
                                                 46,462,820
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.80%
  1,148,600   Hewlett-Packard Company......      17,550,608
     36,000   International Business
                Machines Corp. ............       2,592,000
    260,000   Pitney Bowes, Inc. ..........      10,327,200
                                             --------------
                                                 30,469,808
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.96%
    142,000   Centex Corp. ................       8,206,180
    141,200   Pulte Homes, Inc. ...........       8,116,176
                                             --------------
                                                 16,322,356
                                             --------------
              CONSUMER GOODS AND SERVICES -- 5.44%
    170,000   Avon Products, Inc. .........       8,880,800
     25,000   Colgate-Palmolive Company....       1,251,250
    210,000   General Electric Company.....       6,100,500
    120,000   Gillette Company.............       4,064,400
     65,000   Kimberly-Clark Corp. ........       4,030,000
    466,200   Leggett & Platt, Inc. .......      10,909,080
    431,000   Philip Morris Companies,
                Inc. ......................      18,826,080
    100,200   Procter & Gamble Company.....       8,947,860
    364,600   Sherwin-Williams Company.....      10,912,478
    281,100   Whirlpool Corp. .............      18,372,696
                                             --------------
                                                 92,295,144
                                             --------------
              DISTRIBUTORS -- 1.90%
    236,200   Arrow Electronics, Inc.(c)...       4,901,150
    272,200   Avnet, Inc. .................       5,985,678
    377,000   Genuine Parts Company........      13,145,990
    247,905   Ingram Micro, Inc. -- Class
                A(c).......................       3,408,694
    127,800   Tech Data Corp.(a)(c)........       4,837,230
                                             --------------
                                                 32,278,742
                                             --------------
              ELECTRONICS -- 1.24%
    180,000   Emerson Electric Company.....       9,631,800
  1,398,600   Solectron Corp.(c)...........       8,601,390
    147,600   Thomas & Betts Corp.(c)......       2,745,360
                                             --------------
                                                 20,978,550
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ENGINEERING -- 0.32%
    140,000   Fluor Corp. .................  $    5,453,000
                                             --------------
              FINANCIAL SERVICES -- 5.49%
    835,500   Citigroup, Inc. .............      32,375,625
    359,800   Fannie Mae...................      26,535,250
    173,000   Freddie Mac..................      10,587,600
    209,800   Lehman Brothers Holdings,
                Inc. ......................      13,116,696
    244,400   Morgan Stanley...............      10,528,752
                                             --------------
                                                 93,143,923
                                             --------------
              FOOD & BEVERAGE -- 3.01%
    140,000   Anheuser-Busch Companies,
                Inc. ......................       7,000,000
    125,000   Coca-Cola Enterprises,
                Inc. ......................       7,000,000
    546,600   ConAgra Foods, Inc. .........      15,113,490
    180,000   PepsiCo, Inc. ...............       8,676,000
    859,239   Tyson Foods, Inc. -- Class
                A..........................      13,326,797
                                             --------------
                                                 51,116,287
                                             --------------
              INSURANCE -- 3.59%
    125,000   Aetna, Inc. .................       5,996,250
    130,000   Allstate Corp. ..............       4,807,400
     27,000   American International Group,
                Inc. ......................       1,842,210
    269,400   Chubb Corp. .................      19,073,520
    160,000   Lincoln National Corp. ......       6,720,000
     70,000   Marsh & McLennan Companies,
                Inc. ......................       6,762,000
    140,000   St. Paul Companies,
                Inc.(a)....................       5,448,800
    270,300   Torchmark Corp. .............      10,325,460
                                             --------------
                                                 60,975,640
                                             --------------
              MACHINERY -- 1.84%
    210,000   Caterpillar, Inc. ...........      10,279,500
    210,000   Deere & Company..............      10,059,000
    240,000   Ingersoll-Rand Company --
                Class A....................      10,958,400
                                             --------------
                                                 31,296,900
                                             --------------
              MANUFACTURING -- 3.55%
    229,000   Cooper Industries, Ltd. --
                Class A....................       8,999,700
    145,000   Eaton Corp.(a)...............      10,548,750
    220,000   Honeywell International,
                Inc. ......................       7,750,600
    228,300   Owens-Illinois, Inc.(a)(c)...       3,136,842
    592,950   Smurfit-Stone Container
                Corp.(c)...................       9,143,289
    250,950   Sonoco Products Company......       7,106,904

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING (CONTINUED)
    110,000   3M Company...................  $   13,530,000
                                             --------------
                                                 60,216,085
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.95%
    165,000   Baxter International,
                Inc. ......................       7,334,250
    170,000   Johnson & Johnson............       8,884,200
                                             --------------
                                                 16,218,450
                                             --------------
              METALS AND MINING -- 0.87%
    240,000   Alcoa, Inc. .................       7,956,000
    105,000   Nucor Corp. .................       6,829,200
                                             --------------
                                                 14,785,200
                                             --------------
              OIL, COAL AND GAS -- 11.18%
    138,100   Amerada Hess Corp.(a)........      11,393,250
    110,000   Baker Hughes, Inc. ..........       3,661,900
    100,000   BP PLC (ADR).................       5,049,000
    105,000   Burlington Resources,
                Inc. ......................       3,990,000
    440,393   ChevronTexaco Corp. .........      38,974,780
    437,300   Conoco, Inc. ................      12,156,940
    140,000   Diamond Offshore Drilling,
                Inc.(a)....................       3,990,000
  1,515,400   Exxon Mobil Corp. ...........      62,010,168
     75,000   Kerr-McGee Corp.(a)..........       4,016,250
     40,000   Murphy Oil Corp. ............       3,300,000
    464,000   Occidental Petroleum
                Corp. .....................      13,915,360
    293,900   Phillips Petroleum Company...      17,304,832
     65,000   Schlumberger, Ltd. ..........       3,022,500
    160,000   Tidewater, Inc. .............       5,267,200
     46,700   Unocal Corp. ................       1,725,098
                                             --------------
                                                189,777,278
                                             --------------
              OIL AND GAS: PIPELINES -- 0.18%
    105,000   El Paso Corp. ...............       2,164,050
    150,000   Williams Companies, Inc. ....         898,500
                                             --------------
                                                  3,062,550
                                             --------------
              PAPER AND FOREST PRODUCTS -- 4.53%
    803,884   Georgia-Pacific Group........      19,759,469
    504,400   International Paper
                Company....................      21,981,752
    518,514   MeadWestvaco Corp. ..........      17,401,330
    119,350   Temple-Inland, Inc. .........       6,905,591
    170,000   Weyerhaeuser Company.........      10,854,500
                                             --------------
                                                 76,902,642
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS -- 3.80%
    125,000   Abbott Laboratories..........  $    4,706,250
    150,000   Bristol-Myers Squibb
                Company....................       3,855,000
     70,000   Eli Lilly & Company..........       3,948,000
    496,100   Merck & Company, Inc. .......      25,122,504
    480,000   Pfizer, Inc. ................      16,800,000
    270,000   Pharmacia Corp. .............      10,111,500
                                             --------------
                                                 64,543,254
                                             --------------
              REAL ESTATE INVESTMENT TRUST -- 0.34%
    200,000   Equity Residential Properties
                Trust(a)...................       5,750,000
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.24%
     80,000   Wyeth........................       4,096,000
                                             --------------
              RETAIL -- 3.07%
    315,700   Federated Department Stores,
                Inc.(c)....................      12,533,290
    180,000   J.C. Penney Company,
                Inc.(a)....................       3,963,600
    346,500   May Department Stores
                Company....................      11,410,245
    444,700   Sears, Roebuck & Company.....      24,147,210
                                             --------------
                                                 52,054,345
                                             --------------
              RETAIL: SUPERMARKET -- 0.51%
    355,700   SUPERVALU, Inc.(a)...........       8,725,321
                                             --------------
              RUBBER PRODUCTS -- 0.59%
    193,100   Cooper Tire & Rubber
                Company....................       3,968,205
    318,695   Goodyear Tire & Rubber
                Company(a).................       5,962,783
                                             --------------
                                                  9,930,988
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 6.27%
    179,800   AT & T Corp. ................       1,923,860
    593,100   BellSouth Corp. .............      18,682,650
  1,801,900   Corning, Inc.(c).............       6,396,745
  6,747,200   Nortel Networks Corp.(c).....       9,783,440
  2,313,800   Qwest Communications
                International, Inc.(c).....       6,478,640
    917,500   SBC Communications, Inc. ....      27,983,750
    964,950   Tellabs, Inc.(c).............       5,982,690
    710,652   Verizon Communications,
                Inc. ......................      28,532,678
  6,871,175   WorldCom, Inc.-WorldCom
                Group(c)...................         618,406
                                             --------------
                                                106,382,859
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION -- 3.05%
    366,500   Burlington Northern Santa Fe
                Corp. .....................  $   10,995,000
    160,000   Canadian National Railway
                Company(a).................       8,288,000
    287,100   CSX Corp.(a).................      10,062,855
    609,900   Norfolk Southern Corp. ......      14,259,462
    130,000   Union Pacific Corp. .........       8,226,400
                                             --------------
                                                 51,831,717
                                             --------------
              UTILITIES: ELECTRIC -- 4.84%
    225,900   Allegheny Energy, Inc.(a)....       5,816,925
    236,300   Ameren Corp.(a)..............      10,163,263
    336,380   American Electric Power
                Company, Inc.(a)...........      13,461,928
    325,700   Cinergy Corp. ...............      11,721,943
    296,200   Consolidated Edison,
                Inc.(a)....................      12,366,350
    125,000   Dominion Resources,
                Inc.(a)....................       8,275,000
    150,000   Duke Energy Corp. ...........       4,665,000
    180,000   Entergy Corp. ...............       7,639,200
     35,750   Reliant Resources,
                Inc.(a)(c).................         312,812
    305,800   Wisconsin Energy Corp.(a)....       7,727,566
                                             --------------
                                                 82,149,987
                                             --------------
              UTILITIES: NATURAL GAS -- 0.47%
    210,000   KeySpan Corp.(a).............       7,906,500
                                             --------------
              TOTAL COMMON STOCK (Cost
                $1,574,351,991)............   1,601,450,682
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.20%
  3,385,123   Merrimac Cash Fund -- Premium
                Class(b) (Cost
                $3,385,123)................       3,385,123
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 2.94%
$ 4,600,000   John Deere Capital Company,
                2.05%, 07/09/02............       4,597,393
  6,050,000   Houston Industries Finance,
                2.65%, 07/02/02............       6,048,664
  6,900,000   Montauk Funding Corp.,
                1.79%, 07/23/02............       6,891,766
  2,083,152   Morgan Stanley,
                2.08%, 11/08/02(b).........       2,083,152
  3,800,000   Starfish Global Funding LLC,
                1.80%, 07/23/02............       3,795,440
  3,348,000   Stellar Funding Group,
                1.80%, 07/02/02............       3,347,498

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              COMMERCIAL PAPER (CONTINUED)
$10,200,000   Stellar Funding Group,
                1.82%, 07/18/02............  $   10,190,202
 10,600,000   Tannehill Capital Company
                LLC,
                1.84%, 07/10/02............      10,594,041
  2,500,000   Textron Financial,
                1.92%, 07/16/02............       2,497,733
                                             --------------
              TOTAL COMMERCIAL PAPER (Cost
                $50,045,889)...............      50,045,889
                                             --------------
              TIME DEPOSITS -- 2.62%
  5,141,601   American Express Centurion
                Bank,
                1.79%, 07/08/02(b).........       5,141,601
  2,056,640   American Express Centurion
                Bank,
                1.79%, 07/22/02(b).........       2,056,640
  1,028,320   Bank of Montreal,
                1.77%, 07/08/02(b).........       1,028,320
  4,113,281   Bank of Nova Scotia,
                1.80%, 07/15/02(b).........       4,113,281
    514,161   Bayerische HypoVereinsbank,
                1.93%, 07/03/02(b).........         514,161
  1,624,575   Bayerische HypoVereinsbank,
                1.80%, 08/08/02(b).........       1,624,575
  1,542,481   Bayerische HypoVereinsbank,
                1.80%, 09/19/02(b).........       1,542,481
  1,542,481   Credit Agricole Indosuez,
                1.94%, 07/01/02(b).........       1,542,481
 12,854,004   Den Danske Bank,
                1.78%, 07/30/02(b).........      12,854,004
  1,028,320   Harris Trust and Savings
                Bank,
                1.80%, 09/18/02(b).........       1,028,320
  6,581,251   Royal Bank Of Canada,
                1.94%, 07/01/02(b).........       6,581,251
  6,169,922   Toronto Dominion,
                1.83%, 08/29/02(b).........       6,169,922
                                             --------------
              TOTAL TIME DEPOSITS (Cost
                $44,197,037)...............      44,197,037
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES -- 1.85%
$ 1,388,994   American Honda Finance,
                Floating Rate,
                1.82%(+), 04/08/03(b)......  $    1,388,994
    891,577   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.79%(+), 11/04/02(b)......         891,577
  2,655,537   Fleet National Bank, Floating
                Rate,
                2.00%(+), 07/03/02(b)......       2,655,537
    752,659   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.98%(+), 07/08/02(b)......         752,659
    445,026   Goldman Sachs Group, Inc.,
                Floating Rate,
                2.12%(+), 08/05/02(b)......         445,026
  2,083,152   Merrill Lynch & Company,
                Floating Rate,
                1.91%(+), 11/26/02(b)......       2,083,152
  6,770,245   Merrill Lynch & Company,
                Floating Rate,
                1.92%(+), 04/16/03(b)......       6,770,245
  7,811,821   Morgan Stanley, Floating
                Rate,
                2.05%(+), 07/02/02(b)......       7,811,821
  8,915,762   Morgan Stanley, Floating
                Rate,
                2.05%(+), 03/25/03(b)......       8,915,762
                                             --------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $31,714,773)...      31,714,773
                                             --------------
              TOTAL SECURITIES (Cost
                $1,703,694,813)............   1,730,793,504
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS -- 2.44%
$10,000,000   With Morgan Stanley, dated
                06/28/02, 2.11%, due
                07/01/02, repurchase
                proceeds at maturity
                $10,001,758 (Collateralized
                by Bank of Novia Scotia,
                6.875%, due 05/01/03, with
                a value of $8,880,083,
                Firstar Bank, N.A., 7.125%,
                due 12/01/09, with a value
                of $1,670,945 and Household
                Finance Corp., 7.00%, due
                05/15/12, with a value of
                $538,309)(b)...............  $   10,000,000
 41,452,287   With Investors Bank & Trust,
                dated 06/28/02, 1.03%, due
                07/01/02, repurchase
                proceeds at maturity
                $41,455,845 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 5.80%, due
                07/01/26, with a value of
                $1,766,903, Fannie Mae,
                5.492%, due 11/01/31, with
                a value of $21,142,462 and
                Fannie Mae, 2.34%, due
                02/25/32, with a value of
                $20,615,550)...............      41,452,287
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $51,452,287).........      51,452,287
                                             --------------
              Total Investments -- 104.98%
                (Cost $1,755,147,100)......   1,782,245,791
              Liabilities less other
                assets -- (4.98)%..........     (84,636,430)
                                             --------------
              NET ASSETS -- 100.00%........  $1,697,609,361
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $1,755,147,100.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $ 184,793,729
    Gross unrealized depreciation.........   (157,695,038)
                                            -------------
    Net unrealized appreciation...........  $  27,098,691
                                            =============

---------------

(a)    All or part of this security is on loan.

(b)    Collateral for securities on loan.

(c)    Non-income producing security.

(ADR) American Depository Receipt.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 97.55%
              ADVERTISING -- 0.02%
      3,700   Omnicom Group, Inc. ...........  $    169,460
                                               ------------
              AEROSPACE -- 0.90%
      4,000   General Dynamics Corp. ........       425,400
      4,100   Goodrich Corp. ................       112,012
      9,150   Lockheed Martin Corp. .........       635,925
      2,250   Northrop Grumman Corp.(a)......       281,250
      8,000   Raytheon Company...............       326,000
     92,500   United Technologies Corp. .....     6,280,750
                                               ------------
                                                  8,061,337
                                               ------------
              AGRICULTURAL EQUIPMENT -- 0.08%
     15,750   Deere & Company................       754,425
                                               ------------
              AIRLINES -- 0.61%
    307,700   AMR Corp.(c)...................     5,187,822
     15,500   Southwest Airlines Company,
                Inc. ........................       250,480
                                               ------------
                                                  5,438,302
                                               ------------
              APPAREL: MANUFACTURING -- 0.20%
     10,350   Jones Apparel Group, Inc.(c)...       388,125
      5,600   Liz Claiborne, Inc. ...........       178,080
     13,700   Nike, Inc. -- Class B(a).......       735,005
      3,200   Reebok International,
                Ltd.(c)......................        94,400
     10,450   V.F. Corp. ....................       409,745
                                               ------------
                                                  1,805,355
                                               ------------
              APPAREL: RETAIL -- 0.29%
     43,700   Limited Brands.................       930,810
      5,800   Nordstrom, Inc. ...............       131,370
    108,900   The Gap, Inc.(a)...............     1,546,380
                                               ------------
                                                  2,608,560
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 0.27%
      9,100   AutoZone, Inc.(c)..............       703,430
      4,900   Dana Corp. ....................        90,797
     27,850   Delphi Automotive Systems
                Corp. .......................       367,620
      7,500   Genuine Parts Company..........       261,525
      4,100   Johnson Controls, Inc. ........       334,601
     11,000   TRW, Inc. .....................       626,780
      3,650   Visteon Corp. .................        51,830
                                               ------------
                                                  2,436,583
                                               ------------
              BANKS -- 5.58%
     17,600   AmSouth Bancorp................       393,888
    186,791   Bank of America Corp. .........    13,142,615

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              BANKS (CONTINUED)
     80,200   Bank One Corp. ................  $  3,086,096
     21,350   BB&T Corp. ....................       824,110
     10,770   Charter One Financial, Inc. ...       370,273
      8,950   Comerica, Inc. ................       549,530
     11,550   Fifth Third Bancorp............       769,808
      6,200   First Tennessee National
                Corp. .......................       237,460
     51,450   FleetBoston Financial Corp. ...     1,664,408
     13,600   Golden West Financial Corp. ...       935,408
     11,500   Huntington Bancshares, Inc. ...       223,330
     99,850   J.P. Morgan Chase & Company....     3,386,912
     28,300   KeyCorp. ......................       772,590
     14,700   Marshall & Ilsley Corp. .......       454,671
     21,350   Mellon Financial Corp. ........       671,031
     54,500   Morgan Stanley.................     2,347,860
     41,350   National City Corp. ...........     1,374,888
      4,600   Northern Trust Corp. ..........       202,676
     75,150   PNC Financial Services Group...     3,928,842
     11,050   Regions Financial Corp. .......       388,407
     16,050   SouthTrust Corp. ..............       419,226
     15,350   State Street Corp. ............       686,145
     13,600   SunTrust Banks, Inc.(a)........       920,992
      9,900   Union Planters Corp. ..........       320,463
     95,100   U.S. Bancorp...................     2,220,585
     93,450   Wachovia Corp. ................     3,567,921
     48,100   Washington Mutual, Inc. .......     1,784,991
     84,400   Wells Fargo & Company..........     4,225,064
      4,200   Zions Bancorporation...........       218,820
                                               ------------
                                                 50,089,010
                                               ------------
              BROADCAST SERVICES/MEDIA -- 4.85%
  1,327,674   AOL Time Warner, Inc.(c).......    19,530,085
    264,400   Clear Channel Communications,
                Inc.(c)......................     8,466,088
     45,800   Comcast Corp. -- Class
                A(a)(c)......................     1,091,872
     11,900   Gannett Company, Inc. .........       903,210
      8,700   McGraw-Hill Companies, Inc. ...       519,390
      2,800   Meredith Corp. ................       107,380
     11,600   Univision Communications,
                Inc. -- Class A(c)...........       364,240
    282,250   Viacom, Inc. -- Class B(c).....    12,523,432
                                               ------------
                                                 43,505,697
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              BUSINESS SERVICES -- 0.32%
      9,000   Convergys Corp.(a)(c)..........  $    175,320
      6,300   Ecolab, Inc. ..................       291,249
     37,800   First Data Corp. ..............     1,406,160
      8,550   Fiserv, Inc.(c)................       313,870
     18,200   Paychex, Inc. .................       569,478
      4,800   Robert Half International,
                Inc.(c)......................       111,840
                                               ------------
                                                  2,867,917
                                               ------------
              CHEMICALS -- 3.50%
     11,100   Air Products and Chemicals,
                Inc. ........................       560,217
      4,200   Ashland, Inc. .................       170,100
     46,100   Dow Chemical Company...........     1,584,918
      3,900   Eastman Chemical Company.......       182,910
    494,100   E. I. du Pont de Nemours and
                Company......................    21,938,040
      6,350   Engelhard Corp. ...............       179,832
      8,100   International Flavors &
                Fragrances, Inc. ............       263,169
     87,350   PPG Industries, Inc. ..........     5,406,965
     11,100   Praxair, Inc. .................       632,367
     11,350   Rohm and Haas Company..........       459,561
                                               ------------
                                                 31,378,079
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.81%
     12,500   Apple Computer, Inc.(c)........       221,500
      4,900   Avery Dennison Corp. ..........       307,475
    515,750   Dell Computer Corp.(c).........    13,481,705
    102,950   EMC Corp.(c)...................       777,273
    143,811   Hewlett-Packard Company........     2,197,432
     82,050   International Business Machines
                Corp. .......................     5,907,600
      6,450   Lexmark International,
                Inc.(c)......................       350,880
     27,250   Network Appliance, Inc.(c).....       338,990
     16,400   Pitney Bowes, Inc. ............       651,408
    150,350   Sun Microsystems, Inc.(c)......       753,253
     35,550   Xerox Corp.(a)(c)..............       247,783
                                               ------------
                                                 25,235,299
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 5.68%
     11,300   Adobe Systems, Inc. ...........       322,050
     11,000   Autodesk, Inc.(a)..............       145,750
     42,200   Automatic Data Processing,
                Inc. ........................     1,837,810
     21,250   BMC Software, Inc.(c)..........       352,750
    500,401   Cisco Systems, Inc.(c).........     6,980,594
      7,900   Citrix Systems, Inc.(a)(c).....        47,716

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     29,150   Computer Associates
                International, Inc. .........  $    463,193
     14,700   Computer Sciences
                Corp.(a)(c)..................       702,660
     16,300   Compuware Corp.(a)(c)..........        98,941
     23,000   Electronic Data Systems
                Corp. .......................       854,450
     10,000   Intuit, Inc.(c)................       497,200
      3,350   Mercury Interactive
                Corp.(a)(c)..................        76,916
    604,600   Microsoft Corp.(c).............    33,071,620
      6,250   NVIDIA Corp.(a)(c).............       107,375
    261,900   Oracle Corp.(c)................     2,480,193
     26,700   PeopleSoft, Inc.(c)............       397,296
      8,700   Rational Software Corp.(c).....        71,427
     21,100   Siebel Systems, Inc.(c)........       300,042
     15,000   Unisys Corp.(c)................       135,000
    102,109   Veritas Software Corp.(c)......     2,020,737
                                               ------------
                                                 50,963,720
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.21%
      3,800   American Standard Companies,
                Inc.(c)......................       285,380
      3,400   Centex Corp. ..................       196,486
      3,800   KB HOME(a).....................       195,738
     42,700   Masco Corp.(a).................     1,157,597
                                               ------------
                                                  1,835,201
                                               ------------
              CONSUMER GOODS AND SERVICES -- 8.81%
      2,300   Alberto-Culver Company -- Class
                B(a).........................       109,940
     11,800   Avon Products, Inc. ...........       616,432
      5,600   Brunswick Corp. ...............       156,800
  1,320,340   Cendant Corp.(a)(c)............    20,966,999
      6,550   Cintas Corp.(a)................       323,766
    110,350   Clorox Company.................     4,562,973
     25,600   Colgate-Palmolive Company......     1,281,280
     14,000   Eastman Kodak Company(a).......       408,380
     14,500   FedEx Corp. ...................       774,300
     13,100   Fortune Brands, Inc. ..........       733,600
    496,250   General Electric Company.......    14,416,063
    571,620   Gillette Company...............    19,360,769
     24,450   Kimberly-Clark Corp. ..........     1,515,900
      9,350   Leggett & Platt, Inc. .........       218,790
      3,150   Maytag Corp. ..................       134,347
     13,500   Newell Rubbermaid, Inc. .......       473,310
      6,850   Pactiv Corp.(c)................       163,030

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
    110,700   Procter & Gamble Company.......  $  9,885,510
      9,900   Sabre Holdings Corp.(c)........       354,420
     13,000   Sherwin-Williams Company.......       389,090
     29,000   Unilever N.V.(ADR).............     1,879,200
      4,500   Whirlpool Corp. ...............       294,120
                                               ------------
                                                 79,019,019
                                               ------------
              DISTRIBUTOR -- 0.05%
      8,100   W.W. Grainger, Inc. ...........       405,810
                                               ------------
              EDUCATION -- 0.04%
      7,900   Apollo Group, Inc. -- Class
                A(c).........................       311,339
                                               ------------
              ELECTRONICS -- 2.18%
    135,300   Agilent Technologies,
                Inc.(c)......................     3,199,845
    278,382   Emerson Electric Company.......    14,896,221
     12,200   Jabil Circuit, Inc.(c).........       257,542
      7,900   Molex, Inc.(a).................       264,887
      9,300   Rockwell Collins, Inc. ........       255,006
     33,050   Sanmina-SCI Corp.(c)...........       208,546
     67,650   Solectron Corp.(c).............       416,047
      4,300   Tektronix, Inc.(c).............        80,453
                                               ------------
                                                 19,578,547
                                               ------------
              ENGINEERING -- 0.02%
      3,800   Fluor Corp. ...................       148,010
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.10%
     15,900   Allied Waste Industries,
                Inc.(c)......................       152,640
     29,650   Waste Management, Inc. ........       772,382
                                               ------------
                                                    925,022
                                               ------------
              FINANCIAL SERVICES -- 5.69%
     64,650   American Express Company.......     2,348,088
      7,600   Bear Stearns Companies,
                Inc.(a)......................       465,120
     12,750   Capital One Financial Corp. ...       778,387
    417,959   Citigroup, Inc. ...............    16,195,911
     25,250   Concord EFS, Inc.(c)...........       761,035
     10,750   Countrywide Credit Industries,
                Inc. ........................       518,688
      6,400   Deluxe Corp. ..................       248,896
      6,400   Equifax, Inc. .................       172,800
     67,300   Fannie Mae.....................     4,963,375
    122,937   Freddie Mac....................     7,523,744
     62,034   Goldman Sachs Group, Inc. .....     4,550,194
      8,350   H & R Block, Inc. .............       385,353
     31,150   Household International,
                Inc. ........................     1,548,155

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
     86,650   Lehman Brothers Holding,
                Inc. ........................  $  5,417,358
     58,050   MBNA Corp. ....................     1,919,713
     41,250   Merrill Lynch & Company,
                Inc. ........................     1,670,625
      8,000   Moody's Corp. .................       398,000
      7,900   SLM Corp. .....................       765,510
     10,200   Stilwell Financial, Inc. ......       185,640
      5,600   T. Rowe Price Group, Inc. .....       184,128
                                               ------------
                                                 51,000,720
                                               ------------
              FOOD AND BEVERAGE -- 5.63%
      2,000   Adolph Coors Company -- Class
                B............................       124,600
     20,850   Albertson's, Inc.(a)...........       635,091
     45,650   Anheuser-Busch Companies,
                Inc. ........................     2,282,500
     56,955   Archer-Daniels-Midland
                Company......................       728,454
      3,000   Brown-Forman Corp. -- Class
                B............................       207,000
     20,200   Campbell Soup Company..........       558,732
    270,509   Coca-Cola Company..............    15,148,504
     17,100   Coca-Cola Enterprises, Inc. ...       377,568
     37,050   ConAgra Foods, Inc. ...........     1,024,433
     17,900   General Mills, Inc. ...........       789,032
      6,600   Hershey Foods Corp. ...........       412,500
      7,050   H.J. Heinz Company.............       289,755
     19,650   Kellogg Company................       704,649
     13,200   Pepsi Bottling Group, Inc. ....       406,560
    413,704   PepsiCo, Inc. .................    19,940,533
    107,750   Philip Morris Companies,
                Inc. ........................     4,706,520
     38,700   Sara Lee Corp. ................       798,768
     31,550   SYSCO Corp. ...................       858,791
      8,100   UST, Inc. .....................       275,400
      4,500   Wm. Wrigley Jr. Company........       249,075
                                               ------------
                                                 50,518,465
                                               ------------
              INSURANCE -- 5.27%
     12,850   ACE, Ltd. .....................       406,060
     10,200   Aetna, Inc. ...................       489,294
    495,100   AFLAC, Inc.(a).................    15,843,200
     35,250   Allstate Corp. ................     1,303,545
      5,100   Ambac Financial Group, Inc. ...       342,720
    277,035   American International Group,
                Inc. ........................    18,902,098
     13,100   Aon Corp. .....................       386,188
      8,650   Chubb Corp. ...................       612,420
      9,800   CIGNA Corp. ...................       954,716
      7,600   Cincinnati Financial Corp. ....       353,628

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              INSURANCE (CONTINUED)
      4,900   Hartford Financial Services
                Group, Inc. .................  $    291,403
      7,400   Jefferson-Pilot Corp. .........       347,800
     14,600   John Hancock Financial
                Services, Inc. ..............       513,920
      3,800   Lincoln National Corp. ........       159,600
      4,000   Loews Corp. ...................       211,960
     13,700   Marsh & McLennan Companies,
                Inc. ........................     1,323,420
      7,050   MBIA, Inc. ....................       398,537
     47,600   MetLife, Inc. .................     1,370,880
      6,950   MGIC Investment Corp. .........       471,210
     18,950   Progressive Corp. .............     1,096,257
      5,700   SAFECO Corp. ..................       176,073
      4,150   St. Paul Companies, Inc. ......       161,518
      5,650   Torchmark Corp. ...............       215,830
     13,000   UnumProvident Corp. ...........       330,850
      6,650   XL Capital, Ltd. -- Class A....       563,255
                                               ------------
                                                 47,226,382
                                               ------------
              INTERNET SERVICES -- 0.05%
     27,300   Yahoo!, Inc.(c)................       402,948
                                               ------------
              LEISURE AND RECREATION -- 0.21%
     29,400   Carnival Corp. ................       814,086
      5,200   Harrah's Entertainment,
                Inc.(c)......................       230,620
     16,600   Hilton Hotels Corp. ...........       230,740
      4,450   International Game
                Technology(c)................       252,315
      4,700   Marriott International,
                Inc. -- Class A..............       178,835
      4,200   Starwood Hotels & Resorts
                Worldwide, Inc. .............       138,138
                                               ------------
                                                  1,844,734
                                               ------------
              MACHINERY AND OTHER PRODUCTS -- 0.09%
     13,650   Dover Corp. ...................       477,750
      3,100   Ingersoll-Rand Company -- Class
                A............................       141,546
     10,150   Rockwell Automation, Inc. .....       202,797
                                               ------------
                                                    822,093
                                               ------------
              MANUFACTURING -- 2.24%
      2,900   Ball Corp. ....................       120,292
      5,100   Bemis Company, Inc. ...........       242,250
      7,050   Cooper Industries,
                Ltd. -- Class A..............       277,065
      3,300   Crane Company..................        83,754

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING (CONTINUED)
      6,200   Danaher Corp.(a)...............  $    411,370
      5,600   Eaton Corp.(a).................       407,400
     15,800   Honeywell International,
                Inc. ........................       556,634
    193,900   Illinois Tool Works, Inc. .....    13,243,370
      3,950   ITT Industries, Inc. ..........       278,870
      5,600   Parker-Hannifin Corp. .........       267,624
      4,400   Sealed Air Corp.(a)(c).........       177,188
      6,750   Textron, Inc. .................       316,575
     19,450   3M Company.....................     2,392,350
     98,350   Tyco International, Ltd. ......     1,328,709
                                               ------------
                                                 20,103,451
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.64%
     12,200   Health Management Associates,
                Inc. -- Class A(c)...........       245,830
     18,300   HEALTHSOUTH Corp.(c)...........       234,057
      4,900   Humana, Inc.(c)................        76,587
     30,100   Immunex Corp.(c)...............       672,434
      9,400   Manor Care, Inc.(c)............       216,200
     12,300   McKesson HBOC, Inc. ...........       402,210
     15,150   Tenet Healthcare Corp.(c)......     1,083,982
     20,650   UnitedHealth Group, Inc. ......     1,890,507
     12,400   Wellpoint Health Networks,
                Inc.(a)(c)...................       964,844
                                               ------------
                                                  5,786,651
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 5.46%
     11,900   Baxter International, Inc. ....       528,955
     13,100   Becton, Dickinson & Company....       451,295
    351,100   Biomet, Inc. ..................     9,521,832
     21,400   Boston Scientific Corp.(c).....       627,448
      8,100   Chiron Corp.(c)................       286,335
      2,500   C.R. Bard, Inc. ...............       141,450
      9,750   Genzyme Corp.(c)...............       187,590
    226,600   Guidant Corp.(c)...............     6,850,118
    153,700   Johnson & Johnson..............     8,032,362
    489,257   Medtronic, Inc. ...............    20,964,662
      6,750   St. Jude Medical, Inc.(c)......       498,487
     10,300   Stryker Corp. .................       551,153
      9,360   Zimmer Holdings, Inc.(c).......       333,778
                                               ------------
                                                 48,975,465
                                               ------------
              METALS AND MINING -- 1.29%
     19,350   Alcan, Inc. ...................       726,012
    271,917   Alcoa, Inc. ...................     9,014,049

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              METALS AND MINING (CONTINUED)
     29,000   Barrick Gold Corp.(a)..........  $    550,710
      8,000   Freeport-McMoRan Copper & Gold,
                Inc. -- Class B(c)...........       142,800
     18,850   Newmont Mining Corp.(a)........       496,321
      4,300   Nucor Corp. ...................       279,672
      5,150   Phelps Dodge Corp.(c)..........       212,180
     17,150   Placer Dome, Inc. .............       192,251
                                               ------------
                                                 11,613,995
                                               ------------
              MOTOR VEHICLES -- 0.47%
     88,800   Ford Motor Company.............     1,420,800
     28,350   General Motors Corp.(a)........     1,515,307
     14,000   Harley-Davidson, Inc.(a).......       717,780
      3,100   Navistar International
                Corp.(c).....................        99,200
     10,425   PACCAR, Inc.(a)................       462,766
                                               ------------
                                                  4,215,853
                                               ------------
              OIL, COAL AND GAS -- 8.09%
      4,600   Amerada Hess Corp. ............       379,500
     15,050   Apache Corp. ..................       865,074
      8,800   Baker Hughes, Inc. ............       292,952
      7,700   BJ Services Company(c).........       260,876
      4,000   Burlington Resources, Inc. ....       152,000
     67,196   ChevronTexaco Corp. ...........     5,946,846
    760,117   Conoco, Inc. ..................    21,131,253
      7,700   Devon Energy Corp.(a)..........       379,456
    496,650   Exxon Mobil Corp. .............    20,322,918
     26,350   Halliburton Company............       420,019
     27,550   Marathon Oil Corp. ............       747,156
      8,300   Nabors Industries, Ltd.(c).....       292,990
      5,450   Noble Corp.(c).................       210,370
     24,500   Occidental Petroleum Corp. ....       734,755
     24,240   Phillips Petroleum Company.....     1,427,251
    136,500   Royal Dutch Petroleum Company..     7,544,355
      8,700   Sunoco, Inc. ..................       309,981
    338,600   Transocean, Inc. ..............    10,547,390
     16,400   Unocal Corp. ..................       605,816
                                               ------------
                                                 72,570,958
                                               ------------
              OIL AND GAS: PIPELINES -- 0.08%
     18,200   Dynegy, Inc. -- Class A........       131,040
     10,150   El Paso Corp. .................       209,191

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS: PIPELINES (CONTINUED)
      5,950   Kinder Morgan, Inc. ...........  $    226,219
     24,200   Williams Companies, Inc. ......       144,958
                                               ------------
                                                    711,408
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.24%
      2,800   Boise Cascade Corp. ...........        96,684
     17,200   Georgia-Pacific Corp. .........       422,776
     24,750   International Paper Company....     1,078,605
      4,300   MeadWestvaco Corp. ............       144,308
      2,500   Temple-Inland, Inc. ...........       144,650
      4,550   Weyerhaeuser Company...........       290,518
                                               ------------
                                                  2,177,541
                                               ------------
              PHARMACEUTICALS -- 7.60%
     31,200   Abbott Laboratories............     1,174,680
      5,800   Allergan, Inc. ................       387,150
      4,800   AmerisourceBergen Corp.(a).....       364,800
     94,350   Bristol-Myers Squibb Company...     2,424,795
    180,300   Eli Lilly & Company............    10,168,920
      8,800   Forest Laboratories, Inc.(c)...       623,040
     16,750   King Pharmaceuticals,
                Inc.(c)......................       372,688
    113,550   Merck & Company, Inc. .........     5,750,172
    907,853   Pfizer, Inc. ..................    31,774,855
    354,751   Pharmacia Corp. ...............    13,285,425
     70,100   Schering-Plough Corp. .........     1,724,460
      5,900   Watson Pharmaceuticals,
                Inc.(c)......................       149,093
                                               ------------
                                                 68,200,078
                                               ------------
              PUBLISHING -- 0.18%
      7,300   Knight-Ridder, Inc. ...........       459,535
      7,400   New York Times Company -- Class
                A............................       381,100
      4,950   R.R. Donnelley and Sons
                Company......................       136,373
     14,900   Tribune Company................       648,150
                                               ------------
                                                  1,625,158
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.18%
     20,000   Equity Office Properties
                Trust........................       602,000
     14,300   Equity Residential Properties
                Trust........................       411,125
      8,250   Plum Creek Timber Company,
                Inc. ........................       253,275
      8,700   Simon Property Group, Inc. ....       320,508
                                               ------------
                                                  1,586,908
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              RESEARCH AND DEVELOPMENT -- 1.08%
     50,500   Amgen, Inc.(c).................  $  2,114,940
      2,650   Biogen, Inc.(c)................       109,789
    177,214   Gilead Sciences, Inc.(a)(c)....     5,826,796
      9,300   MedImmune, Inc.(c).............       245,520
      5,300   Quintiles Transnational
                Corp.(c).....................        66,197
     25,700   Wyeth..........................     1,315,840
                                               ------------
                                                  9,679,082
                                               ------------
              RETAIL -- 4.93%
     24,800   Bed Bath & Beyond, Inc.(c).....       935,952
     27,725   Best Buy Company, Inc.(c)......     1,006,418
     15,950   Circuit City Stores-Circuit
                City Group...................       299,063
     22,250   Costco Wholesale Corp.(a)(c)...       859,295
      6,800   Dillard's, Inc. -- Class A.....       178,772
     17,250   Dollar General Corp. ..........       328,267
      7,950   Family Dollar Stores...........       280,237
     13,600   Federated Department Stores,
                Inc.(c)......................       539,920
    200,600   Home Depot, Inc. ..............     7,368,038
     23,750   J.C. Penney Company, Inc.(a)...       522,975
     16,550   Kohl's Corp.(c)................     1,159,824
     67,050   Lowe's Companies, Inc. ........     3,044,070
     14,850   May Department Stores Company..       489,011
     30,800   Office Depot, Inc.(c)..........       517,440
     14,900   RadioShack Corp.(a)(c).........       447,894
     16,100   Sears, Roebuck & Company.......       874,230
    478,900   Staples, Inc.(a)...............     9,434,330
     44,250   Target Corp. ..................     1,685,925
      7,400   Tiffany & Company..............       260,480
     47,200   TJX Companies, Inc. ...........       925,592
     20,400   Walgreen Company...............       788,052
    223,150   Wal-Mart Stores, Inc. .........    12,275,482
                                               ------------
                                                 44,221,267
                                               ------------
              RETAIL: RESTAURANTS -- 1.64%
      7,500   Darden Restaurants, Inc.(a)....       185,250
    464,733   McDonald's Corp. ..............    13,221,654
     18,800   Starbucks Corp.(c).............       467,180
      5,500   Wendy's International, Inc. ...       219,065
     20,000   Yum! Brands, Inc.(c)...........       585,000
                                               ------------
                                                 14,678,149
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              RETAIL: SUPERMARKETS -- 0.13%
     39,600   Kroger Company(c)..............  $    788,040
     12,000   SUPERVALU, Inc. ...............       294,360
      7,800   Winn-Dixie Stores, Inc.(a).....       121,602
                                               ------------
                                                  1,204,002
                                               ------------
              RUBBER PRODUCTS -- 0.04%
      4,750   Cooper Tire & Rubber Company...        97,613
     13,100   Goodyear Tire & Rubber
                Company(a)...................       245,101
                                               ------------
                                                    342,714
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.07%
     11,150   Applied Biosystems
                Group-Applera Corp. .........       217,313
      6,700   Pall Corp. ....................       139,025
      8,800   Thermo Electron Corp.(c).......       145,200
      6,250   Waters Corp.(c)................       166,875
                                               ------------
                                                    668,413
                                               ------------
              SEMICONDUCTORS -- 3.78%
     24,650   Altera Corp.(c)................       335,240
     30,700   Analog Devices, Inc.(c)........       911,790
    106,700   Applied Materials, Inc.(c).....     2,029,434
     11,950   Broadcom Corp. -- Class
                A(a)(c)......................       209,603
    886,125   Intel Corp. ...................    16,189,504
      8,800   KLA-Tencor Corp.(c)............       387,112
     19,800   Linear Technology Corp. .......       622,314
     10,300   LSI Logic Corp.(c).............        90,125
     19,900   Maxim Integrated Products,
                Inc.(c)......................       762,767
     12,650   National Semiconductor
                Corp.(c).....................       369,000
      6,500   Novellus Systems, Inc.(a)(c)...       221,000
     12,750   PMC-Sierra, Inc.(a)(c).........       118,192
      7,600   QLogic Corp.(c)................       289,560
      3,500   Teradyne, Inc.(c)..............        82,250
    263,450   Texas Instruments, Inc. .......     6,243,765
    226,700   Xilinx, Inc.(c)................     5,084,881
                                               ------------
                                                 33,946,537
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT &
                SERVICES -- 3.13%
     14,750   ALLTEL Corp. ..................       693,250
      5,000   Andrew Corp.(a)(c).............        71,650
    186,200   AT&T Corp. ....................     1,992,340
    123,750   AT&T Wireless Services,
                Inc.(a)(c)...................       723,938

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT & SERVICES
                (CONTINUED)
    126,250   BellSouth Corp. ...............  $  3,976,875
     12,850   CenturyTel, Inc. ..............       379,075
     18,900   CIENA Corp.(c).................        79,191
     14,700   Citizens Communications
                Company(a)(c)................       122,892
      7,700   Comverse Technology, Inc.(c)...        71,302
    583,245   Motorola, Inc. ................     8,410,393
     14,800   QUALCOMM, Inc.(c)..............       406,852
    163,450   SBC Communications, Inc. ......     4,985,225
      8,100   Scientific-Atlanta, Inc.(a)....       133,245
     43,950   Sprint Corp.(FON Group)........       466,310
     21,050   Sprint Corp.(PCS
                Group)(a)(c).................        94,093
     20,950   Tellabs, Inc.(c)...............       129,890
    132,650   Verizon Communications,
                Inc. ........................     5,325,898
                                               ------------
                                                 28,062,419
                                               ------------
              TOOLS -- 0.04%
      3,500   Black & Decker Corp. ..........       168,700
      1,800   Snap-on, Inc. .................        53,442
      3,650   Stanley Works..................       149,687
                                               ------------
                                                    371,829
                                               ------------
              TOYS -- 0.10%
     11,300   Hasbro, Inc. ..................       153,228
     28,700   Mattel, Inc. ..................       604,996
     10,300   Toys "R" Us, Inc.(c)...........       179,941
                                               ------------
                                                    938,165
                                               ------------
              TRANSPORTATION -- 0.20%
     18,400   Burlington Northern Santa Fe
                Corp. .......................       552,000
      9,700   CSX Corp. .....................       339,985
      7,500   Norfolk Southern Corp. ........       175,350
     12,000   Union Pacific Corp. ...........       759,360
                                               ------------
                                                  1,826,695
                                               ------------
              TRANSPORTATION: FREIGHT -- 1.17%
    169,700   United Parcel Service,
                Inc. -- Class B(a)...........    10,478,975
                                               ------------
              UTILITIES -- 1.25%
      9,400   Allegheny Energy, Inc. ........       242,050
     16,500   American Electric Power
                Company, Inc.(a).............       660,330
     11,100   American Power Conversion
                Corp.(c).....................       140,193

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              UTILITIES (CONTINUED)
      7,400   Cinergy Corp. .................  $    266,326
     10,250   Consolidated Edison, Inc. .....       427,937
      8,300   Constellation Energy Group,
                Inc. ........................       243,522
      7,850   DTE Energy Company.............       350,424
     12,050   Dominion Resources, Inc. ......       797,710
     39,750   Duke Energy Corp. .............     1,236,225
     13,700   Entergy Corp. .................       581,428
     14,250   FirstEnergy Corp. .............       475,665
      6,250   KeySpan Corp. .................       235,312
     24,950   Mirant Corp.(c)................       182,135
      3,650   NICOR, Inc. ...................       166,987
     10,100   NiSource, Inc. ................       220,483
      1,700   Peoples Energy Corp. ..........        61,982
     31,950   PG&E Corp.(c)..................       571,585
      7,100   Pinnacle West Capital Corp. ...       280,450
      6,600   PPL Corp. .....................       218,328
     10,500   Progress Energy, Inc. .........       546,105
     10,300   Public Service Enterprise
                Group, Inc. .................       445,990
     27,350   Reliant Energy, Inc. ..........       462,215
     12,300   Sempra Energy..................       272,199
     33,400   Southern Company...............       915,160
      8,000   Teco Energy, Inc.(a)...........       198,000
     12,950   TXU Corp. .....................       667,573
     18,550   Xcel Energy, Inc. .............       311,084
                                               ------------
                                                 11,177,398
                                               ------------
              UTILITIES: ELECTRIC -- 0.06%
     26,700   AES Corp.(c)...................       144,714
     25,900   Edison International(c)........       440,300
                                               ------------
                                                    585,014
                                               ------------
              TOTAL COMMON STOCK (Cost
                $955,822,180)................   875,100,159
                                               ------------
              REGULATED INVESTMENT COMPANY -- 0.24%
  2,112,939   Merrimac Cash Fund -- Money
                Market(b) (Cost
                $2,112,939)..................     2,112,939
                                               ------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 0.15%
$ 1,300,271   Morgan Stanley,
                2.08%, 11/08/02(b) (Cost
                $1,300,271)..................     1,300,271
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                        -----
              TIME DEPOSITS -- 3.25%
$ 3,247,641   American Express Centurion
                Bank,
                1.79%, 07/08/02(b)...........  $  3,247,641
  1,299,057   American Express Centurion
                Bank,
                1.79%, 07/22/02(b)...........     1,299,057
    649,528   Bank of Montreal,
                1.77%, 07/08/02(b)...........       649,528
  2,598,113   Bank of Nova Scotia,
                1.80%, 07/15/02(b)...........     2,598,113
    324,764   Bayerische HypoVereinsbank,
                1.93%, 07/03/02(b)...........       324,764
  2,273,349   Bayerische HypoVereinsbank,
                1.80%, 08/08/02(b)...........     2,273,349
    974,292   Bayerische HypoVereinsbank,
                1.80%, 09/19/02(b)...........       974,292
    974,292   Credit Agricole,
                1.94%, 07/01/02(b)...........       974,292
  8,119,103   Den Danske Bank,
                1.78%, 07/30/02(b)...........     8,119,103
    649,528   Harris Trust and Savings Bank,
                1.80%, 09/18/02(b)...........       649,528
  4,156,980   Royal Bank Of Canada,
                1.94%, 07/01/02(b)...........     4,156,980
  3,897,169   Toronto Dominion,
                1.83%, 08/29/02(b)...........     3,897,169
                                               ------------
              TOTAL TIME DEPOSITS (Cost
                $29,163,816).................    29,163,816
                                               ------------
              SHORT TERM CORPORATE NOTES -- 2.76%
    975,202   American Honda Finance,
                Floating Rate,
                1.82%(+), 04/08/03(b)........       975,202
    650,135   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.79%(+), 11/04/02(b)........       650,135
  2,946,400   Fleet National Bank, Floating
                Rate,
                2.00%(+), 07/03/02(b)........     2,946,400
  2,241,181   Goldman Sachs, Floating Rate,
                1.98%(+), 07/08/02(b)........     2,241,181
  1,072,896   Goldman Sachs, Floating Rate,
                2.12%(+), 08/05/02(b)........     1,072,896
  1,300,271   Merrill Lynch & Company,
                Floating Rate,
                1.91%(+), 11/26/02(b)........     1,300,271
  4,225,879   Merrill Lynch & Company,
                Floating Rate,
                1.92%(+), 04/16/03(b)........     4,225,879

 PRINCIPAL                                        VALUE
 ---------                                        -----
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 4,876,014   Morgan Stanley, Floating Rate,
                2.05%(+), 07/02/02(b)........  $  4,876,014
  6,501,352   Morgan Stanley, Floating Rate,
                2.05%(+), 03/25/03(b)........     6,501,352
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $24,789,330).....    24,789,330
                                               ------------
              TOTAL SECURITIES (Cost
                $1,013,188,536)..............   932,466,515
                                               ------------
              REPURCHASE AGREEMENT -- 2.58%
 23,139,811   With Investors Bank & Trust,
                dated 06/28/02, 1.03%, due
                07/01/02, repurchase proceeds
                at maturity $23,141,797
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                5.525%, due 06/01/24, with a
                value of $6,571,267 and
                Fannie Mae, 6.50%, due
                07/01/16, with a value of
                $17,725,834) (Cost
                $23,139,811).................    23,139,811
                                               ------------
              Total Investments -- 106.53%
                (Cost $1,036,328,347)........   955,606,326
              Liabilities less other
                assets -- (6.53)%............   (58,558,479)
                                               ------------
              NET ASSETS -- 100.00%..........  $897,047,847
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $1,036,328,347.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $  28,070,430
    Gross unrealized depreciation.........   (108,792,451)
                                            -------------
    Net unrealized depreciation...........  $ (80,722,021)
                                            =============

---------------

(a) All or part of this security is on loan.

(b) Collateral for securities on loan.

(c) Non-income producing security.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 96.72%
              AEROSPACE AND DEFENSE -- 4.50%
    177,956   General Dynamics Corp. ......  $   18,925,621
    365,012   Lockheed Martin Corp. .......      25,368,334
    148,500   United Technologies Corp. ...      10,083,150
                                             --------------
                                                 54,377,105
                                             --------------
              AIRLINES -- 0.48%
    360,792   Southwest Airlines Company...       5,830,399
                                             --------------
              APPAREL: MANUFACTURING -- 0.44%
     99,000   Nike, Inc. -- Class B(a).....       5,311,350
                                             --------------
              APPAREL: RETAIL -- 0.10%
     88,900   The Gap, Inc.(a).............       1,262,380
                                             --------------
              AUTOMOBILES -- 2.59%
    526,250   Bayerische Motoren Werke
                AG.........................      21,322,597
    188,422   General Motors Corp.(a)......      10,071,156
                                             --------------
                                                 31,393,753
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.19%
     29,600   AutoZone, Inc.(c)............       2,288,080
                                             --------------
              BANKS -- 0.33%
    106,200   Washington Mutual, Inc. .....       3,941,082
                                             --------------
              BROADCAST SERVICES/MEDIA -- 0.88%
     81,500   AOL Time Warner, Inc.(c).....       1,198,865
     56,500   Comcast Corp. -- Class
                A(a)(c)....................       1,346,960
    182,954   Viacom, Inc. -- Class B(c)...       8,117,669
                                             --------------
                                                 10,663,494
                                             --------------
              BUSINESS SERVICES -- 0.38%
    239,000   Accenture, Ltd. -- Class
                A(a)(c)....................       4,541,000
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.92%
    862,852   Dell Computer Corp.(c).......      22,554,951
    336,600   EMC Corp.(c).................       2,541,330
    128,000   International Business
                Machines Corp. ............       9,216,000
    211,000   Sun Microsystems, Inc.(c)....       1,057,110
                                             --------------
                                                 35,369,391
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 9.97%
     46,900   Adobe Systems, Inc. .........       1,336,650
    134,500   Automatic Data Processing,
                Inc. ......................       5,857,475
  1,267,740   Cisco Systems, Inc.(c).......      17,684,973
    172,000   Electronic Arts,
                Inc.(a)(c).................      11,360,600
    140,000   Electronic Data Systems
                Corp.(a)...................       5,201,000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     45,900   Intuit, Inc.(c)..............  $    2,282,148
  1,193,935   Microsoft Corp.(c)...........      65,308,244
    427,500   Oracle Corp.(c)..............       4,048,425
    138,000   Siebel Systems, Inc.(c)......       1,962,360
    283,500   VERITAS Software Corp.(c)....       5,610,465
                                             --------------
                                                120,652,340
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.59%
    116,048   Lennar Corp.(a)..............       7,102,138
                                             --------------
              CONSUMER GOODS AND SERVICES -- 8.72%
     80,300   Cendant Corp.(a)(c)..........       1,275,164
    111,900   Clorox Company...............       4,627,065
    277,500   Colgate-Palmolive
                Company(a).................      13,888,875
     99,600   Estee Lauder Companies,
                Inc. -- Class A(a).........       3,505,920
     81,404   FedEx Corp. .................       4,346,974
  1,666,695   General Electric Company.....      48,417,490
    215,800   Gillette Company.............       7,309,146
     45,900   Newell Rubbermaid, Inc. .....       1,609,254
    112,200   Procter & Gamble Company.....      10,019,460
    169,500   United Parcel Service,
                Inc. -- Class B(a).........      10,466,625
                                             --------------
                                                105,465,973
                                             --------------
              ELECTRONICS -- 0.64%
    142,928   L-3 Communications Holdings,
                Inc.(c)....................       7,718,112
                                             --------------
              FINANCIAL SERVICES -- 6.10%
    439,145   Citigroup, Inc. .............      17,016,869
     84,100   Concord EFS, Inc.(c).........       2,534,774
    176,000   Fannie Mae...................      12,980,000
     77,500   Franklin Resources, Inc. ....       3,304,600
     58,300   Freddie Mac..................       3,567,960
    236,293   Lehman Brothers Holdings,
                Inc. ......................      14,773,038
     71,800   MBNA Corp. ..................       2,374,426
    178,476   SLM Corp. ...................      17,294,324
                                             --------------
                                                 73,845,991
                                             --------------
              FOOD AND BEVERAGE -- 7.65%
    521,549   Anheuser-Busch Companies,
                Inc. ......................      26,077,450
    217,500   Coca-Cola Company............      12,180,000
    281,800   Kraft Foods, Inc. ...........      11,539,710
    762,714   PepsiCo, Inc. ...............      36,762,815

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
    221,000   SYSCO Corp. .................  $    6,015,620
                                             --------------
                                                 92,575,595
                                             --------------
              INSURANCE -- 3.49%
    451,612   American International Group,
                Inc. ......................      30,813,487
     73,500   Marsh & McLennan Companies,
                Inc. ......................       7,100,100
     41,100   Prudential Financial,
                Inc.(c)....................       1,371,096
     34,400   XL Capital, Ltd. -- Class
                A..........................       2,913,680
                                             --------------
                                                 42,198,363
                                             --------------
              INTERNET SERVICES -- 0.51%
     83,200   eBay. Inc.(a)(c).............       5,126,784
     23,900   Hotels.com -- Class
                A(a)(c)....................       1,009,297
                                             --------------
                                                  6,136,081
                                             --------------
              LEISURE AND RECREATION -- 1.06%
    146,583   Four Seasons Hotels,
                Inc.(a)....................       6,874,743
    127,902   MGM MIRAGE(a)(c).............       4,316,692
     49,000   Starwood Hotels & Resorts
                Worldwide, Inc. ...........       1,611,610
                                             --------------
                                                 12,803,045
                                             --------------
              MANUFACTURING -- 0.71%
     70,152   3M Company...................       8,628,696
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 6.68%
     59,300   Anthem, Inc.(a)(c)...........       4,001,564
     28,900   HCA, Inc. ...................       1,372,750
     97,572   Laboratory Corp. of America
                Holdings(a)(c).............       4,454,162
    118,162   Quest Diagnostics,
                Inc.(a)(c).................      10,167,840
    438,290   Tenet Healthcare Corp.(c)....      31,359,649
     35,400   Triad Hospitals, Inc.(c).....       1,500,252
    305,548   UnitedHealth Group, Inc. ....      27,972,919
                                             --------------
                                                 80,829,136
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 5.91%
    430,634   Baxter International,
                Inc. ......................      19,141,681
     72,300   Boston Scientific Corp.(c)...       2,119,836
    646,592   Johnson & Johnson............      33,790,898
    142,500   McKesson Corp. ..............       4,659,750
    274,054   Medtronic, Inc. .............      11,743,214
                                             --------------
                                                 71,455,379
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL, COAL AND GAS -- 2.12%
     80,300   Anadarko Petroleum Corp. ....  $    3,958,790
    179,000   Baker Hughes, Inc. ..........       5,958,910
     69,500   BP PLC (ADR).................       3,509,055
    111,500   ENSCO International,
                Inc.(a)....................       3,039,490
     71,700   EOG Resources, Inc.(a).......       2,846,490
     78,500   Noble Corp.(c)...............       3,030,100
     47,800   Smith International,
                Inc.(a)(c).................       3,259,482
                                             --------------
                                                 25,602,317
                                             --------------
              OPTICAL SUPPLIES -- 0.17%
     59,300   Alcon, Inc.(c)...............       2,019,758
                                             --------------
              PHARMACEUTICALS -- 10.98%
     84,000   Abbott Laboratories..........       3,162,600
    199,000   Cardinal Health, Inc. .......      12,220,590
    128,100   Caremark Rx, Inc.(a)(c)......       2,113,650
    236,500   Eli Lilly & Company..........      13,338,600
    127,500   IDEC Pharmaceuticals
                Corp.(a)(c)................       4,519,875
  1,932,677   Pfizer, Inc. ................      67,643,695
    558,959   Pharmacia Corp. .............      20,933,015
    293,000   Schering-Plough Corp. .......       7,207,800
     26,300   Teva Pharmaceutical
                Industries, Ltd. (ADR).....       1,756,314
                                             --------------
                                                132,896,139
                                             --------------
              RESEARCH AND DEVELOPMENT -- 4.24%
    451,669   Amgen, Inc.(c)...............      18,915,898
    186,500   Genentech, Inc.(c)...........       6,247,750
    100,300   Gilead Sciences, Inc.(c).....       3,297,864
     92,000   MedImmune, Inc.(c)...........       2,428,800
    398,000   Wyeth........................      20,377,600
                                             --------------
                                                 51,267,912
                                             --------------
              RETAIL -- 9.81%
     91,000   Costco Wholesale
                Corp.(a)(c)................       3,514,420
    465,030   Home Depot, Inc. ............      17,080,552
     32,500   Kohl's Corp.(c)..............       2,277,600
    272,968   Lowe's Companies, Inc.(a)....      12,392,747
    125,300   Staples, Inc.(a)(c)..........       2,468,410
    579,759   Tiffany & Company............      20,407,517
    373,300   Walgreen Company.............      14,420,579
    838,926   Wal-Mart Stores, Inc. .......      46,149,319
                                             --------------
                                                118,711,144
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL: RESTAURANTS -- 0.18%
     85,000   Starbucks Corp.(c)...........  $    2,112,250
                                             --------------
              SEMICONDUCTORS -- 2.78%
    109,000   Applied Materials, Inc.(c)...       2,073,180
  1,210,400   Intel Corp. .................      22,114,008
    184,000   Maxim Integrated Products,
                Inc.(c)....................       7,052,720
    185,138   Taiwan Semiconductor
                Manufacturing Company, Ltd.
                (ADR)(a)(c)................       2,406,794
                                             --------------
                                                 33,646,702
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.60%
     95,600   Motorola, Inc. ..............       1,378,552
    165,400   Nokia Oyj.(ADR)..............       2,394,992
    399,370   QUALCOMM, Inc.(c)............      10,978,681
    340,000   Vodafone Group PLC (ADR)(a)..       4,641,000
                                             --------------
                                                 19,393,225
                                             --------------
              TOTAL COMMON STOCK (Cost
                $1,346,108,222)............   1,170,038,330
                                             --------------
              PREFERRED STOCK -- 0.41%
              AUTOMOBILES
     10,528   Porsche AG (Cost
                $4,105,120)................       5,006,614
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.31%
  3,754,928   Merrimac Cash Fund -- Money
                Market(b) (Cost
                $3,754,928)................       3,754,928
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 0.19%
$ 2,310,725   Morgan Stanley,
                2.08%, 11/08/02(b) (Cost
                $2,310,725)................       2,310,725
                                             --------------
              TIME DEPOSITS -- 4.29%
  5,782,127   American Express Centurion
                Bank,
                1.79%, 07/08/02(b).........       5,782,127
  2,312,851   American Express Centurion
                Bank,
                1.79%, 07/22/02(b).........       2,312,851
  1,156,425   Bank of Montreal,
                1.77%, 07/08/02(b).........       1,156,425
  4,625,702   Bank of Nova Scotia,
                1.80%, 07/15/02(b).........       4,625,702
    578,213   Bayerische HypoVereinsbank,
                1.93%, 07/03/02(b).........         578,213

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 4,047,489   Bayerische HypoVereinsbank,
                1.80%, 08/08/02(b).........  $    4,047,489
  1,734,638   Bayerische HypoVereinsbank,
                1.80%, 09/19/02(b).........       1,734,638
  1,734,638   Credit Agricole,
                1.94%, 07/01/02(b).........       1,734,638
 14,455,319   Den Danske Bank,
                1.78%, 07/30/02(b).........      14,455,319
  1,156,425   Harris Trust and Savings
                Bank,
                1.80%, 09/18/02(b).........       1,156,425
  7,401,124   Royal Bank of Canada,
                1.94%, 07/01/02(b).........       7,401,124
  6,938,553   Toronto Dominion,
                1.83%, 08/29/02(b).........       6,938,553
                                             --------------
              TOTAL TIME DEPOSITS (Cost
                $51,923,504)...............      51,923,504
                                             --------------
              SHORT TERM CORPORATE NOTES -- 3.64%
  1,733,044   American Honda Finance,
                Floating Rate,
                1.82%(+), 04/08/03(b)......       1,733,044
  1,155,362   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.79%(+), 11/04/02(b)......       1,155,362
  6,403,373   Fleet National Bank, Floating
                Rate,
                2.00%(+), 07/03/02(b)......       6,403,373
  2,771,310   Goldman Sachs, Floating Rate,
                1.98%(+), 07/08/02(b)......       2,771,310
  1,950,875   Goldman Sachs, Floating Rate,
                2.12%(+), 08/05/02(b)......       1,950,875
  2,310,725   Merrill Lynch & Company,
                Floating Rate,
                1.91%(+), 11/26/02(b)......       2,310,725
  7,509,857   Merrill Lynch & Company,
                Floating Rate,
                1.92%(+), 04/16/03(b)......       7,509,857
  8,665,219   Morgan Stanley, Floating
                Rate,
                2.05%(+), 07/02/02(b)......       8,665,219
 11,553,625   Morgan Stanley, Floating
                Rate,
                2.05%(+), 03/25/03(b)......      11,553,625
                                             --------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $44,053,390)...      44,053,390
                                             --------------
              TOTAL SECURITIES (Cost
                $1,452,255,889)............   1,277,087,491
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE
                AGREEMENTS -- 3.03%
$10,447,865   With Investors Bank & Trust,
                dated 06/28/02, 1.03%, due
                07/01/02, repurchase
                proceeds at maturity
                $10,448,762 (Collateralized
                by Freddie Mac, 2.29%, due
                03/15/31, with a value of
                $10,971,721)...............  $   10,447,865
 11,755,839   With Investors Bank & Trust,
                dated 06/28/02, 1.03%, due
                07/01/02, repurchase
                proceeds at maturity
                $11,756,848 (Collateralized
                by Freddie Mac, 2.34%, due
                07/15/31, with a value of
                $12,347,839)...............      11,755,839
 14,364,868   With Investors Bank & Trust,
                dated 06/28/02, 1.03%, due
                07/01/02, repurchase
                proceeds at maturity
                $14,366,101 (Collateralized
                by Fannie Mae, 3.87%, due
                05/01/07, with a value of
                $15,083,321)...............      14,364,868
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $36,568,572).........      36,568,572
                                             --------------
              Total Investments -- 108.59%
                (Cost $1,488,824,461)......   1,313,656,063
              Liabilities less other
                assets -- (8.59)%..........    (103,903,464)
                                             --------------
              NET ASSETS -- 100.00%........  $1,209,752,599
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $1,488,824,461.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $  61,252,055
    Gross unrealized depreciation.........   (236,420,453)
                                            -------------
    Net unrealized depreciation...........  $(175,168,398)
                                            =============

---------------

(a)    All or part of this security is on loan.

(b)    Collateral for securities on loan.

(c)    Non-income producing security.

(ADR) American Depository Receipt.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK -- 93.32%
             BANKS -- 8.65%
    19,335   Charter One Financial, Inc. .....  $   664,737
    18,200   North Fork Bancorp., Inc. .......      724,542
    10,400   PNC Financial Services Group.....      543,712
    11,450   Washington Mutual, Inc. .........      424,910
                                                -----------
                                                  2,357,901
                                                -----------
             BROADCAST SERVICES/MEDIA -- 4.12%
    25,900   Cablevision Systems Corp. --
               Rainbow Media Group(c).........      226,625
    69,100   Gemstar-TV Guide International,
               Inc.(c)........................      372,449
     8,800   McGraw-Hill Companies, Inc. .....      525,360
                                                -----------
                                                  1,124,434
                                                -----------
             CHEMICALS -- 1.00%
     5,400   Air Products & Chemicals,
               Inc. ..........................      272,538
                                                -----------
             COMMERCIAL SERVICES -- 11.10%
    24,300   ARAMARK Corp. -- Class B(c)......      607,500
    33,000   Accenture, Ltd.(c)...............      627,000
    49,000   Cendant Corp.(a)(c)..............      778,120
    44,400   Symbol Technologies, Inc. .......      377,400
    24,500   Viad Corp. ......................      637,000
                                                -----------
                                                  3,027,020
                                                -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.95%
    56,700   IKON Office Solutions, Inc. .....      532,980
                                                -----------
             COMPUTER SOFTWARE AND SERVICES -- 0.49%
    39,300   SmartForce Public Limited
               Company -- ADR(a)(c)...........      133,620
                                                -----------
             CONSTRUCTION SERVICES AND SUPPLIES -- 2.18%
    28,400   Royal Group Technologies,
               Ltd.(c)........................      595,264
                                                -----------
             CONSUMER GOODS AND SERVICES -- 3.38%
    13,000   Avon Products, Inc. .............      679,120
     6,800   Sabre Holdings Corp.(c)..........      243,440
                                                -----------
                                                    922,560
                                                -----------
             ELECTRONICS -- 1.51%
     7,600   L-3 Communications Holdings,
               Inc.(a)(c).....................      410,400
                                                -----------
             FINANCIAL SERVICES -- 7.21%
    25,200   AmeriCredit Corp.(a)(c)..........      706,860
    10,500   Federated Investors,
               Inc. -- Class B................      362,985
    14,800   Franklin Resources, Inc. ........      631,072

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
     8,100   T. Rowe Price Group, Inc. .......  $   266,328
                                                -----------
                                                  1,967,245
                                                -----------
             FOOD AND BEVERAGE -- 2.00%
    22,800   Hormel Foods Corp. ..............      545,832
                                                -----------
             INSURANCE -- 5.28%
    12,300   Everest Re Group, Ltd. ..........      688,185
    22,800   Willis Group Holdings, Ltd.(c)...      750,348
                                                -----------
                                                  1,438,533
                                                -----------
             MEDICAL AND OTHER HEALTH SERVICES -- 4.04%
     6,300   Anthem, Inc(a)(c)................      425,124
     8,700   Wellpoint Health Networks,
               Inc.(c)........................      676,947
                                                -----------
                                                  1,102,071
                                                -----------
             MEDICAL EQUIPMENT AND SUPPLIES -- 9.89%
    13,100   C.R. Bard, Inc. .................      741,198
    17,900   Beckman Coulter, Inc. ...........      893,210
    12,300   Hillenbrand Industries, Inc. ....      690,645
    11,600   Invitrogen Corp.(c)..............      371,316
                                                -----------
                                                  2,696,369
                                                -----------
             OIL, COAL AND GAS -- 5.58%
     9,000   Airgas, Inc.(c)..................      155,700
    13,000   CONSOL Energy, Inc. .............      276,250
    16,700   Encana Corp. ....................      511,020
    36,300   Halliburton Company..............      578,622
                                                -----------
                                                  1,521,592
                                                -----------
             OIL AND GAS: PIPELINES -- 2.06%
     6,200   Kinder Morgan, Inc. .............      235,724
    10,664   Kinder Morgan Management,
               LLC(c).........................      325,252
                                                -----------
                                                    560,976
                                                -----------
             REAL ESTATE INVESTMENT TRUST -- 1.91%
    18,300   iStar Financial, Inc. ...........      521,550
                                                -----------
             RESEARCH AND DEVELOPMENT -- 0.36%
    10,700   Ribapharm, Inc.(a)(c)............       97,263
                                                -----------
             RETAIL -- 10.62%
    43,500   AutoNation, Inc.(a)(c)...........      630,750
    22,200   Big Lots, Inc.(c)................      436,896
    17,200   Circuit City Stores,
               Inc. -- CarMax Group(a)(c).....      372,380
    29,500   Dollar General Corp. ............      561,385

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK (CONTINUED)
             RETAIL (CONTINUED)
    27,400   Hollywood Entertainment
               Corp.(c).......................  $   566,632
    19,400   The Pep Boys-Manny, Moe &
               Jack(a)........................      326,890
                                                -----------
                                                  2,894,933
                                                -----------
             RETAIL: RESTAURANT -- 1.56%
    13,600   AFC Enterprises, Inc.(c).........      425,000
                                                -----------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 1.06%
    15,600   EchoStar Communications Corp. --
               Class A(a)(c)..................      289,536
                                                -----------
             TOYS -- 2.15%
    33,500   Toys "R" Us, Inc.(c).............      585,245
                                                -----------
             UTILITIES: ELECTRIC -- 5.22%
    16,900   ALLETE, Inc. ....................      457,990
    12,300   PG&E Corp.(c)....................      220,047
    18,100   PPL Corp. .......................      598,748
    18,700   Sierra Pacific Resources.........      145,860
                                                -----------
                                                  1,422,645
                                                -----------
             TOTAL COMMON STOCK (Cost
               $25,906,706)...................   25,445,507
                                                -----------
             REGULATED INVESTMENT COMPANY -- 0.42%
   115,697   Merrimac Cash Fund -- Premium
               Class(b)(Cost $115,697)........      115,697
                                                -----------
PRINCIPAL
---------
             COMMERCIAL PAPER -- 0.26%
$   71,198   Morgan Stanley, 2.08%,
               11/08/02(b) (Cost $71,198).....       71,198
                                                -----------
             TIME DEPOSITS -- 5.54%
   168,129   American Express Centurion Bank,
               1.79%, 07/08/02(b).............      168,129
    67,252   American Express Centurion Bank,
               1.79%, 07/22/02(b).............       67,252
    33,626   Bank of Montreal,
               1.77%, 07/08/02(b).............       33,626
   134,503   Bank of Nova Scotia,
               1.80%, 07/15/02(b).............      134,503
    16,813   Bayerische HypoVereinsbank,
               1.93%, 07/03/02(b).............       16,813

PRINCIPAL                                          VALUE
---------                                       -----------
             TIME DEPOSITS (CONTINUED)
$  117,690   Bayerische HypoVereinsbank,
               1.80%, 08/08/02(b).............  $   117,690
    50,439   Bayerische HypoVereinsbank,
               1.80%, 09/19/02(b).............       50,439
    50,439   Credit Agricole Indosuez,
               1.94%, 07/01/02(b).............       50,439
   420,322   Den Danske Bank,
               1.78%, 07/30/02(b).............      420,322
    33,626   Harris Trust and Savings Bank,
               1.80%, 09/18/02(b).............       33,626
   215,205   Royal Bank Of Canada,
               1.94%, 07/01/02(b).............      215,205
   201,754   Toronto Dominion,
               1.83%, 08/29/02(b).............      201,754
                                                -----------
             TOTAL TIME DEPOSITS (Cost
               $1,509,798)....................    1,509,798
                                                -----------
             SHORT TERM CORPORATE NOTES -- 4.98%
    53,399   American Honda Finance, Floating
               Rate,
               1.82%(+), 04/08/03(b)..........       53,399
    35,599   Canadian Imperial Bank of
               Commerce, Floating Rate,
               1.79%(+), 11/04/02(b)..........       35,599
   289,399   Fleet National Bank, Floating
               Rate,
               2.00%(+), 07/03/02(b)..........      289,399
    53,399   Goldman Sachs Group, Inc.,
               Floating Rate,
               2.12%(+), 08/05/02(b)..........       53,399
    71,198   Merrill Lynch & Company, Floating
               Rate,
               1.91%(+), 11/26/02(b)..........       71,198
   231,394   Merrill Lynch & Company, Floating
               Rate,
               1.92%(+), 04/16/03(b)..........      231,394
   266,993   Morgan Stanley, Floating Rate,
               2.05%(+), 07/02/02(b)..........      266,993
   355,990   Morgan Stanley, Floating Rate,
               2.05%(+), 03/25/03(b)..........      355,990
                                                -----------
             TOTAL SHORT TERM CORPORATE NOTES
               (Cost $1,357,371)..............    1,357,371
                                                -----------
             TOTAL SECURITIES (Cost
               $28,960,770)...................   28,499,571
                                                -----------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                          VALUE
---------                                       -----------
             (8ayRepurchase Agreement -- 4.80%
$1,308,815   With Investors Bank & Trust,
               dated 06/28/02, 1.03%, due
               07/01/02, repurchase proceeds
               at maturity $1,308,928
               (Collateralized by Fannie Mae,
               5.226%, due 03/25/32, with a
               value of $1,374,256) (Cost
               $1,308,815)....................  $ 1,308,815
                                                -----------
             Total Investments -- 109.32%
               (Cost $30,269,585).............   29,808,386
             Liabilities less other
               assets -- (9.32)%..............   (2,540,423)
                                                -----------
             NET ASSETS -- 100.00%............  $27,267,963
                                                ===========

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $30,269,585.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 1,387,787
    Gross unrealized depreciation...........   (1,848,986)
                                              -----------
    Net unrealized depreciation.............  $  (461,199)
                                              ===========

---------------

(a)    All or part of this security is on loan.

(b)    Collateral for securities on loan.

(c)    Non-income producing security.

(ADR) American Depository Receipt.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK -- 97.43%
             ADVERTISING -- 1.69%
    14,000   Lamar Advertising Company(c).....  $   520,940
                                                -----------
             AEROSPACE -- 0.74%
     3,600   Alliant Techsystems, Inc.(c).....      229,680
                                                -----------
             BANKS -- 2.96%
     8,000   Charter One Financial, Inc. .....      275,040
     5,500   City National Corp. .............      295,625
     7,000   TCF Financial Corp. .............      343,700
                                                -----------
                                                    914,365
                                                -----------
             BROADCAST SERVICES/MEDIA -- 3.43%
    18,000   Cox Radio, Inc. -- Class A(c)....      433,800
     9,500   Entercom Communications
               Corp.(a)(c)....................      436,050
     6,000   Univision Communications, Inc. --
               Class A(a)(c)..................      188,400
                                                -----------
                                                  1,058,250
                                                -----------
             BUSINESS SERVICES -- 3.65%
    13,000   ARAMARK Corp. -- Class B(c)......      325,000
    23,000   KPMG Consulting, Inc.(c).........      341,780
    12,500   Manpower, Inc.(a)................      459,375
                                                -----------
                                                  1,126,155
                                                -----------
             COMPUTER SOFTWARE AND SERVICES -- 9.74%
     9,500   Affiliated Computer Services,
               Inc. -- Class A(c).............      451,060
    17,500   BISYS Group, Inc.(c).............      582,750
    10,000   Electronic Arts, Inc.(c).........      660,500
    11,500   Emulex Corp.(a)(c)...............      258,865
    12,700   Mercury Interactive Corp.(c).....      291,592
    17,000   PeopleSoft, Inc.(c)..............      252,960
    14,000   Perot Systems Corp. -- Class
               A(a)(c)........................      152,460
    12,000   THQ, Inc.(a)(c)..................      357,840
                                                -----------
                                                  3,008,027
                                                -----------
             ELECTRONICS -- 0.98%
    11,000   Molex, Inc. -- Class A...........      301,730
                                                -----------
             FINANCIAL SERVICES -- 2.51%
    12,500   Franklin Resources, Inc. ........      533,000
     2,500   SLM Corp. .......................      242,250
                                                -----------
                                                    775,250
                                                -----------
             INSURANCE -- 2.28%
     5,500   Everest Re Group, Ltd. ..........      307,725

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK (CONTINUED)
             INSURANCE (CONTINUED)
    12,000   Willis Group Holdings, Ltd.(c)...  $   394,920
                                                -----------
                                                    702,645
                                                -----------
             INTERNET SERVICES -- 2.53%
    21,000   Network Associates, Inc.(a)(c)...      404,670
    11,500   Symantec Corp.(c)................      377,775
                                                -----------
                                                    782,445
                                                -----------
             LEISURE AND RECREATION -- 4.33%
    40,500   Hilton Hotels Corp. .............      562,950
    23,500   Starwood Hotel & Resorts
               Worldwide, Inc. ...............      772,915
                                                -----------
                                                  1,335,865
                                                -----------
             MANUFACTURING -- 4.34%
     6,700   American Standard Companies,
               Inc.(c)........................      503,170
     8,000   Danaher Corp.(a).................      530,800
     2,600   SPX Corp.(c).....................      305,500
                                                -----------
                                                  1,339,470
                                                -----------
             MEDICAL AND OTHER HEALTH SERVICES -- 8.43%
     8,000   Anthem, Inc.(a)(c)...............      539,840
    11,000   Laboratory Corporation of America
               Holdings(a)(c).................      502,150
     2,900   Quest Diagnostics, Inc.(c).......      249,545
    10,000   Triad Hospitals, Inc.(c).........      423,800
    10,000   Universal Health Services,
               Inc. -- Class B(c).............      490,000
     5,100   WellPoint Health Networks,
               Inc.(c)........................      396,831
                                                -----------
                                                  2,602,166
                                                -----------
             MEDICAL EQUIPMENT AND SUPPLIES -- 3.89%
    11,500   Boston Scientific Corp.(c).......      337,180
     6,500   St. Jude Medical, Inc.(c)........      480,025
     9,500   Varian Medical Systems,
               Inc.(c)........................      385,225
                                                -----------
                                                  1,202,430
                                                -----------
             OIL, COAL AND GAS -- 10.48%
    10,000   Anadarko Petroleum Corp. ........      493,000
    13,500   BJ Services Company(c)...........      457,380
    12,000   EOG Resources, Inc.(a)...........      476,400
    10,000   Nabors Industries, Inc.(c).......      353,000
    12,000   Noble Corp.(c)...................      463,200
     9,000   Patterson-UTI Energy, Inc.(c)....      254,070
     4,500   Smith International,
               Inc.(a)(c).....................      306,855

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK (CONTINUED)
             OIL, COAL AND GAS (CONTINUED)
    10,000   Weatherford International,
               Inc.(a)(c).....................  $   432,000
                                                -----------
                                                  3,235,905
                                                -----------
             PHARMACEUTICALS -- 8.06%
    15,500   AdvancePCS(c)....................      371,070
     7,000   AmerisourceBergen Corp.(a).......      532,000
     9,500   Biovail Corp.(a)(c)..............      275,120
     8,100   Cephalon, Inc.(a)(c).............      366,120
    15,000   IDEC Pharmaceuticals Corp.(c)....      531,750
    18,500   King Pharmaceuticals, Inc.(c)....      411,625
                                                -----------
                                                  2,487,685
                                                -----------
             RESEARCH AND DEVELOPMENT -- 1.50%
    14,100   Gilead Sciences, Inc.(a)(c)......      463,608
                                                -----------
             RETAIL -- 9.18%
     9,900   CDW Computer Centers, Inc.(c)....      463,419
    22,500   Circuit City Stores-Circuit City
               Group..........................      421,875
     4,600   Coach, Inc.(c)...................      252,540
    16,500   Dollar Tree Stores, Inc.(a)(c)...      650,265
     8,000   Linens 'n Things, Inc.(c)........      262,480
    16,500   TJX Companies, Inc. .............      323,565
    15,000   Williams-Sonoma, Inc.(c).........      459,900
                                                -----------
                                                  2,834,044
                                                -----------
             RETAIL: RESTAURANTS -- 2.54%
    13,500   Outback Steakhouse, Inc.(c)......      473,850
    12,500   Starbucks Corp.(c)...............      310,625
                                                -----------
                                                    784,475
                                                -----------
             SEMICONDUCTORS -- 8.34%
    17,000   ASML Holding N.V.(c).............      257,040
    16,500   Integrated Circuit Systems,
               Inc.(c)........................      333,135
    21,000   Intersil Corp. -- Class
               A(a)(c)........................      448,980
     5,000   KLA-Tencor Corp.(a)(c)...........      219,950
    20,250   Microchip Technology, Inc.(c)....      555,457
     7,000   QLogic Corp.(c)..................      266,700
    18,500   Semtech Corp.(c).................      493,950
                                                -----------
                                                  2,575,212
                                                -----------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 1.16%
    15,500   Amdocs, Ltd.(a)(c)...............      117,025
    12,000   UTStarcom, Inc.(c)...............      242,040
                                                -----------
                                                    359,065
                                                -----------

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK (CONTINUED)
             TOYS -- 0.89%
    13,000   Mattel, Inc. ....................  $   274,040
                                                -----------
             TRANSPORTATION -- 3.78%
    19,000   Expeditors International of
               Washington, Inc. ..............      630,040
    23,000   Swift Transportation Company,
               Inc.(c)........................      535,900
                                                -----------
                                                  1,165,940
                                                -----------
             TOTAL COMMON STOCK (Cost
               $32,197,315)...................   30,079,392
                                                -----------
             REGULATED INVESTMENT COMPANY -- 0.94%
   289,670   Merrimac Cash Fund -- Money
               Market Fund(b) (Cost
               $289,670)......................      289,670
                                                -----------
PRINCIPAL
---------
             COMMERCIAL PAPER -- 0.58%
$  178,263   Morgan Stanley,
               2.08%, 11/08/02(b) (Cost
               $178,263)......................      178,263
                                                -----------
             TIME DEPOSITS -- 12.71%
   437,018   American Express Centurion Bank,
               1.79%, 07/08/02(b).............      437,018
   174,806   American Express Centurion Bank,
               1.79%, 07/22/02(b).............      174,806
    87,403   Bank of Montreal,
               1.77%, 07/08/02(b).............       87,403
   349,612   Bank of Nova Scotia,
               1.80%, 07/15/02(b).............      349,612
    43,699   Bayerische HypoVereinsbank,
               1.93%, 07/03/02(b).............       43,699
   305,913   Bayerische HypoVereinsbank,
               1.80%, 08/08/02(b).............      305,913
   131,104   Bayerische HypoVereinsbank,
               1.80%, 09/19/02(b).............      131,104
   131,106   Credit Agricole,
               1.94%, 07/01/02(b).............      131,106
 1,092,538   Den Danske Bank,
               1.78%, 07/30/02(b).............    1,092,538
    87,403   Harris Trust and Savings Bank,
               1.80%, 09/18/02(b).............       87,403
   559,381   Royal Bank of Canada,
               1.94%, 07/01/02(b).............      559,381
   524,419   Toronto Dominion,
               1.83%, 08/29/02(b).............      524,419
                                                -----------
             TOTAL TIME DEPOSITS (Cost
               $3,924,402)....................    3,924,402
                                                -----------

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

PRINCIPAL                                          VALUE
---------                                       -----------
             SHORT TERM CORPORATE NOTES -- 11.01%
$  218,996   American Honda Finance, Floating
               Rate,
               1.82%(+), 04/08/03(b)..........  $   218,996
    89,133   Canadian Imperial Bank of
               Commerce, Floating Rate,
               1.79%(+), 11/04/02(b)..........       89,133
   304,778   Fleet National Bank, Floating
               Rate,
               2.00%(+), 07/03/02(b)..........      304,778
   311,957   Goldman Sachs, Floating Rate,
               1.98%(+), 07/08/02(b)..........      311,957
   156,246   Goldman Sachs, Floating Rate,
               2.12%(+), 08/05/02(b)..........      156,246
   178,260   Merrill Lynch & Company, Floating
               Rate,
               1.91%(+), 11/26/02(b)..........      178,260
   579,344   Merrill Lynch & Company, Floating
               Rate,
               1.92%(+), 04/16/03(b)..........      579,344
   668,484   Morgan Stanley, Floating Rate,
               2.05%(+), 07/02/02(b)..........      668,484
   891,306   Morgan Stanley, Floating Rate,
               2.05%(+), 03/25/03(b)..........      891,306
                                                -----------
             TOTAL SHORT TERM CORPORATE NOTES
               (Cost $3,398,504)..............    3,398,504
                                                -----------
             TOTAL SECURITIES (Cost
               $39,988,154)...................   37,870,231
                                                -----------

PRINCIPAL                                          VALUE
---------                                       -----------
             REPURCHASE AGREEMENT -- 3.18%
$  983,166   With Investors Bank & Trust,
               dated 06/28/02, 1.03%, due
               07/01/02, repurchase proceeds
               at maturity $983,250
               (Collateralized by Freddie Mac
               Adjustable Rate Mortgage,
               6.008%, due 10/01/23, with a
               value of $1,032,337) (Cost
               $983,166)......................  $   983,166
                                                -----------
             Total Investments -- 125.85%
               (Cost $40,971,320).............   38,853,397
             Liabilities less other
               assets -- (25.85)%.............   (7,981,303)
                                                -----------
             NET ASSETS -- 100.00%............  $30,872,094
                                                ===========

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $40,971,320.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 1,766,128
    Gross unrealized depreciation...........   (3,884,051)
                                              -----------
    Net unrealized depreciation.............  $(2,117,923)
                                              ===========

---------------

(a) All or part of this security is on loan.

(b) Collateral for securities on loan.

(c) Non-income producing security.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

 SHARES                                             VALUE
 ------                                           ----------
            COMMON STOCK -- 98.13%
            ADVERTISING -- 1.79%
    2,925   R.H. Donnelley Corp.(a).............  $   81,812
                                                  ----------
            AGRICULTURE -- 2.54%
    5,775   Delta and Pine Land Company.........     116,078
                                                  ----------
            APPAREL: MANUFACTURING -- 3.12%
    3,250   Kellwood Company....................     105,625
    3,375   Unifi, Inc.(a)......................      36,788
                                                  ----------
                                                     142,413
                                                  ----------
            BANKS -- 7.35%
    6,800   Bank of Hawaii Corp. ...............     190,400
    4,125   Commercial Federal Corp. ...........     119,625
    1,300   First Financial Bancorp.............      25,441
                                                  ----------
                                                     335,466
                                                  ----------
            BUSINESS SERVICES -- 1.94%
    3,950   CSG Systems International,
              Inc.(a)...........................      75,603
    1,450   National Service Industries,
              Inc. .............................      13,050
                                                  ----------
                                                      88,653
                                                  ----------
            CHEMICALS -- 6.23%
    5,375   Cytec Industries, Inc.(a)...........     168,990
    8,225   Millennium Chemicals, Inc. .........     115,561
                                                  ----------
                                                     284,551
                                                  ----------
            COMPUTER SOFTWARE AND SERVICES -- 6.57%
    4,375   Concerto Software, Inc.(a)..........      27,563
   10,875   Dendrite International, Inc.(a).....     105,161
    1,575   Progress Software Corp.(a)..........      23,245
    6,700   Wallace Computer Services, Inc. ....     144,050
                                                  ----------
                                                     300,019
                                                  ----------
            CONSTRUCTION SERVICES AND SUPPLIES -- 1.85%
    2,675   Texas Industries, Inc. .............      84,236
                                                  ----------
            CONSUMER GOODS AND SERVICES -- 7.22%
    9,225   American Greetings Corp. -- Class
              A(a)..............................     153,689
    5,625   Blyth, Inc. ........................     175,612
                                                  ----------
                                                     329,301
                                                  ----------
            DIVERSIFIED SERVICES -- 3.60%
    6,850   Pittston Brink's Group..............     164,400
                                                  ----------
            FINANCIAL SERVICES -- 3.08%
    6,125   Waddell & Reed Financial, Inc. --
              Class A...........................     140,385
                                                  ----------

 SHARES                                             VALUE
 ------                                           ----------
            COMMON STOCK (CONTINUED)
            INSURANCE -- 3.68%
    5,900   Phoenix Companies, Inc. ............  $  108,265
    2,900   Stewart Information Services
              Corp.(a)..........................      59,595
                                                  ----------
                                                     167,860
                                                  ----------
            INTERNET SERVICES -- 1.85%
   12,575   EarthLink, Inc.(a)..................      84,504
                                                  ----------
            LEISURE AND RECREATION -- 5.78%
    4,850   Gaylord Entertainment Company(a)....     106,942
    6,175   Speedway Motorsports, Inc.(a).......     157,030
                                                  ----------
                                                     263,972
                                                  ----------
            MANUFACTURING -- 12.94%
    8,750   Acuity Brands, Inc. ................     159,250
    3,775   Brady Corp. -- Class A..............     132,125
    4,700   Crane Company.......................     119,286
    3,200   Paxar Corp.(a)......................      53,600
    1,250   SPS Technologies, Inc.(a)...........      47,712
    3,250   Tredegar Corp. .....................      78,488
                                                  ----------
                                                     590,461
                                                  ----------
            MEDICAL EQUIPMENT AND SUPPLIES -- 7.07%
    3,575   Edwards Lifesciences Corp.(a).......      82,940
    5,975   Haemonetics Corp.(a)................     174,470
    5,975   VISX, Inc.(a).......................      65,128
                                                  ----------
                                                     322,538
                                                  ----------
            OIL, COAL AND GAS -- 1.17%
    1,875   Forest Oil Corp.(a).................      53,306
                                                  ----------
            PAPER AND FOREST PRODUCTS -- 2.77%
    2,575   Rayonier, Inc. .....................     126,510
                                                  ----------
            PUBLISHING -- 2.88%
   10,950   Hollinger International, Inc. ......     131,400
                                                  ----------
            REAL ESTATE DEVELOPMENT AND SERVICES -- 1.55%
    2,525   Avatar Holdings, Inc.(a)............      70,801
                                                  ----------
            RETAIL -- 1.49%
    2,775   Footstar, Inc.(a)...................      67,904
                                                  ----------
            SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.22%
    2,075   Dionex Corp.(a).....................      55,589
                                                  ----------
            SEMICONDUCTORS -- 3.07%
   12,225   Axcelis Technologies, Inc.(a).......     140,343
                                                  ----------
            SPORTING GOODS EQUIPMENT -- 2.53%
    7,300   Callaway Golf Company...............     115,632
                                                  ----------

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 SHARES                                             VALUE
 ------                                           ----------
            COMMON STOCK (CONTINUED)
            TELECOMMUNICATIONS EQUIPMENT AND
              SERVICES -- 2.81%
    4,475   Andrew Corp.(a).....................  $   64,127
    3,075   Belden, Inc. .......................      64,083
                                                  ----------
                                                     128,210
                                                  ----------
            TRANSPORTATION: FREIGHT -- 2.03%
    5,450   EGL, Inc.(a)........................      92,432
                                                  ----------
            TOTAL COMMON STOCK (Cost
              $4,917,125).......................   4,478,776
                                                  ----------

PRINCIPAL
---------
            REPURCHASE AGREEMENT -- 1.95%
$ 89,087    With Investors Bank & Trust, dated
              06/28/02, 1.03%, due 07/01/02,
              repurchase proceeds at maturity
              $89,094 (Collateralized by Freddie
              Mac Gold, 6.50%, due 06/01/32,
              with a value of $93,541) (Cost
              $89,087)..........................      89,087
                                                  ----------
            Total Investments -- 100.08% (Cost
              $5,006,212).......................   4,567,863
            Liabilities less other
              assets -- (0.08)%.................      (3,814)
                                                  ----------
            NET ASSETS -- 100.00%...............  $4,564,049
                                                  ==========

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $5,006,212.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $  60,109
    Gross unrealized depreciation............   (498,458)
                                               ---------
    Net unrealized depreciation..............  $(438,349)
                                               =========

---------------

(a) Non-income producing security.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 95.62%
              ADVERTISING -- 0.12%
     51,900   R.H. Donnelley Corp.(c)......  $    1,451,643
                                             --------------
              AEROSPACE -- 1.65%
    219,900   AAR Corp. ...................       2,242,980
     61,600   Curtiss-Wright Corp. -- Class
                B..........................       4,656,960
    142,896   DRS Technologies,
                Inc.(a)(c).................       6,108,804
    124,600   Herley Industries, Inc.(c)...       2,642,766
     42,700   Moog, Inc. -- Class A(c).....       1,830,976
    151,900   United Industrial Corp. .....       3,319,015
                                             --------------
                                                 20,801,501
                                             --------------
              AIRLINES -- 0.08%
     54,176   Mesa Air Group, Inc.(c)......         498,419
     41,952   Midwest Express Holdings,
                Inc.(c)....................         553,766
                                             --------------
                                                  1,052,185
                                             --------------
              APPAREL: MANUFACTURING -- 0.48%
    281,600   Ashworth, Inc.(c)............       2,537,216
     47,507   Kellwood Company.............       1,543,977
     18,000   K-Swiss, Inc. -- Class A.....         467,640
     30,088   Phillips-Van Heusen Corp. ...         469,373
     56,275   Russell Corp. ...............       1,083,294
                                             --------------
                                                  6,101,500
                                             --------------
              APPAREL: RETAIL -- 0.58%
      9,583   Cato Corp. -- Class A........         213,701
     70,150   Claire's Stores, Inc. .......       1,606,435
    375,000   Designs, Inc.(a)(c)..........       2,538,375
      4,992   Payless ShoeSource,
                Inc.(c)....................         287,789
     32,275   Shoe Carnival, Inc.(c).......         688,748
    139,500   Wilsons The Leather Experts,
                Inc.(c)....................       1,953,000
                                             --------------
                                                  7,288,048
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.57%
     15,685   Aftermarket Technology
                Corp.(c)...................         301,152
     75,863   ArvinMeritor, Inc. ..........       1,820,712
     25,877   Collins & Aikman Corp.(c)....         235,481
     24,873   Dura Automotive Systems,
                Inc.(c)....................         516,115
     24,400   Keystone Automotive
                Industries, Inc.(c)........         469,676
    137,300   O'Reilly Automotive,
                Inc.(c)....................       3,783,988
                                             --------------
                                                  7,127,124
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BANKS -- 5.79%
     69,500   American Financial Holdings,
                Inc. ......................  $    2,079,440
     35,200   BancorpSouth, Inc. ..........         711,040
    160,000   Bank of Bermuda, Ltd.(a).....       7,160,000
    151,976   Banner Corp. ................       3,761,406
    114,349   Commercial Federal Corp. ....       3,316,121
     54,600   Community First Bankshares,
                Inc. ......................       1,424,514
      8,300   Corus Bankshares, Inc. ......         381,128
     57,265   Dime Community Bancshares....       1,299,343
     42,399   First BanCorp. ..............       1,598,442
     33,000   First Commonwealth Financial
                Corp. .....................         445,170
     67,581   FirstFed Financial
                Corp.(c)...................       1,959,849
     22,000   First Midwest Bancorp.,
                Inc. ......................         611,160
     59,558   Flagstar Bancorp, Inc. ......       1,375,790
     94,500   F.N.B. Corp. ................       2,594,970
     21,100   GBC Bancorp..................         610,845
    461,711   Hudson United Bancorp........      13,186,466
     11,312   Independence Community Bank
                Corp. .....................         324,994
     73,203   Irwin Financial Corp.(a).....       1,471,380
     18,697   Local Financial Corp.(c).....         304,948
     18,000   Pacific Capital Bancorp......         429,840
    325,000   People's Bank................       8,485,750
     56,500   Provident Bankshares
                Corp. .....................       1,338,485
     44,500   R&G Financial Corp. -- Class
                B..........................       1,055,095
    215,000   Sky Financial Group, Inc. ...       4,547,250
     76,067   Staten Island Bancorp,
                Inc. ......................       1,460,486
     47,500   Trustmark Corp. .............       1,213,625
    143,230   UCBH Holdings, Inc. .........       5,444,172
     22,300   UMB Financial Corp. .........       1,045,201
     19,600   Washington Federal, Inc. ....         495,096
     66,518   Westamerica Bancorp..........       2,631,452
                                             --------------
                                                 72,763,458
                                             --------------
              BROADCAST SERVICES/MEDIA -- 3.54%
    439,400   Cox Radio, Inc. -- Class
                A(c).......................      10,589,540
    469,200   Crown Media Holdings,
                Inc.(a)(c).................       3,701,988
    440,700   Emmis Communications Corp. --
                Class A(a)(c)..............       9,338,433
     87,239   Entercom Communications
                Corp.(a)(c)................       4,004,270

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
    475,876   Entravision Communications
                Corp. -- Class A(c)........  $    5,829,481
    269,500   Radio One, Inc. -- Class
                A(c).......................       4,007,465
     50,000   Radio One, Inc. -- Class
                D(a)(c)....................         743,500
    660,450   Regent Communications,
                Inc.(c)....................       4,662,117
     78,600   Sinclair Broadcast Group,
                Inc. -- Class A(c).........       1,134,905
     26,426   Young Broadcasting, Inc. --
                Class A(c).................         469,854
                                             --------------
                                                 44,481,553
                                             --------------
              BUSINESS SERVICES -- 0.83%
     21,861   CDI Corp.(c).................         711,576
      9,428   Cerner Corp.(c)..............         450,941
     53,064   Corporate Executive Board
                Company(a)(c)..............       1,817,442
    103,307   Hypercom Corp.(c)............         795,464
      8,817   Labor Ready, Inc.(c).........          51,579
    127,000   MAXIMUS, Inc.(a)(c)..........       4,025,900
     27,683   MemberWorks, Inc.(c).........         512,966
     78,800   Right Management Consultants,
                Inc.(a)(c).................       2,072,361
                                             --------------
                                                 10,438,229
                                             --------------
              CHEMICALS -- 0.34%
     50,700   Airgas, Inc.(c)..............         877,110
     28,800   Albemarle Corp. .............         885,600
     45,021   Arch Chemicals, Inc. ........       1,112,019
     17,100   Cytec Industries, Inc.(c)....         537,624
      1,018   Minerals Technologies,
                Inc. ......................          50,208
    121,622   Solutia, Inc. ...............         853,786
                                             --------------
                                                  4,316,347
                                             --------------
              COLLECTIBLES -- 0.13%
     86,300   Racing Champions Ertl
                Corp.(c)...................       1,593,961
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.64%
     78,400   Black Box Corp.(a)(c)........       3,193,232
     18,718   Drexler Technology
                Corp.(c)...................         404,309
     23,737   Electronics for Imaging,
                Inc.(c)....................         377,656
      2,434   Hutchinson Technology
                Inc.(c)....................          38,068
    175,897   IKON Office Solutions,
                Inc. ......................       1,653,432
     18,295   Iomega Corp.(c)..............         235,091
     13,878   John H. Harland Company......         391,360
    300,000   Maxtor Corp.(c)..............       1,356,000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT (CONTINUED)
    311,000   Moore Corp., Ltd.(c).........  $    3,570,280
    373,000   NetScout Systems, Inc.(c)....       2,543,860
     48,981   Overland Data, Inc.(c).......         807,207
     21,632   Radiant Systems, Inc.(c).....         281,865
     26,397   RadiSys Corp.(c).............         306,997
    181,700   SBS Technologies, Inc.(c)....       2,225,643
  1,004,862   Silicon Graphics, Inc.(c)....       2,954,294
     29,247   Synaptics, Inc.(c)...........         220,522
                                             --------------
                                                 20,559,816
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 5.86%
     14,559   Acclaim Entertainment,
                Inc.(c)....................          51,393
    435,600   American Management Systems,
                Inc.(c)....................       8,324,316
    229,400   ANSYS, Inc.(c)...............       4,610,940
      4,441   CACI International, Inc. --
                Class A(c).................         169,602
      4,478   Caminus Corp.(c).............          26,107
    330,300   Carreker Corp.(c)............       3,738,996
     27,905   Catapult Communications
                Corp.(c)...................         610,310
    304,864   Checkpoint Systems,
                Inc.(a)(c).................       3,566,909
     90,000   Computer Programs and
                Systems, Inc.(c)...........       1,937,700
     45,768   Concord Communications,
                Inc.(c)....................         754,257
     24,645   DocuCorp International,
                Inc.(c)....................         252,118
     24,411   Documentum, Inc.(c)..........         292,932
    225,200   Embarcadero Technologies,
                Inc.(a)(c).................       1,391,736
     20,481   EPIQ Systems, Inc.(c)........         348,587
     43,035   HPL Technologies, Inc.(c)....         648,107
    957,700   Inktomi Corp.(c).............         842,776
     90,839   Inter-Tel, Inc.(a)...........       1,554,255
    236,700   IONA Technologies
                PLC(ADR)(a)(c).............       1,254,321
     26,200   JDA Software Group,
                Inc.(c)....................         740,412
     28,921   Kronos, Inc.(c)..............         881,772
    341,591   Legato Systems, Inc.(c)......       1,229,728
     31,089   Mentor Graphics Corp.(c).....         442,086
     55,900   Moldflow Corp.(c)............         440,492
    175,558   MRO Software, Inc.(c)........       1,997,850
     41,601   MTS Systems Corp. ...........         522,093
    239,800   Netegrity, Inc.(c)...........       1,477,168

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    298,100   OPNET Technologies,
                Inc.(a)(c).................  $    2,670,976
    788,700   Parametric Technology
                Corp.(c)...................       2,822,757
     69,600   Pinnacle Systems, Inc.(c)....         764,834
     59,879   Rainbow Technologies,
                Inc.(c)....................         294,605
    300,000   Rational Software Corp.(c)...       2,463,000
  1,484,300   Redback Networks, Inc.(c)....       2,656,897
     95,400   Red Hat, Inc.(c).............         559,998
     11,300   Renaissance Learning,
                Inc.(c)....................         228,486
     28,500   Retek, Inc.(c)...............         692,550
    231,300   Roxio, Inc.(c)...............       1,665,360
    318,800   S1 Corp.(a)(c)...............       2,355,932
    141,700   SERENA Software, Inc.(c).....       1,940,907
     20,821   SS&C Technologies, Inc.(c)...         289,204
    100,000   Synopsys, Inc.(a)(c).........       5,481,000
    156,015   TALX Corp. ..................       2,958,044
    355,900   Titan Corp.(a)(c)............       6,509,411
      4,809   Tripos, Inc.(c)..............         104,836
     92,993   webMethods, Inc.(c)..........         920,631
     37,250   Witness Systems, Inc.(c).....         274,905
                                             --------------
                                                 73,761,296
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.27%
      3,421   Apogee Enterprises, Inc. ....          49,126
      4,009   Champion Enterprises,
                Inc.(c)....................          22,531
     66,900   Florida Rock Industries,
                Inc. ......................       2,395,689
    178,600   Granite Construction,
                Inc. ......................       4,518,580
    122,527   Integrated Electrical
                Services, Inc.(c)..........         765,794
      7,073   KB HOME(a)...................         364,330
     81,550   Lennox International,
                Inc. ......................       1,467,084
     24,200   LSI Industries, Inc. ........         444,554
      6,700   M.D.C. Holdings, Inc. .......         348,400
     18,878   Meritage Corp.(c)............         861,781
     13,192   Ryland Group, Inc. ..........         656,302
     60,000   Simpson Manufacturing
                Company, Inc.(c)...........       3,427,800
     82,600   Trex Company, Inc.(a)(c).....       2,593,640
    119,919   Universal Forest Products,
                Inc. ......................       2,808,503
     55,476   USG Corp.(c).................         396,653
     69,400   Walter Industries, Inc. .....         926,490
      2,132   Watsco, Inc. ................          38,909
    154,089   WCI Communities, Inc.(c).....       4,460,877

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES
                (CONTINUED)
     60,128   York International Corp. ....  $    2,031,725
                                             --------------
                                                 28,578,768
                                             --------------
              CONSUMER GOODS AND SERVICES -- 1.78%
     38,291   Applica, Inc.(c).............         474,808
     27,819   Chattem, Inc.(c).............         876,298
    184,702   Coinstar, Inc.(c)............       4,515,964
      9,955   Dial Corp. ..................         199,299
     31,700   Jarden Corp.(c)..............         627,660
     48,900   Mohawk Industries, Inc.(c)...       3,008,817
     76,400   NBTY, Inc.(c)................       1,182,672
     34,000   Nu Skin Enterprises, Inc. --
                Class A....................         494,700
    374,423   1-800 FLOWERS.COM, Inc.(c)...       4,178,561
    141,430   Regis Corp. .................       3,821,297
     23,800   RPM, Inc. ...................         362,950
      4,746   Salton, Inc.(a)(c)...........          68,105
     46,225   Toro Company.................       2,627,429
                                             --------------
                                                 22,438,560
                                             --------------
              DISTRIBUTION -- 1.91%
     51,829   Aviall, Inc.(c)..............         725,606
     94,500   Handleman Company(c).........       1,370,250
    130,000   Hughes Supply, Inc. .........       5,837,000
    288,900   NuCo2, Inc.(a)(c)............       4,044,600
     20,000   ScanSource, Inc.(c)..........       1,228,200
     33,001   Standard Commercial Corp. ...         716,122
    162,465   United Stationers, Inc.(c)...       4,938,936
    139,100   Universal Corp. .............       5,104,970
                                             --------------
                                                 23,965,684
                                             --------------
              DIVERSIFIED SERVICES -- 0.45%
    237,466   Pittston Brink's Group.......       5,699,184
                                             --------------
              EDUCATION -- 1.60%
    119,000   Bright Horizons Family
                Solutions, Inc.(c).........       3,940,090
     67,200   Career Education Corp.(c)....       3,024,000
    543,530   ITT Educational Services,
                Inc.(a)(c).................      11,848,954
     65,037   Sylvan Learning Systems,
                Inc.(c)....................       1,296,838
                                             --------------
                                                 20,109,882
                                             --------------
              ELECTRONICS -- 2.08%
     16,560   Ansoft Corp.(c)..............          97,373
     21,000   DSP Group, Inc.(c)...........         411,600

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS (CONTINUED)
    229,400   DuraSwitch Industries,
                Inc.(c)....................  $    1,745,734
    121,675   Merix Corp.(a)(c)............       1,043,972
    129,500   Methode Electronics, Inc. --
                Class A....................       1,653,715
      2,708   Planar Systems, Inc.(c)......          52,129
    210,000   Rogers Corp.(c)..............       5,735,100
     26,925   Stoneridge, Inc.(c)..........         503,497
    114,800   Technitrol, Inc. ............       2,674,840
    473,300   Thomas & Betts Corp.(c)......       8,803,380
    149,500   Universal Electronics,
                Inc.(c)....................       2,236,520
    148,600   Zygo Corp.(c)................       1,196,230
                                             --------------
                                                 26,154,090
                                             --------------
              ENGINEERING -- 0.14%
     83,700   TRC Companies, Inc.(a)(c)....       1,720,035
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 0.24%
    124,300   Aaron Rents, Inc. -- Class
                B..........................       2,976,985
                                             --------------
              FINANCIAL SERVICES -- 1.21%
     80,000   American Capital Strategies,
                Ltd.(a)....................       2,197,600
      6,169   Doral Financial Corp. .......         205,983
     23,302   Federal Agricultural Mortgage
                Corp. -- Class C(a)(c).....         622,163
    110,000   Financial Federal
                Corp.(a)(c)................       3,641,000
    118,093   Friedman, Billings, Ramsey
                Group, Inc. -- Class
                A(c).......................       1,503,324
    114,800   Investment Technology Group,
                Inc.(c)....................       3,753,960
     95,809   New Century Financial
                Corp. .....................       3,350,441
                                             --------------
                                                 15,274,471
                                             --------------
              FOOD AND BEVERAGE -- 1.67%
    118,803   American Italian Pasta
                Company -- Class A(c)......       6,057,765
     59,275   Chiquita Brands
                International, Inc.(c).....       1,061,615
     16,684   Del Monte Foods Company(c)...         196,871
     12,466   Dole Food Company, Inc. .....         359,644
     41,144   Interstate Bakeries Corp. ...       1,188,239
    369,900   Monterey Pasta
                Company(a)(c)..............       3,488,157
     26,800   Nash-Finch Company...........         856,528
     21,600   Pilgrim's Pride
                Corp. -- Class B...........         302,400
     34,398   Ralcorp Holdings, Inc.(c)....       1,074,938
    129,800   Riviana Foods, Inc. .........       3,291,598

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
    137,100   Sensient Technologies
                Corp. .....................  $    3,120,396
                                             --------------
                                                 20,998,151
                                             --------------
              FUNERAL SERVICES -- 0.04%
     87,912   Stewart Enterprises, Inc. --
                Class A(c).................         559,999
                                             --------------
              INSURANCE -- 2.66%
    205,200   Annuity and Life Re Holdings,
                Ltd. ......................       3,712,068
    105,800   Delphi Financial Group,
                Inc. -- Class A(a).........       4,586,430
     17,464   First American Corp.(a)......         401,672
    154,700   IPC Holdings, Ltd. ..........       4,724,538
     50,700   Landamerica Financial Group,
                Inc. ......................       1,597,050
     38,600   National Western Life
                Insurance Company -- Class
                A(c).......................       4,437,070
    155,000   Reinsurance Group of America,
                Inc.(a)....................       4,777,100
    177,850   Scottish Annuity & Life
                Holdings, Ltd. ............       3,393,378
     50,587   StanCorp Financial Group,
                Inc. ......................       2,807,579
     25,210   Triad Guaranty, Inc.(c)......       1,097,391
    283,300   Universal American Financial
                Corp.(c)...................       1,900,943
                                             --------------
                                                 33,435,219
                                             --------------
              INTERNET SERVICES -- 2.26%
    185,450   Alloy Online, Inc.(a)(c).....       2,677,898
     53,744   AsiaInfo Holdings,
                Inc.(a)(c).................         712,108
    118,919   Centillium Communications,
                Inc.(c)....................       1,036,974
  1,475,700   Covad Communications Group,
                Inc.(c)....................       1,741,326
     42,524   DoubleClick, Inc.(c).........         315,528
     21,775   eSPEED, Inc. -- Class A(c)...         237,565
    115,700   FreeMarkets, Inc.(a)(c)......       1,634,841
    109,590   GSI Commerce, Inc.(a)(c).....         816,445
    524,000   Interwoven, Inc.(c)..........       1,598,200
    374,800   Kana Software, Inc.(a)(c)....       1,499,200
     32,708   McAfee.com Corp.(c)..........         478,845
     49,819   Neoforma, Inc.(a)(c).........         647,149
     36,300   NetBank, Inc.(c).............         422,895
     30,500   Overture Services,
                Inc.(a)(c).................         761,890
      2,315   Packeteer, Inc.(c)...........          10,232
      6,054   PC-Tel, Inc.(c)..............          40,980

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              INTERNET SERVICES (CONTINUED)
     82,800   Register.com, Inc.(c)........  $      630,936
  1,136,500   Tumbleweed Communications
                Corp.(c)...................       2,102,525
    639,600   United Online, Inc.(a)(c)....       7,687,992
    131,600   Websense, Inc.(c)............       3,365,012
                                             --------------
                                                 28,418,541
                                             --------------
              LEISURE AND RECREATION -- 1.20%
    421,568   AMC Entertainment, Inc.(c)...       5,986,266
     18,452   Ameristar Casinos, Inc.(c)...         536,215
    152,368   Aztar Corp.(c)...............       3,169,254
     23,702   Navigant International,
                Inc.(c)....................         366,670
    270,200   Pinnacle Entertainment,
                Inc.(c)....................       2,872,226
     32,400   Polaris Industries, Inc. ....       2,106,000
                                             --------------
                                                 15,036,631
                                             --------------
              MACHINERY -- 0.90%
    103,500   Albany International Corp. --
                Class A....................       2,785,185
     97,261   Global Power Equipment Group,
                Inc.(c)....................         962,884
    250,000   Kadant, Inc.(c)..............       4,125,000
      5,627   Kennametal, Inc. ............         205,948
     51,900   Lincoln Electric Holdings,
                Inc. ......................       1,396,110
     21,626   Manitowoc Company, Inc. .....         767,507
     20,200   Tecumseh Products Company --
                Class A....................       1,072,216
      1,162   Zebra Technologies Corp. --
                Class A(c).................          56,032
                                             --------------
                                                 11,370,882
                                             --------------
              MANUFACTURING -- 2.31%
     52,900   A.O. Smith Corp. ............       1,651,009
    225,000   Applied Films Corp.(c).......       2,535,750
     89,700   Armor Holdings, Inc.(a)(c)...       2,287,350
      7,817   Ball Corp. ..................         324,249
     59,428   Briggs & Stratton Corp.(a)...       2,278,470
    110,000   Carlisle Companies, Inc. ....       4,947,800
     28,843   Donaldson Company, Inc.(a)...       1,010,659
      2,698   Engineered Support Systems,
                Inc. ......................         141,105
     69,447   Federal Signal Corp.(a)......       1,666,728
     60,040   Griffon Corp.(c).............       1,086,724
     78,670   Intermet Corp. ..............         844,916
    134,300   Lancaster Colony Corp. ......       4,789,138
    139,800   Lydall, Inc.(c)..............       2,131,950

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING (CONTINUED)
     13,300   Powell Industries, Inc.(c)...  $      322,525
     13,300   Quaker Fabric Corp.(c).......         206,137
     10,800   Roper Industries, Inc. ......         402,840
     43,000   Teleflex, Inc. ..............       2,457,450
                                             --------------
                                                 29,084,800
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 8.95%
    145,025   American Medical Security
                Group, Inc.(c).............       3,473,349
    229,108   AMERIGROUP Corp.(a)(c).......       6,250,066
    157,500   AmeriPath, Inc.(a)(c)........       3,780,000
     21,175   Apria Healthcare Group,
                Inc.(c)....................         474,320
     53,183   Beverly Enterprises,
                Inc.(c)....................         404,723
     72,750   Centene Corp.(a)(c)..........       2,253,795
     69,700   CorVel Corp.(c)..............       2,334,727
     35,536   Curative Health Services,
                Inc.(c)....................         596,294
     43,140   DIANON Systems, Inc.(a)(c)...       2,304,539
  1,064,800   HEALTHSOUTH Corp.(c).........      13,618,792
     64,003   IDEXX Laboratories,
                Inc.(c)....................       1,650,637
    350,000   IMS Health, Inc. ............       6,282,500
    580,000   Lincare Holdings,
                Inc.(a)(c).................      18,734,000
     29,600   Mid Atlantic Medical
                Services, Inc.(c)..........         927,960
     43,300   NDCHealth Corp. .............       1,208,070
    227,037   Orthodontic Centers of
                America, Inc.(a)(c)........       5,233,203
     11,618   PacifiCare Health Systems,
                Inc.(a)(c).................         316,010
    122,801   Per-Se Technologies,
                Inc.(c)....................       1,129,646
     81,050   PracticeWorks, Inc.(c).......       1,495,373
    465,989   QuadraMed Corp.(c)...........       3,257,263
     38,634   Serologicals Corp.(c)........         706,616
    263,960   Triad Hospitals, Inc.(c).....      11,186,625
    388,800   Universal Health Services,
                Inc. -- Class B(c).........      19,051,200
    150,000   U.S. Physical Therapy,
                Inc.(c)....................       3,046,500
    347,000   VitalWorks, Inc.(c)..........       2,845,400
                                             --------------
                                                112,561,608
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 3.99%
    210,000   AtheroGenics, Inc.(c)........       1,505,700
    323,600   BriteSmile, Inc.(a)(c).......         766,932
     67,200   Bruker Daltonics,
                Inc.(a)(c).................         265,440
     93,500   Closure Medical
                Corp.(a)(c)................       1,309,000
    147,000   Conceptus, Inc.(a)(c)........       2,424,030

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES (CONTINUED)
     11,779   CONMED Corp.(c)..............  $      263,025
     46,551   Cooper Companies, Inc.(a)....       2,192,552
     26,421   Cyberonics, Inc.(c)..........         346,617
     11,705   Diagnostic Products
                Corp.(a)...................         433,085
      3,676   Edwards Lifesciences
                Corp.(c)...................          85,283
     84,233   HealthTronics Surgical
                Services, Inc.(c)..........       1,473,235
      7,437   Henry Schein, Inc.(c)........         330,947
     35,056   Immucor, Inc.(c).............         822,764
     50,400   Immunomedics, Inc.(c)........         262,584
    124,300   Interpore International,
                Inc.(c)....................       1,194,647
     31,217   Luminex Corp.(c).............         234,440
     43,258   Medicines Company(c).........         533,371
    209,900   MedSource Technologies,
                Inc.(c)....................       2,571,275
     70,800   Mentor Corp. ................       2,598,997
     39,774   Merit Medical Systems,
                Inc.(c)....................         817,356
     21,445   Neose Technologies,
                Inc.(c)....................         233,751
    333,900   Oakley, Inc.(c)..............       5,809,860
    162,939   Ocular Sciences, Inc.(c).....       4,317,883
    270,000   OraSure Technologies,
                Inc.(c)....................       1,755,000
    285,000   Owens & Minor, Inc. .........       5,631,600
    147,300   PolyMedica Corp.(a)(c).......       3,762,042
     69,363   Possis Medical, Inc.(c)......         856,564
     32,088   Prime Medical Services,
                Inc.(c)....................         372,863
     64,500   PSS World Medical, Inc.(c)...         522,450
    232,400   Quinton Cardiology Systems,
                Inc.(c)....................       2,105,544
     41,952   Sola International,
                Inc.(c)....................         482,448
     30,600   Techne Corp.(c)..............         863,532
     33,200   Varian Medical Systems,
                Inc.(c)....................       1,093,940
     60,100   Zoll Medical Corp.(c)........       1,955,053
                                             --------------
                                                 50,193,810
                                             --------------
              METALS AND MINING -- 1.18%
    241,400   Freeport-McMoRan Copper &
                Gold, Inc. -- Class
                B(a)(c)....................       4,308,990
     57,100   Quanex Corp. ................       2,495,270
     49,347   Ryerson Tull, Inc. ..........         573,906
     23,865   Southern Peru Copper
                Corp. .....................         357,736
     43,300   Steel Dynamics, Inc.(c)......         713,151
    165,000   Stillwater Mining
                Company(a)(c)..............       2,686,200
    180,683   USEC, Inc. ..................       1,590,010

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              METALS AND MINING (CONTINUED)
    114,426   Worthington Industries,
                Inc. ......................  $    2,071,111
                                             --------------
                                                 14,796,374
                                             --------------
              OIL, COAL AND GAS -- 4.77%
     40,123   Atwood Oceanics, Inc.(c).....       1,504,612
     88,200   Cal Dive International,
                Inc.(c)....................       1,940,400
     28,900   Chesapeake Energy Corp. .....         760,937
     88,935   Energen Corp. ...............       2,445,712
    142,489   Evergreen Resources,
                Inc.(a)(c).................       6,055,782
     26,484   Holly Corp. .................         443,607
     44,766   Houston Exploration
                Company(c).................       1,298,214
     29,026   Key Production Company,
                Inc.(a)(c).................         566,007
    133,119   Meridian Resource Corp.(c)...         495,203
     35,600   Nuevo Energy Company(c)......         562,480
     50,800   Oceaneering International,
                Inc.(c)....................       1,371,600
     90,500   Patina Oil & Gas Corp. ......       2,482,415
    302,700   Patterson-UTI Energy,
                Inc.(c)....................       8,545,221
     51,366   Penn Virginia Corp. .........       2,002,247
    262,339   Rowan Companies, Inc. .......       5,627,172
    243,000   St. Mary Land & Exploration
                Company....................       5,814,747
    300,200   Superior Energy Services,
                Inc.(c)....................       3,047,030
    153,876   TETRA Technologies,
                Inc.(c)....................       4,085,408
    191,300   Tom Brown, Inc.(c)...........       5,423,355
    300,300   Willbros Group, Inc.(c)......       5,105,100
     15,893   World Fuel Services Corp. ...         387,789
                                             --------------
                                                 59,965,038
                                             --------------
              OIL AND GAS: EQUIPMENT -- 1.19%
    109,726   CARBO Ceramics, Inc. ........       4,054,376
    285,800   Grant Prideco, Inc.(c).......       3,886,880
     25,100   Hydril Company(c)............         672,680
    117,600   Maverick Tube Corp.(c).......       1,764,000
    185,000   Questar Corp. ...............       4,569,500
                                             --------------
                                                 14,947,436
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.12%
     45,000   Glatfelter...................         846,000
     37,700   Rock-Tenn Company -- Class
                A..........................         691,795
                                             --------------
                                                  1,537,795
                                             --------------
              PHARMACEUTICALS -- 1.56%
     63,947   Arena Pharmaceuticals,
                Inc.(c)....................         537,155

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
     82,800   Atrix Laboratories,
                Inc.(c)....................  $    1,842,300
    109,100   Connetics Corp.(c)...........       1,409,463
      4,982   Indevus Pharmaceuticals,
                Inc.(c)....................           5,779
     25,714   Kos Pharmaceuticals,
                Inc.(c)....................         523,280
      2,903   K-V Pharmaceutical Company --
                Class A(c).................          78,381
     89,700   Ligand Pharmaceuticals
                Inc. -- Class B(a)(c)......       1,300,650
     21,800   Medicis Pharmaceutical
                Corp. -- Class A(c)........         932,168
     28,499   Noven Pharmaceuticals,
                Inc.(c)....................         726,724
     88,000   Penwest Pharmaceuticals
                Company(c).................       1,716,000
     10,866   Perrigo Company(c)...........         141,258
    292,900   POZEN, Inc.(c)...............       1,517,222
    203,900   Priority Healthcare Corp. --
                Class B(c).................       4,791,650
     66,084   SuperGen, Inc.(c)............         479,770
      7,294   Syncor International
                Corp.(a)(c)................         229,761
     37,483   Tanox, Inc.(c)...............         405,941
    168,900   Titan Pharmaceuticals,
                Inc.(c)....................         565,815
     58,032   Tularik, Inc.(c).............         532,153
    104,100   Versicor, Inc.(c)............       1,400,145
     74,547   VIVUS, Inc.(c)...............         504,683
                                             --------------
                                                 19,640,298
                                             --------------
              PRINTING -- 0.11%
     35,027   Bowne & Company, Inc. .......         516,298
     44,100   Consolidated Graphics,
                Inc.(c)....................         837,900
                                             --------------
                                                  1,354,198
                                             --------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.38%
    157,700   St. Joe Company..............       4,734,154
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 3.96%
    122,800   AMB Property Corp. ..........       3,806,800
     85,750   Annaly Mortgage Management,
                Inc. ......................       1,663,550
    172,200   Apex Mortgage Capital,
                Inc. ......................       2,581,278
    103,000   Arden Realty, Inc. ..........       2,930,350
      1,408   Associated Estates Realty
                Corp. .....................          14,925
     33,526   Bedford Property Investors,
                Inc. ......................         908,555
     85,000   Boykin Lodging Company(c)....         929,050
     11,900   Camden Property Trust........         440,657
     56,725   Capital Automotive REIT......       1,353,459
     75,800   Chelsea Property Group,
                Inc. ......................       2,535,510

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
      5,731   Developers Diversified Realty
                Corp. .....................  $      128,947
     44,400   Essex Property Trust,
                Inc. ......................       2,428,680
     39,800   Gables Residential Trust.....       1,270,814
     95,000   Getty Realty Corp. ..........       1,923,750
      2,679   Great Lakes REIT, Inc. ......          50,847
     18,200   Highwoods Properties,
                Inc. ......................         473,200
    103,624   HRPT Properties Trust........         917,072
     87,426   JDN Realty Corp. ............       1,092,825
     40,121   Keystone Property Trust......         636,720
     37,500   Kilroy Realty Corp. .........       1,003,125
     40,952   Koger Equity, Inc. ..........         790,374
    105,000   Liberty Property Trust(a)....       3,675,000
    230,000   Mid-Atlantic Realty Trust....       4,048,000
      3,516   Mission West Properties,
                Inc. ......................          42,860
     36,018   National Health Investors,
                Inc. ......................         576,288
     13,500   Post Properties, Inc. .......         407,160
    100,000   RAIT Investment Trust........       2,373,000
    135,000   Reckson Associates Realty
                Corp.(a)...................       3,361,500
     25,896   Regency Centers Corp. .......         767,816
     39,850   Shurgard Storage Centers,
                Inc. -- Class A............       1,382,795
      2,828   Sizeler Property Investors,
                Inc. ......................          30,882
     49,498   SL Green Realty Corp.(a).....       1,764,604
     40,576   Sovran Self Storage, Inc. ...       1,386,482
     55,000   The Rouse Company............       1,815,000
     31,965   Winston Hotels, Inc. ........         311,978
                                             --------------
                                                 49,823,853
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.96%
     73,475   aaiPharma, Inc.(a)(c)........       1,651,718
     38,014   Albany Molecular Research,
                Inc.(c)....................         803,616
      3,086   Antigenics, Inc.(a)(c).......          30,397
     35,832   ArQule, Inc.(c)..............         241,866
     19,781   Biosite, Inc.(c).............         556,835
    110,633   Bio-Technology General
                Corp.(c)...................         664,904
      6,623   Charles River Laboratories
                International,
                Inc.(a)(c).................         232,136
     51,354   Diversa Corp.(c).............         510,972
    123,200   Exact Sciences Corp.(a)(c)...       1,967,504
    224,100   La Jolla Pharmaceutical
                Company(a)(c)..............       1,400,625
     19,972   Maxygen, Inc.(c).............         239,245

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RESEARCH AND DEVELOPMENT (CONTINUED)
     90,300   Nastech Pharmaceutical
                Company, Inc.(a)(c)........  $    1,483,629
     20,700   Neurocrine Biosciences,
                Inc.(a)(c).................         593,055
     73,400   SangStat Medical Corp.(c)....       1,686,732
                                             --------------
                                                 12,063,234
                                             --------------
              RESEARCH & DEVELOPMENT: AGRICULTURE -- 0.25%
    145,889   Embrex, Inc.(c)..............       3,186,216
                                             --------------
              RETAIL -- 9.20%
    537,050   Big Lots, Inc.(c)............      10,569,144
     14,100   Chico's FAS, Inc.(a)(c)......         512,112
    234,650   Copart, Inc.(c)..............       3,808,369
    464,750   dELIA*s Corp. -- Class
                A(c).......................       2,370,225
     13,799   Dillard's, Inc. -- Class A...         362,776
    133,000   Duane Reade, Inc.(a)(c)......       4,528,650
     23,735   Group 1 Automotive,
                Inc.(c)....................         905,490
    400,000   Guitar Center, Inc.(c).......       7,420,000
      6,780   Hancock Fabrics, Inc. .......         125,972
    181,325   Hibbet Sporting Goods,
                Inc.(c)....................       4,605,655
    483,000   Hollywood Entertainment
                Corp.(a)(c)................       9,988,440
    304,900   Hot Topic, Inc.(a)(c)........       8,143,879
    109,200   J. Jill Group, Inc.(c).......       4,144,140
     57,800   Movie Gallery, Inc.(c).......       1,220,736
     13,239   PETsMART, Inc.(c)............         212,354
     13,700   Rent-A-Center, Inc.(c).......         794,737
         29   Rex Stores Corp.(c)..........             400
    273,000   Ross Stores, Inc. ...........      11,124,750
    550,000   Saks, Inc.(c)................       7,062,000
    152,600   School Specialty,
                Inc.(a)(c).................       4,053,056
     48,000   SCP Pool Corp.(a)(c).........       1,332,480
     45,800   TBC Corp.(c).................         727,304
    553,627   The Finish Line, Inc. --
                Class A(c).................       9,920,996
    119,900   The Pep Boys -- Manny, Moe &
                Jack(a)....................       2,020,315
     87,200   Too, Inc.(c).................       2,685,760
     44,900   Tractor Supply Company(c)....       3,187,451
    342,287   United Auto Group, Inc.(c)...       7,153,798
     39,049   Urban Outfitters, Inc.(c)....       1,355,781
    223,877   West Marine, Inc.(a)(c)......       2,856,671
     64,200   Wet Seal, Inc. -- Class
                A(c).......................       1,560,060

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
     47,723   Whitehall Jewellers,
                Inc.(c)....................  $      990,252
                                             --------------
                                                115,743,753
                                             --------------
              RETAIL: RESTAURANTS -- 3.88%
    485,765   Applebee's International,
                Inc. ......................      11,148,307
      6,230   CBRL Group, Inc. ............         190,140
    110,700   CEC Entertainment, Inc.(c)...       4,571,910
    154,500   Champps Entertainment,
                Inc.(c)....................       1,886,445
    324,600   Famous Dave's of America,
                Inc.(a)(c).................       2,548,110
    173,600   Landry's Restaurants,
                Inc. ......................       4,428,536
    131,700   Outback Steakhouse,
                Inc.(c)....................       4,622,670
     54,800   Papa John's International,
                Inc.(c)....................       1,829,772
    109,600   Rare Hospitality
                International, Inc.(c).....       2,950,432
    653,200   Ruby Tuesday, Inc. ..........      12,672,080
    149,992   Ryan's Family Steak Houses,
                Inc.(a)(c).................       1,981,394
                                             --------------
                                                 48,829,796
                                             --------------
              RETAIL: SUPERMARKET -- 0.01%
     12,040   Casey's General Stores,
                Inc. ......................         144,962
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.41%
     20,345   Advanced Energy Industries,
                Inc.(c)....................         451,252
      4,120   Fisher Scientific
                International, Inc.(c).....         115,360
      5,174   FLIR Systems, Inc.(c)........         217,153
     75,323   Itron, Inc.(c)...............       1,975,722
     40,700   MagneTek, Inc.(c)............         402,930
     67,200   Photon Dynamics, Inc.(c).....       2,016,000
                                             --------------
                                                  5,178,417
                                             --------------
              SECURITY SERVICES -- 0.41%
    247,400   Kroll, Inc.(c)...............       5,190,452
                                             --------------
              SEMICONDUCTORS -- 3.15%
     95,500   Actel Corp.(c)...............       2,007,410
    119,600   Artisan Components,
                Inc.(c)....................       1,076,400
     67,204   Asyst Technologies,
                Inc.(c)....................       1,367,601
    220,000   AXT, Inc.(c).................       1,755,600
     42,673   Caliper Technologies
                Corp.(c)...................         356,320
     61,300   Cohu, Inc. ..................       1,059,264
    151,000   DuPont Photomasks, Inc.(c)...       4,904,480
    113,800   ESS Technology, Inc.(a)(c)...       1,996,052
    464,000   Genus, Inc.(a)(c)............         895,520

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
    569,600   LogicVision, Inc.(c).........  $    3,047,360
    140,500   Monolithic System Technology,
                Inc.(a)(c).................       1,563,765
    217,900   Mykrolis Corp.(c)............       2,573,399
     91,000   Nanometrics, Inc.(c).........       1,444,989
    102,200   Oak Technology, Inc.(c)......         462,966
    208,400   Pericom Semiconductor
                Corp.(c)...................       2,415,356
    149,437   PLX Technology, Inc.(c)......         635,107
    119,300   Power Integrations,
                Inc.(c)....................       2,135,351
     18,646   Rudolph Technologies,
                Inc.(c)....................         464,845
     74,500   Silicon Image, Inc.(c).......         455,940
     74,817   Silicon Laboratories,
                Inc.(a)(c).................       2,024,548
    236,800   Skyworks Solutions,
                Inc.(c)....................       1,314,240
     40,387   Therma-Wave, Inc.(c).........         460,008
    169,607   Ultratech Stepper, Inc.(c)...       2,745,937
    106,225   Zoran Corp.(a)(c)............       2,433,615
                                             --------------
                                                 39,596,073
                                             --------------
              SPORTING GOODS AND EQUIPMENT -- 0.15%
     29,051   Nautilus Group, Inc.(a)(c)...         888,961
     85,485   The Sports Authority,
                Inc.(c)....................         971,110
                                             --------------
                                                  1,860,071
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.91%
    283,200   ACT Teleconferencing,
                Inc.(c)....................         821,280
     23,877   ADTRAN, Inc.(c)..............         453,639
    524,277   Aeroflex, Inc.(c)............       3,643,725
     27,986   Aether Systems, Inc.(c)......          82,559
     46,632   Anixter International,
                Inc.(c)....................       1,095,852
     71,485   Artesyn Technologies,
                Inc.(c)....................         463,294
     24,000   Belden, Inc. ................         500,160
    114,106   Boston Communications Group,
                Inc.(c)....................         917,412
    467,500   Cable Design Technologies
                Corp.(c)...................       4,791,875
     51,765   Commonwealth Telephone
                Enterprises, Inc.(c).......       2,083,024
    133,100   EMS Technologies, Inc.(c)....       2,753,839
     69,100   General Cable Corp. .........         435,330
     97,150   General Communications,
                Inc. -- Class A(c).........         647,990
      6,821   Harmonic, Inc.(c)............          24,958
     61,702   Inrange Technologies Corp. --
                Class B(c).................         293,084

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
     74,497   MasTec, Inc.(c)..............  $      548,298
    122,800   Newport Corp.(c).............       1,923,048
     35,928   NMS Communications Corp.(c)..          87,305
     74,103   PTEK Holdings, Inc.(c).......         428,315
    109,185   SpectraLink Corp.(c).........       1,161,728
     26,229   Tekelec(c)...................         210,619
     53,370   Triton PCS Holdings, Inc. --
                Class A(c).................         208,143
     68,100   Turnstone Systems, Inc.(c)...         254,013
     48,150   US Unwired, Inc. -- Class
                A(c).......................         134,820
                                             --------------
                                                 23,964,310
                                             --------------
              TEXTILES -- 0.04%
     29,178   Culp, Inc.(c)................         470,058
                                             --------------
              TRANSPORTATION: FREIGHT -- 2.10%
    359,362   Airborne, Inc. ..............       6,899,750
    125,600   CNF, Inc. ...................       4,770,288
    217,000   EGL, Inc.(a)(c)..............       3,680,320
    181,400   Genesee & Wyoming, Inc. --
                Class A(c).................       4,092,384
    132,855   Heartland Express, Inc.(c)...       3,179,220
     11,100   Landstar System, Inc.(c).....       1,186,035
     87,600   Petroleum Helicopters,
                Inc.(c)....................       2,565,804
                                             --------------
                                                 26,373,801
                                             --------------
              TRANSPORTATION: SERVICES -- 0.59%
     11,043   Ryder System, Inc. ..........         299,155
    100,000   USFreightways Corp. .........       3,787,000
    155,300   Werner Enterprises, Inc. ....       3,309,443
                                             --------------
                                                  7,395,598
                                             --------------
              UTILITIES: ELECTRIC -- 0.84%
     27,841   Cleco Corp. .................         609,718
     42,900   DQE, Inc. ...................         600,600
     22,300   El Paso Electric
                Company(c).................         308,855
     63,000   MDU Resources Group, Inc. ...       1,656,270
    190,100   PNM Resources, Inc.(a).......       4,600,420
     90,033   Sierra Pacific Resources.....         702,257
    138,331   Westar Energy, Inc. .........       2,123,381
                                             --------------
                                                 10,601,501
                                             --------------
              UTILITIES: GAS -- 1.18%
     48,900   AGL Resources, Inc. .........       1,134,480
    116,658   NorthWestern Corp. ..........       1,977,353

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              UTILITIES: GAS (CONTINUED)
    152,861   Peoples Energy Corp. ........  $    5,573,312
     72,503   UGI Corp. ...................       2,315,746
    149,100   WGL Holdings, Inc.(a)........       3,861,690
                                             --------------
                                                 14,862,581
                                             --------------
              TOTAL COMMON STOCK (Cost
                $1,128,667,124)............   1,202,573,930
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.50%
  6,298,914   Merrimac Cash Fund -- Premium
                Class(b) (Cost
                $6,298,914)................       6,298,914
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 0.31%
$ 3,876,251   Morgan Stanley,
                2.08%, 11/08/02(b) (Cost
                $3,876,251)................       3,876,251
                                             --------------
              TIME DEPOSITS -- 6.99%
  9,818,810   American Express Centurion
                Bank,
                1.79%, 07/08/02(b).........       9,818,810
  3,927,524   American Express Centurion
                Bank,
                1.79%, 07/22/02(b).........       3,927,524
  1,963,763   Bank of Montreal,
                1.77%, 07/08/02(b).........       1,963,763
  7,855,049   Bank of Nova Scotia,
                1.80%, 07/15/02(b).........       7,855,049
    981,884   Bayerische HypoVereinsbank,
                1.93%, 07/03/02(b).........         981,884
  6,471,962   Bayerische HypoVereinsbank,
                1.80%, 08/08/02(b).........       6,471,962
  3,046,968   Bayerische HypoVereinsbank,
                1.80%, 09/19/02(b).........       3,046,968
  2,945,643   Credit Agricole,
                1.94%, 07/01/02(b).........       2,945,643
 24,547,029   Den Danske Bank,
                1.78%, 07/30/02(b).........      24,547,029

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 1,963,762   Harris Trust and Savings
                Bank,
                1.80%, 09/18/02(b).........  $    1,963,762
 12,568,077   Royal Bank of Canada,
                1.94%, 07/01/02(b).........      12,568,077
 11,782,574   Toronto Dominion,
                1.83%, 08/29/02(b).........      11,782,574
                                             --------------
              TOTAL TIME DEPOSITS (Cost
                $87,873,045)...............      87,873,045
                                             --------------
              SHORT TERM CORPORATE NOTES -- 5.90%
  2,865,371   American Honda Finance,
                Floating Rate,
                1.82%(+), 04/08/03(b)......       2,865,371
  1,938,129   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.79%(+), 11/04/02(b)......       1,938,129
  7,762,588   Fleet National Bank, Floating
                Rate,
                2.00%(+), 07/03/02(b)......       7,762,588
  8,383,823   Goldman Sachs, Floating Rate,
                1.98%(+), 07/08/02(b)......       8,383,823
  3,354,552   Goldman Sachs, Floating Rate,
                2.12%(+), 08/05/02(b)......       3,354,552
  3,876,254   Merrill Lynch & Company,
                Floating Rate,
                1.91%(+), 11/26/02(b)......       3,876,254
 12,597,828   Merrill Lynch & Company,
                Floating Rate,
                1.92%(+), 04/16/03(b)......      12,597,828
 14,535,946   Morgan Stanley, Floating
                Rate,
                2.05%(+), 07/02/02(b)......      14,535,946
 18,881,269   Morgan Stanley, Floating
                Rate,
                2.05%(+), 03/25/03(b)......      18,881,269
                                             --------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $74,195,760)...      74,195,760
                                             --------------
              TOTAL SECURITIES (Cost
                $1,300,911,094)............   1,374,817,900
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS -- 4.08%
$ 3,829,921   With Morgan Stanley, dated
                06/28/02, 1.01%, due
                07/01/02, repurchase
                proceeds at maturity
                $3,830,243 (Collateralized
                by U.S. Treasury Strip,
                zero coupon, due 05/15/08,
                with a value of
                $3,907,164)................  $    3,829,921
  6,982,856   With Morgan Stanley, dated
                06/28/02, 1.01%, due
                07/01/02, repurchase
                proceeds at maturity
                $6,983,443 (Collateralized
                by U.S. Treasury Strip,
                zero coupon, due 05/15/08,
                with a value of
                $7,123,334)................       6,982,856
  7,355,892   With Investors Bank & Trust,
                dated 06/28/02, 1.03%, due
                07/01/02, repurchase
                proceeds at maturity
                $7,356,523 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 5.695%, due
                09/01/27, with a value of
                $7,724,095)................       7,355,892
  8,539,433   With Morgan Stanley, dated
                06/28/02, 1.01%, due
                07/01/02, repurchase
                proceeds at maturity
                $8,540,152 (Collateralized
                by U.S. Treasury Strip,
                zero coupon, due 05/15/08,
                with a value of
                $8,711,005)................       8,539,433
 10,137,487   With Morgan Stanley, dated
                06/28/02, 1.01%, due
                07/01/02, repurchase
                proceeds at maturity
                $10,138,340 (Collateralized
                by U.S. Treasury Strip,
                zero coupon, due 05/15/08,
                with a value of
                $10,341,044)...............      10,137,487
 14,486,848   With Morgan Stanley, dated
                06/28/02, 1.01%, due
                07/01/02, repurchase
                proceeds at maturity
                $14,488,067 (Collateralized
                by U.S. Treasury Strip,
                zero coupon, due 05/15/08,
                with a value of
                $14,778,203)...............      14,486,848
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $51,332,437).........      51,332,437
                                             --------------
              Total Investments -- 113.40%
                (Cost $1,352,243,531)......   1,426,150,337
              Liabilities less other
                assets -- (13.40)%.........    (168,529,654)
                                             --------------
              NET ASSETS -- 100.00%........  $1,257,620,683
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $1,352,243,531.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $ 188,236,905
    Gross unrealized depreciation.........   (114,330,099)
                                            -------------
    Net unrealized appreciation...........  $  73,906,806
                                            =============

---------------

(a)    All or part of this security is on loan.

(b)    Collateral for securities on loan.

(c)    Non-income producing security.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at June 30, 2002.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

 SHARES                                            VALUE
 ------                                          ----------
            COMMON STOCK -- 98.74%
            ADVERTISING -- 1.51%
   3,100    Getty Images, Inc.(a)..............  $   67,487
                                                 ----------
            AEROSPACE -- 2.13%
   4,200    Veridian Corp.(a)..................      95,340
                                                 ----------
            BANKS -- 4.58%
   1,100    Independence Community Bank
              Corp. ...........................      31,603
   2,500    R&G Financial Corp. -- Class B.....      59,275
   3,300    Wintrust Financial Corp. ..........     114,081
                                                 ----------
                                                    204,959
                                                 ----------
            BROADCAST SERVICES/MEDIA -- 4.42%
   6,700    Cumulus Media, Inc. -- Class
              A(a).............................      92,326
   3,900    Lin TV Corp. -- Class A(a).........     105,456
                                                 ----------
                                                    197,782
                                                 ----------
            BUSINESS SERVICES -- 4.55%
   2,400    Corporate Executive Board
              Company(a).......................      82,200
   1,500    Cross Country, Inc.(a).............      56,700
   3,500    Exult, Inc.(a).....................      22,750
   1,700    Medical Staffing Network Holdings,
              Inc.(a)..........................      41,650
                                                 ----------
                                                    203,300
                                                 ----------
            COMPUTER SOFTWARE AND SERVICES -- 4.98%
  11,900    Agile Software Corp.(a)............      86,513
   3,600    Jack Henry & Associates, Inc. .....      60,084
   3,500    Integral Systems, Inc.(a)..........      76,370
                                                 ----------
                                                    222,967
                                                 ----------
            ELECTRONICS -- 1.66%
   2,700    Gentex Corp.(a)....................      74,169
                                                 ----------
            FINANCIAL SERVICES -- 4.54%
   4,500    American Home Mortgage Holdings,
              Inc. ............................      56,205
   4,400    Doral Financial Corp. .............     146,916
                                                 ----------
                                                    203,121
                                                 ----------
            FOOD AND BEVERAGE -- 4.75%
   1,600    American Italian Pasta Company --
              Class A(a).......................      81,584
   2,700    Constellation Brands, Inc. -- Class
              A(a).............................      86,400
   2,100    Green Mountain Coffee, Inc.(a).....      44,541
                                                 ----------
                                                    212,525
                                                 ----------
            INTERNET SERVICES -- 0.82%
   2,300    WebEx Communications, Inc.(a)......      36,570
                                                 ----------

 SHARES                                            VALUE
 ------                                          ----------
            COMMON STOCK (CONTINUED)
            LEISURE AND RECREATION -- 1.31%
   3,600    Extended Stay America, Inc.(a).....  $   58,392
                                                 ----------
            MEDICAL AND OTHER HEALTH SERVICES -- 1.72%
   3,450    Province Healthcare Company(a).....      77,142
                                                 ----------
            MEDICAL EQUIPMENT AND SUPPLIES -- 2.82%
   4,100    Conceptus, Inc.(a).................      67,609
   6,900    Fischer Imaging Corp.(a)...........      58,686
                                                 ----------
                                                    126,295
                                                 ----------
            OIL, COAL AND GAS -- 3.15%
   9,000    Pride International, Inc.(a).......     140,940
                                                 ----------
            PHARMACEUTICALS -- 4.15%
   2,100    CIMA Labs, Inc.(a).................      50,652
   2,800    First Horizon Pharmaceutical
              Corp.(a).........................      57,932
   1,800    Medicis Pharmaceutical Corp. --
              Class A(a).......................      76,968
                                                 ----------
                                                    185,552
                                                 ----------
            RESEARCH AND DEVELOPMENT -- 12.48%
   1,400    CV Therapeutics, Inc.(a)...........      26,068
  29,900    Inspire Pharmaceuticals, Inc.(a)...     115,115
  34,900    IntraBiotics Pharmaceuticals,
              Inc.(a)..........................      45,370
   2,700    Neurocrine Biosciences, Inc.(a)....      77,355
  10,100    Pain Therapeutics, Inc.(a).........      84,436
   6,100    Tanox, Inc.(a).....................      66,063
   1,900    Trimeris, Inc.(a)..................      84,341
  14,900    XOMA, Ltd.(a)......................      59,451
                                                 ----------
                                                    558,199
                                                 ----------
            RETAIL -- 11.37%
   1,600    Coach, Inc.(a).....................      87,840
   3,100    Cost Plus, Inc.(a).................      94,423
   2,700    Hibbett Sporting Goods, Inc.(a)....      68,580
   2,300    School Specialty, Inc.(a)..........      61,088
   3,500    Urban Outfitters, Inc.(a)..........     121,520
   3,100    Wet Seal, Inc. -- Class A(a).......      75,330
                                                 ----------
                                                    508,781
                                                 ----------
            RETAIL: RESTAURANTS -- 9.79%
   2,400    California Pizza Kitchen,
              Inc.(a)..........................      59,520
   1,600    CEC Entertainment, Inc.(a).........      66,080
   1,500    Krispy Kreme Doughnuts, Inc.(a)....      48,285
   2,900    Landry's Restaurants, Inc. ........      73,979
   3,000    Sonic Corp.(a).....................      94,230

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 SHARES                                            VALUE
 ------                                          ----------
            COMMON STOCK (CONTINUED)
            RETAIL: RESTAURANTS (CONTINUED)
   2,700    The Cheesecake Factory, Inc.(a)....  $   95,796
                                                 ----------
                                                    437,890
                                                 ----------
            SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 4.42%
   2,100    CoorsTek, Inc.(a)..................      64,911
     500    Cymer, Inc.(a).....................      17,520
   3,500    Varian, Inc.(a)....................     115,325
                                                 ----------
                                                    197,756
                                                 ----------
            SEMICONDUCTORS -- 4.16%
   2,700    Brooks-PRI Automation, Inc.(a).....      69,012
  13,100    GlobespanVirata, Inc.(a)...........      50,697
   6,400    02Micro International, Ltd.(a).....      66,240
                                                 ----------
                                                    185,949
                                                 ----------
            TELECOMMUNICATIONS EQUIPMENT AND
              SERVICES -- 5.22%
   5,600    Advanced Fibre Communications,
              Inc.(a)..........................      92,624
   1,847    CIENA Corp.(a).....................       7,739
  20,600    Sonus Networks, Inc.(a)............      41,612
   5,900    Tekelec(a).........................      47,377
   2,000    West Corp.(a)......................      44,120
                                                 ----------
                                                    233,472
                                                 ----------
            TRANSPORTATION -- 4.21%
   3,900    Heartland Express, Inc.(a).........      93,327
   4,100    Knight Transportation, Inc.(a).....      95,079
                                                 ----------
                                                    188,406
                                                 ----------
            TOTAL COMMON STOCK (Cost
              $4,857,362)......................   4,416,994
                                                 ==========
PRINCIPAL                                          VALUE
---------                                        ----------
            REPURCHASE AGREEMENT -- 1.51%
 $67,637    With Investors Bank & Trust, dated
              06/28/02, 1.03%, due 07/01/02,
              repurchase proceeds at maturity
              $67,643 (Collateralized by
              Government National Mortgage
              Association Adjustable Rate
              Mortgage, 6.75%, due 08/20/23,
              with a value of $71,019) (Cost
              $67,637).........................  $   67,637
                                                 ----------
            Total Investments -- 100.25% (Cost
              $4,924,999)......................   4,484,631
            Liabilities less other
              assets -- (0.25)%................     (11,166)
                                                 ----------
            NET ASSETS -- 100.00%..............  $4,473,465
                                                 ==========

The aggregate cost of securities for federal income tax purposes at June 30, 2002, is $4,924,999.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $ 220,530
    Gross unrealized depreciation............   (660,898)
                                               ---------
    Net unrealized depreciation..............  $(440,368)
                                               =========

---------------

(a) Non-income producing security.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

       SHARES                                                VALUE
       ------                                             ------------
                        COMMON STOCK -- 99.04%
                        AGRICULTURAL EQUIPMENT -- 2.05%
        360,000         AGCO Corp.(c)...................  $  7,020,000
                                                          ------------
                        BANKS -- 6.29%
         50,000         Bank of America Corp............     3,518,000
        170,000         City National Corp..............     9,137,500
        325,000         KeyCorp.........................     8,872,500
                                                          ------------
                                                            21,528,000
                                                          ------------
                        COMPUTERS AND OFFICE EQUIPMENT -- 2.09%
         70,000         Lexmark International,
                          Inc.(c).......................     3,808,000
        200,000         Office Depot, Inc.(c)...........     3,360,000
                                                          ------------
                                                             7,168,000
                                                          ------------
                        COMPUTER SOFTWARE AND
                          SERVICES -- 7.90%
        190,000         Activision, Inc.(a)(c)..........     5,521,400
        180,000         Affiliated Computer Services,
                          Inc. -- Class A(c)............     8,546,400
        347,550         ATI Technologies, Inc.(c).......     2,401,571
        370,000         Cadence Design Systems,
                          Inc.(c).......................     5,964,400
        140,000         Symantec Corp.(c)...............     4,599,000
                                                          ------------
                                                            27,032,771
                                                          ------------
                        CONSUMER GOODS AND SERVICES -- 7.16%
        180,000         Mohawk Industries, Inc.(c)......    11,075,400
        302,000         Pactiv Corp.(c).................     7,187,600
        410,000         RPM, Inc........................     6,252,500
                                                          ------------
                                                            24,515,500
                                                          ------------
                        ELECTRONICS -- 7.75%
        245,000         FLIR Systems, Inc.(a)(c)........    10,282,650
        170,000         L-3 Communications Holdings,
                          Inc.(a)(c)....................     9,180,000
        320,400         Vishay Intertechnology,
                          Inc.(c).......................     7,048,800
                                                          ------------
                                                            26,511,450
                                                          ------------
                        ENVIRONMENTAL MANAGEMENT SERVICES -- 2.69%
        260,000         Stericycle, Inc.(c).............     9,206,600
                                                          ------------
                        FINANCIAL SERVICES -- 3.13%
        145,000         Citigroup, Inc..................     5,618,750
         90,000         MBIA, Inc.......................     5,087,700
                                                          ------------
                                                            10,706,450
                                                          ------------
                        FOOD AND BEVERAGE -- 9.74%
        400,000         Constellation Brands, Inc.(c)...    12,800,000
        149,000         Coca-Cola Enterprises, Inc. ....     3,289,920
        345,000         Pepsi Bottling Group, Inc. .....    10,626,000

       SHARES                                                VALUE
       ------                                             ------------
                        COMMON STOCK (CONTINUED)
                        FOOD AND BEVERAGE (CONTINUED)
        426,700         Tyson Foods, Inc. -- Class A....  $  6,618,117
                                                          ------------
                                                            33,334,037
                                                          ------------
                        INSURANCE -- 2.99%
        105,000         CIGNA Corp.(a)..................    10,229,100
                                                          ------------
                        INTERNET SERVICES -- 4.73%
        125,000         eBay, Inc.(a)(c)................     7,702,500
        440,000         Network Associates,
                          Inc.(a)(c)....................     8,478,800
                                                          ------------
                                                            16,181,300
                                                          ------------
                        LEISURE AND RECREATION -- 1.99%
        120,000         International Game
                          Technology(c).................     6,804,000
                                                          ------------
                        MANUFACTURING -- 1.96%
         57,000         SPX Corp.(c)....................     6,697,500
                                                          ------------
                        MEDICAL AND OTHER HEALTH SERVICES -- 3.38%
        115,000         Trigon Healthcare, Inc.(c)......    11,566,700
                                                          ------------
                        MEDICAL EQUIPMENT AND SUPPLIES -- 7.10%
        225,000         Henry Schein, Inc.(c)...........    10,012,500
        125,000         Johnson & Johnson...............     6,532,500
        105,000         St. Jude Medical, Inc.(c).......     7,754,250
                                                          ------------
                                                            24,299,250
                                                          ------------
                        OIL, COAL AND GAS -- 4.28%
        276,000         Oceaneering International,
                          Inc.(c).......................     7,452,000
        350,000         XTO Energy, Inc. ...............     7,210,000
                                                          ------------
                                                            14,662,000
                                                          ------------
                        PHARMACEUTICALS -- 6.81%
        110,000         Accredo Health, Inc.(a)(c)......     5,075,400
        300,000         AdvancePCS(c)...................     7,182,000
        155,000         Priority Healthcare
                          Corp. -- Class B(c)...........     3,642,500
        400,000         SICOR, Inc.(c)..................     7,416,000
                                                          ------------
                                                            23,315,900
                                                          ------------
                        RETAIL -- 8.19%
         90,000         AutoZone, Inc.(c)...............     6,957,000
         75,000         Best Buy Company, Inc.(c).......     2,722,500
        380,000         Circuit City Stores, Inc.-CarMax
                          Group(a)(c)...................     8,227,000
        260,000         Michaels Stores, Inc.(c)........    10,140,000
                                                          ------------
                                                            28,046,500
                                                          ------------
                        RETAIL: RESTAURANT -- 2.09%
        225,000         Brinker International,
                          Inc.(c).......................     7,143,750
                                                          ------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

       SHARES                                                VALUE
       ------                                             ------------
                        COMMON STOCK (CONTINUED)
                        SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.83%
        190,000         Varian, Inc.(c).................  $  6,260,500
                                                          ------------
                        SEMICONDUCTORS -- 4.89%
        294,000         Fairchild Semiconductor
                          Corp. -- Class A(c)...........     7,144,200
        215,000         Intel Corp. ....................     3,928,050
        280,000         Intermagnetics General
                          Corp.(c)......................     5,656,000
                                                          ------------
                                                            16,728,250
                                                          ------------
                        TOTAL COMMON STOCK (Cost
                          $328,703,509).................   338,957,558
                                                          ------------
                        REGULATED INVESTMENT COMPANY -- 0.50%
      1,714,664         Merrimac Cash Fund -- Premium
                          Class(b) (Cost $1,714,664)....     1,714,664
                                                          ------------
   PRINCIPAL
   ---------
                        COMMERCIAL PAPER -- 0.31%
     $1,055,178         Morgan Stanley, 2.08%,
                          11/08/02(b) (Cost
                          $1,055,178)...................     1,055,178
                                                          ------------
                        TIME DEPOSITS -- 6.48%
      2,471,076         American Express Centurion Bank,
                          1.79%, 07/08/02(b)............     2,471,076
        988,431         American Express Centurion Bank,
                          1.79%, 07/22/02(b)............       988,431
        494,215         Bank of Montreal,
                          1.77%, 07/08/02(b)............       494,215
      1,976,862         Bank of Nova Scotia,
                          1.80%, 07/15/02(b)............     1,976,862
        247,107         Bayerische HypoVereinsbank,
                          1.93%, 07/03/02(b)............       247,107
      1,729,753         Bayerische HypoVereinsbank,
                          1.80%, 08/08/02(b)............     1,729,753
        741,323         Bayerische HypoVereinsbank,
                          1.80%, 09/19/02(b)............       741,323
        741,323         Credit Agricole Indosuez,
                          1.94%, 07/01/02(b)............       741,323
      6,177,691         Den Danske Bank,
                          1.78%, 07/30/02(b)............     6,177,691
        494,215         Harris Trust and Savings Bank,
                          1.80%, 09/18/02(b)............       494,215
      3,162,978         Royal Bank Of Canada,
                          1.94%, 07/01/02(b)............     3,162,978
      2,965,292         Toronto Dominion,
                          1.83%, 08/29/02(b)............     2,965,292
                                                          ------------
                        TOTAL TIME DEPOSITS (Cost
                          $22,190,266)..................    22,190,266
                                                          ------------

      PRINCIPAL                                              VALUE
      ---------                                           ------------
                        SHORT TERM CORPORATE NOTES -- 5.88%
     $  791,383         American Honda Finance, Floating
                          Rate,
                          1.82%(+), 04/08/03(b).........  $    791,383
        527,589         Canadian Imperial Bank of
                          Commerce, Floating Rate,
                          1.79%(+), 11/04/02(b).........       527,589
      1,212,669         Fleet National Bank, Floating
                          Rate,
                          2.00%(+), 07/03/02(b).........     1,212,669
      1,146,561         Goldman Sachs Group, Inc.,
                          Floating Rate,
                          1.98%(+), 07/08/02(b).........     1,146,561
        721,184         Goldman Sachs Group, Inc.,
                          Floating Rate,
                          2.12%(+), 08/05/02(b).........       721,184
      1,055,178         Merrill Lynch & Company,
                          Floating Rate,
                          1.91%(+), 11/26/02(b).........     1,055,178
      3,429,328         Merrill Lynch & Company,
                          Floating Rate,
                          1.92%(+), 04/16/03(b).........     3,429,328
      3,956,917         Morgan Stanley, Floating Rate,
                          2.05%(+), 07/02/02(b).........     3,956,917
      7,275,889         Morgan Stanley, Floating Rate,
                          2.05%(+), 03/25/03(b).........     7,275,889
                                                          ------------
                        Total Short Term Corporate Notes
                          (Cost $20,116,698)............    20,116,698
                                                          ------------
                        TOTAL SECURITIES (Cost
                          $373,780,315).................   384,034,364
                                                          ------------
                        REPURCHASE AGREEMENT -- 2.02%
      6,912,404         With Investors Bank & Trust,
                          dated 06/28/02, 1.03%, due
                          07/01/02, repurchase proceeds
                          at maturity $6,912,997 (Fannie
                          Mae Adjustable Rate Mortgage,
                          6.462%, due 01/01/18, with a
                          value of $7,258,222) (Cost
                          $6,912,404)...................     6,912,404
                                                          ------------
                        Total Investments -- 114.23%
                          (Cost $380,692,719)...........   390,946,768
                        Liabilities less other
                          assets -- (14.23)%............   (48,706,575)
                                                          ------------
                        NET ASSETS -- 100.00%...........  $342,240,193
                                                          ============

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $380,692,719.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 32,922,128
    Gross unrealized depreciation..........   (22,668,079)
                                             ------------
    Net unrealized appreciation............  $ 10,254,049
                                             ============

---------------

(a) All or part of this security is on loan.

(b) Collateral for securities on loan.

(c) Non-income producing security.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at June 30, 2002.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 90.93%
              ADVERTISING -- 0.04%
$    86,000   MDC Corp., Inc., 10.50%,
                12/01/06.....................  $     74,820
                                               ------------
              AIRLINES -- 2.61%
  1,080,000   American Airlines -- 144A,
                7.80%, 10/01/06..............     1,100,358
    460,000   Continental Airlines, Inc.,
                Series 99-2,
                7.434%, 09/15/04.............       425,017
    121,705   Continental Airlines, Inc.,
                Series 98-3,
                7.08%, 11/01/04..............       117,309
    881,439   Continental Airlines, Inc.,
                Series 01-1,
                7.033%, 06/15/11.............       843,202
  1,340,000   Dunlop Stand Aero Holdings,
                11.875%, 05/15/09............     1,413,700
    685,000   Northwest Airlines, Inc.,
                8.875%, 06/01/06(a)..........       616,500
    700,000   Northwest Airlines, Inc.,
                9.875%, 03/15/07.............       630,000
                                               ------------
                                                  5,146,086
                                               ------------
              APPAREL: MANUFACTURING -- 2.30%
  1,345,000   William Carter -- 144A,
                10.875%, 08/15/11............     1,472,775
    950,000   GFSI, Inc., Series B,
                9.625%, 03/01/07.............       836,000
  1,950,000   Russell Corp. -- 144A,
                9.25%, 05/01/10..............     2,008,500
    210,000   Tropical Sportswear
                International Corp., Series
                A,
                11.00%, 06/15/08.............       221,550
                                               ------------
                                                  4,538,825
                                               ------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.88%
    420,000   Collins & Aikman Corp. -- 144A,
                9.75%, 02/15/10..............       428,400
    980,000   CSK Auto, Inc. -- 144A,
                12.00%, 06/15/06.............     1,047,375
    275,000   Universal Compression, Inc.,
                zero coupon, 02/15/08(1).....       261,250
                                               ------------
                                                  1,737,025
                                               ------------
              BROADCAST SERVICES/MEDIA -- 6.83%
  1,550,000   Acme Television, Series B,
                10.875%, 09/30/04............     1,557,750
    985,000   Adelphia Communications, Series
                B,
                9.25%, 10/01/02*.............       384,150

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$    65,000   Charter Communication Holdings,
                10.75%, 10/01/09.............  $     45,662
  1,650,000   Charter Communication Holdings,
                10.25%, 01/15/10.............     1,122,000
  1,320,000   Charter Communication Holdings,
                13.50%, 01/15/11.............       495,000
    800,000   Charter Communication Holdings,
                10.00%, 05/15/11.............       540,000
  1,750,000   Corus Entertainment,
                Inc. -- 144A,
                8.75%, 03/01/12..............     1,750,000
  1,160,000   CSC Holdings, Inc.,
                9.875%, 02/15/13.............       858,400
    535,000   CSC Holdings, Inc.,
                10.50%, 05/15/16.............       401,250
  2,375,000   Emmis Communications,
                zero coupon, 03/15/11(1).....     1,710,000
  1,045,000   Granite Broadcasting Corp.,
                10.375%, 05/15/05............       961,400
     70,000   Granite Broadcasting Corp.,
                9.375%, 12/01/05.............        62,825
  1,500,000   Granite Broadcasting Corp.,
                8.875%, 05/15/08.............     1,312,500
  1,970,000   Insight Communications,
                12.25%, 02/15/11(1)..........       847,100
    670,000   Mediacom LLC,
                9.50%, 01/15/13..............       579,550
    120,000   Mediacom Broadband LLC -- 144A,
                11.00%, 07/15/13.............       112,200
  1,000,000   Pegasus Communications Corp.,
                Series B,
                9.625%, 10/15/05.............       450,000
    250,000   Pegasus Communications Corp.,
                Series B,
                9.75%, 12/01/06..............       112,500
    160,000   Pegasus Satellite,
                12.375%, 08/01/06............        80,000
    250,000   Spectrasite Holdings, Inc.,
                6.75%, 11/15/10..............        88,750
                                               ------------
                                                 13,471,037
                                               ------------
              CHEMICALS -- 4.94%
    645,000   Airgas, Inc.,
                9.125%, 10/01/11.............       680,475
  2,885,000   Avecia Group PLC,
                11.00%, 07/01/09.............     2,870,575
    350,000   Ferro Corp.,
                9.125%, 01/01/09.............       376,083

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CHEMICALS (CONTINUED)
$   720,000   Hercules, Inc.,
                11.125%, 11/15/07............  $    806,400
    550,000   Lyondell Chemical Company,
                Series A,
                9.625%, 05/01/07.............       525,250
  1,000,000   Lyondell Chemical Company,
                Series B,
                9.875%, 05/01/07.............       957,500
    940,000   Lyondell Chemical
                Company -- 144A,
                9.50%, 12/15/08..............       874,200
     90,000   Lyondell Chemical Company,
                10.875%, 05/01/09............        79,875
    360,000   Macdermid, Inc. -- 144A,
                9.125%, 07/15/11.............       378,000
    530,000   Methanex Corp.,
                8.75%, 08/15/12..............       540,600
    410,000   Millennium America,
                Inc. -- 144A,
                9.25%, 06/15/08..............       418,200
    225,000   Noveon, Inc., Series B,
                11.00%, 02/28/11.............       238,500
    760,000   Olin Corp.,
                9.125%, 12/15/11.............       823,300
    210,000   Texas Petrochemical Corp.,
                11.125%, 07/01/06............       170,100
                                               ------------
                                                  9,739,058
                                               ------------
              COMMERCIAL SERVICES -- 1.18%
    840,000   Coinmach Corp. -- 144A,
                9.00%, 02/01/10..............       852,600
    600,000   Flag, Ltd.,
                8.25%, 01/30/08*.............        54,000
  1,425,000   Pierce Leahy Command Company,
                8.125%, 05/15/08.............     1,417,875
                                               ------------
                                                  2,324,475
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.52%
  1,405,000   Associated Materials,
                Inc. -- 144A,
                9.75%, 04/15/12..............     1,440,125
    860,000   Ryland Group Inc.,
                9.125%, 06/15/11.............       911,600
    650,000   WCI Communities, Inc.,
                9.125%, 05/01/12.............       645,125
                                               ------------
                                                  2,996,850
                                               ------------
              CONSUMER GOODS AND SERVICES -- 3.25%
    125,000   Amscan Holdings, Inc.,
                9.875%, 12/15/07.............       112,656
    910,000   Fedders North America,
                9.375%, 08/15/07.............       655,200

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
$    70,000   Fedders North America, Series
                B,
                9.375%, 08/15/07.............  $     50,400
    125,000   Graphic Packaging
                Corp. -- 144A,
                8.625%, 02/15/12.............       129,062
    280,000   Interface, Inc.,
                10.375%, 02/01/10............       298,200
    200,000   Kappa Beheer BV,
                10.625%, 07/15/09............       218,000
    495,000   Resolution Performance -- 144A,
                13.50%, 11/15/10.............       554,400
  1,500,000   Riverwood International,
                10.875%, 04/01/08............     1,560,000
  1,320,000   Salton, Inc.,
                12.25%, 04/15/08.............     1,353,000
  1,150,000   Stone Container Corp. -- 144A,
                8.375%, 07/01/12.............     1,158,625
    285,000   Weight Watchers International,
                Inc.,
                13.00%, 10/01/09.............       326,325
                                               ------------
                                                  6,415,868
                                               ------------
              DIVERSIFIED SERVICES -- 0.28%
    500,000   Yell Finance BV,
                10.75%, 08/01/11.............       545,000
                                               ------------
              EDUCATION -- 0.63%
  1,250,000   Kindercare Learning Centers,
                Series B,
                9.50%, 02/15/09..............     1,237,500
                                               ------------
              ELECTRONICS -- 1.23%
    490,000   Flextronics International,
                Ltd.,
                9.875%, 07/01/10.............       512,050
    350,000   Solectron Corp.,
                zero coupon, 05/08/20(1).....       203,875
    525,000   Solectron Corp.,
                zero coupon, 11/20/20(1).....       240,187
    350,000   Stoneridge, Inc. -- 144A,
                11.50%, 05/01/12.............       353,500
  1,095,000   Ucar Finance, Inc. -- 144A,
                10.25%, 02/15/12.............     1,116,900
                                               ------------
                                                  2,426,512
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 2.61%
    220,000   Allied Waste North America
                Industries, Inc., Series B,
                8.875%, 04/01/08.............       215,600
  1,250,000   Allied Waste North America
                Industries, Inc., Series B,
                7.875%, 01/01/09.............     1,200,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES (CONTINUED)
$ 2,050,000   Allied Waste North America
                Industries, Inc., Series B,
                10.00%, 08/01/09.............  $  2,014,289
    650,000   Stericycle, Inc., Series B,
                12.375%, 11/15/09............       747,500
    950,000   Synagro Technologies,
                Inc. -- 144A,
                9.50%, 04/01/09..............       973,750
                                               ------------
                                                  5,151,139
                                               ------------
              FINANCIAL SERVICES -- 0.37%
    700,000   Intertek Finance PLC, Series B,
                10.25%, 11/01/06.............       735,700
                                               ------------
              FOOD AND BEVERAGE -- 5.23%
  1,275,000   American Seafood Group
                LLC -- 144A,
                10.125%, 04/15/10............     1,287,750
    175,000   B&G Foods, Inc. -- 144A,
                9.625%, 08/01/07.............       179,375
  1,220,000   Burns, Philp and Company,
                Ltd. -- 144A,
                9.75%, 07/15/12..............     1,207,800
  1,157,600   Chiquita Brands International,
                Inc.,
                10.56%, 03/15/09.............     1,215,480
    360,000   Dean Foods Company,
                8.15%, 08/01/07..............       372,695
  1,230,000   Fleming Companies, Inc.,
                9.25%, 06/15/10..............     1,211,550
    110,000   Luigino's, Inc.,
                10.00%, 02/01/06.............       111,100
  1,700,000   Michael Foods, Series B,
                11.75%, 04/01/11.............     1,853,000
  1,157,000   New World Pasta Company,
                9.25%, 02/15/09..............     1,122,290
  1,000,000   Premier International Foods
                PLC,
                12.00%, 09/01/09.............     1,085,000
    680,000   Roundy's, Inc. -- 144A,
                8.875%, 06/15/12.............       678,300
                                               ------------
                                                 10,324,340
                                               ------------
              FUNERAL SERVICES -- 1.29%
    575,000   Alderwoods Group, Inc.,
                11.00%, 01/02/07.............       577,875
    600,000   Service Corp. International,
                7.375%, 04/15/04.............       589,500
    600,000   Service Corp. International,
                6.00%, 12/15/05..............       549,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FUNERAL SERVICES (CONTINUED)
$   750,000   Stewart Enterprises,
                10.75%, 07/01/08.............  $    828,750
                                               ------------
                                                  2,545,125
                                               ------------
              INDUSTRIAL -- 0.57%
  1,380,000   Muzak LLC,
                9.875%, 03/15/09.............     1,131,600
                                               ------------
              INSURANCE -- 0.27%
    525,000   Willis Coroon Corp.,
                9.00%, 02/01/09..............       540,750
                                               ------------
              LEISURE AND RECREATION -- 14.43%
    700,000   AMC Entertainment, Inc.,
                9.875%, 02/01/12.............       700,875
    350,000   Ameristar Casinos, Inc.,
                10.75%, 02/15/09.............       375,375
    420,000   AMF Bowling Worldwide,
                13.00%, 02/28/08.............       449,925
  1,750,000   Anchor Gaming Company,
                9.875%, 10/15/08.............     2,051,875
    415,000   Argosy Gaming Company,
                10.75%, 06/01/09.............       446,125
    160,000   Boyd Gaming Corp.,
                9.25%, 10/01/03..............       163,600
  1,500,000   Boyd Gaming Corp.,
                9.50%, 07/15/07..............     1,515,000
    420,000   Boyd Gaming Corp. -- 144A,
                8.75%, 04/15/12..............       422,100
  1,250,000   Carmike Cinemas,
                10.375%, 02/01/09............     1,200,000
    770,000   Hockey Company -- 144A,
                11.25%, 04/15/09.............       770,000
    100,000   Hollywood Casino Corp.,
                8.378%, 05/01/06.............       101,000
     20,000   Hollywood Casino Corp.,
                11.25%, 05/01/07.............        21,600
  1,500,000   Hollywood Casino Shreveport,
                13.00%, 08/01/06.............     1,642,500
    515,000   John Q. Hamons Hotels -- 144A,
                8.875%, 05/15/12.............       504,700
    695,000   Majestic Star LLC, Series B,
                10.875%, 07/01/06............       722,800
    150,000   Mandalay Resort Group, Series
                B,
                10.25%, 08/01/07.............       157,312
    300,000   Mandalay Resort Group,
                9.50%, 08/01/08..............       318,000
    605,000   MGM Mirage, Inc.,
                9.75%, 06/01/07..............       638,275

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 1,380,000   MGM Mirage, Inc.,
                8.50%, 09/15/10..............  $  1,439,143
    700,000   Mohegan Tribal Gaming -- 144A,
                8.00%, 04/01/12..............       702,625
  1,800,000   Park Place Entertainment Corp.,
                7.875%, 12/15/05.............     1,804,500
    125,000   Park Place Entertainment Corp.,
                8.875%, 09/15/08.............       128,906
  1,665,000   Penn National Gaming, Inc.,
                Series B,
                11.125%, 03/01/08............     1,796,119
  2,450,000   Six Flags, Inc.,
                9.75%, 06/15/07..............     2,511,250
    470,000   Six Flags, Inc.,
                9.50%, 02/01/09..............       479,400
    770,000   Six Flags, Inc.,
                8.875%, 02/01/10.............       766,150
    580,000   Sun International Hotels,
                8.875%, 08/15/11.............       592,325
    870,000   Sun International
                Hotels -- 144A,
                8.875%, 08/15/11.............       888,488
  2,100,000   Venetian Casino Resort/Las
                Vegas Sands -- 144A,
                11.00%, 06/15/10.............     2,113,125
  1,954,000   Waterford Gaming LLC -- 144A,
                9.50%, 03/15/10..............     2,022,390
  1,000,000   Wheeling Island Gaming -- 144A,
                10.125%, 12/15/09............     1,030,000
                                               ------------
                                                 28,475,483
                                               ------------
              MACHINERY -- 3.55%
    900,000   AGCO Corp.,
                8.50%, 03/15/06..............       906,750
  1,180,000   Dresser, Inc.,
                9.375%, 04/15/11.............     1,194,750
  1,200,000   Dresser, Inc. -- 144A,
                9.375%, 04/15/11.............     1,215,000
    695,000   Flowserve Corp.,
                12.25%, 08/15/10.............       785,350
    280,000   Joy Global, Inc. -- 144A,
                8.75%, 03/15/12..............       286,300
  1,140,000   Terex Corp.,
                10.375%, 04/01/01(a).........     1,225,500
  1,350,000   Terex Corp. -- 144A,
                9.25%, 07/15/11(a)...........     1,397,250
                                               ------------
                                                  7,010,900
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MANUFACTURING -- 2.82%
$   845,000   Briggs & Stratton,
                8.875%, 03/15/11.............  $    887,250
    280,000   Foamex LP,
                9.875%, 06/15/07.............       249,200
    490,000   Foamex LP Capital
                Corp. -- 144A,
                10.75%, 04/01/09.............       499,800
    140,000   Louisiana Pacific Corp.,
                8.50%, 08/15/05..............       147,664
    445,000   Louisiana Pacific Corp.,
                10.875%, 11/15/08............       489,500
    995,000   Tekni-Plex, Inc, Series B,
                12.75%, 06/15/10.............     1,029,825
    395,000   Tekni-Plex, Inc. -- 144A,
                12.75%, 06/15/10.............       408,825
  1,375,000   Transdigm, Inc.,
                10.375%, 12/01/08............     1,409,375
    720,000   Venture Holdings Trust, Series
                B,
                9.50%, 07/01/05*.............       432,000
                                               ------------
                                                  5,553,439
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 3.29%
    750,000   HCA-Healthcare Company,
                8.75%, 09/01/10..............       846,347
    935,000   Insight Health Services, Series
                B,
                9.875%, 11/01/11.............       939,675
    775,000   Magellan Health
                Services -- 144A,
                9.375%, 11/15/07.............       581,250
     65,000   Magellan Health Services,
                9.00%, 02/15/08..............        23,400
    800,000   Pacificare Health
                System -- 144A,
                10.75%, 06/01/09.............       819,000
    350,000   Rotech Healthcare,
                Inc. -- 144A,
                9.50%, 04/01/12..............       357,000
    570,000   Select Medical Corp.,
                9.50%, 06/15/09..............       581,400
  2,250,000   Vanguard Health
                Systems -- 144A,
                9.75%, 08/01/11..............     2,345,625
                                               ------------
                                                  6,493,697
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.09%
    480,000   Advanced Medical
                Optics -- 144A,
                9.25%, 07/15/10..............       474,000
    560,000   Alaris Medical Systems -- 144A,
                11.625%, 12/01/06............       630,000
    750,000   Alliance Imaging,
                10.375%, 04/15/11............       795,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES (CONTINUED)
$   245,000   Hanger Orthopedic Group, Inc.,
                10.375%, 02/15/09............  $    254,800
                                               ------------
                                                  2,153,800
                                               ------------
              METALS AND MINING -- 1.26%
    405,000   AK Steel Corp. -- 144A,
                7.75%, 06/15/12..............       400,950
    595,000   Intermet Corp. -- 144A,
                9.75%, 06/15/09..............       596,488
    630,000   Steel Dynamics, Inc. -- 144A,
                9.50%, 03/15/09..............       664,650
    815,000   Trimas Corp. -- 144A,
                9.875%, 06/15/12.............       812,963
                                               ------------
                                                  2,475,051
                                               ------------
              MOTOR VEHICLE RENTAL -- 0.63%
  1,250,000   United Rentals, Inc., Series B,
                9.00%, 04/01/09..............     1,243,750
                                               ------------
              OIL, COAL AND GAS -- 7.58%
    630,000   AmeriGas Partners LP,
                8.875%, 05/20/11.............       655,200
  1,600,000   Chesapeake Energy Corp., Series
                B,
                8.50%, 03/15/12..............     1,592,000
    490,000   Clark R&M, Inc.,
                8.875%, 11/15/07.............       470,400
  1,340,000   Comstock Resources, Inc.,
                11.25%, 05/01/07.............     1,383,550
    500,000   Comstock Resources,
                Inc. -- 144A,
                11.25%, 05/01/07.............       516,250
    600,000   Continental Resources,
                10.25%, 08/01/08.............       537,000
    835,000   Encore Acquisition Co. -- 144A,
                8.375%, 06/15/12.............       837,088
    100,000   Grey Wolf, Inc., Series C,
                8.875%, 07/01/07.............       101,000
    280,000   Grey Wolf, Inc.,
                8.875%, 07/01/07.............       287,000
    935,000   Horizon Financial Corp.,
                11.75%, 05/08/09.............       876,562
    700,000   Luscar Coal, Ltd. -- 144A,
                9.75%, 10/15/11..............       752,500
    600,000   Parker Drilling Corp., Series
                D,
                10.125%, 11/15/06............       627,000
    140,000   Pennzoil-Quaker State -- 144A,
                10.00%, 11/01/08.............       163,975
  2,375,000   Plains Resources, Inc., Series
                F,
                10.255%, 03/15/06............     2,452,188

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$   175,000   Premcor USA, Inc.,
                11.50%, 10/01/09.............  $    183,750
  1,325,000   Pride International, Inc.,
                10.00%, 06/01/09.............     1,417,750
    440,000   Ram Energy, Inc.,
                11.50%, 02/15/08.............       222,200
  1,295,000   Sesi LLC,
                8.875%, 05/15/11.............     1,307,950
    570,000   Trico Marine Services,
                Inc. -- 144A,
                8.875%, 05/15/12.............       564,300
                                               ------------
                                                 14,947,663
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.60%
    405,000   Caraustar Industries, Inc.,
                9.875%, 04/01/11.............       428,287
    210,000   Georgia-Pacific Corp.,
                9.625%, 03/15/22.............       204,319
    525,000   Longview Fibre Company -- 144A,
                10.00%, 01/15/09.............       544,687
                                               ------------
                                                  1,177,293
                                               ------------
              PHARMACEUTICAL -- 0.98%
  2,000,000   Biovail Corp.,
                7.875%, 04/01/10.............     1,930,000
                                               ------------
              PUBLISHING -- 0.29%
    195,000   Hollinger International
                Publishing,
                9.25%, 03/15/07..............       200,850
    370,000   Vertis, Inc. -- 144A,
                10.875%, 06/15/09............       367,225
                                               ------------
                                                    568,075
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.39%
    500,000   Felcor Lodging LP,
                8.50%, 06/01/11..............       490,000
  1,725,000   Host Marriott LP -- 144A,
                9.50%, 01/15/07..............     1,740,094
    280,000   Meristar Hospitality
                Corp. -- 144A,
                9.125%, 01/15/11.............       267,400
    320,000   Ventas Realty LP -- 144A,
                8.75%, 05/01/09..............       323,200
  1,855,000   Ventas Realty LP -- 144A,
                9.00%, 05/01/12..............     1,901,375
                                               ------------
                                                  4,722,069
                                               ------------
              RETAIL -- 2.19%
    400,000   Advance Stores Company,
                Inc. -- 144A,
                10.25%, 04/15/08.............       420,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RETAIL (CONTINUED)
$   650,000   Asbury Automotive
                Group -- 144A,
                9.00%, 06/15/12..............  $    627,250
    400,000   Autonation, Inc.,
                9.00%, 08/01/08..............       412,000
    250,000   Mothers Work, Inc.,
                12.625%, 08/01/05............       251,500
  1,065,000   Pantry, Inc.,
                10.25%, 10/15/07.............       963,825
  1,175,000   Shopko Stores,
                6.50%, 08/15/03..............     1,154,438
    490,000   United Auto Group,
                Inc. -- 144A,
                9.625%, 03/15/12.............       492,450
                                               ------------
                                                  4,321,463
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.61%
  3,100,000   Fisher Scientific
                International,
                9.00%, 02/01/08..............     3,169,750
                                               ------------
              SEMICONDUCTORS -- 2.52%
    595,000   Amkor Technologies, Inc.,
                9.25%, 05/01/06..............       487,900
     45,000   Amkor Technologies, Inc.,
                9.25%, 02/15/08..............        36,675
  1,005,000   Chippac International, Ltd.,
                Series B,
                12.75%, 08/01/09.............     1,055,250
  1,090,000   Fairchild Semiconductor,
                10.125%, 03/15/07............     1,145,187
  1,125,000   Fairchild Semiconductor,
                10.50%, 02/01/09.............     1,198,125
  1,215,000   On Semiconductor Corp. -- 144A,
                12.00%, 05/15/08.............     1,057,050
                                               ------------
                                                  4,980,187
                                               ------------
              SPECIAL PURPOSE ENTITY -- 2.57%
  1,262,634   Caithness Coso Funding Corp.,
                Series B,
                9.05%, 12/15/09..............     1,287,887
  1,000,000   ONO Finance PLC,
                13.00%, 05/01/09.............       330,000
  1,000,000   ONO Finance PLC,
                14.00%, 02/15/11.............       340,000
    150,000   PCA LLC/PCA Finance
                Corp. -- 144A,
                11.875%, 08/01/09............       148,500
    882,000   Peabody Energy Corp., Series B,
                8.875%, 05/15/08.............       928,305

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY (CONTINUED)
$ 1,830,000   Port Arthur Finance Corp.,
                12.50%, 01/15/09.............  $  2,040,450
                                               ------------
                                                  5,075,142
                                               ------------
              SYNDICATED BANK LOANS -- 0.84%
    800,000   Century Cable Holdings, Term
                Loan, maturing 06/30/09......       604,714
    600,000   Spectrasite Communications,
                Inc., Term Loan, maturing
                12/31/07.....................       547,050
    500,000   Steel Dynamics, Inc., Term
                Loan, maturing 03/26/08......       505,000
                                               ------------
                                                  1,656,764
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.68%
    175,000   Alamosa Delaware, Inc.,
                13.625%, 08/15/11............        52,500
    840,000   Avaya, Inc.,
                11.125%, 04/01/09............       768,600
  2,000,000   Colt Telecommunications Group
                PLC,
                zero coupon, 12/15/06(1).....     1,160,000
    400,000   Crown Castle International
                Corp.,
                zero coupon, 11/15/07(1).....       268,000
  1,590,000   Crown Castle International
                Corp.,
                10.75%, 08/01/11.............     1,049,400
  1,000,000   IWO Holdings, Inc.,
                14.00%, 01/15/11.............       320,000
  1,170,000   McCaw International, Ltd.,
                zero coupon, 04/15/07*(1)....        14,625
    970,000   Nextel Communications,
                9.375%, 11/15/09.............       492,275
  2,000,000   Nextel Partners, Inc.,
                11.00%, 03/15/10.............       800,000
    190,000   SBA Communications Corp.,
                zero coupon, 03/01/08(1).....       106,400
     45,000   SBA Communications Corp.,
                10.25%, 02/01/09.............        27,000
     80,000   Spectrasite Holdings, Inc.,
                Series B,
                10.75%, 03/15/10.............        35,200
    610,000   Telecorp PCS, Inc.,
                10.625%, 07/15/10............       570,350
    607,000   Tritel PCS, Inc.,
                10.375%, 01/15/11............       552,370
  1,450,000   Triton PCS, Inc.,
                9.375%, 02/01/11.............       928,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$   810,000   Ubiquitel Operating Company,
                zero coupon, 04/15/10(1).....  $    113,400
                                               ------------
                                                  7,258,120
                                               ------------
              TRANSPORTATION -- 1.35%
    915,000   Hornbeck-Leevac Marine
                Services -- 144A,
                10.625%, 08/01/08............       957,319
    200,000   Kansas City Southern
                Industries, Inc.,
                9.50%, 10/01/08..............       216,250
    350,000   Pacer International, Inc.,
                Series B,
                11.75%, 06/01/07.............       353,500
  1,115,000   Petroleum Helicopters,
                Inc. -- 144A,
                9.375%, 05/01/09.............     1,142,875
                                               ------------
                                                  2,669,944
                                               ------------
              UTILITIES: ELECTRIC -- 1.23%
    430,000   AES Corp.,
                8.75%, 12/15/02..............       399,900
    240,000   AES Corp.,
                9.375%, 09/15/10.............       156,000
  1,425,000   AES Corp.,
                8.875%, 02/15/11.............       883,500
  1,460,000   Calpine Corp.,
                8.50%, 02/15/11..............       978,200
                                               ------------
                                                  2,417,600
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $188,471,535)..........   179,381,900
                                               ------------
  SHARES
  ------
              COMMON STOCK -- 0.49%
              FOOD AND BEVERAGE -- 0.20%
     22,352   Chiquita Brands International,
                Inc.(c)......................       400,324
                                               ------------
              LEISURE AND RECREATION -- 0.26%
     50,000   Park Place Entertainment
                Corp.(c).....................       512,500
                                               ------------
              OIL, COAL AND GAS -- 0.03%
      2,400   Premcor, Inc.(c)...............        61,728
                                               ------------
              TOTAL COMMON STOCK (Cost
                $994,861)....................       974,552
                                               ------------
              PREFERRED STOCK -- 0.63%
        220   Broadwing Communications,
                Series B,
                12.50%.......................        26,400

  SHARES                                          VALUE
  ------                                       ------------
              PREFERRED STOCK (CONTINUED)
     12,500   CSC Holdings, Inc., Series M,
                11.125%......................  $    800,000
         37   Nextel Communications, Inc.,
                Series D,
                13.00%.......................        10,822
     17,575   Six Flags, Inc.,
                7.25%........................       405,983
                                               ------------
              TOTAL PREFERRED STOCK (Cost
                $1,985,520)..................     1,243,205
                                               ------------
              WARRANTS -- 0.01%
      1,000   IPCS, Inc. -- 144A,
                Expires 07/15/10(c)..........           250
      1,000   IWO Holdings, Inc. -- 144A,
                Expires 01/15/11(c)..........        12,500
      1,000   ONO Finance PLC, Series A,
                Expires 03/16/11(c)..........           250
        250   Ubiquitel, Inc. -- 144A,
                Expires 04/15/10(c)..........         3,125
                                               ------------
              TOTAL WARRANTS (Cost $3).......        16,125
                                               ------------
              TOTAL SECURITIES (Cost
                $191,451,919)................   181,615,782
                                               ------------
              REGULATED INVESTMENT COMPANY -- 0.06%
    109,898   Merrimac Cash Fund -- Premium
                Class(b) (Cost $109,898).....       109,898
                                               ------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 0.03%
$    67,629   Morgan Stanley,
                2.08%, 11/08/02(b) (Cost
                $67,629).....................        67,629
                                               ------------
              TIME DEPOSITS -- 0.77%
    169,073   American Express Centurion
                Bank,
                1.79%, 07/08/02(b)...........       169,073
     67,629   American Express Centurion
                Bank,
                1.79%, 07/22/02(b)...........        67,629
     33,815   Bank of Montreal,
                1.77%, 07/08/02(b)...........        33,815
    135,259   Bank of Nova Scotia,
                1.80%, 07/15/02(b)...........       135,259
     16,907   Bayerische HypoVereinsbank,
                1.93%, 07/03/02(b)...........        16,907
    118,351   Bayerische HypoVereinsbank,
                1.80%, 08/08/02(b)...........       118,351
     50,722   Bayerische HypoVereinsbank,
                1.80%, 09/19/02(b)...........        50,722
     50,722   Credit Agricole Indosuez,
                1.94%, 07/01/02(b)...........        50,722

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS (CONTINUED)
$   422,683   Den Danske Bank,
                1.78%, 07/30/02(b)...........  $    422,683
     33,815   Harris Trust and Savings Bank,
                1.80%, 09/18/02(b)...........        33,815
    216,414   Royal Bank Of Canada,
                1.94%, 07/01/02(b)...........       216,414
    202,888   Toronto Dominion,
                1.83%, 08/29/02(b)...........       202,888
                                               ------------
              TOTAL TIME DEPOSITS (Cost
                $1,518,278)..................     1,518,278
                                               ------------
              SHORT TERM CORPORATE NOTES -- 0.65%
     50,722   American Honda Finance,
                Floating Rate,
                1.82%(+), 04/08/03(b)........        50,722
     33,815   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.79%(+), 11/04/02(b)........        33,815
     91,318   Fleet National Bank, Floating
                Rate,
                2.00%(+), 07/03/02(b)........        91,318
    199,722   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.98%(+), 07/08/02(b)........       199,722
     34,578   Goldman Sachs Group, Inc.,
                Floating Rate,
                2.12%(+), 08/05/02(b)........        34,578
     67,629   Merrill Lynch & Company,
                Floating Rate,
                1.91%(+), 11/26/02(b)........        67,629
    219,795   Merrill Lynch & Company,
                Floating Rate,
                1.92%(+), 04/16/03(b)........       219,795
    253,610   Morgan Stanley, Floating Rate,
                2.05%(+), 07/02/02(b)........       253,610
    338,146   Morgan Stanley, Floating Rate,
                2.05%(+), 03/25/03(b)........       338,146
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $1,289,335)......     1,289,335
                                               ------------
              TOTAL SECURITIES (Cost
                $194,437,059)................   184,600,922
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENT -- 5.17%
$10,193,655   With Morgan Stanley, dated
                06/28/02, 1.01%, due
                07/01/02, repurchase proceeds
                at maturity $10,194,512
                (Collateralized by U.S.
                Treasury Strip, zero coupon,
                due 05/15/08, with a value of
                $10,398,820) (Cost
                $10,193,655).................  $ 10,193,655
                                               ------------
              Total Investments -- 98.74%
                (Cost $204,630,714)..........   194,794,577
              Other assets less
                liabilities -- 1.26%.........     2,482,769
                                               ------------
              NET ASSETS -- 100.00%..........  $197,277,346
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $204,630,714.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $  4,959,287
    Gross unrealized depreciation..........   (14,795,424)
                                             ------------
    Net unrealized depreciation............  $ (9,836,137)
                                             ============

---------------

(a) All or part of this security is on loan.

(b) Collateral for securities on loan.

(c) Non-income producing security.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at June 30, 2002.

(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

*   Bond is in default.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2002

                                  (UNAUDITED)

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS -- 89.06%
               AEROSPACE -- 0.55%
     762,844   Bae Systems PLC.......  $  3,892,030      UK
                                       ------------
               AIRLINES -- 0.56%
     573,000   Japan Airlines
                 Company,
                 Ltd.(a)(c)..........     1,614,198     JPN
     317,000   Singapore Airlines,
                 Ltd. ...............     2,315,558     SIN
                                       ------------
                                          3,929,756
                                       ------------
               AUTOMOBILES -- 4.01%
      79,200   Bayerische Motoren
                 Werke AG............     3,209,026     GER
     159,700   DaimlerChrysler AG....     7,734,654     GER
     612,000   Mitsubishi Motors
                 Corp.(a)(c).........     1,622,045     JPN
   1,161,000   Nissan Motor Company,
                 Ltd. ...............     8,031,566     JPN
      82,500   Renault SA............     3,850,126     FRA
     318,000   Suzuki Motor Corp. ...     3,920,018     JPN
                                       ------------
                                         28,367,435
                                       ------------
               AUTOMOTIVE PARTS AND EQUIPMENT -- 0.18%
      18,900   Magna International,
                 Inc. -- Class
                 A(a)................     1,304,092     CDA
                                       ------------
               BANKS -- 8.15%
     177,155   ABN AMRO Holding
                 N.V. ...............     3,210,970     NET
     332,640   Allied Irish Banks
                 PLC.................     4,409,576     IRE
      16,000   Allied Irish Banks
                 PLC.................       210,366     IRE
     307,790   Australia & New
                 Zealand Bank Group,
                 Ltd. ...............     3,345,647     AUS
     426,900   Banco Bilbao Vizcaya
                 Argentaria, SA......     4,817,609     SPA
      43,800   Bank of Nova
                 Scotia(a)...........     1,442,969     CDA
     187,600   Barclays PLC..........     1,577,134      UK
      74,631   Credit Suisse
                 Group(c)............     2,365,064     SWI
      20,300   Deutsche Bank AG......     1,408,542     GER
     245,250   ForeningsSparbanken
                 AB..................     3,104,129     SWE
     209,700   Hang Seng Bank,
                 Ltd. ...............     2,244,901     HNG
     115,500   HBOS PLC..............     1,248,936      UK
     325,423   Lloyds TSB Group PLC..     3,236,397      UK
      70,000   National Australia
                 Bank, Ltd. .........     1,396,353     AUS
     188,000   Oversea-Chinese
                 Banking Corp.,
                 Ltd. ...............     1,245,519     SIN
     386,000   Royal Bank of Scotland
                 Group PLC...........    10,934,492      UK

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
     256,400   Standard Chartered
                 PLC.................  $  2,733,480      UK
     100,000   Svenska Handelsbanken
                 AB -- Class A.......     1,526,440     SWE
     207,338   Turkiye Is Bankasi
                 (Isbank) (GDR)(c)...       536,176     TUR
      33,294   UBS AG(c).............     1,671,399     SWI
         595   UFJ Holdings,
                 Inc.(a).............     1,438,156     JPN
     299,000   United Overseas Bank,
                 Ltd. ...............     2,150,229     SIN
     150,447   Westpac Banking Corp.,
                 Ltd. ...............     1,376,786     AUS
                                       ------------
                                         57,631,270
                                       ------------
               BROADCAST SERVICES/MEDIA -- 1.60%
     121,662   News Corp., Ltd.(a)...       663,630     AUS
      46,150   News Corp., Ltd.
                 (ADR)...............     1,058,219     AUS
     226,406   Reuters Group PLC.....     1,199,952      UK
      55,000   Societe Television
                 Francaise...........     1,469,578     FRA
     177,207   Singapore Press
                 Holdings, Ltd. .....     1,996,839     SIN
     228,252   Vivendi Universal
                 SA..................     4,922,232     FRA
                                       ------------
                                         11,310,450
                                       ------------
               BUILDING MATERIALS -- 0.84%
      25,796   Holcim, Ltd. -- Class
                 B(a)................     5,908,339     SWI
                                       ------------
               CHEMICALS -- 1.81%
     108,000   BOC Group PLC.........     1,676,084      UK
      26,800   L'Air Liquide SA......     4,115,314     FRA
      43,000   Nitto Denko Corp. ....     1,408,487     JPN
      52,700   Norsk Hydro ASA(a)....     2,509,321     NOR
         300   Norsk Hydro ASA
                 (ADR)...............        14,436     NOR
      71,600   Shin-Etsu Chemical
                 Company, Ltd. ......     3,073,344     JPN
                                       ------------
                                         12,796,986
                                       ------------
               COMMERCIAL SERVICES -- 0.35%
     145,000   Brambles Industries,
                 Ltd. ...............       771,313     AUS
     338,300   Brambles Industries
                 PLC.................     1,691,229      UK
                                       ------------
                                          2,462,542
                                       ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               COMPUTER AND OFFICE EQUIPMENT -- 0.59%
      36,000   Canon, Inc. ..........  $  1,359,227     JPN
      59,000   TDK Corp. ............     2,783,296     JPN
                                       ------------
                                          4,142,523
                                       ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.15%
      25,600   Fuji Soft ABC,
                 Inc. ...............     1,030,572     JPN
                                       ------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 2.32%
     216,200   Bouygues SA...........     6,028,218     FRA
     249,600   CRH PLC...............     4,059,095     IRE
      29,000   Rohm Company, Ltd. ...     4,324,138     JPN
     271,000   Sekisui House,
                 Ltd.(a).............     1,989,926     JPN
                                       ------------
                                         16,401,377
                                       ------------
               CONSUMER GOODS AND SERVICES -- 3.09%
      64,200   Altadis SA............     1,322,456     SPA
      33,400   Hoya Corp. ...........     2,427,472     JPN
     224,000   Nikon Corp.(a)(c).....     2,477,485     JPN
     143,350   Sony Corp. ...........     7,562,974     JPN
     710,500   Swire Pacific, Ltd. --
                 Class A.............     3,634,563     HNG
     482,000   Unilever PLC..........     4,389,815      UK
                                       ------------
                                         21,814,765
                                       ------------
               DISTRIBUTOR -- 0.46%
     100,000   Hagemeyer NV..........     1,379,840     NET
   1,386,000   Li & Fung, Ltd. ......     1,865,833     HNG
                                       ------------
                                          3,245,673
                                       ------------
               DIVERSIFIED SERVICES -- 0.12%
      36,300   Preussag AG(a)........       882,268     GER
                                       ------------
               ELECTRONICS -- 6.47%
      81,222   Advantest Corp. ......     5,050,140     JPN
      46,000   Epcos AG(a)(c)........     1,500,676     GER
      31,000   Hirose Electric
                 Company, Ltd. ......     2,700,032     JPN
     404,000   Hitachi, Ltd.(c)......     2,609,598     JPN
     120,000   Hon Hai Precision
                 Industry Company,
                 Ltd. (GDR)(a).......       984,000     TWN
   1,939,000   Johnson Electric
                 Holdings, Ltd. .....     2,299,460     HNG
       9,990   Keyence Corp. ........     2,114,070     JPN
     175,400   KoninkliSke (Royal)
                 Philips Electronics
                 NV..................     4,887,153     NET

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               ELECTRONICS (CONTINUED)
      13,000   KoninkliSke (Royal)
                 Philips Electronics
                 NV (ADR)............  $    358,800     NET
      37,500   Murata Manufacturing
                 Company, Ltd. ......     2,406,653     JPN
     593,000   NEC Corp. ............     4,122,062     JPN
     121,979   Samsung Electronics
                 (GDR)(a)............    16,674,529     KOR
                                       ------------
                                         45,707,173
                                       ------------
               ENGINEERING -- 0.37%
      57,261   Chudenko Corp. .......       860,490     JPN
   1,580,000   Singapore Technologies
                 Engineering,
                 Ltd. ...............     1,726,782     SIN
                                       ------------
                                          2,587,272
                                       ------------
               FINANCIAL SERVICES -- 4.00%
      60,800   ACOM Company, Ltd. ...     4,150,293     JPN
      27,910   AIFUL Corp. ..........     1,828,409     JPN
     224,730   Compagnie Financiere
                 Financial Richemont
                 AG(c)...............     5,102,023     SWI
     396,000   Daiwa Securities
                 Group, Inc. ........     2,564,536     JPN
     183,800   Irish Permanent PLC...     2,626,061     IRE
     622,000   Nikko Cordial
                 Corp. ..............     3,136,435     JPN
     246,000   Nomura Holdings,
                 Inc. ...............     3,608,599     JPN
      37,680   Orix Corp. ...........     3,036,887     JPN
      44,200   Promise Company,
                 Ltd. ...............     2,225,103     JPN
                                       ------------
                                         28,278,346
                                       ------------
               FOOD AND BEVERAGE -- 4.08%
     323,600   Compass Group PLC.....     1,961,501      UK
     557,705   Fosters Group,
                 Ltd. ...............     1,483,328     AUS
      20,200   Groupe Danone(a)......     2,771,351     FRA
     220,243   Heineken NV...........     9,646,665     NET
      61,500   Heineken Holding
                 NV -- Class A.......     2,081,498     NET
      40,500   Koninkliske Numico
                 NV(a)...............       906,511     NET
      23,500   LVMH Moet Hennessy
                 Louis Vuitton
                 SA(a)...............     1,181,242     FRA
      31,650   Nestle SA.............     7,365,895     SWI
     275,000   Tate & Lyle PLC.......     1,470,067      UK
                                       ------------
                                         28,868,058
                                       ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               INSURANCE -- 5.08%
         800   Allianz AG............  $    161,205     GER
     273,500   Assicurazioni Generali
                 Spa(a)..............     6,469,478     ITA
       3,600   Fairfax Financial
                 Holdings, Ltd. .....       360,617     CDA
      81,704   ING Groep NV..........     2,093,714     NET
   1,065,000   Mitsui Sumitomo
                 Insurance Company,
                 Ltd. ...............     5,725,333     JPN
     518,600   Prudential PLC........     4,738,967      UK
     661,084   QBE Insurance Group,
                 Ltd.(a).............     2,473,512     AUS
     142,436   Swiss Re..............    13,899,688     SWI
                                       ------------
                                         35,922,514
                                       ------------
               INTERNET SERVICES -- 1.04%
     100,000   Thomson Corp. ........     3,152,000     CDA
     134,024   Thomson Corp. ........     4,236,056     CDA
                                       ------------
                                          7,388,056
                                       ------------
               INVESTMENT HOLDING COMPANY -- 0.63%
     593,800   Hutchison Whampoa,
                 Ltd. ...............     4,434,498     HNG
                                       ------------
               LEISURE AND RECREATION -- 0.31%
      53,600   Accor SA..............     2,169,653     FRA
                                       ------------
               MANUFACTURING -- 2.71%
     204,800   Assa Abloy AB.........     2,881,413     SWE
     562,000   Mitsubishi Heavy
                 Industries, Ltd. ...     1,700,331     JPN
      42,100   Schneider Electric
                 SA..................     2,259,334     FRA
      58,900   Siemens AG............     3,528,393     GER
     492,114   Smiths Group PLC......     6,385,622      UK
      75,000   THK Company, Ltd.(a)..     1,440,863     JPN
      78,000   Ushio, Inc. ..........       925,751     JPN
                                       ------------
                                         19,121,707
                                       ------------
               METALS AND MINING -- 2.71%
       5,800   Alcan, Inc. ..........       220,548     CDA
     910,175   BHP Billiton, Ltd. ...     5,282,747     AUS
      78,576   BHP Billiton, Ltd.
                 (ADR)(a)............       927,197     AUS
     275,000   BHP Billiton PLC......     1,497,292      UK
      27,000   Companhia Vale do Rio
                 Doce (CVRD)
                 (ADR)(c)............       700,650     BRA

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               METALS AND MINING (CONTINUED)
      47,000   Companhia Vale do Rio
                 Doce (CVRD)
                 (ADR)(c)............  $  1,300,490     BRA
      37,163   Pechiney SA -- Class
                 A...................     1,694,038     FRA
     260,600   ThyssenKrupp AG.......     3,929,770     GER
     441,600   WMC, Ltd. ............     2,261,964     AUS
     102,000   Xstrata PLC(c)........     1,319,666      UK
                                       ------------
                                         19,134,362
                                       ------------
               OIL AND GAS -- 3.73%
     508,000   BG Group PLC..........     2,208,886      UK
     445,000   Centrica PLC..........     1,375,806      UK
     380,400   Eni Spa(a)............     6,036,263     ITA
       2,300   Royal Dutch Petroleum
                 Company.............       127,121     NET
     205,300   Royal Dutch Petroleum
                 Company.............    11,412,196     NET
     518,300   Statoil ASA(a)........     4,618,675     NOR
      35,200   Suncor Energy,
                 Inc. ...............       617,056     CDA
                                       ------------
                                         26,396,003
                                       ------------
               PAPER AND FOREST PRODUCTS -- 0.88%
     189,000   Sumitomo Forestry
                 Company, Ltd. ......     1,131,033     JPN
     128,900   UPM-Kymmene Oyj.......     5,063,965     FIN
                                       ------------
                                          6,194,998
                                       ------------
               PHARMACEUTICALS -- 8.77%
     163,100   AstraZeneca PLC.......     6,746,566      UK
     368,128   AstraZeneca PLC.......    15,278,011      UK
      40,062   AstraZeneca PLC
                 (ADR)...............     1,642,542      UK
     222,000   Chugai Pharmaceutical
                 Company, Ltd.(a)....     2,653,344     JPN
      45,500   Elan Corp. PLC
                 (ADR)(a)(c).........       248,885     IRE
      70,000   GlaxoSmithKline PLC...     1,511,727      UK
     226,625   Novartis AG...........     9,948,090     SWI
      31,900   Roche Holding AG......     2,406,941     SWI
      60,000   Sankyo Company,
                 Ltd. ...............       815,136     JPN
     230,780   Sanofi-Synthelabo
                 SA..................    14,011,346     FRA
     256,000   Shionogi & Company,
                 Ltd. ...............     3,262,413     JPN
     126,000   Shire Pharmaceuticals
                 Group PLC(c)........     1,113,008      UK

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS (CONTINUED)
      37,000   Takeda Chemical
                 Industries, Ltd. ...  $  1,622,102     JPN
      29,000   Yamanouchi
                 Pharmaceutical
                 Company, Ltd. ......       751,709     JPN
                                       ------------
                                         62,011,820
                                       ------------
               PUBLISHING -- 0.80%
      32,000   DAI Nippon Printing
                 Company, Ltd. ......       424,336     JPN
     348,700   Pearson PLC...........     3,465,241      UK
      63,724   VNU NV................     1,767,372     NET
                                       ------------
                                          5,656,949
                                       ------------
               REAL ESTATE -- 2.40%
     775,000   Cheung Kong Holdings,
                 Ltd. ...............     6,458,385     HNG
     746,000   Hong Kong Land
                 Holdings, Ltd. .....     1,201,060     HNG
     428,000   Mitsubishi Estate
                 Company, Ltd. ......     3,495,904     JPN
     444,000   Mitsui Fudosan
                 Company, Ltd. ......     3,922,651     JPN
     308,000   Sumitomo Realty &
                 Development Company,
                 Ltd. ...............     1,866,264     JPN
                                       ------------
                                         16,944,264
                                       ------------
               RETAIL -- 2.77%
     197,000   Aeon Company, Ltd. ...     5,254,207     JPN
     215,900   Industria de Diseno
                 Textil, SA(c).......     4,549,466     SPA
     396,666   Marks & Spencer PLC...     2,251,873      UK
     111,300   Metro AG(a)...........     3,417,077     GER
       3,900   SHIMAMURA Company,
                 Ltd. ...............       299,050     JPN
     518,400   Woolworths, Ltd. .....     3,841,344     AUS
                                       ------------
                                         19,613,017
                                       ------------
               RUBBER PRODUCTS -- 0.38%
      66,500   Compagnie Generale des
                 Establissements
                 Michelin -- Class
                 B...................     2,689,207     FRA
                                       ------------
               SEMICONDUCTORS -- 3.69%
      46,000   Aixtron AG(a).........       576,242     GER
     473,500   Arm Holdings PLC(c)...     1,052,875      UK
      23,100   ASML Holding NV(c)....       364,962     NET
     237,600   ASML Holding NV(c)....     3,592,512     NET

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS (CONTINUED)
      84,700   Infineon Technologies
                 AG(c)...............  $  1,334,017     GER
      46,900   STMicroelectronics
                 NV..................     1,167,172     SWI
     100,700   STMicroelectronics
                 NV..................     2,450,031     SWI
     440,660   Taiwan Semiconductor
                 Manufacturing
                 Company, Ltd.
                 (ADR)(a)(c).........     5,728,580     TWN
     146,100   Tokyo Electron,
                 Ltd. ...............     9,510,263     JPN
      67,000   Zarlink Semiconductor,
                 Inc.(c).............       334,330     CDA
                                       ------------
                                         26,110,984
                                       ------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 10.14%
     228,500   America Movil SA de
                 CV -- Series L
                 (ADR)...............     3,061,900     MEX
      68,000   Deutsche Telekom AG...       636,698     GER
     311,600   Ericsson(LM) Telephone
                 Company (ADR)(c)....       448,704     SWE
     245,700   Hellenic
                 Telecommunications
                 Organization SA.....     3,874,591     GRE
         251   Nippon Telegraph and
                 Telephone Corp. ....     1,031,364     JPN
     783,600   Nokia Oyj.............    11,445,732     FIN
     182,700   Nortel Networks
                 Corp.(c)............       264,915     CDA
       3,055   NTT DoCoMo, Inc. .....     7,511,460     JPN
     156,570   Portugal Telecom,
                 SGPS, SA............     1,103,349     POR
   7,285,000   Singapore
                 Telecommunications,
                 Ltd. ...............     5,651,703     SIN
     173,200   Societe Europeenne des
                 Satellites (FDR)....     1,877,765     LUX
      18,743   Swisscom AG...........     5,443,138     SWI
      40,500   Telecel -- Comunicacoes
                 Pessoais, SA........       282,613     POR
     179,000   Telecom Italia Mobile
                 Spa.................       732,146     ITA
     235,000   Telecom Italia
                 Spa(a)..............     1,243,784     ITA
     327,800   Telefonaktiebolaget LM
                 Ericsson AB -- Class
                 B...................       495,011     SWE
     131,255   Telefonica SA(c)......     1,099,602     SPA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

   SHARES                                 VALUE       COUNTRY
   ------                              ------------   -------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
      29,954   Telefonica SA
                 (ADR)(c)............  $    744,357     SPA
     205,900   Telefonos De Mexico SA
                 de CV (ADR)(a)......     6,605,272     MEX
  12,908,740   Vodafone Group PLC....    17,694,010      UK
      31,000   Vodafone Group PLC
                 (ADR)(a)............       423,150      UK
                                       ------------
                                         71,671,264
                                       ------------
               TEXTILES -- 0.42%
   1,102,000   Toray Industries,
                 Inc. ...............     2,948,291     JPN
                                       ------------
               TOYS -- 1.45%
      69,600   Nintendo Corp.,
                 Ltd. ...............    10,238,710     JPN
                                       ------------
               TRANSPORTATION -- 0.70%
     297,300   Bombardier, Inc. --
                 Class B(a)(c).......     2,468,690     CDA
      71,300   Bombardier, Inc. --
                 Class B(a)(c).......       592,054     CDA
     487,000   Tokyu Corp. ..........     1,883,375     JPN
                                       ------------
                                          4,944,119
                                       ------------
               UTILITIES: ELECTRIC -- 0.75%
      87,000   Chubu Electric Power
                 Company, Inc. ......     1,526,380     JPN
      24,500   Kansai Electric Power
                 Company, Inc. ......       386,960     JPN
     307,000   National Grid Group
                 PLC.................     2,178,840      UK
      58,800   Tokyo Electric Power
                 Company, Inc. ......     1,208,052     JPN
                                       ------------
                                          5,300,232
                                       ------------
               TOTAL COMMON STOCK\
                 (Cost
                 $712,569,273).......   629,451,575
                                       ------------
               REGULATED INVESTMENT COMPANY -- 0.35%
   2,456,063   Merrimac Cash Fund --
                 Premium Class(b)\
                 (Cost $2,456,063)...     2,456,063     USA
                                       ------------
 PRINCIPAL                                VALUE       COUNTRY
 ---------                                -----       -------
               NON-CONVERTIBLE BONDS -- 0.15%
$    521,000   Hellenic Exchange
                 Finance,
                 2.00%,
                 08/02/05(c).........  $    556,280     LUX
 135,000,000   Sanwa International
                 Financial Trust,
                 1.25%,
                 08/01/05(d).........       472,579     JPN
                                       ------------
               TOTAL NON-CONVERTIBLE BONDS
                 (Cost $1,829,304)...     1,028,859
                                       ------------
               RIGHTS -- 0.07%
      26,800   L'Air Liquide SA(c)...       514,414     FRA
     390,900   TI Group(c)...........            --      UK
                                       ------------
               TOTAL RIGHTS (Cost
                 $0).................       514,414
                                       ------------
               COMMERCIAL PAPER -- 0.21%
   1,511,423   Morgan Stanley,
                 2.08%, 11/08/02\
                 (Cost $1,511,423)...     1,511,423     USA
                                       ------------
               TIME DEPOSITS -- 4.79%
   3,767,356   American Express
                 Centurion Bank,
                 1.79%,
                 07/08/02(b).........     3,767,356     USA
   1,506,942   American Express
                 Centurion Bank,
                 1.79%,
                 07/22/02(b).........     1,506,942     USA
     753,472   Bank of Montreal,
                 1.77%,
                 07/08/02(b).........       753,472     USA
   3,013,885   Bank of Nova Scotia,
                 1.80%,
                 07/15/02(b).........     3,013,885     USA
     376,736   Bayerische
                 HypoVereinsbank,
                 1.93%,
                 07/03/02(b).........       376,736     USA
   2,637,149   Bayerische
                 HypoVereinsbank,
                 1.80%,
                 08/08/02(b).........     2,637,149     USA
   1,130,206   Bayerische
                 HypoVereinsbank,
                 1.80%,
                 09/19/02(b).........     1,130,206     USA
   1,130,206   Credit Agricole,
                 1.94%,
                 07/01/02(b).........     1,130,206     USA
   9,418,389   Den Danske Bank,
                 1.78%,
                 07/30/02(b).........     9,418,389     USA
     753,472   Harris Trust and
                 Savings Bank,
                 1.80%,
                 09/18/02(b).........       753,472     USA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

 PRINCIPAL                                VALUE       COUNTRY
 ---------                                -----       -------
               TIME DEPOSITS (CONTINUED)
$  4,822,215   Royal Bank of Canada,
                 1.94%,
                 07/01/02(b).........  $  4,822,215     USA
   4,520,827   Toronto Dominion,
                 1.83%,
                 08/29/02(b).........     4,520,827     USA
                                       ------------
               TOTAL TIME DEPOSITS
                 (Cost
                 $33,830,855)........    33,830,855
                                       ------------
               SHORT TERM CORPORATE NOTES -- 4.08%
   1,129,295   American Honda
                 Finance, Floating
                 Rate,
                 1.82%(+),
                 04/08/03(b).........     1,129,295     USA
     755,707   Canadian Imperial Bank
                 of Commerce,
                 Floating Rate,
                 1.79%(+),
                 11/04/02(b).........       755,707     USA
   2,055,110   Fleet National Bank,
                 Floating Rate,
                 2.00%(+),
                 07/03/02(b).........     2,055,110     USA
   3,963,818   Goldman Sachs,
                 Floating Rate,
                 1.98%(+),
                 07/08/02(b).........     3,963,818     USA
   1,262,473   Goldman Sachs,
                 Floating Rate,
                 2.12%(+),
                 08/05/02(b).........     1,262,473     USA
   1,511,423   Merrill Lynch &
                 Company, Floating
                 Rate,
                 1.91%(+),
                 11/26/02(b).........     1,511,423     USA
   4,912,126   Merrill Lynch &
                 Company, Floating
                 Rate,
                 1.92%(+),
                 04/16/03(b).........     4,912,126     USA
   5,667,837   Morgan Stanley,
                 Floating Rate,
                 2.05%(+),
                 07/02/02(b).........     5,667,837     USA
   7,557,116   Morgan Stanley,
                 Floating Rate,
                 2.05%(+),
                 03/25/03(b).........     7,557,116     USA
                                       ------------
               TOTAL SHORT TERM
                 CORPORATE NOTES
                 (Cost
                 $28,814,905)........    28,814,905
                                       ------------
               TOTAL SECURITIES (Cost
                 $781,011,823).......   697,608,094
                                       ------------

 PRINCIPAL                                VALUE       COUNTRY
 ---------                                -----       -------
               REPURCHASE AGREEMENT -- 10.65%
$ 75,290,427   With Investors Bank &
                 Trust, dated
                 06/28/02, 1.03%, due
                 07/01/02, repurchase
                 proceeds at maturity
                 $75,296,889
                 (Collateralized by
                 Freddie Mac
                 Adjustable Rate
                 Mortgage, 6.00%, due
                 05/01/28, with a
                 total value of
                 $9,395,538, Freddie
                 Mac, 6.00%, due
                 12/15/30, with a
                 total value of
                 $23,073,424,
                 Government National
                 Mortgage
                 Association, 2.34%,
                 due 05/16/32, with a
                 total value of
                 $23,159,291 and
                 Fannie Mae, 5.92%,
                 due 07/01/31, with a
                 total value of
                 $23,427,185) (Cost
                 $75,290,427)........  $ 75,290,427     USA
                                       ------------
               Total Investments -- 109.36%
                 (Cost
                 $856,302,250).......   772,898,521
               Liabilities less other
                 assets -- (9.36)%...   (66,140,445)
                                       ------------
               NET
                 ASSETS -- 100.00%...  $706,758,076
                                       ============

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2002

                                  (UNAUDITED)

The aggregate cost of securities for federal income tax purposes at June 30, 2002 is $856,302,250.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $  56,814,218
    Gross unrealized depreciation.........   (140,217,947)
                                            -------------
    Net unrealized depreciation...........  $ (83,403,729)
                                            =============

---------------

(a)    All or part of the security is on loan.

(b)    Collateral for securities on loan.

(c)    Non-income producing security.

(d)    Principal amount shown for this debt security is denominated in Japanese
       Yen.

(ADR) American Depository Receipt.

(FDR) Foreign Depository Receipt.

(GDR) Global Depository Receipt.

(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at June 30, 2002.

                                        PERCENT OF TOTAL
COUNTRY COMPOSITION                   INVESTMENTS AT VALUE
-------------------                   --------------------
Australia (AUS).....................           3.22%
Bermuda (BER).......................           0.06%
Brazil (BRA)........................           0.26%
Canada (CDA)........................           1.94%
Finland (FIN).......................           2.14%
France (FRA)........................           6.17%
Germany (GER).......................           3.66%
Greece (GRE)........................           0.50%
Hong Kong (HNG).....................           2.86%
Ireland (IRE).......................           1.50%
Italy (ITA).........................           1.87%
Japan (JPN).........................          20.32%
Korea (KOR).........................           2.16%
Luxembourg (LUX)....................           0.32%
Mexico (MEX)........................           1.25%
Netherlands (NET)...................           5.41%
Norway (NOR)........................           0.92%
Portugal (POR)......................           0.18%
Singapore (SIN).....................           1.95%
Spain (SPA).........................           1.62%
Sweden (SWE)........................           1.09%
Switzerland (SWI)...................           7.47%
Turkey (TUR)........................           0.07%
Taiwan (TWN)........................           0.87%
United Kingdom (UK).................          13.83%
United States (USA).................          18.36%
                                             ------
TOTAL PERCENTAGE....................         100.00%
                                             ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. ORGANIZATION AND BUSINESS

Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of sixteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series, the Balanced Series, the Value & Income Series, the Growth & Income Series, the Equity Growth Series, the Mid-Cap Value Series, the Mid-Cap Growth Series, the Small-Cap Value Series, the Special Equity Series, the Small-Cap Growth Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION:

Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C. FOREIGN CURRENCY TRANSLATION:

The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D. FOREIGN CURRENCY FORWARD CONTRACTS:

Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or by entering into another offsetting foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E. OPTIONS:

Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

Transactions in options written for the period ended June 30, 2002 were as follows:

                                                              CORE BOND               BALANCED
                                                         --------------------   --------------------
                                                         NUMBER OF              NUMBER OF
                                                         CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
                                                         ---------   --------   ---------   --------
Options outstanding at beginning of period.............      --      $     --      --       $    --
Options written........................................     100       150,797      20        30,159
Options terminated in closing purchase transactions....      --            --      --            --
Options expired........................................      --            --      --            --
                                                            ---      --------      --       -------
Options outstanding at June 30, 2002...................     100      $150,797      20       $30,159
                                                            ===      ========      ==       =======

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     F. FUTURES CONTRACTS:

Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Open futures contracts as of June 30, 2002 are:

                                                                                                                       UNREALIZED
                       NUMBER OF                                        EXPIRATION      VALUE AT      VALUE AS OF     APPRECIATION
SERIES                 CONTRACTS             DESCRIPTION                   DATE        TRADE DATE    JUNE 30, 2002   (DEPRECIATION)
------                 ---------   --------------------------------   --------------   -----------   -------------   --------------
Core Bond............  828 Short   US Treasury Notes 5 Year Future    September 2002   $89,920,338    $88,945,313      $(975,025)
                       273 Short   US Treasury Notes 10 Year Future   September 2002    29,519,401     29,274,984       (244,417)
                       52 Short    US Treasury Bond Future            September 2002     5,368,786      5,344,625        (24,161)
                       41 Short    Euro Future                        March 2003        10,009,638      9,967,613        (42,025)
Balanced.............   17 Long    US Treasury Bond Future            September 2002   $ 1,759,404    $ 1,747,281      $ (12,123)
                       168 Short   US Treasury Notes 5 Year Future    September 2002    18,214,087     18,046,875       (167,212)
                       76 Short    US Treasury Notes 10 Year Future   September 2002     8,238,300      8,149,813        (88,487)
                        9 Short    Euro Future                        March 2003         2,197,238      2,188,013         (9,225)
Special Equity.......   24 Long    Russell 2000 Future*               September 2002   $ 5,551,368    $ 5,560,200      $   8,832

---------------

* At June 30, 2002, $2,000,000 was held by the custodian as initial margin.

     G. SHORT SALES:

The Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which the Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at their market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Fund will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     H. FEDERAL INCOME TAXES:

It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     I. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     J. OPERATING EXPENSES:

The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among the series based on the relative net assets or another methodology that is appropriate based on the circumstances.

     K. OTHER:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES

AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Series Portfolios as follows:

                                                              PERCENTAGE INVESTMENT
AUSA SUB-ACCOUNT                                                  IN PORTFOLIO
----------------                                              ---------------------
Money Market................................................          13.19
High Quality Bond...........................................          24.82
Intermediate Government Bond................................          27.54
Core Bond...................................................          20.72
Balanced....................................................          39.99
Value & Income..............................................          40.59
Growth & Income.............................................          31.95
Equity Growth...............................................          35.19
Mid-Cap Value...............................................          00.31
Mid-Cap Growth..............................................          00.26
Small-Cap Value.............................................          00.00
Special Equity..............................................          27.07
Small-Cap Growth............................................          00.00
Aggressive Equity...........................................          24.46
High Yield Bond.............................................          14.97
International Equity........................................          21.77

The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and payable monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For its services, the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                               ADVISOR   SUBADVISOR
PORTFOLIO SERIES                              PORTFOLIO SUBADVISORS            FEE (%)    FEE (%)
----------------                     ----------------------------------------  -------   ----------
Money Market Series................  Capital Management Group                   0.25      0.05
High Quality Bond Series...........  Merganser Capital Management Corporation   0.35(1)    (2)
Intermediate Government Bond
  Series...........................  Capital Management Group                   0.35      0.15
Core Bond Series...................  Black Rock Advisors, Inc.                  0.35(1)    (3)
Balanced Series....................  (4)                                        0.45(1)    (5)
Value & Income Series..............  (6)                                        0.45       (7)
Growth & Income Series.............  (8)                                        0.60(1)    (9)
Equity Growth Series...............  (10)                                       0.62(1)   (11)
Mid-Cap Value Series...............  Cramer Rosenthal McGlynn, LLC              0.67(1)   (12)
Mid-Cap Growth Series..............  Dresdner RCM                               0.72(1)   (13)
Small-Cap Value Series.............  Sterling Capital Management Investment     0.82(1)   0.50
                                     Counsel
Special Equity Series..............  (14)                                       0.80      (15)
Small-Cap Growth Series............  Delaware Investments                       0.87(1)   0.50
Aggressive Equity Series...........  McKinley Capital Management                0.97(1)   (16)
High-Yield Bond Series.............  Eaton Vance                                0.55(1)   (17)
International Equity Series........  Capital Guardian Trust Company             0.75      (18)

---------------

(1)  The Advisor is currently waiving a portion of its fee.

(2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $300,000,000.

(3) The market values of the fixed income securities of the Core Bond Series and Balanced Series were combined to determine the fee at the rate of 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.

(4) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and Black Rock Advisors, Inc. for equity and fixed income securities, respectively.

(5) Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. Black Rock Advisors, Inc. received 0.12% on the first $1,000,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $1,000,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series.

(6) The Value & Income Series has two subadvisors: Alliance Capital Management LP (formerly known as Sanford C. Bernstein & Company, LLC) and Asset Management Group.

(7) Asset Management Group and Alliance Capital Management LP (formerly known as Sanford C. Bernstein & Company, LLC) received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

(8) The Growth & Income Series has two subadvisors: Aeltus Investment Management, Inc. and Credit Suisse Asset Management.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(9) Aeltus Investment Management, Inc. received 0.15% on the first $300,000,000 in average daily net assets, 0.125% on the next $700,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $1,000,000,000. Credit Suisse Asset Management received 0.30% on the first $100,000,000 in average daily net assets, 0.20% on the next $200,000,000 in average daily net assets, 0.15% on the next $200,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000.

(10) The Equity Growth Series has three subadvisors, Ark Asset Management, Marsico Capital Management, and Dresdner RCM Global Investors.

(11) Dresdner RCM Global Investors, Inc. received 0.22% on the first $700,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $700,000,000. Ark Asset Management received 0.20% of average daily net assets. Marsico Capital Management received 0.30% on the first $1,000,000,000 in average daily net assets, 0.25% on the next $1,000,000,000 in average daily net assets, and 0.27% on all average daily net assets in excess of $2,000,000,000.

(12) 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $300,000,000.

(13) 0.82% on the first $25,000,000 in average daily net assets, 0.46% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, and 0.23% on all average daily net assets in excess of $100,000,000.

(14) The Special Equity Series has five subadvisors: Husic Capital; INVESCO, Inc.; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(15) Liberty Investment Management received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all daily average net assets in excess of $350,000,000. Westport Asset Management, Inc. received 0.50% of average daily net assets. Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000. INVESCO, Inc. received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000.

(16) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(17) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $125,000,000.

(18) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% on the next $200,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the period ended June 30, 2002, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

FUND                                                               EXPENSE CAP
----                                                          ----------------------
Money Market Series.........................................  30 basis points (b.p.)
High Quality Bond Series....................................         40 b.p.
Intermediate Government Bond Series.........................         40 b.p.
Core Bond Series............................................         40 b.p.
Balanced Series.............................................         50 b.p.
Value & Income Series.......................................         50 b.p.
Growth & Income Series......................................         65 b.p.
Equity Growth Series........................................         65 b.p.
Mid-Cap Value Series........................................         70 b.p.
Mid-Cap Growth Series.......................................         75 b.p.
Small-Cap Value Series......................................         85 b.p.
Special Equity Series.......................................         85 b.p.
Small-Cap Growth Series.....................................         90 b.p.
Aggressive Equity Series....................................         100 b.p.
High-Yield Bond Series......................................         60 b.p.
International Equity Series.................................         90 b.p.

Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the Series Portfolio for the period ended June 30, 2002, amounted to $16,412.

4. SECURITIES LENDING

All Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

4. SECURITIES LENDING (CONTINUED)

The Series receives compensation, net of related expenses, for lending its securities which is reported on the Statements of Operations. At June 30, 2002, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
Intermediate Government Bond Series.........................  $ 53,255,693   $ 54,230,625
Core Bond Series............................................   176,406,433    181,254,843
Balanced Series.............................................    32,597,162     33,666,560
Value & Income Series.......................................    88,930,356     91,949,819
Growth & Income Series......................................    55,094,480     57,393,608
Equity Growth Series........................................    98,797,347    101,994,821
Mid-Cap Value Series........................................     2,992,943      3,142,664
Mid-Cap Growth Series.......................................     7,581,400      7,868,406
Special Equity Series.......................................   163,544,881    171,096,852
Aggressive Equity Series....................................    45,110,137     46,575,280
High Yield Bond Series......................................     2,909,588      2,985,140
International Equity Series.................................    62,686,914     66,713,843

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended June 30, 2002, were as follows:

                                                                      COST OF          PROCEEDS
                                                                     PURCHASES        FROM SALES
                                                                   --------------   --------------
High Quality Bond Series.................  Government Obligations  $   22,898,535   $   24,284,756
                                           Other                      115,068,828       78,355,165
Intermediate Government Bond Series......  Government Obligations     143,982,788       69,881,739
                                           Other                          111,234        6,082,925
Core Bond Series.........................  Government Obligations   1,890,783,831    1,767,972,822
                                           Other                      288,247,751      247,732,249
Balanced Series..........................  Government Obligations     432,862,265      423,074,611
                                           Other                      262,080,130      305,273,996
Value & Income Series....................  Other                      360,468,790      246,764,086
Growth & Income Series...................  Other                      591,542,180      546,980,006
Equity Growth Series.....................  Other                      681,337,146      497,596,524
Mid-Cap Value Series.....................  Other                       31,248,812       17,750,534
Mid-Cap Growth Series....................  Other                       44,761,900       23,017,978
Small-Cap Value Series...................  Other                        5,072,703          155,648
Special Equity Series....................  Other                      725,921,068      700,396,865
Small-Cap Growth Series..................  Other                        6,294,345        1,358,187
Aggressive Equity Series.................  Other                      197,709,876      160,111,604
High Yield Bond Series...................  Other                      117,091,279       86,524,675
International Equity Series..............  Other                      140,699,360       54,183,784

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

6. FOREIGN CURRENCY FORWARD CONTRACTS

At June 30, 2002, the Core Bond Series, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                          NET UNREALIZED
                                      FOREIGN     IN EXCHANGE   SETTLEMENT                APPRECIATION/
                                     CURRENCY         FOR          DATE        VALUE      (DEPRECIATION)
                                    -----------   -----------   ----------   ----------   --------------
CORE BOND
--------------------------
SALE CONTRACTS:
Canadian Dollar...................    3,405,000   $2,201,248      07/22/02   $2,242,717     $ (41,469)
Canadian Dollar...................    3,405,000    2,205,161      07/22/02    2,242,717       (37,556)
Canadian Dollar...................    2,041,000    1,341,814      07/22/02    1,344,313        (2,499)
Canadian Dollar...................    9,125,000    6,030,873      07/22/02    6,010,217        20,655
Euro..............................    4,635,000    4,367,375      07/17/02    4,564,381      (197,006)
Euro..............................    2,509,000    2,394,590      07/17/02    2,470,773       (76,183)
Euro..............................    3,620,000    3,586,968      07/17/02    3,564,846        22,122
Euro..............................    4,431,000    4,352,793      07/17/02    4,363,489       (10,696)
New Zealand Dollar................    7,264,220    3,268,899      07/15/02    3,538,956      (270,057)
Swedish Krona.....................   11,230,000    1,202,381      07/17/02    1,218,384       (16,002)
Swedish Krona.....................   28,011,000    3,026,286      07/17/02    3,039,015       (12,729)
                                                                                            ---------
TOTAL.............................                                                          $(621,421)
                                                                                            =========
BALANCED
--------------------------
SALE CONTRACTS:
Canadian Dollar...................      222,000   $  143,643      07/22/02   $  146,221     $  (2,578)
Canadian Dollar...................      685,000      442,835      07/22/02      451,178        (8,343)
Canadian Dollar...................      685,000      443,623      07/22/02      451,178        (7,555)
Canadian Dollar...................      997,000      655,457      07/22/02      656,678        (1,221)
Canadian Dollar...................    1,884,000    1,245,169      07/22/02    1,240,904         4,265
Euro..............................      940,000      885,724      07/17/02      925,678       (39,954)
Euro..............................      896,300      855,429      07/17/02      882,644       (27,215)
Euro..............................      745,000      738,202      07/17/02      733,649         4,553
Euro..............................      908,500      892,465      07/17/02      894,658        (2,193)
New Zealand Dollar................    1,816,055      817,225      07/15/02      884,739       (67,514)
Swedish Krona.....................    2,310,000      247,329      07/17/02      250,620        (3,292)
Swedish Krona.....................    5,791,000      625,655      07/17/02      628,287        (2,632)
                                                                                            ---------
TOTAL.............................                                                          $(153,679)
                                                                                            =========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

6. FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)


                                                                                          NET UNREALIZED
                                      FOREIGN     IN EXCHANGE   SETTLEMENT                APPRECIATION/
                                     CURRENCY         FOR          DATE        VALUE      (DEPRECIATION)
                                    -----------   -----------   ----------   ----------   --------------
INTERNATIONAL EQUITY
--------------------------
PURCHASE CONTRACTS:
Euro..............................    6,762,011   $6,052,000      07/29/02   $6,655,404     $ 603,404
                                                                                            =========
SALE CONTRACTS:
Japanese Yen......................  442,556,000   $3,320,000      08/30/02   $3,700,861     $(380,861)
                                                                                            =========

FOREIGN CURRENCY CROSS CONTRACTS:

                                                            PURCHASE        SALE       NET UNREALIZED
                                              SETTLEMENT     CURRENT       CURRENT     APPRECIATION/
PURCHASE/SALE                                    DATE         VALUE         VALUE      (DEPRECIATION)
-------------                                 ----------   -----------   -----------   --------------
Australian Dollar/Japanese Yen..............    07/03/02   $ 2,700,637   $ 2,797,737     $  (97,100)
Australian Dollar/Japanese Yen..............    07/16/02     2,538,099     2,589,295        (51,197)
Euro/British Pound..........................    09/12/02     3,762,927     3,763,138           (210)
Euro/British Pound..........................    09/26/02     1,194,959     1,138,635         56,324
Euro/British Pound..........................    10/28/02     9,045,144     8,586,227        458,917
Euro/Canadian Dollar........................    08/21/02     3,338,551     3,177,421        161,130
Euro/Canadian Dollar........................    08/30/02     3,813,284     3,623,896        189,388
Euro/Japanese Yen...........................    07/03/02     2,851,043     2,796,890         54,153
Euro/Japanese Yen...........................    07/15/02     2,279,192     2,227,305         51,887
Euro/Japanese Yen...........................    07/18/02     5,128,951     4,985,834        143,117
Euro/Japanese Yen...........................    07/22/02     1,953,264     1,897,179         56,084
Euro/Japanese Yen...........................    08/28/02     1,520,005     1,475,585         44,420
Euro/Japanese Yen...........................    08/30/02     5,189,320     5,047,439        141,880
Euro/Japanese Yen...........................    09/18/02     7,972,657     7,608,043        364,614
Euro/Japanese Yen...........................    09/27/02     2,968,029     2,964,845          3,183
Euro/Japanese Yen...........................    09/30/02    12,191,577    11,917,959        273,619
Euro/Japanese Yen...........................    11/21/02     1,947,005     1,899,902         47,102
Euro/Mexican Peso...........................    12/04/02     3,102,583     2,930,547        172,037
                                                                                         ----------
TOTAL.......................................                                             $2,069,348
                                                                                         ==========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS

                                      RATIO TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                                   INVESTMENT
       FOR THE                       EXPENSES       INVESTMENT    INCOME (LOSS)                NET ASSETS,
     PERIOD/YEAR                      (NET OF         INCOME         (NET OF       PORTFOLIO      END OF      TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER    PERIOD/YEAR    RETURN
---------------------  --------   ---------------   ----------   ---------------   ---------   ------------   ------
MONEY MARKET
06/30/2002*..........    0.28%**       0.28%**         1.70%**        1.70%**         N/A      $711,585,218   0.96%
12/31/2001...........    0.27          0.27            3.85           3.85            N/A       704,577,191   4.37
12/31/2000...........    0.28          0.28            6.18           6.18            N/A       492,136,376    N/A
12/31/1999...........    0.28          0.28            5.06           5.06            N/A       416,768,827    N/A
12/31/1998...........    0.28          0.28            5.32           5.32            N/A       292,437,753    N/A
12/31/1997...........    0.28          0.28            5.33           5.33            N/A       232,312,458    N/A
HIGH QUALITY BOND
06/30/2002*..........  0.38**        0.38**          4.74**         4.74**             31%      350,702,334   3.07
12/31/2001...........    0.38          0.38            5.74           5.74             53       330,502,956   8.70
12/31/2000...........    0.38          0.38            6.21           6.21             73       228,391,465    N/A
12/31/1999...........    0.38          0.38            5.78           5.78             56       199,906,097    N/A
12/31/1998...........    0.39          0.39            5.90           5.90             68       227,463,134    N/A
12/31/1997...........    0.39          0.39            6.12           6.12             62       218,169,438    N/A
INTERMEDIATE GOVERNMENT BOND
06/30/2002*..........  0.39**        0.39**          4.17**         4.17**             35       286,319,554   3.69
12/31/2001...........    0.38          0.38            5.25           5.25             40       260,795,117   7.24
12/31/2000...........    0.37          0.37            5.82           5.82             48       208,106,902    N/A
12/31/1999...........    0.39          0.39            5.46           5.46             25       174,804,385    N/A
12/31/1998...........    0.39          0.39            5.46           5.46             70       158,574,467    N/A
12/31/1997...........    0.41          0.39            5.61           5.62             45       129,186,397    N/A
CORE BOND
06/30/2002*..........  0.39**        0.39**          5.03**         5.03**            241       849,469,470   2.94
12/31/2001...........    0.38          0.38            5.32           5.32            547       761,473,139   7.38
12/31/2000...........    0.38          0.38            6.28           6.28            521       641,903,354    N/A
12/31/1999...........    0.37          0.37            5.86           5.86            307       515,721,444    N/A
12/31/1998...........    0.38          0.38            5.98           5.98            102       551,935,530    N/A
12/31/1997...........    0.38          0.38            6.49           6.49             64       361,632,885    N/A

---------------

*   Unaudited.

**  Annualized.

(1) Commencement of Operations, April 27, 2001.

(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS (CONTINUED)


                                      RATIO TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                                   INVESTMENT
       FOR THE                       EXPENSES       INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR                      (NET OF         INCOME         (NET OF       PORTFOLIO       END OF        TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR      RETURN
---------------------  --------   ---------------   ----------   ---------------   ---------   --------------   --------
BALANCED
06/30/2002*..........    0.52%**       0.50%**         2.57%**         2.59%**        151%     $  407,805,680     (6.44)%
12/31/2001...........    0.49          0.49            2.82            2.82           312         497,836,597     (4.75)
12/31/2000...........    0.49          0.49            2.93            2.93           286         512,675,482       N/A
12/31/1999...........    0.52          0.50            2.46            2.48           256         525,583,903       N/A
12/31/1998...........    0.48          0.48            3.22            3.22            91         505,995,739       N/A
12/31/1997...........    0.48          0.48            3.55            3.55            87         394,769,913       N/A
VALUE & INCOME
06/30/2002*..........  0.48**        0.48**            1.79**          1.79**          15       1,697,609,361     (4.19)
12/31/2001...........    0.48          0.48            2.07            2.07            32       1,653,702,046     (1.46)
12/31/2000...........    0.46          0.46            2.23            2.23            76       1,530,760,024       N/A
12/31/1999...........    0.46          0.46            1.75            1.75            43       1,414,634,230       N/A
12/31/1998...........    0.47          0.47            2.23            2.23            31       1,367,107,496       N/A
12/31/1997...........    0.47          0.47            2.27            2.27            33       1,215,071,169       N/A
GROWTH & INCOME
06/30/2002*..........  0.64**        0.64**            0.69**          0.69**          58         897,047,847    (12.59)
12/31/2001...........    0.63          0.63            0.50            0.50           153         968,765,767    (21.84)
12/31/2000...........    0.62          0.62            0.07            0.07            80       1,172,093,970       N/A
12/31/1999...........    0.62          0.62            0.07            0.07            86       1,242,236,443       N/A
12/31/1998...........    0.63          0.63            0.30            0.30            75         771,268,461       N/A
12/31/1997...........    0.64          0.64            0.65            0.65            87         376,260,408       N/A
EQUITY GROWTH
06/30/2002*..........  0.65**        0.65**            0.20**          0.20**          40       1,209,752,599    (14.18)
12/31/2001...........    0.64          0.64            0.09            0.09            63       1,230,944,333    (19.12)
12/31/2000...........    0.64          0.64            0.05            0.05            97       1,226,091,994       N/A
12/31/1999...........    0.64          0.64            0.12            0.12            44       1,266,869,154       N/A
12/31/1998...........    0.64          0.64            0.22            0.22           104         688,448,565       N/A
12/31/1997...........    0.65          0.65            0.43            0.43            91         426,312,188       N/A
MID-CAP VALUE(1)
06/30/2002*..........  1.10**        0.70**           (0.24)**         0.16**          83          27,267,963     (2.75)
12/31/2001...........  1.91**        0.70**           (0.48)**         0.73**          87          13,632,294      9.29
MID-CAP GROWTH(1)
06/30/2002*..........  0.96**        0.75**           (0.75)**        (0.54)**         76          30,872,094    (17.90)
12/31/2001...........  1.93**        0.75**           (1.50)**        (0.32)**         63          15,562,948    (12.05)
SMALL-CAP VALUE(2)
06/30/2002*..........  1.73**        0.85**           (0.66)**         0.22**           3           4,564,049     (8.32)

---------------

*   Annualized.

**  Unaudited.

(1) Commencement of Operations, April 27, 2001.

(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS (CONTINUED)


                                      RATIO TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                                   INVESTMENT
       FOR THE                       EXPENSES       INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR                      (NET OF         INCOME         (NET OF       PORTFOLIO       END OF        TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR      RETURN
---------------------  --------   ---------------   ----------   ---------------   ---------   --------------   --------
SPECIAL EQUITY
06/30/2002*..........    0.83%**       0.83%**        (0.07)%**       (0.07)%**        56%     $1,257,620,683     (6.64)%
12/31/2001...........    0.83          0.83           (0.02)          (0.02)           88       1,323,223,840     (1.92)
12/31/2000...........    0.82          0.82            0.10            0.10            77       1,311,523,517       N/A
12/31/1999...........    0.84          0.84            0.13            0.13           171       1,171,034,281       N/A
12/31/1998...........    0.83          0.83            0.14            0.14           173         924,089,884       N/A
12/31/1997...........    0.84          0.84            0.41            0.41           146         743,388,261       N/A
SMALL-CAP GROWTH(2)
06/30/2002*..........  1.78**        0.90**           (1.65)**        (0.75)**         29           4,473,465     (9.63)
AGGRESSIVE EQUITY
06/30/2002*..........  1.00**        1.00**           (0.69)**        (0.69)**         44         342,240,193    (16.48)
12/31/2001...........    1.00          1.00           (0.72)          (0.72)           98         372,579,133    (30.23)
12/31/2000...........    0.98          0.98           (0.62)          (0.62)           62         435,760,615       N/A
12/31/1999...........    1.01          1.00           (0.47)          (0.46)          132         259,974,422       N/A
12/31/1998...........    1.10          1.00           (0.41)          (0.31)          121          81,327,707       N/A
12/31/1997...........    1.33          1.00           (0.52)          (0.19)          243          25,857,650       N/A
HIGH YIELD BOND
06/30/2002*..........  0.60**        0.60**            8.88**          8.88**          49         197,277,346     (1.51)
12/31/2001...........    0.59          0.59            9.41            9.41            90         174,019,465      5.94
12/31/2000...........    0.65          0.60            9.17            9.22           105         139,986,593       N/A
12/31/1999...........    0.61          0.60            8.45            8.46           145         124,990,408       N/A
12/31/1998...........    0.63          0.60            8.64            8.67            83          94,870,981       N/A
12/31/1997...........    0.74          0.60            8.46            8.60           109          39,700,131       N/A
INTERNATIONAL EQUITY
06/30/2002*..........  0.87**        0.87**            1.26**          1.26**           9         706,758,076     (1.97)
12/31/2001...........    0.88          0.88            0.67            0.67            28         632,888,725    (16.82)
12/31/2000...........    0.84          0.84            0.77            0.77            46         650,534,093       N/A
12/31/1999...........    0.86          0.86            0.74            0.74            35         592,713,641       N/A
12/31/1998...........    0.88          0.87            1.05            1.06            33         320,218,173       N/A
12/31/1997...........    0.88          0.87            0.90            0.91            31         205,306,068       N/A

---------------

*   Unaudited.

**  Annualized.

(1) Commencement of Operations, April 27, 2001.

(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                        TRUSTEES INFORMATION (UNAUDITED)

Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.

OFFICERS AND INTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   -----------------------------------
Joseph P. Carusone, 36.................   Treasurer since 2001     Vice President and Director,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, Assistant
                                                                   Vice President and Assistant
                                                                   Treasurer, The Bank of New York.

Robert F. Colby, 46....................   Secretary since 1993     Vice President and General Counsel,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, Diversified
                                                                   Investors Securities Corp.; Vice
                                                                   President and Assistant Secretary,
                                                                   AUSA Life Insurance Company, Inc.

John F. Hughes, 60.....................   Assistant Secretary      Assistant Secretary, Vice President
                                           since 1993              and Senior Counsel, Diversified
                                                                   Investment Advisors, Inc.; Vice
                                                                   President, AUSA Life Insurance
                                                                   Company, Inc.; Assistant Secretary,
                                                                   Diversified Investors Securities
                                                                   Corp.

Mark Mullin, 39........................   Trustee since 1995       Vice President and Chief Investment
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

Tom A. Schlossberg, 51.................   Trustee, President       Director, Chairman of the Board,
                                           since 1993              President and Chief Executive
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

DISINTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   -----------------------------------
Neal M. Jewell, 67.....................   Trustee since 1993       Consultant; Independent Trustee,
355 Thornridge Drive                                               EAI Select (a registered investment
Stamford, CT 06903                                                 company)

Eugene M. Mannella, 48.................   Trustee since 1993       Executive Vice President,
2 Orchard Neck Road                                                Investment Management Services,
Center Moriches, NY 11934                                          Inc.

Patricia L. Sawyer, 51.................   Trustee since 1993       President and Executive Search
Smith & Sawyer LLP                                                 Consultant, Smith & Sawyer LLC
P.O. Box 8063
Vero Beach, FL 32963

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DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville Road, Purchase, New York 10577
914-697-8000
































2804 (rev. 8/02)